UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05742

Name of Fund:     BlackRock Funds

BlackRock Commodity Strategies Fund

BlackRock Global Long/Short Credit Fund

BlackRock Multi-Asset Real Return Fund

BlackRock Short Obligations Fund

BlackRock Short-Term Treasury Fund

BlackRock Strategic Risk Allocation Fund

BlackRock Ultra-Short Obligations Fund

Fund Address:     100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 07/31/2014

Date of reporting period: 07/31/2014

Item 1 – Report to Stockholders

JULY 31, 2014

ANNUAL REPORT	BLACKROCK®

BlackRock FundsSM

„   BlackRock Commodity Strategies Fund

„   BlackRock Global Long/Short Credit Fund

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

2	BLACKROCK FUNDS	JULY 31, 2014

Dear Shareholder,

The latter part of 2013 was a strong period for equities and other risk assets such as high yield bonds, despite the mixed tone of economic and financial news and uncertainty as to when and by how much the U.S. Federal Reserve would begin to gradually reduce (or “taper”) its asset purchase programs. Stock markets rallied in September when the Fed defied investors’ expectations with its decision to delay tapering. The momentum was disrupted temporarily, however, when the U.S. debt ceiling debate led to a partial government shutdown, roiling financial markets globally until a compromise was struck in mid-October. The remainder of 2013 was generally positive for developed market stocks, while fixed income and emerging market investments struggled as Fed tapering became increasingly imminent. When the central bank ultimately announced its tapering plans in mid-December, equity investors reacted positively, as this action signaled the Fed’s perception of real improvement in the economy.

Most asset classes continued to move higher in 2014 despite the pull back in Fed stimulus. The year got off to a rocky start, however. A number of emerging economies showed signs of financial stress while facing the broader headwind of diminishing global liquidity. These risks, combined with disappointing U.S. economic data, caused equities to decline in January while bond markets found renewed strength from investors seeking relatively safer assets.

Although these headwinds persisted, equities were back on the rise in February as investors were encouraged by a one-year extension of the U.S. debt ceiling and market-friendly comments from the new Fed Chairwoman, Janet Yellen. While it was clear that U.S. economic data had softened, investors were assuaged by increasing evidence that the trend was temporary and weather-related, and continued to take on risk given expectations that growth would pick up later in the year.

In the months that followed, interest rates trended lower and bond prices climbed higher in the modest growth environment. Financial markets exhibited a remarkably low level of volatility despite rising geopolitical risks and mixed global economic news. Tensions in Russia and Ukraine and signs of decelerating growth in China caused some turbulence, but markets were resilient as investors focused on signs of improvement in the U.S. recovery, stronger corporate earnings and increased merger-and-acquisition activity. Importantly, investors were comforted by comments from the Fed offering reassurance that no changes to short-term interest rates were on the horizon.

In the low-rate environment, investors looked to equities as a source of yield, pushing major indices to record highs. As stock prices moved higher, investors soon became wary of stretched valuations and a new theme emerged in the markets. Stocks that had experienced significant price appreciation in 2013, particularly growth and momentum names, broadly declined as investors fled to stocks with cheaper valuations. This rotation resulted in the strongest performers of 2013 struggling most in 2014, and vice versa. Especially hard hit were U.S. small cap and European stocks where earnings growth had not kept pace with recent market gains. In contrast, emerging market stocks benefited from the trend. As a number of developing countries took steps to stabilize their finances, investors looked past political risks – hardly batting an eye at a military coup in Thailand – and poured back into these attractively priced investments.

Asset prices tend to be more vulnerable to bad news when investors believe valuations are stretched. Consequently, markets came under pressure in July as geopolitical tensions intensified with the tragic downing of a Malaysian civilian airliner over Ukraine, the continued fragmentation of Iraq and a ground war between Israel and Hamas in Gaza. As the period came to a close, financial troubles in Argentina and Portugal as well as new U.S. and European sanctions on Russia were additional headwinds for the markets.

Despite a host of challenges, most asset classes generated solid returns for the six- and 12-month periods ended July 31, 2014, with equities generally outperforming fixed income. Emerging market equities delivered impressive gains. Developed markets also performed well, although small cap stocks lagged due to relatively higher valuations. Most fixed income assets produced positive returns even as the Fed reduced its open-market purchases. Tax-exempt municipal bonds benefited from a favorable supply-and-demand environment. Short-term interest rates remained near zero, keeping yields on money market securities close to historic lows.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit www.blackrock.com for further insight about investing in today’s world.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

“Asset prices pushed higher over the period despite modest global growth, geopolitical risks and a shift toward tighter U.S. monetary policy.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of July 31, 2014
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	9.44%	16.94%
U.S. small cap equities (Russell 2000® Index)	(0.30)	8.56
International equities (MSCI Europe, Australasia, Far East Index)	7.03	15.07
Emerging market equities (MSCI Emerging Markets Index)	15.70	15.32
3-month Treasury bill (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.02	0.05
U.S. Treasury securities (BofA Merrill Lynch 10- Year U.S. Treasury Index)	2.71	3.50
U.S. investment grade bonds (Barclays U.S. Aggregate Bond Index)	2.16	3.97
Tax-exempt municipal bonds (S&P Municipal Bond Index)	4.11	7.38
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	3.33	8.18

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of July 31, 2014	BlackRock Commodity Strategies Fund

Investment Objective

BlackRock Commodity Strategies Fund’s (the “Fund”) investment objective is to seek total return.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended July 31, 2014, the Fund outperformed its benchmark, the Bloomberg Commodity Index Total ReturnSM (formerly known as “the Dow Jones-UBS Commodity Index Total ReturnSM).

What factors influenced performance?

•

Commodity-related equities outperformed commodity-linked notes during the period, as a stabilizing global economic backdrop, attractive valuations and favorable changes in company strategies generated some renewed interest in these equity investments.

•

Each of the Fund’s equity sleeves contributed positively to relative returns during the period. The Fund’s exposure to energy companies was the largest contributor to outperformance. Royal Dutch Shell PLC was a notable performer, as the market responded well to the company’s increased focus on capital discipline.

•	The futures portion of the Fund (the commodity-linked derivatives strategy) also outperformed the benchmark index due to active positioning on the futures curve.

•

Within the Fund’s equity exposure, gold stocks delivered a modest return. Gold and gold stocks performed poorly in 2013 due to a number of headwinds, including the strengthening of the U.S. dollar, the absence of inflationary pressures and the withdrawal of monetary stimulus by the U.S. Federal Reserve. Gold investments recovered strongly in the first seven months of 2014, helped by some safe-haven buying and the abating of outflows from gold exchange-traded funds. In the aggregate, however, the Fund’s gold-stock sleeve – while outperforming the benchmark - lagged the strong performance that occurred in the Fund’s other sleeves.

Describe recent portfolio activity.

•

During the 12-month period, the Fund sought to maintain generally equal weightings between the equity and derivatives strategies, as well as balanced and broad equity exposure across commodity sectors. The Fund rebalanced its strategy allocations in February 2014. This resulted in reductions in the segments that had exhibited strong performance, namely energy and agricultural stocks, and additions to underperforming segments, including mining stocks, gold stocks and the futures-linked exposure.

•

Also during the period, the Fund maintained a position in cash and cash equivalents, predominantly comprised of U.S. Treasury bills, as collateral against the Fund’s exposure to commodity-linked notes. The Fund’s cash balance did not have a material impact on performance.

Describe portfolio positioning at period end.

•

The Fund ended the period with 50% of net assets allocated to the commodity-related equity strategy and 50% allocated to the commodity-linked derivatives strategy (including short-term fixed income securities held to meet collateral requirements associated with the commodity-linked note exposure). Aggregating both strategies, the Fund was overweight relative to the benchmark index in energy and mining and underweight in agriculture and precious metals.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments

Canadian Imperial Bank of Commerce 3-month LIBOR, 2/27/15-CLN	5%
Royal Dutch Shell PLC, B Shares	4
Chevron Corp.	3
Exxon Mobil Corp.	3
Swedish Export Credit Corp. 3-month LIBOR, 4/20/15-CLN	3
JPMorgan Chase Bank, N.A. 3-month LIBOR, 4/17/15-CLN	3
Citigroup, Inc. 1-month LIBOR, 4/17/15-CLN	3
BHP Billiton PLC	2
JPMorgan Chase Bank, N.A. 3-month LIBOR, 9/01/15-CLN	2
Citigroup, Inc. 1-month LIBOR, 9/01/15-CLN	2

Portfolio Composition	Percent of Long-Term Investments

Common Stocks	76%
Commodity-Linked Notes	23
Investment Companies	1

4	BLACKROCK FUNDS	JULY 31, 2014

BlackRock Commodity Strategies Fund

Total Return Based on a $10,000 Investment

[1]

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]

The Fund utilizes two strategies and under normal circumstances expects to invest approximately 50% of its total assets in each strategy; provided, however, that from time to time, Fund management may alter the weightings if it deems it prudent to do so based on market conditions, trends or movements or other similar factors.

[3]

An unmanaged commodity index currently composed of futures contracts on 20 physical commodities, and assumes that the futures positions are fully collateralized. Prior to July 1, 2014, the Bloomberg Commodity Index Total ReturnSM was known as the Dow Jones-UBS Commodity Index Total ReturnSM.

[4]	Commencement of operations.

Performance Summary for the Period Ended July 31, 2014
		Average Annual Total Returns[5]
		1 Year		Since Inception[6]
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	7.50%	7.85%	N/A	0.57%	N/A
Investor A	7.53	7.65	2.00%	0.41	(1.49)%
Investor C	7.11	6.87	5.87	(0.38)	(0.38)
Bloomberg Commodity Index Total ReturnSM	1.44	1.44	N/A	(3.16)	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 8 for a detailed description of share classes, including any related sales charges and fees.

[6]	The Fund commenced operations on October 3, 2011.
N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example
	Actual			Hypothetical[8]
	Beginning Account Value February 1, 2014	Ending Account Value July 31, 2014	Expenses Paid During the Period[7]	Beginning Account Value February 1, 2014	Ending Account Value July 31, 2014	Expenses Paid During the Period[7]	Annualized Expense Ratio
Institutional	$1,000.00	$1,075.00	$6.64	$1,000.00	$1,018.40	$6.46	1.29%
Investor A	$1,000.00	$1,075.30	$7.72	$1,000.00	$1,017.36	$7.50	1.50%
Investor C	$1,000.00	$1,071.10	$11.55	$1,000.00	$1,013.64	$11.23	2.25%

[7]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period shown). The fees and expenses of the underlying funds in which the Fund invests are not included in the Fund’s annualized expense ratio.

[8]

Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365. See “Disclosure of Expenses” on page 8 for further information on how expenses were calculated.

BLACKROCK FUNDS	JULY 31, 2014	5

Fund Summary as of July 31, 2014	BlackRock Global Long/Short Credit Fund

Investment Objective

BlackRock Global Long/Short Credit Fund’s (the “Fund”) investment objective is to seek absolute total returns over a complete market cycle.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended July 31, 2014, the Fund outperformed its benchmark, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index.

What factors influenced performance?

•

The Fund’s net long position in credit (i.e., total long positions minus total short positions) drove positive results as risk assets rallied for the majority of the period. The strongest performance in the Fund came from positioning in bank debt across the capital structure – from covered bonds to subordinated debt – as the sector benefited from a number of catalysts. Long positions in select European high yield issuers had a positive impact on results, as did broad market exposure to high-quality U.S. high yield debt.

•

In investment grade credit, the Fund’s positioning within global industrial issuers was a positive contributor to performance. Exposure to U.S. issuer Verizon Communications, Inc. added to returns as the company looked to finance an acquisition via the new-issue market during the fall of 2013.

•

Given the relatively low volatility environment for spreads, the incremental income earned from exposure to bank loans, both through collateralized loan obligations and leveraged loans, was a positive contributor.

•

Trading in aviation-related issuers added to returns as the Fund was well-positioned for the late-2013 merger of American Airlines and US Airways. Additionally, the Fund benefited from positioning around the merger of U.S. communications/media issuers Comcast Corp. and Time Warner Cable, Inc. announced in February of 2014. The Fund’s long/ short trades in Spanish covered bonds enhanced results for the period. The Fund also benefited from trading strategies in convertible bonds of Italian telecom issuer Telecom Italia SpA, airline holding company International Airlines Group SA and German automobile manufacturer Volkswagen AG.

•

As the period was largely favorable for credit, the Fund’s use of credit derivatives to manage overall risk in Europe was the primary detractor from returns. Additionally, short positioning in European sovereign debt hurt results as these issues rallied during the period. Similarly, tactical short positions in European crossover credit (issues straddling the line between speculative and investment grade credit quality) detracted modestly, as did derivatives positions used to manage risks relating to broad U.S. market exposure.

•

As part of its investment strategy, the Fund uses derivatives to manage duration (sensitivity to interest rate movements) and currency risk. The Fund may also employ credit derivatives in order to express a positive or negative view on a particular issuer or sector, or to manage overall credit risk. During the period, the Fund’s derivative holdings had a net negative impact on performance.

Describe recent portfolio activity.

•

During the 12-month period, the Fund tactically managed risk in response to shifting market conditions. Early in the period, the Fund maintained a low level of risk while preparing to take advantage of the robust new-issue market in investment grade and high yield corporate credit. The Fund added risk exposure through new issues where there was a strong positive fundamental view on credit. As the period progressed, the Fund gradually reduced exposure to U.S. high yield given fears of a potential pullback. In Europe, the Fund took an overall short position in the crossover portion of the high yield market following a period of strong performance in the sector, while continuing to seek select opportunities to take long positions in individual issuers.

•

In financials, the Fund tactically positioned across the capital structure in European bank debt, while actively trading capital securities in the United States. The Fund added exposure to U.S. and European bank loans, with a focus on higher quality issues in terms of loan structure, credit quality, liquidity and diversification. The Fund tactically traded foreign and domestic aviation-related debt and positioned around the merger of American Airlines and US Airways. Also during the period, the Fund purchased convertible bonds where attractive entry points were presented; implemented capital structure trades between debt and equity; and pursued event-driven opportunities in U.S. technology issuers. In sovereign debt, the Fund held significant short positions in European peripheral countries at the beginning of the period; however, as these issues underperformed, the Fund reduced these short positions toward the end of 2013. In June 2014, the Fund took tactical long positions in shorter-maturity European sovereign debt, which benefited from increased demand as the European Central Bank (“ECB”) lowered deposit rates.

•

The Fund’s cash exposure had no material impact on performance as the Fund may express long and short positions via the credit default swap market, which does not require a cash outlay like that of traditional cash bonds.

Describe portfolio positioning at period end.

•

As of period end, the investment advisor continues to monitor the divergence in the ECB’s monetary policy versus that of the U.S. Federal Reserve and other central banks. The Fund’s positioning at period end reflected a preference for European bank debt and a bias toward higher quality assets.

•

The Fund ended the period with a net long credit position in Europe at 32% of net assets, 21% in the U.S. and 53% overall given continued strong credit fundamentals. The Fund remained positioned to be nimble and tactical to take advantage of long and short opportunities as they arise.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	BLACKROCK FUNDS	JULY 31, 2014

BlackRock Global Long/Short Credit Fund

Total Return Based on a $10,000 Investment

[1]

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]

The Fund seeks to provide absolute total returns over a complete market cycle through diversified long and short exposure to the global fixed income markets. Under normal circumstances the Fund invests at least 80% of its total assets in credit related instruments.

[3]	An unmanaged index that tracks 3-month U.S. Treasury securities.

[4]	Commencement of operations.

Performance Summary for the Period Ended July 31, 2014
				Average Annual Total Returns[5]
				1 Year		Since Inception[6]
	Standardized 30-Day Yield	Unsubsidized 30-Day Yield	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	3.15%	3.15%	2.05%	4.36%	N/A	4.71%	N/A
Investor A	2.70	2.69	1.93	4.09	(0.08)%	4.46	2.97%
Investor C	2.06	2.05	1.54	3.31	2.31	3.70	3.70
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	—	—	0.02	0.05	N/A	0.07	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 8 for a detailed description of share classes, including any related sales charges and fees.

[6]	The Fund commenced operations on September 30, 2011.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example
	Actual				Hypothetical[9]
			Including Interest Expense	Excluding Interest Expense		Including Interest Expense		Excluding Interest Expense
	Beginning Account Value February 1, 2014	Ending Account Value July 31, 2014	Expenses Paid During the Period[7]	Expenses Paid During the Period[8]	Beginning Account Value February 1, 2014	Ending Account Value July 31, 2014	Expenses Paid During the Period[7]	Ending Account Value July 31, 2014	Expenses Paid During the Period[8]
Institutional	$1,000.00	$1,020.50	$8.02	5.16	$1,000.00	$1,016.86	$8.00	$1,019.69	$5.16
Investor A	$1,000.00	$1,019.30	$9.41	6.61	$1,000.00	$1,015.47	$9.39	$1,018.25	$6.61
Investor C	$1,000.00	$1,015.40	$13.04	10.24	$1,000.00	$1,011.85	$13.02	$1,014.63	$10.24

[7]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.60% for Institutional, 1.88% for Investor A and 2.61% for Investor C), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). The fees and expenses of the underlying funds in which the Fund invests are not included in the Fund’s annualized expense ratio.

[8]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.03% for Institutional, 1.32% for Investor A and 2.05% for Investor C), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). The fees and expenses of the underlying funds in which the Fund invests are not included in the Fund’s annualized expense ratio.

[9]

Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365. See “Disclosure of Expenses” on page 8 for further information on how expenses were calculated.

BLACKROCK FUNDS	JULY 31, 2014	7

About Fund Performance

•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

•

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% for BlackRock Commodity Strategies Fund and 4.00% for BlackRock Global Long/Short Credit Fund. These shares are subject to a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase.

•

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Figures shown in each of the performance tables on the previous pages assume reinvestment of all dividends and distributions, if any, at net asset value (“NAV”) on the ex-dividend/payable dates. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor, has contractually agreed to waive and/or reimburse a portion of each Fund’s expenses. Without such waiver and/or reimbursement, each Fund’s performance would have been lower. The Manager is under no obligation to waive or reimburse or to continue waiving or reimbursing its fees after the applicable termination date of such agreement. See Note 5 of the Notes to Financial Statements for additional information on waivers and reimbursements. The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waiver and/or reimbursements.

Disclosure of Expenses

Shareholders of the Funds may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on February 1, 2014 and held through July 31, 2014) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the headings entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

8	BLACKROCK FUNDS	JULY 31, 2014

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments, including financial futures contracts, forward foreign currency exchange contracts, options and swaps, as specified in Note 4 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market, equity, credit, interest rate and/or foreign currency exchange rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Funds’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation a Fund can realize on an investment, may result in lower dividends paid to shareholders and/or may cause a Fund to hold an investment that it might otherwise sell. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

BlackRock Global Long/Short Credit Fund’s Portfolio Information

	Percent of Total Investments[1]
Geographic Allocation	Long	Short	Total
United States	33%	17%	50%
Italy	9	—	9
Spain	7	2	9
Ireland	5	—	5
United Kingdom	5	—	5
Denmark	5	—	5
Netherlands	4	—	4
Cayman Islands	3	—	3
France	2	—	2
Portugal	2	—	2
Other[2]	5	1	6

Total	80%	20%	100%

[1]	Total investments include the gross market values of long and short positions and exclude short-term securities.

[2]	Includes holdings within countries that are 1% or less of long-term investments. Please refer to the Schedule of Investments for such countries.

Credit Quality Allocation[3]	Percent of Long-Term Investments

AAA/Aaa[4]	3%
AA/Aa	9
A	7
BBB/Baa	22
BB/Ba	22
B	15
CCC/Caa	3
N/R	19

[3]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P’s”) or Moody’s Investors Service if ratings differs. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[4]

The investment advisor evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment advisor has deemed unrated U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations to be of similar credit quality as investments rated AAA/Aaa.

BLACKROCK FUNDS	JULY 31, 2014	9

Consolidated Schedule of Investments July 31, 2014	BlackRock Commodity Strategies Fund
(Percentages shown are based on Net Assets)

Commodity-Linked Notes	Par (000)	Value
Canadian Imperial Bank of Commerce 3-month LIBOR (Indexed to the Bloomberg Commodity Index Total ReturnSM, multiplied by 3), 2/27/15	USD 13,000	$13,517,485
Citigroup, Inc. 1-month LIBOR (Indexed to the Dow Jones-UBS Commodity Index Curve CompositeSM, multipled by 3), 4/17/15	10,000	8,749,590
Citigroup, Inc. 1-month LIBOR (Indexed to the Dow Jones-UBS Commodity Index Curve CompositeSM, multipled by 3), 9/01/15	6,000	5,819,418
Citigroup, Inc. 3-month LIBOR (Indexed to the Bloomberg Commodity Total ReturnSM, multiplied by 3), 4/17/15	5,000	4,160,163
JPMorgan Chase Bank, N.A. 3-month LIBOR (Indexed to the Bloomberg Commodity Index Total ReturnSM, multiplied by 3), 4/17/15	5,000	4,165,927
JPMorgan Chase Bank, N.A. 3-month LIBOR (Indexed to the Dow Jones-JM Enhanced Beta Select Alternative Benchmark Total ReturnSM, multiplied by 3), 4/17/15	10,000	9,084,907
JPMorgan Chase Bank, N.A. 3-month LIBOR (Indexed to the Dow Jones-JM Enhanced Beta Select Alternative Benchmark Total ReturnSM, multiplied by 3), 9/01/15	6,000	5,901,000
Swedish Export Credit Corp. 3-month LIBOR (Indexed to the Bloomberg Commodity Index Total ReturnSM, multipled by 3), 4/20/15	11,000	9,195,898
UBS AG 3-month LIBOR (Indexed to the Bloomberg Commodity Index Total ReturnSM, multiplied by 3), 1/05/15	5,000	5,330,719
Total Commodity-Linked Notes — 14.8%		65,925,107

Common Stocks	Shares
Biotechnology — 0.1%
Genus PLC	28,650	505,862
Chemicals — 2.6%
Agrinos AS (a)	70,000	55,676
Agrium, Inc.	12,000	1,092,960
Auriga Industries A/S	5,294	284,439
CF Industries Holdings, Inc.	1,000	250,340
Johnson Matthey PLC	3,605	179,626
Monsanto Co.	30,800	3,483,172
The Mosaic Co.	37,500	1,729,125
Potash Corp. of Saskatchewan, Inc.	28,000	993,720
Syngenta AG, Registered Shares	3,800	1,346,166
Umicore SA	6,700	323,802
Uralkali OJSC — GDR, Registered Shares	71,000	1,356,469
Yara International ASA	4,500	206,233

		11,301,728

Common Stocks	Shares	Value
Construction Materials — 0.1%
Interfor Corp.	40,500	$556,418
Energy Equipment & Services — 2.4%
Cameron International Corp. (a)	22,350	1,584,839
Halliburton Co.	53,400	3,684,066
Schlumberger Ltd.	47,508	5,149,392

		10,418,297
Food & Staples Retailing — 0.3%
The Andersons, Inc.	13,000	702,260
Total Produce PLC	470,000	717,461

		1,419,721
Food Products — 4.7%
Adecoagro SA	63,750	634,950
Archer-Daniels-Midland Co.	79,000	3,665,600
Astra Agro Lestari Tbk PT	60,000	137,688
BRF SA — ADR	114,000	2,793,000
Bunge Ltd.	30,000	2,365,200
China Agri-Industries Holdings Ltd.	299,800	130,835
Darling International, Inc. (a)	20,000	374,400
First Resources Ltd.	435,000	784,853
Glanbia PLC	50,000	769,233
GrainCorp Ltd., Class A	35,764	287,500
The Hillshire Brands Co.	6,000	376,620
Hormel Foods Corp.	5,000	226,300
Ingredion, Inc.	15,000	1,104,450
Kernel Holding SA (a)	8,000	73,727
New Britain Palm Oil Ltd.	30,200	264,622
Origin Enterprises PLC (a)	68,000	760,311
Pilgrim’s Pride Corp.	25,500	712,980
Scandi Standard AB	58,000	386,768
Select Harvests Ltd.	48,569	238,313
SunOpta, Inc. (a)	30,000	370,800
Tate & Lyle PLC	17,000	178,476
Tyson Foods, Inc., Class A	66,000	2,455,860
Wh Group Ltd. (b)	225,000	179,999
Wilmar International Ltd.	664,000	1,733,612

		21,006,097
Household Durables — 0.0%
TRI Pointe Homes, Inc.	5,855	79,101
Machinery — 0.4%
Deere & Co.	7,700	655,347
Kubota Corp.	90,000	1,184,876

		1,840,223
Metals & Mining — 17.9%
African Barrick Gold PLC	88,000	388,423
African Rainbow Minerals Ltd.	65,000	1,205,585
Agnico-Eagle Mines Ltd.	23,700	881,183
Alamos Gold, Inc.	72,180	642,130
AngloGold Ashanti Ltd.	170,500	2,923,461

Portfolio Abbreviations

ADR	American Depositary Receipts	EURIBOR	Euro Interbank Offered Rate	PIK	Payment-in-kind
CBOE	Chicago Board Options Exchange	FKA	Formerly Known As	REIT	Real Estate Investment Trust
CHF	Swiss Franc	GBP	British Pound	S&P	Standard & Poor’s
CDO	Collateralized Debt Obligation	GDR	Global Depositary Receipts	SPDR	Standard & Poor’s Depositary Receipts
CLO	Collateralized Loan Obligation	JPY	Japanese Yen	SEK	Swedish Krona
ETF	Exchange Traded Fund	LIBOR	London Interbank Offered Rate	USD	U.S. Dollar
EUR	Euro	NOK	Norwegian Krone

See Notes to Financial Statements.

10	BLACKROCK FUNDS	JULY 31, 2014

Consolidated Schedule of Investments (continued)	BlackRock Commodity Strategies Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Metals & Mining (concluded)
Aureus Mining, Inc.	500,000	$204,707
Aurubis AG	11,100	539,001
B2Gold Corp. (a)	84,644	218,917
Barrick Gold Corp.	173,926	3,142,424
Beadell Resources Ltd. (a)	622,037	296,009
BHP Billiton PLC	187,212	6,386,200
Boliden AB	55,000	891,008
Eldorado Gold Corp.	334,618	2,482,744
First Majestic Silver Corp	85,000	901,958
First Quantum Minerals Ltd.	113,500	2,691,897
Fortescue Metals Group Ltd.	590,604	2,647,817
Franco-Nevada Corp.	40,000	2,263,126
Freeport-McMoRan, Inc.	125,802	4,682,350
Fresnillo PLC	161,445	2,523,335
Glencore Xstrata PLC	809,692	4,892,686
Goldcorp, Inc.	124,486	3,409,136
HudBay Minerals, Inc.	212,000	2,276,810
Iluka Resources Ltd.	72,866	590,339
Industrias Penoles SAB de CV	30,758	767,787
Kinross Gold Corp.	179,062	716,018
Lundin Mining Corp. (a)	231,500	1,331,229
MAG Silver Corp. (a)	67,000	605,264
Nevsun Resources Ltd.	248,000	941,643
New Gold, Inc. (a)	170,000	1,046,178
Newcrest Mining Ltd.	191,619	1,914,244
Northern Star Resources Ltd.	560,000	886,018
Petra Diamonds Ltd. (a)	75,000	252,993
Platinum Group Metals Ltd. (a)	250,000	268,262
Polymetal International PLC	29,854	253,879
Randgold Resources Ltd. — ADR	51,811	4,463,000
Rio Tinto PLC	65,371	3,736,229
Romarco Minerals, Inc. (a)	231,341	188,832
Royal Gold, Inc.	21,513	1,625,737
Silver Wheaton Corp.	67,281	1,757,383
Sirius Resources NL	162,000	580,266
Sociedad Minera Cerro Verde SAA	25,787	654,990
Southern Copper Corp.	76,000	2,497,360
Tahoe Resources, Inc. (a)	28,004	741,996
Teck Resources Ltd., Class B	70,000	1,677,535
Trevali Mining Corp. (a)	760,000	913,101
Vale SA — ADR, Preference Shares	85,908	1,099,622
Vedanta Resources PLC	44,382	782,981
Volcan Cia Minera SAA, Class B	823,900	344,150
Western Areas Ltd.	133,917	618,572
Yamana Gold, Inc.	205,000	1,748,521

		79,495,036
Oil, Gas & Consumable Fuels — 21.0%
Anadarko Petroleum Corp.	44,613	4,766,899
BG Group PLC	123,930	2,443,815
Cairn Energy PLC (a)	192,900	572,440
Cameco Corp.	41,458	835,738
Canadian Natural Resources Ltd.	74,000	3,227,808
Canadian Oil Sands Ltd.	37,513	801,282
Chevron Corp.	77,550	10,022,562
China Shenhua Energy Co. Ltd., H Shares	345,000	1,014,444
Cimarex Energy Co.	11,100	1,543,122
ConocoPhillips	70,250	5,795,625
CONSOL Energy, Inc.	48,328	1,876,093
Devon Energy Corp.	48,500	3,661,750
Enbridge, Inc.	25,700	1,259,839
EnCana Corp.	123,300	2,655,188
EOG Resources, Inc.	28,500	3,119,040
EQT Corp.	17,900	1,679,378
Exxon Mobil Corp.	96,232	9,521,194
Genel Energy PLC	52,500	883,501

Common Stocks	Shares	Value
Oil, Gas & Consumable Fuels (concluded)
Imperial Oil Ltd.	25,600	$1,313,633
Kosmos Energy Ltd.	82,721	796,603
Murphy Oil Corp.	15,500	963,015
Noble Energy, Inc.	39,200	2,606,408
Oil Search Ltd.	243,950	2,133,687
Phillips 66	23,769	1,927,904
Pioneer Natural Resources Co.	12,900	2,856,834
Range Resources Corp.	35,550	2,687,225
Royal Dutch Shell PLC, B Shares	260,290	11,208,591
Southwestern Energy Co.	40,000	1,623,200
Statoil ASA	90,479	2,585,399
Total SA	69,000	4,450,124
TransCanada Corp.	53,000	2,658,871

		93,491,212
Paper & Forest Products — 0.2%
Canfor Corp.	21,000	407,539
Louisiana-Pacific Corp.	27,000	365,580

		773,119
Real Estate Investment Trusts (REITs) — 0.2%
Weyerhaeuser Co.	28,345	887,765
Total Common Stocks — 49.9%		221,774,579

Investment Companies — 0.6%
PowerShares DB Commodity Index Tracking Fund (c)	95,000	2,403,500

Preferred Securities
Preferred Stocks
Food Products — 0.1%
Tyson Foods, Inc., 4.75%	10	490,131
Total Long-Term Investments (Cost — $273,930,433) — 65.4%		290,593,317

	Shares / Beneficial Interest (000)

Short-Term Securities
Money Market Funds — 2.8%
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (d)(e)	12,539,789	12,539,789
BlackRock Liquidity Series, LLC, Money Market Series, 0.19% (d)(e)(f)	$39,840	39,840

		12,579,629

	Par (000)
U.S. Treasury Bills — 31.1%
0.03%, 9/11/14 (g)	USD 28,000	27,999,436
0.03%, 10/16/14 (g)	33,000	32,998,779
0.04%, 12/18/14 (g)	26,000	25,995,242
0.05%, 1/08/15 (g)	25,000	24,994,175
0.05%, 1/15/15 (g)	26,000	25,993,656

		137,981,288
Total Short-Term Securities (Cost — $150,561,753) — 33.9%		150,560,917

See Notes to Financial Statements.

BLACKROCK FUNDS	JULY 31, 2014	11

Consolidated Schedule of Investments (continued)	BlackRock Commodity Strategies Fund

Value
Total Investments (Cost — $424,492,186) — 99.3%	$441,154,234
Other Assets Less Liabilities — 0.7%	3,197,129

Net Assets — 100.0%	$444,351,363

Notes to Consolidated Schedule of Investments

(a)	Non-income producing security.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Security is held by a wholly owned subsidiary. See Note 1 of the Notes to Financial Statements for details on the wholly owned subsidiary.

(d)	Investments in issuers considered to be an affiliate of the Fund during the year ended July 31, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Held at July 31, 2013	Net Activity	Shares/Beneficial Interest Held at July 31, 2014	Value at July 31, 2014	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	15,958,082	(3,418,293)	12,539,789	$12,539,789	$4,149
BlackRock Liquidity Series, LLC Money Market Series	—	$39,840	$39,840	$39,840	$7,086

(e)	Represents the current yield as of report date.

(f)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

(g)	Rate shown reflects the discount rate at the time of purchase.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

12	BLACKROCK FUNDS	JULY 31, 2014

Consolidated Schedule of Investments (concluded)	BlackRock Commodity Strategies Fund

The following tables summarize the Fund’s investments categorized in the disclosure hierarchy as of July 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Commodity-Linked Notes	—	$36,370,192	$29,554,915	$65,925,107
Common Stocks:
Biotechnology	—	505,862	—	505,862
Chemicals	$9,615,447	1,686,281	—	11,301,728
Construction Materials	556,418	—	—	556,418
Energy Equipment & Services	10,418,297	—	—	10,418,297
Food & Staples Retailing	702,260	717,461	—	1,419,721
Food Products	18,064,601	2,941,496	—	21,006,097
Household Durables	79,101	—	—	79,101
Machinery	655,347	1,184,876	—	1,840,223
Metals & Mining	67,227,906	12,267,130	—	79,495,036
Oil, Gas & Consumable Fuels	83,438,501	10,052,711	—	93,491,212
Paper & Forest Products	773,119	—	—	773,119
Real Estate Investment Trusts (REITs)	887,765	—	—	887,765
Investment Companies	2,403,500	—	—	2,403,500
Preferred Securities	—	490,131	—	490,131
Short-Term Securities:
Money Market Funds	12,539,789	39,840	—	12,579,629
U.S. Treasury Bills	—	137,981,288	—	137,981,288
Total	$207,362,051	$204,237,268	$29,554,915	$441,154,234

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount. As of July 31, 2014, cash of $6,449,219 is categorized as Level 1 within the disclosure hierarchy.

As of July 31, 2013, the Fund used other observable inputs in determining the value of certain equity securities. As of July 31, 2014, the Fund valued the same securities using unadjusted price quotations from an exchange. As a result, investments with a beginning of period value of $24,685,194 transferred from Level 2 to Level 1 in the disclosure hierarchy.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

Commodity-Linked Notes
Assets:
Opening Balance, as of July 31, 2013	$58,525,843
Transfers into Level 3	—
Transfers out of Level 3	—
Accrued discounts/premiums	—
Net realized gain (loss)	272,454
Net change in unrealized appreciation/depreciation[1,2]	5,029,072
Purchases	32,000,000
Sales	(66,272,454)
Closing Balance, as of July 31, 2014	$29,554,915

Net change in unrealized appreciation/depreciation on investments held as of July 31, 2014[2]	$(2,445,085)

[1]

Any difference between Net change in unrealized appreciation/depreciation and Net change in unrealized appreciation/depreciation on investments held as of July 31, 2014 is generally due to investments no longer held or categorized as Level 3 at year end.

[2]	Included in the related net change in unrealized appreciation/depreciation in the Statement of Operations.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information inputs could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Financial Statements.

BLACKROCK FUNDS	JULY 31, 2014	13

Schedule of Investments July 31, 2014	BlackRock Global Long/Short Credit Fund
(Percentages shown are based on Net Assets)

Asset-Backed Securities		Par (000)	Value
Cayman Islands — 3.4%
ACAS CLO Ltd.:
Series 2012-1A, Class D, 5.08%, 9/20/23 (a)(b)	USD	1,685	$1,686,262
Series 2014-1A, Class C, 3.13%, 7/18/26 (a)(b)		1,795	1,745,880
Adams Mill CLO Ltd., Series 2014-1A, Class D1, 3.73%, 7/15/26 (a)(b)		767	729,417
Adirondack Park CLO Ltd., Series 2013-1A, Class D, 3.88%, 4/15/24 (a)(b)		1,250	1,207,754
ALM VI Ltd.:
Series 2012-6A, Class A2, 2.73%, 6/14/23 (a)(b)		3,930	3,931,717
Series 2012-6A, Class C, 4.98%, 6/14/23 (a)(b)		2,000	2,001,048
ALM VII Ltd., Series 2012-7A, Class C, 4.73%, 10/19/24 (a)(b)		7,360	7,359,801
ALM VII R Ltd., Series 2013-7RA, Class C, 3.68%, 4/24/24 (a)(b)		3,920	3,746,846
ALM VIII Ltd.:
Series 2013-8A, Class B, 2.98%, 1/20/26 (a)(b)		1,520	1,493,367
Series 2013-8A, Class D, 4.73%, 1/20/26 (a)(b)		3,355	3,007,509
ALM XIV Ltd.:
Series 2014-14A, Class B, 3.18%, 7/28/26 (a)(b)		2,290	2,252,294
Series 2014-14A, Class C, 3.68%, 7/28/26 (a)(b)		2,625	2,494,800
Apidos CDO:
Series 2013-16A, Class B, 3.03%, 1/19/25 (a)(b)		1,313	1,293,072
Series 2014-17A, Class B, 3.08%, 4/17/26 (a)(b)		1,580	1,556,302
Apidos CLO XII, Series 2013-12A, Class D, 3.28%, 4/15/25 (a)(b)		1,500	1,398,756
Apidos CLO XVIII, Series 2014-18A, Class C, 3.88%, 7/22/26 (a)(b)		1,380	1,330,872
Ares XXV CLO Ltd., Series 2012-3X, Class C, 3.38%, 1/17/24 (b)		1,300	1,299,974
Atlas Senior Loan Fund IV Ltd., Series 2013-2A, Class A3L, 2.94%, 2/17/26 (a)(b)		1,800	1,742,211
Atlas Senior Loan Fund V Ltd.:
Series 2014-1A, Class C, 3.23%, 7/16/26 (a)(b)		500	492,495
Series 2014-1A, Class D, 3.68%, 7/16/26 (a)(b)		980	926,590
Avalon IV Capital Ltd., Series 2012-1AR, Class CR, 3.08%, 4/17/23 (a)(b)		1,185	1,185,593
Babson CLO Ltd.:
Series 2012-2A, Class C, 4.47%, 5/15/23 (a)(b)		1,285	1,284,979
Series 2013-IIA, Class B1, 2.93%, 1/18/25 (a)(b)		2,500	2,431,587
Battalion CLO IV Ltd., Series 2013-4A, Class C, 3.58%, 10/22/25 (a)(b)		1,750	1,634,773
Benefit Street Partners CLO IV Ltd., Series 2014- IVA, Class C, 3.73%, 7/20/26 (a)(b)		1,000	941,085
Benefit Street Partners CLO Ltd.:
Series 2012-IA, Class C, 4.73%, 10/15/23 (a)(b)		1,620	1,640,904
Series 2013-IIIA, Class C, 3.48%, 1/20/26 (a)(b)		1,070	994,079
Bluemountain CLO Ltd., Series 2011-1A, Class D, 4.23%, 8/16/22 (a)(b)		2,000	1,999,962
Carlyle Global Market Strategies CLO Ltd.:
Series 2011-1A, Class E, 5.67%, 8/10/21 (a)(b)		4,600	4,589,190

Asset-Backed Securities		Par (000)	Value
Cayman Islands (continued)
Series 2012-2AR, Class ER, 6.33%, 7/20/23 (a)(b)	USD	4,435	$4,400,633
Series 2012-3A, Class C, 4.73%, 10/04/24 (a)(b)		3,495	3,496,573
Cedar Funding Ltd.:
Series 2014-3A, Class C, 3.03%, 5/20/26 (a)(b)		1,320	1,293,600
Series 2014-3A, Class D, 3.78%, 5/20/26 (a)(b)		1,105	1,055,938
Cent CLO 21 Ltd., Series 2014-21A, Class C, 3.73%, 7/27/26 (a)(b)		1,750	1,657,250
CIFC Funding Ltd.:
Series 2012-1A, Class A3L, 3.73%, 8/14/24 (a)(b)		1,381	1,380,985
Series 2012-1AR, Class B1R, 4.39%, 8/14/24 (a)(b)		1,500	1,487,653
Series 2013-3A, Class C, 3.48%, 10/24/25 (a)(b)		2,000	1,872,414
Series 2014-1A, Class D, 3.41%, 4/18/25 (a)(b)		850	795,350
Series 2014-2A, Class B1L, 3.75%, 5/24/26 (a)(b)		1,355	1,284,503
Series 2014-3A, Class C1, 2.95%, 7/22/26 (a)(b)		886	858,632
Series 2014-3A, Class D, 3.55%, 7/22/26 (a)(b)		791	743,247
Dryden 34 Senior Loan Fund, Series 2014-34A, Class C, 3.03%, 10/15/26 (a)(b)		1,000	980,038
Eaton Vance CLO 2014-1 Ltd.:
Series 2014-1A, Class E, 5.26%, 7/15/26 (a)(b)		6,500	5,983,250
Series 2014-1A, Class INC, 0.00%, 7/15/26 (a)		4,000	4,000,000
ECP CLO Ltd.:
Series 2008-1A, Class A2, 3.23%, 3/17/22 (a)(b)		3,250	3,264,645
Series 2013-5A, Class C, 3.73%, 1/20/25 (a)(b)		1,750	1,663,774
Flatiron CLO Ltd.:
Series 2013-1A, Class A1, 1.69%, 1/17/26 (a)(b)		3,205	3,200,545
Series 2013-1A, Class C, 3.89%, 1/17/26 (a)(b)		3,000	2,885,193
Fraser Sullivan CLO VII Ltd., Series 2012-7X, Class SUB, 0.00%, 4/20/23		2,500	2,302,500
Galaxy CLO Ltd.:
Series 2014-18A, Class B, 2.28%, 10/15/26 (a)(b)		2,260	2,229,603
Series 2014-18A, Class C1, 3.23%, 10/15/26 (a)(b)		2,000	1,966,700
Galaxy XII CLO Ltd., Series 2012-12A, Class B, 2.83%, 5/19/23 (a)(b)		1,895	1,904,755
Galaxy XV CLO Ltd., Series 2013-15A, Class C, 2.83%, 4/15/25 (a)(b)		1,000	970,434
Gramercy Park CLO Ltd., Series 2012-1AR, Class DR, 5.73%, 7/17/23 (a)(b)		3,080	3,047,863
ING IM CLO Ltd.:
Series 2012-1RA, Class CR, 3.93%, 3/14/22 (a)(b)		2,350	2,332,528
Series 2012-3A, Class D, 4.98%, 10/15/22 (a)(b)		2,321	2,314,552
Jamestown CLO IV Ltd., Series 2014-4A, Class C, 3.73%, 7/15/26 (a)(b)		1,375	1,293,464
KKR Financial CLO Ltd., Series 2013-1A, Class A1, 1.38%, 7/15/25 (a)(b)		1,640	1,615,197

See Notes to Financial Statements.

14	BLACKROCK FUNDS	JULY 31, 2014

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund
(Percentages shown are based on Net Assets)

Asset-Backed Securities		Par (000)	Value
Cayman Islands (continued)
LCM LP:
Series -10AR, Class CR, 3.08%, 4/15/22 (a)(b)	USD	645	$580,500
Series -10AR, Class DR, 3.98%, 4/15/22 (a)(b)		2,000	1,989,746
Madison Park Funding Ltd.:
Series 2012-10A, Class D, 4.48%, 1/20/25 (a)(b)		2,630	2,629,934
Series 2012-8AR, Class CR, 3.03%, 4/22/22 (a)(b)		1,252	1,252,000
Series 2012-8AR, Class DR, 4.08%, 4/22/22 (a)(b)		864	864,000
Series 2014-14A, Class D, 0.00%, 7/25/26		1,721	1,643,555
Madison Park Funding XI Ltd., Series 2013-11A, Class C, 2.98%, 10/23/25 (a)(b)		2,680	2,640,558
Mountain Hawk II CLO Ltd., Series 2013-2A, Class A1, 1.39%, 7/22/24 (a)(b)		2,320	2,289,627
Neuberger Berman CLO Ltd.:
Series 2012-12AR, Class DR, 4.23%, 7/25/23 (a)(b)		2,000	1,973,000
Series 2014-17A, Class D, 3.78%, 8/04/25		568	538,294
Oaktree CLO Ltd., Series 2014-1A, Class A2A, 2.29%, 2/13/25 (a)(b)		3,470	3,449,603
Octagon Investment Partners XII Ltd., Series 2012-1AR, Class DR, 4.02%, 5/05/23 (a)(b)		5,000	4,995,390
Octagon Investment Partners XIX Ltd.:
Series 2014-1A, Class A, 1.75%, 4/15/26 (a)(b)		15,270	15,270,031
Series 2014-1A, Class C, 3.08%, 4/15/26 (a)(b)		4,075	3,999,441
Series 2014-1A, Class D, 3.73%, 4/15/26 (a)(b)		2,500	2,418,625
Octagon Investment Partners XVII Ltd., Series 2013-1A, Class D, 3.43%, 10/25/25 (a)(b)		1,000	939,035
Octagon Investment Partners XVIII Ltd., Series 2013-1A, Class C, 3.94%, 12/16/24 (a)(b)		1,000	967,638
Octagon Investment Partners XX Ltd., Series 2014-1A, Class D, 3.88%, 8/12/26 (a)(b)		1,175	1,127,883
OHA Credit Partners VI Ltd., Series 2012-6A, Class D, 4.72%, 5/15/23 (a)(b)		3,200	3,208,374
OHA Credit Partners VII Ltd., Series 2012-7A, Class A, 1.65%, 11/20/23 (a)(b)		3,350	3,339,220
OZLM Funding Ltd., Series 2013-4A, Class C, 3.43%, 7/22/25 (a)(b)		1,000	928,707
OZLM VII Ltd.:
Series 2014-7A, Class B1, 3.08%, 7/17/26 (a)(b)		430	420,838
Series 2014-7A, Class C, 3.83%, 7/17/26 (a)(b)		1,062	1,004,806
Palmer Square CLO Ltd.:
Series 2014-1A, Class B, 2.82%, 10/17/22 (a)(b)		2,005	1,958,783
Series 2014-1A, Class C, 4.07%, 10/17/22 (a)(b)		1,215	1,202,979
Series 2014-1A, Class D, 5.97%, 10/17/22 (a)(b)		975	970,182
Race Point V CLO Ltd., Series 2011-5AR, Class DR, 3.98%, 12/15/22 (a)(b)		1,645	1,641,062
Rait Preferred Funding II Ltd., Series 2007-2A, Class A1T, 0.45%, 6/25/45 (a)(b)		3,554	3,269,873
Regatta IV Funding Ltd.:
Series 2014-1A, Class C, 3.25%, 7/25/26 (a)(b)		550	540,063

Asset-Backed Securities		Par (000)	Value
Cayman Islands (concluded)
Series 2014-1A, Class D, 3.73%, 7/25/26	USD	660	$623,503
Seneca Park CLO Ltd., Series 2014-1A, Class D, 3.72%, 7/17/26 (a)(b)		1,435	1,376,165
Steele Creek CLO Ltd.:
Series 2014-1A, Class B, 2.48%, 8/21/26 (a)(b)		1,110	1,092,018
Series 2014-1A, Class C, 3.43%, 8/21/26 (a)(b)		1,110	1,087,800
Sudbury Mill CLO Ltd., Series 2013-1A, Class C, 3.24%, 1/17/26 (a)(b)		2,500	2,477,885
Symphony CLO VIII LP, Series 2012-8A, Class B, 2.73%, 1/09/23 (a)(b)		4,050	4,049,939
Symphony CLO XI Ltd., Series 2013-11A, Class D, 4.23%, 1/17/25 (a)(b)		1,750	1,725,857
TICP CLO II Ltd.:
Series 2014-2A, Class A1A, 1.68%, 7/26/26 (a)(b)		3,400	3,382,456
Series 2014-2A, Class B, 3.23%, 7/26/26 (a)(b)		870	855,958
Tyron Park CLO Ltd., Series 2013-1A, Class C, 3.73%, 7/15/25 (a)(b)		1,000	957,320
Venture CDO Ltd.:
Series 2014-17A, Class C, 3.07%, 7/15/26 (a)(b)		1,163	1,128,983
Series 2014-18A, Class C, 3.34%, 10/15/26 (a)(b)		1,457	1,433,528
Venture XIII CLO Ltd., Series 2013-13A, Class D, 3.78%, 6/10/25 (a)(b)		500	475,318
Venture XVI CLO Ltd., Series 2014-16A, Class A3L, 2.99%, 4/15/26 (a)(b)		1,750	1,689,573
Voya CLOLtd., Series 2014-3A, Class C, 3.83%, 7/25/26 (a)(b)		1,850	1,750,100
Washington Mill CLO Ltd., Series 2014-1A, Class D, 3.68%, 4/20/26 (a)(b)		1,640	1,546,138
Waterfront CLO Ltd., Series 2007-1A, Class B, 1.18%, 8/02/20 (a)(b)		3,500	3,341,537
Whitehorse IX Ltd.:
Series 2014-9A, Class B1, 2.33%, 7/17/26 (a)(b)		2,248	2,208,660
Series 2014-9A, Class C, 2.93%, 7/17/26 (a)(b)		980	941,388

			220,878,811
Ireland — 2.7%
ALME Loan Funding:
Series 2014-2X, Class A, 1.69%, 8/15/27 (b)	EUR	25,370	33,876,492
Series 2014-2X, Class E, 5.39%, 8/15/27 (b)		5,710	7,221,606
Series 2014-2X, Class F, 6.14%, 8/15/27 (b)		3,825	4,768,958
Arbour CLO Ltd.:
Series 2014-1X, Class A, 1.81%, 6/16/27 (b)		24,778	33,168,877
Series 2014-1X, Class E, 5.36%, 6/16/27 (b)		5,313	6,722,610
Series 2014-1X, Class F, 5.99%, 6/16/27 (b)		2,883	3,631,067
Avoca CLO XI Ltd., Series 2014-11X, Class A, 1.83%, 7/15/27 (b)		18,800	25,174,076
Cordatus, Series 2014-3X, Class A1 1.85%, 7/08/27		21,280	28,333,573
St. Pauls CLO, Series 2014-4X, Class A1 1.85%, 4/25/28		25,750	34,466,589

			177,363,848

See Notes to Financial Statements.

BLACKROCK FUNDS	JULY 31, 2014	15

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund
(Percentages shown are based on Net Assets)

Asset-Backed Securities		Par (000)	Value
Italy — 1.1%
Arianna SPV Srl:
Series 2014-1, Class A 3.60%, 10/20/30	EUR	27,858	$38,795,449
Series 2014-1, Class B 5.50%, 10/20/30		5,200	7,276,379
Berica 8 Residential MBS Series, Series 2014-8, Class A, 0.62%, 3/31/48 (b)		7,092	9,196,826
Berica PMI Srl, Series 2013-1, Class A1X, 2.72%, 5/31/57		6,556	8,931,922
Colombo Srl, Series 2014-1, Class B 0.77%, 8/28/26		7,542	9,833,988

			74,034,564
Netherlands — 1.1%
Jubilee CDO BV:
Series 2014-11X, Class A, 1.83%, 4/15/27 (b)		18,830	25,191,908
Series 2014-VIII-X, Class Sub 5.30%, 1/15/24		11,440	6,983,103
North Westerly CLO BV:
Series 2014-IV-X, Class A-1, 0.00%, 1/15/26		6,166	7,596,036
Series 2014-IV-X, Class A-1, 1.76%, 1/15/26		25,100	33,526,044

			73,297,091
Portugal — 0.6%
Volta Electricity Receivables, Series 2014-2, Class Senior Note 2.98%, 2/16/18		28,240	37,926,888
United Kingdom — 0.1%
Ludgate Funding PLC, Series 2007-1, Class A1A, 6.21%, 1/01/61	GBP	1,190	7,272,880
United States — 1.1%
Carlyle Global Market Strategies CLO Ltd., Series 2012-4A, Class D, 4.73%, 1/20/25 (a)(b)	USD	726	728,565
Commercial Mortgage Pass Through Certificates, Series 2014-KYO, Class F, 3.65%, 6/11/27 (a)(b)		18,840	18,881,693
Countrywide Asset-Backed Certificates, Series 2006-BC5, Class 2A3, 0.33%, 3/25/37 (b)		10,791	9,296,150
ING Investment Management Co., Series 2013-3A, Class B, 2.94%, 1/18/26 (a)(b)		2,520	2,457,408
LB-UBS Commercial Mortgage Trust, Series 2006-C4, Class B, 5.85%, 6/15/38 (b)		4,710	4,930,946
Navient Student Loan Trust:
Series 2014-CTA, Class A, 0.85%, 9/16/24 (a)(b)		1,500	1,500,000
Series 2014-CTA, Class B, 1.90%, 10/17/44 (a)(b)		1,500	1,493,400
Onemain Financial Issuance Trust:
Series 2014-1A, Class A, 2.43%, 6/18/24 (a)		6,590	6,610,034
Series 2014-2A, Class A 2.47%, 9/18/24 (a)		4,000	3,999,380
Series 2014-2A, Class B, 3.02%, 9/18/24 (a)		1,000	999,999
Pinnacle Park CLO Ltd., Series 2014-1A, Class D, 3.73%, 4/15/26 (a)(b)		1,550	1,484,908
Santander Drive Auto Receivables Trust:
Series 2014-3, Class C, 2.13%, 8/17/20		1,500	1,500,409
Series 2014-3, Class D, 2.65%, 8/17/20		5,000	4,978,655
SLM Private Education Loan Trust:
Series 2011-B, Class A3, 2.40%, 6/16/42 (a)(b)		9,870	10,548,602

Asset-Backed Securities		Par (000)	Value
United States (concluded)
Series 2013-B, Class B, 3.00%, 5/16/44 (a)	USD	5,640	$5,443,604

			74,853,753
Total Asset-Backed Securities — 10.1%			665,627,835

Common Stocks		Shares
Bermuda — 0.1%
Avance Gas Holding Ltd.		238,744	5,392,899
Tanker Investments Ltd. (c)		294,558	3,139,403

			8,532,302
Denmark — 0.3%
Volkswagen AG, Preference Shares		86,289	20,168,378
Netherlands — 0.2%
NXP Semiconductor NV		240,070	14,968,365
Portugal — 0.0%
Banco Espirito Santo SA (c)		2,949,846	791,790
Switzerland — 0.0%
Transocean Ltd.		41,995	1,694,078
United Kingdom — 0.3%
Barclays PLC		4,400,865	16,769,515
United States — 1.5%
The ADT Corp.		165,620	5,763,576
Apple, Inc.		175,255	16,749,120
Bed Bath & Beyond, Inc.		39,237	2,483,310
Best Buy Co., Inc.		57,140	1,698,772
CBS Outdoor Americas, Inc.		27,734	923,265
Chevron Corp.		9,550	1,234,242
Comcast Corp., Class A		322,600	17,333,298
eBay, Inc. (c)		122,045	6,443,976
EMC Corp.		396,683	11,622,812
General Electric Co.		562,090	14,136,563
Time Warner Cable, Inc.		21,900	3,177,690
Valero Energy Corp.		68,201	3,464,611
Vantage Drilling Co.		470,000	878,900
Verizon Communications, Inc.		70,400	3,549,568
The Western Union Co.		334,905	5,850,790

			95,310,493
Total Common Stocks — 2.4%			158,234,921

Corporate Bonds		Par (000)
Australia — 0.4%
FMG Resources August 2006 Pty Ltd., 8.25%, 11/01/19 (a)	USD	1,880	2,016,300
Virgin Australia Trust:
Series 2013-1, Class B, 6.00%, 4/23/22 (a)		4,594	4,811,921
Series 2013-1, Class C, 7.13%, 10/23/18 (a)		10,501	10,946,837
Series 2013-1, Class D, 8.50%, 10/23/16 (a)		9,337	9,598,718

			27,373,776

See Notes to Financial Statements.

16	BLACKROCK FUNDS	JULY 31, 2014

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Austria — 0.1%
Hypo Alpe-Adria-Bank International AG:
0.29%, 3/20/15 (b)	EUR	3,850	$4,846,010
2.75%, 8/12/15	CHF	3,160	3,303,439

			8,149,449
Barbados — 0.1%
Columbus International, Inc., 7.38%, 3/30/21 (a)	USD	7,265	7,664,575
Brazil — 0.6%
Petrobras Global Finance BV:
4.88%, 3/17/20		8,050	8,201,340
5.38%, 10/01/29	GBP	2,405	3,698,675
6.63%, 1/16/34		6,460	10,774,809
7.25%, 3/17/44	USD	14,735	16,096,367

			38,771,191
Canada — 0.3%
Air Canada, 6.75%, 10/01/19 (a)		8,000	8,560,000
Air Canada Pass-Through Trust:
Series 2013-1, Class B, 5.38%, 11/15/22 (a)		1,923	1,976,062
Series 2013-1, Class C, 6.63%, 5/15/18 (a)		3,045	3,186,745
Baytex Energy Corp.:
5.13%, 6/01/21 (a)		1,523	1,511,577
5.63%, 6/01/24 (a)		542	533,870

			15,768,254
Chile — 0.1%
VTR Finance BV, 6.88%, 1/15/24 (a)		2,866	2,969,893
Czech Republic — 0.1%
CE Energy AS, 7.00%, 2/01/21	EUR	5,565	7,850,093
RPG Byty Sro, 6.75%, 5/01/20		952	1,316,457

			9,166,550
Denmark — 4.1%
Bayerische Landesbank, 1.15%, 2/07/19 (b)		3,950	4,826,426
BMBG Bond Finance SCA, 5.20%, 10/15/20 (b)		4,605	6,227,726
Commerzbank AG:
7.75%, 3/16/21		21,400	35,256,127
8.13%, 9/19/23 (a)	USD	7,614	8,941,859
Fresenius Finance BV, 3.00%, 2/01/21	EUR	17,980	25,366,535
FTE Verwaltungs GmbH, 9.00%, 7/15/20		4,980	7,218,599
HSH Nordbank AG:
1.14%, 2/14/17 (b)		5,423	6,205,341
1.18%, 2/14/17 (b)		9,248	10,587,895
Mahle GmbH, 2.50%, 5/14/21		5,700	7,716,654
Volkswagen International Finance NV:
5.50%, 11/09/15 (d)		93,100	136,820,099
5.50%, 11/09/15 (a)(d)		4,200	6,197,643
Xefin Lux Sca, 0.00%, 6/01/19 (b)		12,605	16,975,735

			272,340,639
Finland — 0.2%
Citycon Oyj, 3.75%, 6/24/20		6,380	9,368,613
France — 1.9%
3AB Optique Developpement SAS, 5.63%, 4/15/19		6,360	8,175,683
Alcatel-Lucent USA, Inc.:
4.63%, 7/01/17 (a)	USD	2,790	2,810,925
6.75%, 11/15/20 (a)		5,790	5,905,800
AXA SA, 0.00%, 12/31/49 (b)(e)	EUR	10,525	14,022,998
Credit Agricole SA, 3.88%, 4/15/24 (a)	USD	19,025	19,158,004
GELF Bond Issuer I SA, 3.13%, 4/03/18	EUR	5,170	7,313,992

Corporate Bonds		Par (000)	Value
France (concluded)
Imerys SA, 2.70%, 11/26/20	EUR	6,200	$8,711,664
Kerneos Tech Group SAS:
5.06%, 3/01/21 (b)		2,336	3,160,303
5.75%, 3/01/21		3,048	4,250,793
Lion/Seneca France 2, 7.88%, 4/15/19		9,210	11,870,146
Numericable Group SA:
4.88%, 5/15/19 (a)	USD	7,500	7,537,500
5.38%, 5/15/22	EUR	1,500	2,084,213
5.63%, 5/15/24		4,530	6,339,938
6.25%, 5/15/24 (a)	USD	4,305	4,326,525
Plastic Omnium SA, 2.88%, 5/29/20	EUR	13,300	18,639,056
SGD Group SAS, 5.63%, 5/15/19		2,310	3,170,528

			127,478,068
Guernsey — 0.1%
Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust, 5.25%, 5/30/23 (a)	USD	4,163	4,423,065
Ireland — 1.9%
AIB Mortgage Bank:
2.63%, 7/26/16	EUR	1,390	1,930,384
4.88%, 6/29/17		5,586	8,355,229
Allied Irish Banks PLC, 2.75%, 4/16/19		20,375	27,542,155
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 4.25%, 1/15/22		4,690	6,154,526
Bank of Ireland:
3.25%, 1/15/19		31,467	43,840,256
0.00%, 6/11/24 (b)		10,412	13,593,599
Bank of Ireland Mortgage Bank, 3.63%, 10/02/20		2,750	4,180,862
CRH Finance Ltd., 3.13%, 4/03/23		2,675	3,892,562
DEPFA Bank PLC, 1.00%, 12/15/15 (b)		13,960	17,664,971

			127,154,544
Italy — 8.2%
A2A SpA, 4.38%, 1/10/21		3,000	4,593,840
ACEA SpA, 3.75%, 9/12/18		6,300	9,263,109
Astaldi SpA, 7.13%, 12/01/20		6,577	9,467,428
Banca Monte dei Paschi di Siena SpA:
4.88%, 9/15/16		5,122	7,391,866
2.88%, 4/16/21		19,675	27,370,802
2.88%, 7/16/24		16,600	22,154,376
Banca Popolare dell’Emilia Romagna SC, 3.38%, 10/22/18		21,250	30,815,061
Banco Popolare SC, 3.50%, 3/14/19		12,075	16,487,355
Buzzi Unicem SpA, 1.38%, 7/17/19 (d)		2,700	3,949,853
CNH Industrial Finance Europe SA, 2.75%, 3/18/19		10,725	14,471,713
Credito Emiliano SpA, 3.25%, 7/09/20		3,560	5,245,651
FGA Capital Ireland PLC, 2.63%, 4/17/19		6,950	9,524,962
Intesa Sanpaolo SpA:
3.50%, 1/17/22		10,630	15,626,442
3.25%, 2/10/26		10,400	15,202,584
Italy Buoni Poliennali Del Tesoro, 3.75%, 4/15/16		12,900	18,234,119
IVS F. SpA, 7.13%, 4/01/20		955	1,368,305
Meccanica Holdings USA, Inc.:
6.25%, 7/15/19 (a)	USD	2,205	2,422,744
7.38%, 7/15/39 (a)		6,850	7,346,625
6.25%, 1/15/40 (a)		9,890	9,618,025
Mediobanca SpA:
2.25%, 3/18/19	EUR	14,625	20,103,578
3.63%, 10/17/23		11,905	17,962,474
Snai SpA, 7.63%, 6/15/18		2,475	3,562,701
Telecom Italia Capital SA: 6.38%, 11/15/33	USD	6,733	6,766,665

See Notes to Financial Statements.

BLACKROCK FUNDS	JULY 31, 2014	17

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Italy (concluded)
6.00%, 9/30/34	USD	5,657	$5,543,860
7.72%, 6/04/38		3,875	4,340,000
Telecom Italia Finance SA:
6.13%, 11/15/16 (d)	EUR	33,600	52,775,576
7.75%, 1/24/33		6,360	11,062,551
Telecom Italia SpA:
4.50%, 1/25/21		14,755	21,105,380
5.88%, 5/19/23	GBP	5,650	9,818,700
5.30%, 5/30/24 (a)	USD	11,250	10,912,500
UniCredit SpA:
3.25%, 1/14/21	EUR	22,694	32,612,749
6.95%, 10/31/22		2,920	4,650,495
5.90%, 10/28/25 (b)		23,290	34,400,340
Unione di Banche Italiane SCpA, 2.88%, 2/18/19		15,000	21,067,092
Unione di Banche Italiane SCPA:
3.13%, 10/14/20		7,715	11,283,105
3.13%, 2/05/24		9,530	13,810,492
Wind Acquisition Finance SA:
0.00%, 7/15/20 (b)		6,740	9,059,018
4.00%, 7/15/20		14,473	19,404,246

			540,796,382
Jamaica — 0.1%
Digicel Ltd., 6.00%, 4/15/21 (a)	USD	2,735	2,782,863
Jersey — 0.1%
Atrium European Real Estate Ltd., 4.00%, 4/20/20	EUR	3,570	5,078,597
Luxembourg — 0.9%
Aguila 3 SA, 7.88%, 1/31/18 (a)	USD	3,310	3,463,087
Altice Financing SA, 6.50%, 1/15/22 (a)		3,975	4,084,313
Altice SA:
7.25%, 5/15/22	EUR	13,740	19,088,444
7.75%, 5/15/22 (a)	USD	4,405	4,504,113
Aperam, 0.63%, 7/08/21 (d)		11,600	11,727,600
Intralot Capital Luxembourg SA, 6.00%, 5/15/21	EUR	1,690	2,262,989
Intralot Finance Luxembourg SA, 9.75%, 8/15/18		8,770	13,328,803
Servus Luxembourg Holding SCA, 7.75%, 6/15/18		1,092	1,557,253

			60,016,602
Mexico — 0.4%
Cemex Finance LLC:
5.25%, 4/01/21		16,502	22,897,961
6.00%, 4/01/24 (a)	USD	3,570	3,570,000

			26,467,961
Netherlands — 0.8%
Achmea BV, 6.00%, 4/04/43 (b)	EUR	4,728	7,074,906
Achmea Hypotheekbank NV, 2.75%, 2/18/21		8,100	11,512,770
Hema Bondco I BV, 0.00%, 6/15/19 (b)		9,855	13,105,250
IVG Finance BV, 1.75%, 3/29/17		3,500	3,702,464
NXP BV/NXP Funding LLC, 3.75%, 6/01/18 (a)	USD	10,010	9,909,900
TMF Group Holding BV, 9.88%, 12/01/19	EUR	2,510	3,655,767

			48,961,057
Poland — 0.2%
Play Finance 1 SA, 6.50%, 8/01/19 (f)		5,065	7,104,429
Play Finance 2 SA, 5.25%, 2/01/19		3,490	4,813,471

			11,917,900
Portugal — 1.1%
Banco Espirito Santo SA: 2.63%, 5/08/17		5,300	6,298,540

Corporate Bonds		Par (000)	Value
Portugal (concluded)
4.75%, 1/15/18	EUR	11,500	$14,128,615
4.00%, 1/21/19		500	594,851
Caixa Geral de Depositos SA:
5.63%, 12/04/15		1,600	2,219,389
3.00%, 1/15/19		8,400	11,873,942
Galp Energia SGPS SA:
4.13%, 1/25/19		9,500	13,452,397
3.00%, 1/14/21		18,800	25,069,604

			73,637,338
Singapore — 0.1%
Oversea-Chinese Banking Corp. Ltd., 4.00%, 10/15/24 (a)(b)	USD	5,017	5,078,659
Spain — 5.9%
Aldesa Financial Services SA, 7.25%, 4/01/21	EUR	3,430	4,684,788
AyT Cedulas Cajas Global:
4.00%, 3/21/17		5,400	7,754,582
4.25%, 6/14/18		3,500	5,156,239
4.00%, 3/24/21		4,200	6,227,389
4.75%, 5/25/27		800	1,206,783
AyT Cedulas Cajas IX Fondo de Titulizacion, 3.75%, 3/31/15		2,000	2,729,014
AyT Cedulas Cajas X Fondo de Titulizacion:
0.28%, 6/30/15 (b)		1,100	1,462,078
3.75%, 6/30/25		16,100	22,208,471
Banco Bilbao Vizcaya Argentaria SA, 7.00%, 12/29/49 (b)(e)		11,400	16,142,876
Banco Mare Nostrum SA, 3.13%, 1/21/19		14,800	21,266,577
Banco Popular Espanol SA, 2.13%, 10/08/19		18,500	25,489,770
Banco Santander SA, 6.25%, 12/31/49 (b)(e)		5,800	8,018,881
Bankia SA:
3.50%, 1/17/19		37,600	53,157,680
4.00%, 5/22/24 (b)		27,300	35,733,828
Bilbao Luxembourg SA, 10.50% (10.50% Cash or 11.25% PIK), 12/01/18 (g)		4,245	6,083,287
BPE Financiaciones SA:
2.88%, 5/19/16		16,200	22,110,137
2.50%, 2/01/17		19,300	26,210,389
CaixaBank SA:
4.50%, 11/22/16 (d)		12,000	16,189,073
3.13%, 5/14/18		3,900	5,600,166
Caja Rural de Navarra, Sociedad Cooperativa de Crédito Ltd., 2.88%, 6/11/18		6,000	8,588,806
Cedulas TDA, 4.25%, 3/28/27		1,400	2,047,314
Cedulas TDA 1 Fondo de Titulizacion de Activos:
0.26%, 4/08/16 (b)		800	1,056,696
4.13%, 4/10/21		3,700	5,542,241
Cedulas TDA 6 Fondo de Titulizacion de Activos:
3.88%, 5/23/25		9,900	14,072,609
4.25%, 4/10/31		12,200	17,280,382
Cirsa Funding Luxembourg SA, 8.75%, 5/15/18		8,070	11,049,243
Kutxabank SA, 3.00%, 2/01/17		1,500	2,121,315
Repsol International Finance BV, 3.63%, 10/07/21		11,100	16,620,154
Telefonica SA, 6.00%, 7/24/17 (d)		18,500	24,896,224

			390,706,992
Sweden — 0.0%
SAS AB, 7.50%, 4/01/15 (d)	SEK	17,000	2,497,681
Switzerland — 0.9%
Credit Suisse AG, 5.75%, 9/18/25 (b)	EUR	2,950	4,404,459
Credit Suisse Group AG, 6.25%, 12/31/49 (a)(b)(e)	USD	17,450	17,491,880

See Notes to Financial Statements.

18	BLACKROCK FUNDS	JULY 31, 2014

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Switzerland (concluded)
Gategroup Finance Luxembourg SA, 6.75%, 3/01/19	EUR	4,456	$6,300,335
UBS AG:
4.75%, 5/22/23 (b)	USD	3,340	3,408,136
5.10%, 5/15/24		13,800	13,800,000
0.00%, 2/12/26 (b)	EUR	11,150	15,900,844

			61,305,654
United Kingdom — 3.3%
AA Bond Co. Ltd.:
3.85%, 7/31/19	GBP	5,150	8,766,068
9.50%, 7/31/19		2,430	4,564,122
6.27%, 7/31/25		7,055	13,781,232
Aa Bonds Co. Ltd., 4.25%, 7/31/20		2,850	4,935,329
Annington Finance No. 4 PLC, 1.53%, 1/10/23 (b)		1,193	1,997,193
Annington Finance No. 5 PLC, 13.00% (13.00% Cash or 13.50% PIK), 1/15/23 (g)		1,158	2,502,862
Barclays Bank PLC, 7.63%, 11/21/22	USD	3,169	3,577,009
BAT International Finance PLC, 4.00%, 9/04/26	GBP	7,375	12,472,890
Coventry Building Society, 0.00%, 12/31/49 (b)(e)		3,600	6,099,171
Debenhams PLC, 5.25%, 7/15/21		600	969,931
Enterprise Funding Ltd., 3.50%, 9/10/20 (d)		4,600	7,913,761
House of Fraser Funding PLC, 8.88%, 8/15/18		1,189	2,126,915
IDH Finance PLC, 6.00%, 12/01/18		4,790	8,380,134
International Consolidated Airlines Group SA, 1.75%, 5/31/18 (d)	EUR	9,100	14,946,518
Jaguar Land Rover Automotive PLC, 8.25%, 3/15/20	GBP	3,520	6,551,974
Lloyds Banking Group PLC, 6.38%, 6/27/49 (b)(e)	EUR	15,614	22,319,155
Marks & Spencer PLC, 4.75%, 6/12/25	GBP	1,060	1,839,905
Pension Insurance Corp. PLC, 6.50%, 7/03/24		2,925	4,948,909
Phosphorus Holdco PLC, 10.00% (10.00% Cash or 10.50% PIK), 4/01/19 (g)		7,700	11,179,956
Premier Foods Finance PLC, 6.50%, 3/15/21		1,350	2,216,533
Priory Group No. 3 PLC, 7.00%, 2/15/18		2,244	3,955,329
Punch Taverns Finance B Ltd.:
Series A3, 7.37%, 6/30/22		972	1,713,637
Series A6, 5.94%, 12/30/24		3,963	6,690,753
R&R Ice Cream PLC, 5.50%, 5/15/20		135	224,274
Standard Chartered PLC, 5.70%, 3/26/44 (a)	USD	6,975	7,357,732
Together Housing Finance PLC, 4.50%, 12/17/42		940	1,625,346
The Unique Pub Finance Co. PLC:
7.40%, 3/28/24	GBP	3,366	5,816,381
Series 2012-02, Class A4, 5.66%, 6/30/27		10,923	18,649,474
Series 2012-99, Class A3, 6.54%, 3/30/21		3,588	6,375,664
Vougeot Bidco PLC, 7.88%, 7/15/20		6,659	11,874,247
Voyage Care BondCo PLC:
6.50%, 8/01/18		1,230	2,146,701
11.00%, 2/01/19		5,000	9,201,262
WM Treasury PLC, 4.63%, 12/03/42		865	1,509,672

			219,230,039
United States — 16.1%
AbbVie, Inc., 2.90%, 11/06/22	USD	10,000	9,645,300
Actavis Funding SCS, 3.85%, 6/15/24 (a)		2,150	2,145,384
Actavis, Inc., 3.25%, 10/01/22		8,850	8,671,743
The ADT Corp., 4.13%, 4/15/19		4,750	4,690,625

Corporate Bonds	Par (000)		Value
United States (continued)
Advanced Micro Devices, Inc., 6.75%, 3/01/19 (a)	USD	8,000	$8,200,000
Aircastle Ltd.:
6.25%, 12/01/19		2,455	2,632,987
7.63%, 4/15/20		1,000	1,142,500
Allegiant Travel Co., 5.50%, 7/15/19		4,740	4,793,325
Ally Financial, Inc., 8.00%, 11/01/31		2,441	3,045,147
American Airlines Pass-Through Trust:
6.98%, 5/23/21		13,393	14,196,820
Series 2011-1, Class B, 7.00%, 1/31/18 (a)		3,713	4,028,665
Series 2013-1, Class C, 6.13%, 7/15/18		12,304	12,980,720
Series 2013-2, Class C, 6.00%, 1/15/17 (a)		33,510	35,101,725
American Capital Ltd., 6.50%, 9/15/18 (a)		10,775	11,340,687
American Energy-Permian Basin LLC/AEPB Finance Corp.:
7.13%, 11/01/20 (a)		7,080	6,832,200
7.38%, 11/01/21 (a)		6,040	5,828,600
American International Group, Inc., 4.13%, 2/15/24		10,000	10,431,660
AmSurg Escrow Corp., 5.63%, 7/15/22		6,608	6,723,640
Anadarko Petroleum Corp., 4.35%, 10/10/36 (h)		91,630	35,621,163
AT&T, Inc., 3.37%, 11/27/22 (a)(h)		50,000	37,931,800
Bank of America Corp., 5.13%, 12/29/49 (b)(e)		14,875	14,603,308
Beazer Homes USA, Inc., 5.75%, 6/15/19		3,258	3,200,985
Beverage Packaging Holdings Luxembourg II
SA/Beverage Packaging Holdings II IS, 6.00%, 6/15/17 (a)		2,995	2,976,281
Blackstone CQP Holdco LP, 9.30%, 3/31/19		8,771	8,946,279
BMC Software Finance, Inc., 8.13%, 7/15/21 (a)		4,794	4,770,030
Brocade Communications Systems, Inc., 4.63%, 1/15/23		2,100	2,028,297
Burlington Northern Santa Fe LLC:
3.75%, 4/01/24		5,135	5,281,286
4.90%, 4/01/44		25,000	26,564,725
Caesars Entertainment Operating Co., Inc.:
9.00%, 2/15/20		2,213	1,842,323
9.00%, 2/15/20		1,125	930,937
Calpine Corp.:
5.38%, 1/15/23		8,581	8,409,380
5.75%, 1/15/25		9,078	8,873,745
Ceridian Corp., 8.88%, 7/15/19 (a)		3,252	3,593,460
Ceridian LLC/Comdata, Inc., 8.13%, 11/15/17 (a)		3,805	3,795,487
Citigroup, Inc., 5.90%, 12/31/49 (b)(e)		7,374	7,329,321
CNH Capital LLC:
3.25%, 2/01/17		2,500	2,500,000
3.38%, 7/15/19 (a)		4,000	3,905,000
Commscope, Inc.:
5.00%, 6/15/21 (a)		1,171	1,159,290
5.50%, 6/15/24 (a)		1,203	1,196,985
CONSOL Energy, Inc., 5.88%, 4/15/22 (a)		3,208	3,244,090
Continental Airlines Pass-Through Certificates:
Series 2012-2, Class A, 4.00%, 4/29/26		2,721	2,774,999
Series 2012-2, Class B, 5.50%, 4/29/22		951	993,901
Series 2012-3, Class C, 6.13%, 4/29/18		4,500	4,815,000
Continental Resources, Inc., 4.90%, 6/01/44 (a)		7,005	7,167,460
DR Horton, Inc., 3.75%, 3/01/19		3,175	3,111,500
Energy Transfer Partners LP:
4.15%, 10/01/20		18,141	19,036,494
4.90%, 2/01/24		9,230	9,869,648
Exelon Generation Co. LLC, 4.25%, 6/15/22		20,000	20,735,300

See Notes to Financial Statements.

BLACKROCK FUNDS	JULY 31, 2014	19

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
United States (continued)
Florida East Coast Holdings Corp., 6.75%, 5/01/19 (a)	USD	7,000	$7,245,000
Forest Laboratories, Inc., 5.00%, 12/15/21 (a)		23,250	25,319,250
General Motors Financial Co., Inc.:
4.75%, 8/15/17		8,900	9,333,875
3.25%, 5/15/18		1,180	1,178,525
3.50%, 7/10/19		14,555	14,498,250
Genworth Holdings, Inc., 7.20%, 2/15/21		14,408	17,414,402
The Goldman Sachs Group, Inc.:
1.83%, 11/29/23 (b)		27,820	28,763,960
4.25%, 1/29/26	GBP	17,573	29,952,868
Greektown Holdings LLC/Greektown Mothership Corp., 8.88%, 3/15/19 (a)		2,415	2,402,925
HD Supply, Inc.:
8.13%, 4/15/19		1,663	1,796,040
11.00%, 4/15/20		2,620	3,013,000
7.50%, 7/15/20		1,999	2,133,933
Hewlett-Packard Co., 2.75%, 1/14/19		14,640	14,893,843
Hospira, Inc.:
5.20%, 8/12/20		7,720	8,375,883
5.80%, 8/12/23		7,000	7,808,010
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
6.00%, 8/01/20		3,924	4,090,770
5.88%, 2/01/22		2,186	2,228,354
iStar Financial, Inc.:
4.00%, 11/01/17		1,920	1,891,200
5.00%, 7/01/19		1,345	1,324,825
Jabil Circuit, Inc., 5.63%, 12/15/20		5,430	5,864,400
Jefferies Group LLC, 6.50%, 1/20/43		9,591	10,808,951
Jpmorgan Chase & Co.:
5.00%, 12/31/49 (b)(e)		25,000	24,735,400
6.13%, 12/31/49 (b)(e)		6,850	6,952,750
L-3 Communications Corp., 3.95%, 5/28/24		12,909	12,798,499
Level 3 Financing, Inc., 6.13%, 1/15/21 (a)		6,108	6,321,780
Micron Technology, Inc., 5.50%, 2/01/25 (a)		8,115	8,074,425
Morgan Stanley:
2.38%, 3/31/21	EUR	30,400	42,449,358
5.45%, 12/29/49 (b)(e)	USD	26,340	26,372,925
Northwest Florida Timber Finance LLC, 4.75%, 3/04/29 (a)		8,970	9,175,413
Nuance Communications, Inc., 5.38%, 8/15/20 (a)		2,454	2,478,540
Oracle Corp., 3.40%, 7/08/24		35,745	35,592,154
QVC, Inc.:
3.13%, 4/01/19		3,420	3,456,676
4.85%, 4/01/24		13,281	13,803,514
Radian Group, Inc., 5.50%, 6/01/19		15,000	15,075,000
Realogy Group LLC, 7.63%, 1/15/20 (a)		2,265	2,440,537
Reynolds American, Inc., 4.75%, 11/01/42		19,900	18,856,444
Rockwood Specialties Group, Inc., 4.63%, 10/15/20		4,881	5,076,240
Sabine Pass Liquefaction LLC:
5.63%, 2/01/21		4,135	4,279,725
6.25%, 3/15/22 (a)		2,628	2,765,970
Sabine Pass LNG LP, 7.50%, 11/30/16		2,755	3,002,950
Sanchez Energy Corp., 6.13%, 1/15/23 (a)		3,986	3,976,035
SBA Communications Corp., 4.88%, 7/15/22 (a)		4,425	4,225,875
Seagate HDD Cayman, 4.75%, 1/01/25 (a)		17,410	17,148,850
Sprint Communications, Inc., 9.00%, 11/15/18 (a)		2,339	2,742,477

Corporate Bonds	Par (000)		Value
United States (concluded)
Sprint Corp.:
7.88%, 9/15/23 (a)	USD	8,830	$9,448,100
7.13%, 6/15/24 (a)		2,655	2,708,100
Tenet Healthcare Corp.:
5.00%, 3/01/19 (a)		1,812	1,784,820
6.00%, 10/01/20		3,227	3,372,215
8.13%, 4/01/22		5,385	6,017,737
TIBCO Software, Inc., 2.25%, 5/01/32 (d)		3,890	3,928,900
T-Mobile USA, Inc.:
6.63%, 4/28/21		2,690	2,824,500
6.73%, 4/28/22		2,575	2,697,313
6.50%, 1/15/24		2,310	2,408,175
TransDigm, Inc.:
6.00%, 7/15/22 (a)		3,770	3,788,850
6.50%, 7/15/24 (a)		3,690	3,726,900
U.S. Airways Pass-Through Trust:
Series 2012-1, Class B, 8.00%, 4/01/21		927	1,054,037
Series 2012-2, Class B, 6.75%, 12/03/22		2,878	3,144,425
Series 2012-2, Class C, 5.45%, 6/03/18		12,800	13,216,000
Series 2013-1, Class B, 5.38%, 11/15/21		7,000	7,262,500
Ultra Petroleum Corp., 5.75%, 12/15/18 (a)		1,882	1,957,280
Union Pacific Railroad Co. Pass Through Trust, 3.23%, 5/14/26		8,080	8,072,793
United Airlines Pass Through Trust, 4.63%, 9/03/22		8,940	8,928,825
United Airlines Pass-Through Trust, 4.30%, 2/15/27		5,950	6,128,500
United Rentals North America, Inc., 5.75%, 11/15/24		2,157	2,205,533
Valeant Pharmaceuticals International, 6.75%, 8/15/18 (a)		3,664	3,828,880
Weyerhaeuser Real Estate Co.:
4.38%, 6/15/19 (a)		3,235	3,186,475
5.88%, 6/15/24 (a)		2,195	2,227,925
The Williams Cos., Inc.:
4.55%, 6/24/24		44,975	44,809,987
7.50%, 1/15/31		5,447	6,386,520
8.75%, 3/15/32		9,553	12,222,595
5.75%, 6/24/44		6,890	6,776,473
Wise Metals Group LLC/Wise Alloys Finance Corp., 8.75%, 12/15/18 (a)		6,189	6,637,703

			1,062,532,064
Total Corporate Bonds — 48.0%			3,161,638,406

Floating Rate Loan Interests
Australia — 0.0%
FMG Resources August 2006 Pty Ltd. (FMG America Finance, Inc.), Loan, 3.75%, 6/28/19		697	692,704
Canada — 0.0%
Ceva Logistics Canada, ULC (FKA TNT Canada ULC), Canadian Term Loan, 6.50%, 3/19/21		130	127,280
Cayman Islands — 0.2%
Avago Technologies Ltd., Term Loan, 3.75%, 5/06/21		10,725	10,692,825

See Notes to Financial Statements.

20	BLACKROCK FUNDS	JULY 31, 2014

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund
(Percentages shown are based on Net Assets)

Floating Rate Loan Interests	Par (000)		Value
Denmark — 0.4%
Nassa Midco AS, Facility B EUR Term Loan, 4.25%, 7/09/21	EUR	18,950	$25,384,576
France — 0.3%
Numericable Group SA, Euro Denominated Tranche B-1 Loan, 4.50%, 5/21/20		12,280	16,502,689
Germany — 0.5%
Deutsche Raststatten Gruppe IV GmbH, Facility B-2 Amended, 3.66%, 12/10/19		15,100	20,210,121
Ina Beteiligungsgesellschaft Mit Beschrankter Haftung (FKA Schaeffler AG), Term D Loan, 3.08%, 6/30/16		5,051	6,772,427
IVG Immobilien AG:
Facility A-1 Term Loan, 2.23%, 6/02/17		2,004	2,683,585
Facility A-2 Term Loan, 2.31%, 6/02/17		3,006	4,025,378

			33,691,511
Ireland — 0.5%
CVC Cordatus Loan Fund IV Ltd., Term Loan, 0.20%, 7/17/15		27,000	36,154,258
Italy — 0.2%
Sit SPA, Medium Term Facility Loan, 5.55%, 4/30/20		12,000	15,747,188
Luxembourg — 0.2%
AWAS Finance Luxembourg SA, Term Loan, 3.50%, 7/16/18	USD	1,566	1,566,041
Concrete Investment I SCA:
Facility A-2 Term Loan, 3.14%, 6/02/17	EUR	38	51,261
Facility A-3 Term Loan, 2.31%, 6/02/17		10	12,815
Tranche B Term Loan, 0.31%, 6/02/17		100	134,179
Tranche C Term Loan, 0.31%, 6/02/17		100	134,179
Tranche D Term Loan, 0.31%, 6/02/17		209	279,274
Tranche E Term Loan, 0.31%, 6/02/17		40	53,377
Concrete Settlement Agent SARL, Tranche F Term Loan, 0.31%, 6/02/17		1	1,253
Intelsat Jackson Holdings SA, Tranche B-2 Term Loan, 3.75%, 6/30/19	USD	1,196	1,190,942
Mallinckrodt International Finance SA, Initial Term B Loan, 3.50%, 3/19/21		3,531	3,508,339
Mirror Bidco Corp., New Incremental Term Loan, 4.25%, 12/28/19		862	860,841
Oxea Finance & Cy SCA (Oxea Finance LLC):
Term Loan (Second Lien), 8.25%, 7/15/20		320	321,402
Tranche B-2 Term Loan (First Lien), 4.25%, 1/15/20		2,630	2,616,974

			10,730,877
Netherlands — 1.3%
Amaya BV:
Term B Loan, 5.00%, 7/14/21		4,725	4,674,821
Term B Loan, 8.00%, 7/14/22		6,430	6,478,225
Ceva Intercompany BV, Dutch BV Term Loan, 6.50%, 3/19/21		757	738,221
Hellios BV:
Facility A (Second Lien), 8.00%, 3/31/21		10,000	10,045,000
Facility B (Second Lien), 8.00%, 3/31/21	EUR	2,000	2,700,857
Facility D2, 4.51%, 9/30/20		3,450	4,618,556
Mondelez International, Inc., Term B-1 Loan, 4.25%, 7/04/21		31,730	41,701,922
Tronox Pigments BV, New Term Loan, 4.00%, 3/19/20	USD	384	384,221
Ziggo BV:
EUR B1 Facility, 3.50%, 1/15/22		8,158	10,853,436
EUR B2 Facility, 3.50%, 1/15/22	EUR	4,833	6,429,583

			88,624,842

Floating Rate Loan Interests	Par (000)		Value
Spain — 0.3%
Gas Natural Fenosa Telecommunicaio, Term B Loan, 4.75%, 7/31/21		14,570	$19,217,260
United Kingdom — 0.3%
Ceva Group PLC (FKA Louis No.1 PLC/TNT Logistics), Pre-Funded L/C Loan, 6.50%, 3/19/21	USD	719	694,003
Ceva Logistics U.S. Holdings, Inc. (FKA Louis U.S. Holdco, Inc.), US Term Loan, 6.50%, 3/19/21		1,043	1,018,236
Iglo Foods Midco Ltd., Term B-2 Loan, 4.75%, 6/30/20	GBP	9,517	16,047,514
Virgin Media Investment Holdings Ltd., B Facility, 3.50%, 6/07/20	USD	515	510,406

			18,270,159
United States — 4.6%
Accudyne Industries Borrower SCA/Accudyne Industries LLC (FKA Silver II US Holdings, LLC), Refinancing Term Loan, 4.00%, 12/13/19		958	952,660
Activision Blizzard, Inc., Term Loan, 3.25%, 10/12/20		2,640	2,633,970
Advantage Sales & Marketing, Inc., Term Loan, 4.25%, 7/07/21		4,505	4,477,810
Alcatel-Lucent USA, Inc., US Term Loan, 4.50%, 1/30/19		9,805	9,778,943
Alliance Laundry Systems LLC, Initial Term Loan (First Lien), 4.25%, 12/10/18		256	256,128
Alliant Holdings I, LLC, Initial Term Loan, 4.25%, 12/20/19		453	451,956
Allied Security Holdings LLC, Closing Date Term Loan (First Lien), 4.25%, 2/12/21		3,645	3,623,921
American Builders & Contractors Supply Co., Inc., Term B Loan, 3.50%, 4/16/20		1,305	1,293,718
American Capital, Ltd. (FKA American Capital Strategies, Ltd.), Term Loan B, 3.50%, 8/22/17		217	216,572
American Energy - Marcellus, Term Loan, 8.50%, 7/07/21		12,577	12,592,387
American Renal Holdings, Inc., Term B Loan (First Lien), 4.50%, 8/20/19		997	991,770
Ardagh Holdings USA, Inc. (Ardagh Packaging Finance SA), New Term Loan, 4.00%, 12/17/19		4,239	4,219,959
Arysta LifeScience SPC LLC, Initial Term Loan (First Lien), 4.50%, 5/29/20		1,713	1,706,276
Ascend Performance Materials Operations LLC, Term B Loan, 6.75%, 4/10/18		196	193,545
Asurion LLC (FKA Asurion Corp.), Incremental Tranche B-1 Term Loan, 5.00%, 5/24/19		717	718,509
Axalta Coating Systems Dutch Holding B BV (Axalta Coating Systems U.S. Holdings, Inc.), Refinanced Term B Loan, 4.00%, 2/01/20		1,203	1,194,683
Bally Technologies, Inc., Term B Loan, 4.25%, 11/25/20		2,441	2,438,822
Berry Plastics Corp., Term E Loan, 3.75%, 1/06/21		2,319	2,298,176
Biomet, Inc., Dollar Term B-2 Loan, 3.73%, 7/25/17		1,701	1,697,937
BJ’s Wholesale Club, Inc., New 2013 (November) Replacement Loan (First Lien), 4.50%, 9/26/19		1,409	1,400,838
BMC Software Finance, Inc., Initial US Term Loan, 5.00%, 9/10/20		2,756	2,735,327
Boyd Gaming Corp., Term B Loan, 4.00%, 8/14/20		2,865	2,860,010
Brand Energy & Infrastructure Services, Inc. (FKA FR Brand Acquisition Corp.), Initial Term Loan, 4.75%, 11/26/20		4,606	4,601,951

See Notes to Financial Statements.

BLACKROCK FUNDS	JULY 31, 2014	21

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund
(Percentages shown are based on Net Assets)

Floating Rate Loan Interests	Par (000)		Value
United States (continued)
Bright Horizons Family Solutions LLC (FKA Bright Horizons Family Solutions, Inc.), Term B Loan, 5.00%, 1/30/20	USD	2,605	$2,595,604
Caesars Entertainment Operating Company, Inc. (FKA Harrah’s Operating Company, Inc.), Term B-7 Loan, 9.75%, 1/28/18		19,028	18,639,448
Caesars Entertainment Resort Properties LLC, Term B Loan, 7.00%, 10/11/20		13,488	13,486,494
Capsugel Holdings US, Inc., Initial Term Loan, 3.50%, 8/01/18		1,872	1,858,896
Catalent Pharma Solutions, Inc. (FKA Cardinal Health, Inc.), Dollar Term Loan, 4.50%, 5/20/21		3,500	3,507,280
CCC Information Services, Inc. (FKA CCC Holdings, Inc.), Term Loan, 4.00%, 12/20/19		463	460,492
Ceasars Entertainment Operating Co., Term B-6 Loan, 6.96%, 1/28/18		397	368,066
Cengage Learning Acquisitions, Inc. (FKA TL Acquisitions, Inc.), Term Loan, 7.00%, 3/31/20		9,012	9,053,689
Ceridian Corp., 2013 New Replacement US Term Loan, 4.41%, 5/09/17		2,169	2,168,365
CHS/Community Health Systems, Inc., 2021 Term D Loan, 4.25%, 1/27/21		7,079	7,086,504
Connolly Intermediate, Inc., Initial Term Loan (First Lien), 5.00%, 5/14/21		3,950	3,971,725
Continental Building Products LLC, First Lien Term Loan, 4.25%, 8/28/20		2,421	2,406,895
CPG International, Inc., Term Loan, 4.75%, 9/30/20		2,734	2,720,666
DJO Finance LLC (ReAble Therapeutics Finance LLC), Term B Loan, 4.25%, 9/15/17		176	176,071
Dynegy, Inc., Tranche B-2 Term Loan, 4.00%, 4/23/20		1,173	1,172,728
Energy Future Intermediate Holding Co. LLC (EFIH Finance, Inc.), Term Loan, 4.25%, 6/19/16		3,665	3,662,728
Evergreen Acqco 1 LP, New Term Loan, 5.00%, 7/09/19		983	983,424
EWT Holdings III Corp. (FKA WTG Holdings III Corp.), Term Loan (First Lien), 4.75%, 1/15/21		1,910	1,908,814
First Data Corp.:
2018 New Dollar Term Loan, 3.67%, 3/23/18		16,340	16,183,463
2018B Second New Term Loan, 3.67%, 9/24/18		1,005	992,437
2021 New Dollar Term Loan, 4.16%, 3/24/21		855	850,460
Freescale Semiconductor, Inc.:
Tranche B-4 Term Loan, 4.25%, 2/28/20		1,042	1,035,778
Tranche B5 Term Loan, 5.00%, 1/15/21		1,206	1,205,381
Gardner Denver, Inc., Initial Dollar Term Loan, 4.25%, 7/30/20		8,869	8,820,095
Gates Global LLC:
Initial Dollar Term Loan, 4.25%, 7/05/21		8,965	8,880,998
Initial Euro Term Loan, 4.25%, 7/05/21	EUR	6,345	8,416,641
Generac Power Systems, Inc., Term B Loan, 3.25%, 5/29/20	USD	1,326	1,303,163
Grifols Worldwide Operations Ltd., U.S. Tranche B Term Loam, 3.16%, 2/27/21		9,047	9,000,007
HD Supply, Inc., Term Loan 2014, 4.00%, 6/28/18		1,411	1,408,187
Hilton Worldwide Finance LLC, Initial Term Loan, 3.50%, 10/26/20		11,054	10,979,300
IMS Health, Inc., Term B Dollar Loan, 3.50%, 3/17/21		8,428	8,365,203

Floating Rate Loan Interests	Par (000)		Value
United States (continued)
Infor U.S., Inc. (FKA Lawson Software, Inc.), Tranche B-5 Term Loan, 3.75%, 6/03/20	USD	2,910	$2,880,049
Interactive Data Corp., Term Loan, 4.75%, 5/02/21		4,850	4,857,566
J. Crew Group, Inc., Initial Loan, 4.00%, 3/05/21		5,846	5,695,975
La Frontera Generation LLC, Term Loan, 4.50%, 9/30/20		2,681	2,684,562
La Quinta Intermediate Holdings LLC, Initial Term Loan, 4.00%, 4/14/21		9,383	9,342,376
Las Vegas Sands LLC, Term B Loan, 3.25%, 12/19/20		5,373	5,353,389
Level 3 Financing, Inc., Tranche B 2020 Term Loan, 4.00%, 1/15/20		405	403,396
Macdermid, Inc., Tranche B Term Loan (First Lien), 4.00%, 6/07/20		1,139	1,136,371
MGM Resorts International (MGM Grand Detroit, LLC), Term B Loan, 3.50%, 12/20/19		837	830,518
Michaels Stores, Inc., Term B Loan, 3.75%, 1/28/20		1,313	1,302,435
The Neiman Marcus Group LLC, Term Loan, 4.25%, 10/25/20		3,249	3,229,495
NEP/NCP Holdco, Inc., Amendment No. 3 Incremental Term Loan (First Lien), 4.25%, 1/22/20		178	177,310
Northwest Airlines, Inc.:
Term B757-200 Loan, 1.56%, 9/10/18		415	395,764
Term B757-200 Loan, 1.56%, 9/10/18		413	392,907
Term B757-300 Loan, 2.18%, 3/10/17		451	438,273
Term B757-300 Loan, 2.18%, 3/10/17		449	436,977
Term B757-300 Loan, 1.56%, 9/10/18		410	391,073
Offshore Group Investment Ltd. (Vantage Drilling Co.), Second Term Loan, 5.75%, 3/28/19		1,169	1,162,917
Onex Carestream Finance LP, Term Loan (Second Lien), 9.50%, 12/07/19		973	988,448
Ortho-Clinical Diagnostics Holdings Luxembourg S.À R.L., Initial Term Loan, 4.75%, 6/30/21		3,750	3,740,625
Par Pharmaceutical Co., Inc. (Par Pharmaceutical, Inc.), Term B-2 Loan, 4.00%, 9/30/19		2,288	2,277,381
Party City Holdings, Inc., 2014 Replacement Term Loan, 4.00%, 7/27/19		5,391	5,332,602
PetCo Animal Supplies, Inc., New Loans, 4.00%, 11/24/17		197	196,799
Pinnacle Entertainment, Inc., Tranche B-2 Term Loan, 3.75%, 8/13/20		1,238	1,232,898
Pinnacle Foods Finance LLC, Tranche H Term Loan, 3.25%, 4/29/20		1,360	1,346,862
Quikrete Holdings, Inc., Initial Loan (First Lien), 4.00%, 9/28/20		1,117	1,113,369
Realogy Group LLC (FKA Realogy Corp.), Extended Synthetic Commitment, 4.40%, 10/10/16		9	9,365
Rexnord LLC/RBS Global, Inc., Term B Loan, 4.00%, 8/21/20		2,384	2,378,176
Rite Aid Corp., Tranche 1 Term Loan (Second Lien), 5.75%, 8/21/20		360	365,101
ROC Finance LLC, Funded Term B Loan, 5.00%, 6/20/19		407	396,752
Sequa Corp., Initial Term Loan, 5.25%, 6/19/17		1,513	1,490,428
The Servicemaster Co. LLC, Initial Term Loan, 4.25%, 7/01/21		8,655	8,532,359
Spin Holdco, Inc., Initial Term Loan (First Lien), 4.25%, 11/14/19		4,389	4,361,292
Surgery Center Holdings, Inc.., Term Loan, 5.25%, 7/16/20		2,219	2,219,036
Syniverse Holdings, Inc., Tranche B Term Loan, 4.00%, 4/23/19		970	965,585

See Notes to Financial Statements.

22	BLACKROCK FUNDS	JULY 31, 2014

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund
(Percentages shown are based on Net Assets)

Floating Rate Loan Interests	Par (000)		Value
United States (concluded)
Toys ’R’ Us-Delaware, Inc., Term B-3 Loan, 5.25%, 5/25/18	USD	179	$147,551
Travelport LLC (FKA Travelport, Inc.), Term Loan, 6.25%, 6/26/19		3,149	3,185,965
Tribune Co., Initial Term Loan, 4.00%, 12/27/20		348	346,944
Univision Communications, Inc., Replacement First-Lien Term Loan, 4.00%, 3/01/20		1,483	1,473,454
WESCO Distribution, Inc., Tranche B-1 Loan, 3.75%, 12/12/19		142	142,296
Wilsonart LLC, Initial Term Loan, 4.00%, 10/31/19		2,605	2,582,211

			302,941,722
Total Floating Rate Loan Interests — 8.8%			578,777,891

Foreign Agency Obligations
Spain — 0.3%
Autonomous Community of Catalonia, 2.13%, 10/01/14	CHF	2,400	2,641,202
Autonomous Community of Valencia Spain:
3.25%, 7/06/15	EUR	2,080	2,830,117
4.38%, 7/16/15		4,085	5,622,214
4.00%, 11/02/16		4,450	6,290,398
Total Foreign Agency Obligations — 0.3%			17,383,931

Foreign Government Obligations
Italy — 0.1%
Buoni Poliennali Del Tesoro, 5.50%, 11/01/22		4,910	8,126,550
Portugal — 0.4%
Republic of Portugal:
3.50%, 3/25/15	USD	11,800	11,947,500
5.13%, 10/15/24		12,875	12,919,161

			24,866,661
Russia — 0.1%
Russian Federation, 7.50%, 3/31/30	EUR	5,000	3,943,888
Spain — 0.7%
Kingdom of Spain:
3.75%, 10/31/18		772	1,152,232
5.50%, 4/30/21		3,918	6,503,786
5.40%, 1/31/23		25,337	42,074,755

			49,730,773
Total Foreign Government Obligations — 1.3%			86,667,872

Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 0.3%
United Kingdom — 0.3%
Gemgarto, Series 2012-1, Class A1, 3.48%, 5/14/45 (b)	GBP	226	392,202
Granite Master Issuer PLC:
Series 2006-2, Class A5, 0.29%, 12/20/54 (b)	EUR	3,464	4,612,925
Series 2007-2, Class 3A2, 0.29%, 12/17/54 (b)		3,778	5,027,479

Non-Agency Mortgage-Backed Securities	Par (000)		Value
Collateralized Mortgage Obligations (concluded)
United Kingdom (concluded)
Lanark Master Issuer PLC, Series 2012-2X, Class 2A, 2.16%, 12/22/54 (b)	GBP	890	$1,552,159
Paragon Mortgages No. 13 PLC, Series 2006-13X, Class A2C, 0.41%, 1/15/39 (b)	USD	6,361	5,941,239
Residential Mortgage Securities PLC, Series 2012-26, Class A1, 2.78%, 2/14/41 (b)	GBP	997	1,748,944
Silk Road Finance Number Three PLC, Series 2012-1, Class A, 1.87%, 6/21/55 (b)		516	882,265

			20,157,213
Commercial Mortgage-Backed Securities — 0.5%
Ireland — 0.1%
German Residential Funding PLC, Series 2013-1, Class E, 4.47%, 8/27/24	EUR	3,736	5,259,307

			5,259,307
United States — 0.4%
Credit Suisse Commercial Mortgage Trust, Series 2007-C4, Class AJ, 5.86%, 9/15/39 (b)	USD	3,300	3,457,393
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C2, Class AMFX, 4.88%, 4/15/37		1,000	1,011,085
Hilton USA Trust, Series 2013-HLT, Class EFX, 5.22%, 11/05/30 (a)(b)		4,673	4,787,119
LB-UBS Commercial Mortgage Trust, Series 2007-C1, Class AJ, 5.48%, 2/15/40		11,270	11,700,210
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class AJ, 5.94%, 2/15/51 (b)		5,211	5,437,225

			26,393,032
Total Non-Agency Mortgage-Backed Securities — 0.8%			51,809,552

Preferred Securities
Capital Trusts
Belgium — 0.1%
Solvay Finance SA, 4.20% (b)(e)	EUR	3,060	4,252,294
France — 0.4%
Electricite de France SA:
5.00%, 12/31/49 (b)(e)		7,700	11,058,182
5.88%, 12/31/49 (b)(e)	GBP	7,300	12,710,387

			23,768,569
Italy — 0.0%
Enel SpA, 5.00%, 1/15/75 (b)	EUR	2,720	3,778,986
Spain — 0.4%
Banco Bilbao Vizcaya Argentaria SA, 9.00% (b)(e)	USD	6,600	7,276,500
Banco Popular Espanol SA, 11.50% (b)(e)	EUR	11,000	17,454,472

			24,730,972
United Kingdom — 0.5%
Barclays Bank PLC:
8.00% (b)(e)		12,785	18,489,288
8.25% (b)(e)	USD	10,230	10,843,800
HBOS Capital Funding LP, 6.85% (e)		4,341	4,384,410
Royal Bank of Scotland Capital Trust, 6.80% (e)		470	472,115

			34,189,613

See Notes to Financial Statements.

BLACKROCK FUNDS	JULY 31, 2014	23

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund
(Percentages shown are based on Net Assets)

Preferred Securities	Par (000)	Value
United States — 1.4%
Citigroup, Inc., 5.95%, 12/31/49 (b)(e)	USD 9,206	$9,178,382
ING U.S., Inc., 5.65%, 5/15/53 (b)	46,090	46,896,575
JPMorgan Chase & Co.:
5.15% (b)(e)	10,000	9,456,000
6.75% (b)(e)	9,741	10,398,517
NBCUniversal Enterprise, Inc., 5.25% (a)(e)	4,000	4,165,000
State Street Capital Trust IV, 1.23%, 6/15/37 (b)	13,540	11,712,100

		91,806,574
Total Capital Trusts — 2.8%		182,527,008

Preferred Stocks	Shares
Netherlands — 0.3%
RBS Capital Funding Trust V, 5.90% (e)	72,103	1,710,283
RBS Capital Funding Trust VI, 6.25%	151,363	3,610,008
RBS Capital Funding Trust VII, Series G, 6.08% (e)	597,541	14,293,181

		19,613,472
United Kingdom — 0.0%
Royal Bank of Scotland Group PLC, 6.13% (e)	19,117	451,926
Royal Bank of Scotland Group PLC, 6.60% (e)	95,580	2,344,577

		2,796,503
United States — 2.4%
The Allstate Corp., 6.63%	1,200,000	31,104,000
Citigroup, Inc., 6.88%	1,900,000	51,053,000
The Goldman Sachs Group, Inc., 5.50% (e)	660,450	15,824,382
The Goldman Sachs Group, Inc., 6.38%	783,000	20,036,970
SCE Trust III, 5.75%	170,000	4,401,300
Tyson Foods, Inc., 4.75%	80,285	3,901,851
United Technologies Corp., 7.50%, 8/01/15	120,050	7,121,366
Wells Fargo & Co., 5.85% (e)	985,000	25,216,000

		158,658,869
Total Preferred Stocks — 2.7%		181,068,844
Total Preferred Securities — 5.5%		363,595,852

U.S. Treasury Obligations	Par (000)
U.S. Treasury Bonds:
3.63%, 2/15/44	USD 81,354	86,286,086
3.38%, 5/15/44	41,490	41,989,166
U.S. Treasury Notes:
0.50%, 7/31/16	50	49,961
0.88%, 7/15/17	460	458,275
1.63%, 4/30/19-7/31/19	69,635	69,225,883
2.50%, 5/15/24	275,177	273,844,043
Total U.S. Treasury Obligations — 7.1%		471,853,414
Total Long-Term Investments (Cost — $5,459,033,897) — 84.3%		5,555,589,674

Short-Term Securities	Par (000)	Value
Borrowed Bond Agreements — 20.8%
Barclays Bank PLC, (0.30)%, Open (Purchased on 1/22/14 to be repurchased at EUR 3,522,421, collateralized by Buoni Poliennali Del Tesoro, 4.50% due at 3/01/26, original par and fair value of EUR 3,250,000 and $5,022,094, respectively)	EUR 3,657	$4,896,891
Barclays Bank PLC, (0.16)%, Open (Purchased on 1/22/14 to be repurchased at EUR 2,934,113, collateralized by Kingdom of Spain, 4.10% due at 7/30/18, original par and fair value of EUR 2,680,000 and $4,035,036, respectively)	2,956	3,957,850
Barclays Bank PLC, (0.16)%, Open (Purchased on 1/22/14 to be repurchased at EUR 4,543,058, collateralized by Kingdom of Spain, 4.10% due at 7/30/18, original par and fair value of EUR 3,990,000 and $6,007,386, respectively)	4,577	6,128,170
Barclays Bank PLC, (0.16)%, Open (Purchased on 11/19/13 to be repurchased at EUR 30,634,676, collateralized by Kingdom of Spain, 4.10% due at 7/30/18, original par and fair value of EUR 28,830,000 and $43,406,754, respectively)	30,870	41,335,777
Barclays Bank PLC, (0.16)%, Open (Purchased on 9/04/13 to be repurchased at EUR 6,207,219, collateralized by Kingdom of Spain, 4.10% due at 7/30/18, original par and fair value of EUR 5,890,000 and $8,868,046, respectively)	6,257	8,378,222
Barclays Bank PLC, (0.15)%, Open (Purchased on 7/25/14 to be repurchased at EUR 35,086,743, collateralized by Kingdom of Spain, 4.60% due at 7/30/19, original par and fair value of EUR 28,728,000 and $44,787,137, respectively)	35,356	47,343,184
Barclays Bank PLC, (0.06)%, Open (Purchased on 7/25/14 to be repurchased at EUR 3,707,335, collateralized by Buoni Poliennali Del Tesoro, 3.75% due at 8/01/21, original par and fair value of EUR 3,210,000 and $4,807,736, respectively)	3,723	4,985,567
Barclays Bank PLC, 0.05%, Open (Purchased on 10/01/13 to be repurchased at EUR 359,651, collateralized by Republic of Portugal, 4.75% due at 6/14/19, original par and fair value of EUR 380,000 and $568,677, respectively)	359	480,203
Barclays Bank PLC, 0.05%, Open (Purchased on 9/04/13 to be repurchased at EUR 9,791,349, collateralized by Republic of Portugal, 4.75% due at 6/14/19, original par and fair value of EUR 9,735,000 and $14,568,607, respectively)	9,763	13,072,870
Barclays Capital, Inc., (0.10)%, Open (Purchased on 7/07/14 to be repurchased at $13,290,548, collateralized by Wells Fargo & Co., 5.90% due at 12/31/49, original par and fair value of USD 12,825,000 and $13,395,713, respectively)	USD 13,787	13,786,875

See Notes to Financial Statements.

24	BLACKROCK FUNDS	JULY 31, 2014

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund
(Percentages shown are based on Net Assets)

Short-Term Securities	Par (000)	Value
Borrowed Bond Agreements (continued)
Barclays Capital, Inc., (0.10)%, Open (Purchased on 7/10/14 to be repurchased at $5,824,040, collateralized by Wells Fargo & Co., 5.90% due at 12/31/49, original par and fair value of USD 5,620,000 and $5,870,090, respectively)	USD 6,042	$6,041,500
Barclays Capital, Inc., 0.05%, Open (Purchased on 7/29/14 to be repurchased at $172,890,152, collateralized by U.S. Treasury Notes, 2.75% due at 11/15/23, original par and fair value of USD 166,662,000 and $170,112,399, respectively)	172,079	172,078,515
BNP Paribas Securities Corp., 0.03%, Open (Purchased on 7/08/14 to be repurchased at $1,441,720, collateralized by U.S. Treasury Bonds, 3.63% due at 8/15/43, original par and fair value of USD 1,345,000 and $1,427,381, respectively)	1,429	1,429,062
BNP Paribas Securities Corp., 0.05%, Open (Purchased on 7/21/14 to be repurchased at $66,638,893, collateralized by United States Treasury Notes Bonds, 2.13% due at 6/30/21, original par and fair value of USD 66,405,000 and $65,964,004, respectively)	66,405	66,404,997
Citigroup Global Markets, Inc., (1.25)%, Open (Purchased on 5/06/14 to be repurchased at $2,084,696, collateralized by Standard Chartered PLC, 5.30% due at 1/09/43, original par and fair value of USD 3,200,000 and $3,298,272, respectively)	3,276	3,276,000
Citigroup Global Markets, Inc., (0.15)%, Open (Purchased on 7/15/14 to be repurchased at $45,128,169, collateralized by Freeport- McMoRan, Inc., 3.88% due at 3/15/23, original par and fair value of USD 45,000,000 and $44,556,480, respectively)	45,731	45,731,250
Citigroup Global Markets, Inc., (0.10)%, Open (Purchased on 11/06/13 to be repurchased at $4,925,872, collateralized by International Business Machines Corp., 3.38% due at 8/01/23, original par and fair value of USD 5,000,000 and $5,040,190, respectively)	4,975	4,975,000
Citigroup Global Markets, Inc., (0.10)%, Open (Purchased on 4/14/14 to be repurchased at $11,311,119, collateralized by Cox Communications, Inc., 2.95% due at 6/30/23, original par and fair value of USD 12,179,000 and $11,530,322, respectively)	11,418	11,417,813
Citigroup Global Markets, Inc., (0.10)%, Open (Purchased on 4/21/14 to be repurchased at $3,362,648, collateralized by Cox Communications, Inc., 2.95% due at 6/30/23, original par and fair value of USD 3,640,000 and $3,446,126, respectively)	3,394	3,394,300
Citigroup Global Markets, Inc., (0.10)%, Open (Purchased on 7/25/14 to be repurchased at $1,962,860, collateralized by BHP Billiton Finance USA Ltd., 5.00% due at 9/30/43, original par and fair value of USD 1,800,000 and $1,988,330, respectively)	2,023	2,022,750

Short-Term Securities	Par (000)	Value
Borrowed Bond Agreements (continued)
Citigroup Global Markets, Inc., (0.05)%, Open (Purchased on 9/24/13 to be repurchased at $2,784,741, collateralized by Texas Instruments, Inc., 1.00% due at 5/01/18, original par and fair value of USD 2,900,000 and $2,831,749, respectively)	USD 2,791	$2,791,250
Credit Suisse Securities (USA) LLC, (0.25)%, Open (Purchased on 11/01/13 to be repurchased at $4,538,013, collateralized by Microsoft Corp., 2.38% due at 5/01/23, original par and fair value of USD 5,000,000 and $4,766,420, respectively)	4,650	4,650,000
Credit Suisse Securities (USA) LLC, 0.02%, 12/31/22 (Purchased on 7/23/14 to be repurchased at $280,803,562, collateralized by U.S. Treasury Notes, 2.75% due at 11/15/23, original par and fair value of USD 271,000,000 and $276,610,507, respectively)	280,274	280,273,998
Credit Suisse Securities (USA) LLC, 0.02%, 12/31/22 (Purchased on 7/23/14 to be repurchased at $8,174,112, collateralized by U.S. Treasury Notes, 0.75% due at 1/15/17, original par and fair value of USD 8,170,000 and $8,161,699, respectively)	8,170	8,170,000
Credit Suisse Securities (USA) LLC, 0.03%, 12/31/22 (Purchased on 7/23/14 to be repurchased at $3,732,484, collateralized by U.S. Treasury Notes, 2.00% due at 2/28/21, original par and fair value of USD 3,710,000 and $3,670,581, respectively)	3,725	3,725,000
Credit Suisse Securities (USA) LLC, 0.04%, 12/31/22 (Purchased on 7/23/14 to be repurchased at $53,821,078, collateralized by U.S. Treasury Notes, 2.75% due at 2/15/24, original par and fair value of USD 51,598,000 and $52,565,463, respectively)	53,613	53,612,999
Deutsche Bank Securities, Inc., (0.10)%, Open (Purchased on 4/24/14 to be repurchased at $3,408,084, collateralized by Cox Communications, Inc., 2.95% due at 6/30/23, original par and fair value of USD 3,650,000 and $3,455,594, respectively)	3,440	3,440,125
Deutsche Bank Securities, Inc., (0.10)%, Open (Purchased on 4/29/14 to be repurchased at $9,794,009, collateralized by Cox Communications, Inc., 2.95% due at 6/30/23, original par and fair value of USD 10,531,000 and $9,970,098, respectively)	9,886	9,885,976
Deutsche Bank Securities, Inc., (0.10)%, Open (Purchased on 4/30/14 to be repurchased at $9,318,142, collateralized by Amazon.com, Inc., 2.50% due at 11/29/22, original par and fair value of USD 10,000,000 and $9,438,810, respectively)	9,400	9,400,000
Deutsche Bank Securities, Inc., (0.10)%, Open (Purchased on 7/24/14 to be repurchased at $5,244,989, collateralized by Westpac Banking Corp., 2.25% due at 7/30/18, original par and fair value of USD 5,138,000 and $5,210,168, respectively)	5,266	5,266,450

See Notes to Financial Statements.

BLACKROCK FUNDS	JULY 31, 2014	25

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund
(Percentages shown are based on Net Assets)

Short-Term Securities	Par (000)	Value
Borrowed Bond Agreements (continued)
Deutsche Bank Securities, Inc., 0.03%, Open (Purchased on 2/24/14 to be repurchased at $4,792,337, collateralized by U.S. Treasury Notes, 0.63% due at 2/15/17, original par and fair value of USD 4,800,000 and $4,775,626, respectively)	USD 4,788	$4,788,000
Deutsche Bank Securities, Inc., 0.06%, Open (Purchased on 6/25/14 to be repurchased at $36,596,529, collateralized by U.S. Treasury Notes, 2.13% due at 1/31/21, original par and fair value of USD 36,000,000 and $35,932,500, respectively)	36,450	36,449,991
JPMorgan Chase Bank N.A., (0.10)%, Open (Purchased on 7/25/14 to be repurchased at EUR 12,162,752, collateralized by Federal Republic of Germany, 0.75% due at 2/24/17, original par and fair value of EUR 11,877,000 and $16,190,762, respectively)	EUR 12,195	16,329,175
JPMorgan Chase Bank N.A., (0.07)%, Open (Purchased on 7/25/14 to be repurchased at EUR 6,028,471, collateralized by Federal Republic of Germany, 2.50% due at 1/04/21, original par and fair value of EUR 5,295,000 and $7,957,319, respectively)	6,056	8,109,475
JPMorgan Chase Bank N.A., (0.05)%, Open (Purchased on 6/09/14 to be repurchased at $4,242,025, collateralized by Russian Federation, 7.50% due at 3/31/30, original par and fair value of USD 5,000,000 and $3,943,888, respectively)	USD 4,276	4,276,313
Merrill Lynch, Pierce, Fenner & Smith, Inc., (0.15)%, Open (Purchased on 5/01/14 to be repurchased at $4,737,340, collateralized by Amazon.com, Inc., 2.50% due at 11/29/22, original par and fair value of USD 5,000,000 and $4,719,405, respectively)	4,800	4,800,000
Merrill Lynch, Pierce, Fenner & Smith, Inc., 0.03%, Open (Purchased on 1/06/14 to be repurchased at $8,783,296, collateralized by U.S. Treasury Notes, 0.25% due at 12/31/15, original par and fair value of USD 8,800,000 and $8,800,000, respectively)	8,778	8,778,000
Merrill Lynch, Pierce, Fenner & Smith, Inc., 0.05%, Open (Purchased on 4/02/14 to be repurchased at $41,759,966, collateralized by U.S. Treasury Notes, 1.50% due at 2/28/19, original par and fair value of USD 42,077,000 and $41,735,124, respectively)	41,656	41,656,230
Merrill Lynch, Pierce, Fenner & Smith, Inc., 0.06%, Open (Purchased on 1/14/14 to be repurchased at $34,197,830, collateralized by U.S. Treasury Notes, 2.38% due at 12/31/20, original par and fair value of USD 33,800,000 and $34,299,091, respectively)	34,054	34,053,500
Merrill Lynch, Pierce, Fenner & Smith, Inc., 0.06%, Open (Purchased on 1/30/14 to be repurchased at $89,205,224, collateralized by U.S. Treasury Notes, 1.50% due at 12/31/18, original par and fair value of USD 88,939,000 and $88,410,880, respectively)	88,939	88,939,000

Short-Term Securities	Par (000)	Value
Borrowed Bond Agreements (concluded)
Merrill Lynch, Pierce, Fenner & Smith, Inc., 0.06%, Open (Purchased on 2/10/14 to be repurchased at $15,603,683, collateralized by U.S. Treasury Notes, 1.50% due at 12/31/18, original par and fair value of USD 15,480,000 and $15,388,080, respectively)	USD 15,557	$15,557,400
Merrill Lynch, Pierce, Fenner & Smith, Inc., 0.07%, Open (Purchased on 4/30/14 to be repurchased at $108,715,544, collateralized by U.S. Treasury Notes, 1.63% due at 3/31/19, original par and fair value of USD 108,745,000 and $108,345,688, respectively)	108,337	108,337,206
Merrill Lynch, Pierce, Fenner & Smith, Inc., 0.08%, Open (Purchased on 4/21/14 to be repurchased at $124,799,324, collateralized by U.S. Treasury Bonds, 3.75% due at 11/15/43, original par and fair value of USD 114,436,000 and $124,180,912, respectively)	121,874	121,874,300
Merrill Lynch, Pierce, Fenner & Smith, Inc., 0.08%, Open (Purchased on 5/19/14 to be repurchased at $29,049,162, collateralized by U.S. Treasury Bonds, 3.75% due at 11/15/43, original par and fair value of USD 26,299,000 and $28,538,518, respectively)	28,370	28,370,031
RBC Capital Market, LLC, (1.50)%, Open (Purchased on 5/06/14 to be repurchased at $2,202,153, collateralized by Standard Chartered PLC, 5.30% due at 1/09/43, original par and fair value of USD 3,775,000 and $3,890,930, respectively)	3,907	3,907,125

		1,368,578,340
	Shares
Money Market Funds — 10.1%
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (i)(j)	668,356,706	668,356,706
Total Short-Term Securities (Cost — $2,036,983,092) — 30.9%		2,036,935,046

Options Purchased
(Cost — $3,768,638) — 0.1%		4,436,309
Total Investments Before Options Written and Borrowed Bonds (Cost — $7,499,785,627) — 115.3%		7,596,961,029

Options Written
(Premiums Received — $343,709) — (0.0)%		(523,403)

See Notes to Financial Statements.

26	BLACKROCK FUNDS	JULY 31, 2014

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund (Percentages shown are based on Net Assets)

Borrowed Bonds	Par (000)	Value
Corporate Bonds — (2.0)%
Amazon.com, Inc., 2.50%, 11/29/22	USD 15,000	$(14,158,215)
Cox Communications, Inc., 2.95%, 6/30/23 (a)	30,000	(28,402,140)
Freeport-McMoRan, Inc., 3.88%, 3/15/23	45,000	(44,556,480)
International Business Machines Corp., 3.38%, 8/01/23	5,000	(5,040,190)
Microsoft Corp., 2.38%, 5/01/23	5,000	(4,766,420)
Standard Chartered PLC, 5.30%, 1/09/43 (a)	6,975	(7,189,202)
Texas Instruments, Inc., 1.00%, 5/01/18	2,900	(2,831,749)
Westpac Banking Corp., 2.25%, 7/30/18	5,138	(5,210,168)
Wells Fargo & Co., 5.90%, 12/31/49 (b)(e)	18,445	(19,265,803)
BHP Billiton Finance USA Ltd., 5.00%, 9/30/43	1,800	(1,988,330)

		(133,408,697)
Foreign Government Obligations — (2.5)%
Buoni Poliennali Del Tesoro:
3.75%, 8/01/21	EUR 3,210	(4,807,736)
4.50%, 3/01/26	3,250	(5,022,094)
Federal Republic of Germany:
0.75%, 2/24/17	11,877	(16,190,762)
2.50%, 1/04/21	5,295	(7,957,319)
Kingdom of Spain:
4.10%, 7/30/18	41,390	(62,317,223)
4.60%, 7/30/19	28,728	(44,787,137)
Republic of Portugal, 4.75%, 6/14/19	10,115	(15,137,284)
Russian Federation, 7.50%, 3/31/30	5,000	(3,943,888)

		(160,163,443)

Borrowed Bonds	Par (000)		Value
U.S. Treasury Obligations — (16.2)%
U.S. Treasury Bonds:
3.63%, 8/15/43	USD	1,345	$(1,427,381)
3.75%, 11/15/43		140,735	(152,719,430)
U.S. Treasury Notes:
0.25%, 12/31/15		8,800	(8,800,000)
0.63%, 2/15/17		4,800	(4,775,626)
0.75%, 1/15/17		8,170	(8,161,699)
1.50%, 12/31/18-2/28/19		146,496	(145,534,084)
1.63%, 3/31/19		108,745	(108,345,688)
2.00%, 2/28/21		3,710	(3,670,581)
2.13%, 1/31/21-6/30/21		102,405	(101,896,504)
2.38%, 12/31/20		33,800	(34,299,091)
2.75%, 11/15/23-2/15/24		489,260	(499,288,369)

			(1,068,918,453)
Total Borrowed Bonds (Proceeds — $1,332,816,448) — (20.7)%			(1,362,490,593)
Total Investments Net of Options Written and Borrowed Bonds — 94.6%			6,233,947,033
Other Assets Less Liabilities — 5.4%			355,089,882

Net Assets — 100.0%			$6,589,036,915

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate shown is as of report date.

(c)	Non-income producing security.

(d)	Convertible security.

(e)	Security is perpetual in nature and has no stated maturity date.

(f)	All or a portion of security has been pledged as collateral in connection with outstanding reverse repurchase agreements.

(g)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.

(h)	Zero-coupon bond.

(i)	Investments in issuers considered to be an affiliate of the Fund during the year ended July 31, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at July 31, 2013	Shares Purchased	Shares Sold	Shares Held at July 31, 2014	Value at July 31, 2014	Income	Realized Gain (Loss)
BlackRock Liquidity Funds, TempFund, Institutional Class	1,153,874,067	—	485,517,361 [1]	668,356,706	$668,356,706	$445,870	—
iShares Transportation Average ETF	—	16,220	(16,220)	—	—	$4,619	$90,840
iShares iBoxx $ High Yield Corporate Bond ETF	—	304,750	(304,750)	—	—	—	$(61,645)

[1]	Represents net shares purchased.

(j)	Represents the current yield as of report date.

See Notes to Financial Statements.

BLACKROCK FUNDS	JULY 31, 2014	27

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund

•	Reverse repurchase agreements outstanding as of July 31, 2014 were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date[1]	Face Amount	Face Amount Including Accrued Interest
Barclays Bank PLC	(5.00)%	2/19/14	Open	$5,983,584	$5,983,584
Total					$5,983,584

[1]	Certain agreements have no stated maturity and can be terminated by either party at any time.

•	Financial futures contracts outstanding as of July 31, 2014 were as follows:

Contracts Sold	Issue	Exchange	Expiration		Notional Value	Unrealized Appreciation (Depreciation)
(533)	E-Mini NASDAQ 100 Futures	Chicago Mercantile	September 2014	USD	41,411,435	$(597,658)
(279)	E-Mini S&P 500 Futures	Chicago Mercantile	September 2014	USD	26,850,263	189,430
(2,663)	Euro STOXX 50 Futures	Eurex	September 2014	USD	25,656,514	2,024,447
(3,100)	Euro-Bobl	Eurex	September 2014	USD	532,869,577	(3,514,191)
(1,624)	Euro-Bund	Eurex	September 2014	USD	321,820,782	(6,006,197)
(798)	Euro-Schatz	Eurex	September 2014	USD	118,246,760	(1,369)
(795)	Gilt British	London	September 2014	USD	148,554,970	(991,347)
(54)	U.S. Treasury Notes (5 Year)	Chicago Board of Trade	September 2014	USD	6,417,141	44,236
(684)	U.S. Treasury Notes (10 Year)	Chicago Board of Trade	September 2014	USD	85,232,812	316,679
(166)	U.S. Treasury Bonds (30 Year)	Chicago Board of Trade	September 2014	USD	22,809,438	(6,233)
(300)	U.S. Ultra Treasury Bonds	Chicago Board of Trade	September 2014	USD	45,253,125	(459,501)
Total						$(9,001,704)

•	Forward foreign currency exchange contracts outstanding as of July 31, 2014 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	1,061,659,478	EUR	775,700,000	Bank of America N.A.	8/05/14	$22,943,645
USD	34,790,418	EUR	25,500,000	Barclays Bank PLC	8/05/14	644,158
USD	879,464	EUR	648,000	Deutsche Bank AG	8/05/14	11,748
USD	40,018,339	EUR	29,563,327	Deutsche Bank AG	8/05/14	431,003
USD	29,706,424	EUR	21,820,000	Deutsche Bank AG	8/05/14	487,939
USD	35,378,382	EUR	26,000,000	Goldman Sachs Bank USA	8/05/14	562,588
USD	10,688,140	EUR	7,903,000	JPMorgan Chase Bank N.A.	8/05/14	105,477
USD	681,285	EUR	500,000	The Bank of New York Mellon	8/05/14	11,751
USD	2,447,813	GBP	1,428,153	Deutsche Bank AG	8/05/14	36,756
USD	960,737,232	EUR	717,600,000	Deutsche Bank AG	9/04/14	(275,206)
USD	1,357,093,000	EUR	1,000,000,000	Citibank N.A.	9/15/14	17,840,169
USD	6,072,556	CHF	5,414,412	Royal Bank of Scotland PLC	10/21/14	111,020
USD	243,185,887	GBP	142,323,000	Bank of America N.A.	10/21/14	3,072,512
USD	2,036,739	GBP	1,207,000	Barclays Bank PLC	10/21/14	407
USD	3,432,445	NOK	21,190,000	Goldman Sachs Bank USA	10/21/14	71,766
USD	46,383	NOK	288,000	JPMorgan Chase Bank N.A.	10/21/14	707
USD	1,928,134	SEK	13,112,000	Deutsche Bank AG	10/21/14	28,003
Total						$46,084,443

•	Exchange-traded options purchased as of July 31, 2014 were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
SPDR S&P 500 ETF Trust	Call	USD	202.5	8/01/14	1,777	$1,777
CBOE Volatility Index	Call	USD	15	8/20/14	1,500	225,000
Advanced Micro Devices, Inc.	Call	USD	4.5	10/18/14	3,500	56,000

See Notes to Financial Statements.

28	BLACKROCK FUNDS	JULY 31, 2014

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund

•	Exchange-traded options purchased as of July 31, 2014 were as follows: (concluded)

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
EURO Dollar Mid-Curve Future December 2014	Call	USD	98	12/12/14	296	$90,650
Bank of America Corp.	Put	USD	14.5	8/01/14	2,650	2,650
Goldman Sachs Group, Inc.	Put	USD	157.5	8/08/14	625	3,125
Advanced Micro Devices, Inc.	Put	USD	3.5	8/16/14	3,577	10,731
JPMorgan Chase Bank N.A.	Put	USD	52.5	8/16/14	1,550	12,400
SPDR S&P 500 ETF Trust	Put	USD	192.5	8/16/14	770	159,005
Financial Select Sector SPDR Fund	Put	USD	22.5	9/05/14	3,500	126,000
JPMorgan Chase Bank N.A.	Put	USD	56	9/05/14	1,500	96,750
SPDR S&P 500 ETF Trust	Put	USD	190	9/05/14	2,250	527,625
Wells Fargo & Co.	Put	USD	50	9/05/14	1,250	86,875
EURO STOXX 50 Index	Put	EUR	3,150	9/19/14	840	1,043,814
EURO STOXX 50 Index	Put	EUR	3,125	9/19/14	422	458,843
EURO STOXX 50 Index	Put	EUR	3,100	9/19/14	422	400,640
Morgan Stanley & Co. LLC	Put	USD	31	9/20/14	1,500	79,500
SPDR S&P 500 ETF Trust	Put	USD	192	9/20/14	1,584	613,008
S&P 500 Index	Put	USD	1,980	10/18/14	27	189,000
U.S. Treasury (10 Year) Notes Futures December 2014	Put	USD	123.5	11/21/14	126	145,688
Total						$4,329,081

•	OTC interest rate swaptions purchased as of July 31, 2014 were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Market Value
10-Year Interest Rate Swap	Deutsche Bank AG	Put	2.75	Pay	6-month LIBOR	10/29/14	GBP	4,910	$107,228
Total									$107,228

•	Exchange-traded options written as of July 31, 2014 were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
CBOE Volatility Index	Call	USD	20	8/20/14	1,500	$(82,500)
SPDR S&P 500 ETF Trust	Put	USD	180	9/05/14	2,250	(183,375)
SPDR S&P 500 ETF Trust	Put	USD	188	9/20/14	356	(93,628)
SPDR S&P 500 ETF Trust	Put	USD	182	9/20/14	1,100	(163,900)
Total						$(523,403)

•	Centrally cleared credit default swaps — buy protection outstanding as of July 31, 2014 were as follows:

Index	Pay Fixed Rate	Clearinghouse	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
iTraxx Europe Crossover Series 20 Version 1	5.00%	Intercontinental Exchange	12/20/18	EUR	43,420	$(267,685)
CDX.NA.HY Series 22 Version 2	5.00%	Chicago Mercantile	6/20/19	USD	34,848	426,642
CDX.NA.IG Series 22 Version 1	1.00%	Chicago Mercantile	6/20/19	USD	440,000	640,111
iTraxx Europe Crossover Series 21 Version 1	5.00%	Intercontinental Exchange	6/20/19	EUR	314,947	(2,584,224)
Total						$(1,785,156)

•	Centrally cleared credit default swaps — sold protection outstanding as of July 31, 2014 were as follows:

Index	Receive Fixed Rate	Clearinghouse	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Unrealized Appreciation
CDX.NA.HY Series 21 Version 2	5.00%	Chicago Mercantile	12/20/18	B+	USD	59,202	$396,063
iTraxx Europe Series 21 Version 1	1.00%	Intercontinental Exchange	6/20/19	A-	EUR	148,780	1,059,848
Total							$1,455,911

[1]	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

See Notes to Financial Statements.

BLACKROCK FUNDS	JULY 31, 2014	29

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund

•	Centrally cleared interest rate swaps outstanding as of July 31, 2014 were as follows:

Fixed Rate	Floating Rate	Clearinghouse	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
1.03%[1]	3-month LIBOR	Chicago Mercantile	4/07/17	USD	8,000	$(21,933)
1.01%[1]	3-month LIBOR	Chicago Mercantile	4/28/17	USD	9,000	(7,998)
0.92%[1]	3-month LIBOR	Chicago Mercantile	5/16/17	USD	5,000	16,734
1.03%[1]	3-month LIBOR	Chicago Mercantile	6/16/17	USD	3,000	6,164
2.79%[1]	6-month LIBOR	Chicago Mercantile	2/26/24	GBP	121,270	(3,931,101)
2.82%[1]	6-month LIBOR	Chicago Mercantile	4/07/24	GBP	37,296	(1,753,494)
2.69%[1]	3-month LIBOR	Chicago Mercantile	6/20/24	USD	50,000	(175,708)
2.69%[1]	3-month LIBOR	Chicago Mercantile	6/20/24	USD	35,000	(119,023)
3.37%[1]	3-month LIBOR	Chicago Mercantile	6/20/44	USD	20,000	(403,617)
Total						$(6,389,976)

[1]	Fund pays the fixed rate and receives the floating rate.

•	OTC credit default swaps — buy protection outstanding as of July 31, 2014 were as follows:

Issuer/Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Republic of Portugal	1.00%	JPMorgan Chase Bank N.A.	6/20/15	USD	8,050	$(21,041)	$210,405	$(231,446)
Republic of Portugal	1.00%	JPMorgan Chase Bank N.A.	6/20/15	USD	3,750	(9,802)	35,719	(45,521)
Republic of Portugal	1.00%	Barclays Bank PLC	12/20/15	USD	900	(1,500)	38,824	(40,324)
Republic of Portugal	1.00%	Deutsche Bank AG	12/20/15	USD	1,100	(1,833)	47,451	(49,284)
Anadarko Petroleum Corp.	1.00%	Citibank N.A.	12/20/16	USD	32,070	(626,066)	(332,722)	(293,344)
CDX.NA.IG Series 17 Version 1	1.00%	Credit Suisse International	12/20/16	USD	4,000	(73,212)	44,895	(118,107)
CDX.NA.IG Series 17 Version 1	1.00%	Morgan Stanley Capital Services LLC	12/20/16	USD	1,000	(18,303)	510	(18,813)
Jaguar Land Rover Automotive PLC	5.00%	Credit Suisse International	3/20/17	EUR	1,440	(217,174)	(188,678)	(28,496)
Jaguar Land Rover Automotive PLC	5.00%	Credit Suisse International	3/20/17	EUR	1,390	(209,634)	(178,463)	(31,171)
Jaguar Land Rover Automotive PLC	5.00%	Credit Suisse International	3/20/17	EUR	1,390	(209,634)	(178,463)	(31,171)
Republic of Ireland	1.00%	Citibank N.A.	3/20/17	USD	500	(9,780)	49,675	(59,455)
Staples, Inc.	1.00%	JPMorgan Chase Bank N.A.	3/20/17	USD	8,800	(49,771)	—	(49,771)
Staples, Inc.	1.00%	JPMorgan Chase Bank N.A.	3/20/17	USD	6,200	(35,066)	(5,309)	(29,757)
Republic of Portugal	1.00%	Citibank N.A.	6/20/17	USD	1,000	9,774	193,001	(183,227)
EDP - Energias do Brasil SA	5.00%	Citibank N.A.	9/20/17	EUR	10,162	(1,813,029)	(1,737,780)	(75,249)
EDP - Energias do Brasil SA	5.00%	Goldman Sachs International	9/20/17	EUR	4,100	(731,509)	(707,148)	(24,361)
Peugeot SA	5.00%	Barclays Bank PLC	9/20/17	EUR	184	(28,387)	12,699	(41,086)
Peugeot SA	5.00%	Citibank N.A.	9/20/17	EUR	1,070	(165,078)	80,206	(245,284)
Finmeccanica SpA	5.00%	BNP Paribas S.A.	12/20/17	EUR	450	(76,720)	(15,123)	(61,597)
Deutsche Bank AG	1.00%	Barclays Bank PLC	3/20/18	EUR	3,700	(82,125)	(1,533)	(80,592)
Deutsche Bank AG	1.00%	Citibank N.A.	3/20/18	EUR	1,500	(33,294)	(1,247)	(32,047)
Marks & Spencer Group PLC	1.00%	Credit Suisse International	3/20/18	EUR	1,320	(15,794)	49,534	(65,328)
Republic of Ireland	1.00%	Bank of America N.A.	3/20/18	USD	850	(19,507)	22,867	(42,374)
Republic of Ireland	1.00%	Deutsche Bank AG	3/20/18	USD	1,000	(22,949)	26,903	(49,852)
Republic of Italy	1.00%	Barclays Bank PLC	3/20/18	USD	6,750	(58,413)	301,379	(359,792)
Apache Corp.	1.00%	Bank of America N.A.	6/20/18	USD	1,250	(32,978)	(4,613)	(28,365)
AXA SA	1.00%	Barclays Bank PLC	6/20/18	EUR	4,870	(132,855)	102,894	(235,749)
AXA SA	1.00%	BNP Paribas S.A.	6/20/18	EUR	1,995	(54,423)	84,639	(139,062)
AXA SA	1.00%	Credit Suisse International	6/20/18	EUR	2,145	(58,515)	92,853	(151,368)
ConocoPhillips	1.00%	Citibank N.A.	6/20/18	USD	1,250	(42,223)	(29,429)	(12,794)
ConocoPhillips	1.00%	Citibank N.A.	6/20/18	USD	1,250	(42,223)	(29,033)	(13,190)

See Notes to Financial Statements.

30	BLACKROCK FUNDS	JULY 31, 2014

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund

•	OTC credit default swaps — buy protection outstanding as of July 31, 2014 were as follows: (continued)

Issuer/Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Credit Agricole SA	3.00%	JPMorgan Chase Bank N.A.	6/20/18	EUR	2,070	$(269,069)	$(77,445)	$(191,624)
Haliburton Co.	1.00%	Barclays Bank PLC	6/20/18	USD	1,250	(39,168)	(20,691)	(18,477)
Haliburton Co.	1.00%	Citibank N.A.	6/20/18	USD	1,250	(39,168)	(21,739)	(17,429)
iTraxx Europe Series 9 3-6%	5.00%	Citibank N.A.	6/20/18	EUR	10,350	(1,214,134)	1,105,246	(2,319,380)
Occidental Petroleum Corp.	1.00%	Citibank N.A.	6/20/18	USD	1,250	(34,430)	(22,138)	(12,292)
Occidental Petroleum Corp.	1.00%	Citibank N.A.	6/20/18	USD	1,250	(34,430)	(19,811)	(14,619)
Republic of France	0.25%	Barclays Bank PLC	6/20/18	USD	6,590	11,898	92,116	(80,218)
Republic of France	0.25%	Citibank N.A.	6/20/18	USD	7,125	12,864	112,798	(99,934)
Republic of France	0.25%	JPMorgan Chase Bank N.A.	6/20/18	USD	7,135	12,882	86,725	(73,843)
Société Générale SA	3.00%	JPMorgan Chase Bank N.A.	6/20/18	EUR	2,070	(260,060)	(75,535)	(184,525)
Arrow Electronics, Inc.	1.00%	BNP Paribas S.A.	9/20/18	USD	4,920	(86,941)	26,981	(113,922)
Arrow Electronics, Inc.	1.00%	Deutsche Bank AG	9/20/18	USD	5,000	(90,254)	18,001	(108,255)
Arrow Electronics, Inc.	1.00%	JPMorgan Chase Bank N.A.	9/20/18	USD	5,000	(88,355)	29,751	(118,106)
Citigroup, Inc.	1.00%	Goldman Sachs Bank USA	9/20/18	USD	10,000	(191,600)	36,032	(227,632)
The Dow Chemical Co.	1.00%	JPMorgan Chase Bank N.A.	9/20/18	USD	5,000	(115,361)	(19,243)	(96,118)
HSBC Bank PLC	1.00%	Goldman Sachs Bank USA	9/20/18	EUR	10,000	(336,855)	(9,121)	(327,734)
Peugeot SA	5.00%	Barclays Bank PLC	9/20/18	EUR	1,254	(216,173)	37,078	(253,251)
Peugeot SA	5.00%	BNP Paribas S.A.	9/20/18	EUR	10,880	(1,875,559)	321,690	(2,197,249)
Abbott Laboratories	1.00%	JPMorgan Chase Bank N.A.	12/20/18	USD	15,000	(525,109)	(449,516)	(75,593)
Beazer Homes USA, Inc.	5.00%	JPMorgan Chase Bank N.A.	12/20/18	USD	4,500	(295,901)	(29,735)	(266,166)
Boston Scientific Corp.	1.00%	Credit Suisse International	12/20/18	USD	15,000	(286,058)	(163,418)	(122,640)
Cardinal Health, Inc.	1.00%	Barclays Bank PLC	12/20/18	USD	15,000	(449,884)	(390,128)	(59,756)
Hewlett-Packard Co.	1.00%	JPMorgan Chase Bank N.A.	12/20/18	USD	10,000	(182,561)	264,831	(447,392)
International Business Machines Corp.	1.00%	Goldman Sachs International	12/20/18	USD	15,000	(441,001)	(390,128)	(50,873)
iTraxx Sub Financials Series 20 Version 1	1.00%	Barclays Bank PLC	12/20/18	EUR	17,690	(381,395)	(98,561)	(282,834)
iTraxx Sub Financials Series 20 Version 1	1.00%	Citibank N.A.	12/20/18	EUR	37,890	(816,906)	(206,980)	(609,926)
Microsoft Corp.	1.00%	Credit Suisse International	12/20/18	USD	11,841	(366,986)	(297,415)	(69,571)
Microsoft Corp.	1.00%	Goldman Sachs International	12/20/18	USD	3,159	(97,900)	(80,773)	(17,127)
Citigroup, Inc.	1.00%	Deutsche Bank AG	3/20/19	USD	16,000	(281,341)	(118,764)	(162,577)
Citigroup, Inc.	1.00%	JPMorgan Chase Bank N.A.	3/20/19	USD	14,000	(246,173)	(103,919)	(142,254)
Hewlett-Packard Co.	1.00%	Deutsche Bank AG	3/20/19	USD	1,660	(27,429)	18,148	(45,577)
Hewlett-Packard Co.	1.00%	Deutsche Bank AG	3/20/19	USD	1,660	(27,429)	18,148	(45,577)
Hewlett-Packard Co.	1.00%	JPMorgan Chase Bank N.A.	3/20/19	USD	3,000	(49,569)	32,798	(82,367)
Hewlett-Packard Co.	1.00%	JPMorgan Chase Bank N.A.	3/20/19	USD	3,000	(49,569)	32,798	(82,367)
Marks & Spencer Group PLC	1.00%	Barclays Bank PLC	3/20/19	EUR	1,680	2,571	44,299	(41,728)
Sony Corp.	1.00%	JPMorgan Chase Bank N.A.	3/20/19	JPY	2,000,000	444,793	1,161,872	(717,079)
Arrow Electronics, Inc.	1.00%	Goldman Sachs International	6/20/19	USD	5,000	(52,787)	(29,592)	(23,195)
Arrow Electronics, Inc.	1.00%	JPMorgan Chase Bank N.A.	6/20/19	USD	10,000	(105,574)	(68,853)	(36,721)
Enel SpA	1.00%	JPMorgan Chase Bank N.A.	6/20/19	EUR	6,225	(107,747)	(55,078)	(52,669)
Federal Republic of Brazil	1.00%	Bank of America N.A.	6/20/19	USD	14,735	269,023	564,957	(295,934)
Federal Republic of Brazil	1.00%	Citibank N.A.	6/20/19	USD	13,910	253,962	620,185	(366,223)
Freeport-McMoRan Copper & Gold, Inc.	1.00%	Credit Suisse International	6/20/19	USD	4,680	(19,652)	167,180	(186,832)
Freeport-McMoRan Copper & Gold, Inc.	1.00%	Deutsche Bank AG	6/20/19	USD	4,680	(19,653)	150,482	(170,135)
Gas Natural SDG SA	1.00%	JPMorgan Chase Bank N.A.	6/20/19	EUR	6,225	(137,985)	(55,528)	(82,457)
GDF Suez	1.00%	Bank of America N.A.	6/20/19	EUR	11,095	(375,298)	(347,474)	(27,824)
GDF Suez	1.00%	Citibank N.A.	6/20/19	EUR	6,355	(214,963)	(182,177)	(32,786)

See Notes to Financial Statements.

BLACKROCK FUNDS	JULY 31, 2014	31

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund

•	OTC credit default swaps — buy protection outstanding as of July 31, 2014 were as follows: (concluded)

Issuer/Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
GDF Suez	1.00%	Deutsche Bank AG	6/20/19	EUR	6,350	$(214,794)	$(198,870)	$(15,924)
GKN Holdings PLC	1.00%	Bank of America N.A.	6/20/19	EUR	1,085	(15,480)	(9,706)	(5,774)
GKN Holdings PLC	1.00%	Barclays Bank PLC	6/20/19	EUR	1,305	(18,619)	(10,830)	(7,789)
GKN Holdings PLC	1.00%	BNP Paribas S.A.	6/20/19	EUR	1,825	(26,038)	(15,145)	(10,893)
GKN Holdings PLC	1.00%	Citibank N.A.	6/20/19	EUR	1,685	(24,041)	(14,961)	(9,080)
Iberdrola SA	1.00%	BNP Paribas S.A.	6/20/19	EUR	4,160	(89,240)	(34,421)	(54,819)
Iberdrola SA	1.00%	Credit Suisse International	6/20/19	EUR	4,150	(89,025)	(36,719)	(52,306)
Kohl’s Corp.	1.00%	JPMorgan Chase Bank N.A.	6/20/19	USD	16,036	142,687	315,099	(172,412)
Transocean Worldwide, Inc.	1.00%	Barclays Bank PLC	6/20/19	USD	5,000	107,446	168,036	(60,590)
Campbell Soup Co	1.00%	Goldman Sachs Bank USA	9/20/19	USD	8,030	(131,183)	(141,389)	10,206
Campbell Soup Co.	1.00%	Goldman Sachs Bank USA	9/20/19	USD	11,130	(181,827)	(195,972)	14,145
Campbell Soup Co.	1.00%	Goldman Sachs Bank USA	9/20/19	USD	6,970	(113,867)	(122,725)	8,858
Carlsberg Breweries A/S	1.00%	Citibank N.A.	9/20/19	EUR	4,495	(60,762)	(56,776)	(3,986)
Carlsberg Breweries A/S	1.00%	Goldman Sachs International	9/20/19	EUR	4,225	(57,112)	(59,130)	2,018
The Clorox Co.	1.00%	Goldman Sachs Bank USA	9/20/19	USD	7,575	(171,471)	(157,979)	(13,492)
Federal Republic of Brazil	1.00%	Citibank N.A.	9/20/19	USD	7,000	154,337	154,649	(312)
Ford Motor Co.	5.00%	JPMorgan Chase Bank N.A.	9/20/19	USD	3,175	(675,009)	(661,269)	(13,740)
Fortum Oyj	1.00%	Credit Suisse International	9/20/19	EUR	6,655	(200,060)	(188,885)	(11,175)
Fortum Oyj	1.00%	Credit Suisse International	9/20/19	EUR	4,185	(125,807)	(118,780)	(7,027)
Fortum Oyj	1.00%	Deutsche Bank AG	9/20/19	EUR	6,655	(200,060)	(188,978)	(11,082)
Fortum Oyj	1.00%	Deutsche Bank AG	9/20/19	EUR	4,935	(148,355)	(143,482)	(4,873)
Fortum Oyj	1.00%	Deutsche Bank AG	9/20/19	EUR	4,190	(125,958)	(121,821)	(4,137)
Freescale Semiconductor Ltd.	5.00%	Barclays Bank PLC	9/20/19	USD	2,000	(185,605)	(157,231)	(28,374)
Freescale Semiconductor Ltd.	5.00%	Goldman Sachs Bank USA	9/20/19	USD	5,000	(454,649)	(512,842)	58,193
Freescale Semiconductor Ltd.	5.00%	Morgan Stanley Capital Services LLC	9/20/19	USD	2,975	(270,516)	(291,926)	21,410
Gilead Sciences, Inc.	1.00%	Credit Suisse International	9/20/19	USD	11,110	(335,743)	(341,174)	5,431
Gilead Sciences, Inc.	1.00%	Credit Suisse International	9/20/19	USD	8,030	(242,665)	(246,591)	3,926
Gilead Sciences, Inc.	1.00%	Credit Suisse International	9/20/19	USD	6,970	(210,633)	(214,040)	3,407
Republic of Portugal	1.00%	BNP Paribas S.A.	9/20/19	USD	12,875	462,350	389,588	72,762
United Mexican States	1.00%	BNP Paribas S.A.	9/20/19	USD	8,672	(83,799)	(135,773)	51,974
United Mexican States	1.00%	Deutsche Bank AG	9/20/19	USD	6,328	(61,149)	(105,992)	44,843
The Western Union Co.	1.00%	Credit Suisse International	9/20/19	USD	14,000	170,281	254,397	(84,116)
Total						$(17,801,864)	$(3,608,371)	$(14,193,493)

•	OTC credit default swaps — sold protection outstanding as of July 31, 2014 were as follows:

Issuer/Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Norske Skogindustrier ASA	5.00%	Credit Suisse International	12/20/14	CCC+	EUR	5,770	$(23,671)	$(434,821)	$411,150
CDX.NA.IG Series 17 Version 1	1.00%	Credit Suisse International	12/20/16	BBB+	USD	5,000	91,515	(45,682)	137,197
ThyssenKrupp AG	1.00%	Credit Suisse International	12/20/17	BB	EUR	800	(6,209)	(59,778)	53,569
ThyssenKrupp AG	1.00%	Goldman Sachs International	12/20/17	BB	EUR	600	(4,656)	(46,008)	41,352
ThyssenKrupp AG	1.00%	JPMorgan Chase Bank N.A.	12/20/17	BB	EUR	540	(4,191)	(41,408)	37,217
Republic of Italy	1.00%	Barclays Bank PLC	3/20/18	BBB	EUR	5,050	75,325	(227,181)	302,506
Republic of Italy	1.00%	Barclays Bank PLC	3/20/18	BBB	USD	59	510	(3,453)	3,963
Schaeffler Finance BV	5.00%	Barclays Bank PLC	3/20/18	B	EUR	650	114,890	22,972	91,918
Schaeffler Finance BV	5.00%	Barclays Bank PLC	3/20/18	B	EUR	640	113,122	29,126	83,996
Schaeffler Finance BV	5.00%	Credit Suisse International	3/20/18	B	EUR	640	113,122	29,126	83,996

See Notes to Financial Statements.

32	BLACKROCK FUNDS	JULY 31, 2014

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund

•	OTC credit default swaps — sold protection outstanding as of July 31, 2014 were as follows: (continued)

Issuer/Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Swiss Reinsurance Co. Ltd.	1.00%	Barclays Bank PLC	3/20/18	AA-	EUR	3,700	$131,162	$5,859	$125,303
Swiss Reinsurance Co. Ltd.	1.00%	Citibank N.A.	3/20/18	AA-	EUR	1,500	53,174	1,950	51,224
ThyssenKrupp AG	1.00%	Credit Suisse International	3/20/18	BB	EUR	1,450	(18,918)	(91,218)	72,300
Advanced Micro Devices, Inc.	5.00%	Goldman Sachs International	6/20/18	B	USD	1,000	78,320	(62,498)	140,818
Advanced Micro Devices, Inc.	5.00%	Morgan Stanley Capital Services LLC	6/20/18	B	USD	1,600	125,312	(78,060)	203,372
Aviva PLC	1.00%	Barclays Bank PLC	6/20/18	N/R	EUR	4,870	130,419	(96,173)	226,592
Aviva PLC	1.00%	BNP Paribas S.A.	6/20/18	N/R	EUR	1,995	53,426	(83,777)	137,203
Aviva PLC	1.00%	Credit Suisse International	6/20/18	N/R	EUR	2,145	57,443	(89,613)	147,056
Deutsche Bank AG	1.00%	Barclays Bank PLC	6/20/18	A	EUR	1,480	32,862	(3,876)	36,738
Muenchener Rueckversi-cherungs AG	1.00%	JPMorgan Chase Bank N.A.	6/20/18	AA-	EUR	4,550	170,874	31,450	139,424
RWE AG	1.00%	JPMorgan Chase Bank N.A.	6/20/18	BBB+	EUR	4,060	117,120	37,852	79,268
Schaeffler Finance BV	5.00%	Barclays Bank PLC	6/20/18	B	EUR	1,000	182,997	105,061	77,936
Tesco PLC	1.00%	Goldman Sachs International	6/20/18	BBB+	EUR	4,060	75,911	59,151	16,760
ThyssenKrupp AG	1.00%	Barclays Bank PLC	6/20/18	BB	EUR	1,000	(18,475)	(62,216)	43,741
ThyssenKrupp AG	1.00%	Credit Suisse International	6/20/18	BB	EUR	1,200	(22,171)	(92,744)	70,573
Advanced Micro Devices, Inc.	5.00%	Goldman Sachs International	9/20/18	B	USD	1,000	75,094	(63,661)	138,755
Advanced Micro Devices, Inc.	5.00%	Goldman Sachs International	9/20/18	B	USD	750	56,320	(25,789)	82,109
Advanced Micro Devices, Inc.	5.00%	JPMorgan Chase Bank N.A.	9/20/18	B	USD	1,000	75,094	(55,904)	130,998
Schaeffler Finance BV	5.00%	Citibank N.A.	9/20/18	B	EUR	2,400	453,678	250,479	203,199
ThyssenKrupp AG	1.00%	Bank of America N.A.	9/20/18	BB	EUR	1,560	(37,327)	(149,339)	112,012
ThyssenKrupp AG	1.00%	Citibank N.A.	9/20/18	BB	EUR	2,230	(53,359)	(229,381)	176,022
ThyssenKrupp AG	1.00%	JPMorgan Chase Bank N.A.	9/20/18	BB	EUR	2,230	(53,359)	(230,333)	176,974
Advanced Micro Devices, Inc.	5.00%	Goldman Sachs International	12/20/18	B	USD	2,000	139,219	(29,441)	168,660
Bayerische Landesbank	1.00%	Barclays Bank PLC	12/20/18	N/R	EUR	8,870	150,661	24,887	125,774
General Motors Co.	5.00%	Bank of America N.A.	12/20/18	BB+	USD	4,000	663,070	551,950	111,120
General Motors Co.	5.00%	Barclays Bank PLC	12/20/18	BB+	USD	4,450	737,665	572,896	164,769
iTraxx Sub Financials Series 20 Version 1	5.00%	Barclays Bank PLC	12/20/18	BBB+	EUR	14,150	3,445,004	3,006,323	438,681
iTraxx Sub Financials Series 20 Version 1	5.00%	Citibank N.A.	12/20/18	BBB+	EUR	20,210	4,920,391	4,255,050	665,341
iTraxx Sub Financials Series 20 Version 1	5.00%	Deutsche Bank AG	12/20/18	BBB+	EUR	10,120	2,463,847	2,140,390	323,457
K. Hovnanian Enterprises, Inc.	5.00%	Credit Suisse International	12/20/18	CCC	USD	2,200	63,380	(49,363)	112,743
K. Hovnanian Enterprises, Inc.	5.00%	JPMorgan Chase Bank N.A.	12/20/18	CCC	USD	4,500	129,643	(93,047)	222,690
K. Hovnanian Enterprises, Inc.	5.00%	JPMorgan Chase Bank N.A.	12/20/18	CCC	USD	2,300	66,262	(55,381)	121,643
Norske Skogindustrier ASA	5.00%	Credit Suisse International	12/20/18	CCC+	EUR	1,140	(556,852)	(517,838)	(39,014)
CNH Industrial NV	5.00%	Citibank N.A.	3/20/19	BB+	EUR	2,950	589,754	560,447	29,307
CNH Industrial NV	5.00%	Citibank N.A.	3/20/19	BB+	EUR	2,950	589,753	571,331	18,422
MGIC Investment Corp.	5.00%	JPMorgan Chase Bank N.A.	3/20/19	B	USD	5,220	565,039	465,391	99,648
Radian Group, Inc.	5.00%	JPMorgan Chase Bank N.A.	3/20/19	B-	USD	5,220	519,308	442,300	77,008
Staples, Inc.	1.00%	JPMorgan Chase Bank N.A.	3/20/19	BBB-	USD	8,800	(378,347)	(477,969)	99,622
Staples, Inc.	1.00%	JPMorgan Chase Bank N.A.	3/20/19	BBB-	USD	6,200	(266,563)	(333,700)	67,137

See Notes to Financial Statements.

BLACKROCK FUNDS	JULY 31, 2014	33

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund

•	OTC credit default swaps — sold protection outstanding as of July 31, 2014 were as follows: (continued)

Issuer/Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
ThyssenKrupp AG	1.00%	Bank of America N.A.	3/20/19	BB	EUR	2,013	$(76,374)	$(186,099)	$109,725
ThyssenKrupp AG	1.00%	Citibank N.A.	3/20/19	BB	EUR	2,013	(76,374)	(178,859)	102,485
ThyssenKrupp AG	1.00%	Goldman Sachs International	3/20/19	BB	EUR	2,101	(79,722)	(196,476)	116,754
ThyssenKrupp AG	1.00%	JPMorgan Chase Bank N.A.	3/20/19	BB	EUR	2,013	(76,373)	(174,188)	97,815
Aastrom Biosciences, Inc.	5.00%	Barclays Bank PLC	6/20/19	B+	EUR	608	58,205	11,604	46,601
Aastrom Biosciences, Inc.	5.00%	Credit Suisse International	6/20/19	B+	EUR	912	87,307	6,790	80,517
Aastrom Biosciences, Inc.	5.00%	Credit Suisse International	6/20/19	B+	EUR	600	57,439	22,923	34,516
Aastrom Biosciences, Inc.	5.00%	Deutsche Bank AG	6/20/19	B+	EUR	597	57,144	24,516	32,628
Aastrom Biosciences, Inc.	5.00%	Goldman Sachs International	6/20/19	B+	EUR	923	88,369	35,267	53,102
Advanced Micro Devices, Inc.	5.00%	JPMorgan Chase Bank N.A.	6/20/19	B	USD	9,500	549,753	395,891	153,862
AvalonBay Communities, Inc.	1.00%	Goldman Sachs International	6/20/19	BBB+	USD	8,030	225,842	200,030	25,812
Beazer Homes USA, Inc.	5.00%	Bank of America N.A.	6/20/19	CCC	USD	1,100	57,255	47,939	9,316
Beazer Homes USA, Inc.	5.00%	Barclays Bank PLC	6/20/19	CCC	USD	1,875	97,595	56,121	41,474
Beazer Homes USA, Inc.	5.00%	Deutsche Bank AG	6/20/19	CCC	USD	1,200	62,461	45,893	16,568
Beazer Homes USA, Inc.	5.00%	Deutsche Bank AG	6/20/19	CCC	USD	700	36,435	28,228	8,207
Beazer Homes USA, Inc.	5.00%	Deutsche Bank AG	6/20/19	CCC	USD	500	26,025	22,432	3,593
Beazer Homes USA, Inc.	5.00%	Goldman Sachs International	6/20/19	CCC	USD	1,100	57,256	46,766	10,490
Beazer Homes USA, Inc.	5.00%	Goldman Sachs International	6/20/19	CCC	USD	700	36,435	27,633	8,802
Best Buy Co., Inc.	5.00%	Citibank N.A.	6/20/19	BB	USD	7,500	849,469	531,385	318,084
Best Buy Co., Inc.	5.00%	Credit Suisse International	6/20/19	BB	USD	1,800	203,872	131,815	72,057
Best Buy Co., Inc.	5.00%	Morgan Stanley Capital Services LLC	6/20/19	BB	USD	600	67,958	66,264	1,694
Best Buy Co., Inc.	5.00%	UBS AG	6/20/19	BB	USD	1,500	169,894	117,615	52,279
Best Buy Co., Inc.	5.00%	UBS AG	6/20/19	BB	USD	500	56,631	37,182	19,449
Boyd Gaming Corp.	5.00%	Goldman Sachs International	6/20/19	N/R	USD	2,500	100,566	69,320	31,246
Boyd Gaming Corp.	5.00%	Goldman Sachs International	6/20/19	N/R	USD	1,500	60,340	55,262	5,078
E.ON AG	1.00%	BNP Paribas S.A.	6/20/19	A-	EUR	4,160	128,413	58,685	69,728
E.ON AG	1.00%	JPMorgan Chase Bank N.A.	6/20/19	A-	EUR	6,225	192,157	91,415	100,742
ERP Operating LP	1.00%	Goldman Sachs International	6/20/19	BBB+	USD	8,030	218,650	207,787	10,863
General Motors Co.	5.00%	Deutsche Bank AG	6/20/19	BB+	USD	5,000	869,533	768,609	100,924
The Goodyear Tire & Rubber Co.	5.00%	Citibank N.A.	6/20/19	B+	USD	5,000	629,575	596,450	33,125
Hochitief AG	5.00%	Citibank N.A.	6/20/19	N/R	EUR	915	188,110	129,977	58,133
Hochitief AG	5.00%	Credit Suisse International	6/20/19	N/R	EUR	6,100	1,254,066	884,791	369,275
Hochitief AG	5.00%	Credit Suisse International	6/20/19	N/R	EUR	2,180	448,175	327,087	121,088
Hochitief AG	5.00%	Credit Suisse International	6/20/19	N/R	EUR	2,180	448,175	329,992	118,183
iTraxx Sub Financials Series 21 Version 1	1.00%	Citibank N.A.	6/20/19	A	EUR	19,010	353,680	37,587	316,093
K. Hovnanian Enterprises, Inc.	5.00%	Barclays Bank PLC	6/20/19	CCC	USD	4,700	53,393	(4,912)	58,305
K. Hovnanian Enterprises, Inc.	5.00%	Goldman Sachs International	6/20/19	CCC	USD	2,300	26,128	3,302	22,826
K. Hovnanian Enterprises, Inc.	5.00%	JPMorgan Chase Bank N.A.	6/20/19	CCC	USD	1,200	13,633	(640)	14,273
K. Hovnanian Enterprises, Inc.	5.00%	JPMorgan Chase Bank N.A.	6/20/19	CCC	USD	1,000	11,360	4,866	6,494

See Notes to Financial Statements.

34	BLACKROCK FUNDS	JULY 31, 2014

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund

•	OTC credit default swaps — sold protection outstanding as of July 31, 2014 were as follows: (concluded)

Issuer/Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
MGIC Investment Corp.	5.00%	Morgan Stanley Capital Services LLC	6/20/19	B	USD	7,000	$753,428	$763,009	$(9,581)
Radian Group, Inc.	5.00%	Bank of America N.A.	6/20/19	B-	USD	7,000	685,261	686,698	(1,437)
Rexel SA	5.00%	Citibank N.A.	6/20/19	BB	EUR	2,110	322,232	287,951	34,281
Rexel SA	5.00%	Citibank N.A.	6/20/19	BB	EUR	1,525	232,892	216,187	16,705
Rexel SA	5.00%	Citibank N.A.	6/20/19	BB	EUR	600	91,629	85,269	6,360
Rexel SA	5.00%	Deutsche Bank AG	6/20/19	BB	EUR	1,525	232,892	224,212	8,680
RWE AG	1.00%	Credit Suisse International	6/20/19	BBB+	EUR	4,160	108,648	52,975	55,673
RWE AG	1.00%	JPMorgan Chase Bank N.A.	6/20/19	BBB+	EUR	6,225	162,579	79,723	82,856
Transocean Worldwide, Inc.	1.00%	Bank of America N.A.	6/20/19	BBB-	USD	14,000	(300,847)	(372,483)	71,636
Tui AG	5.00%	Barclays Bank PLC	6/20/19	B	EUR	855	167,959	141,198	26,761
Tui AG	5.00%	Citibank N.A.	6/20/19	B	EUR	2,100	412,532	350,947	61,585
Tui AG	5.00%	Credit Suisse International	6/20/19	B	EUR	2,135	419,407	355,473	63,934
Tui AG	5.00%	Credit Suisse International	6/20/19	B	EUR	2,090	410,567	349,433	61,134
Tui AG	5.00%	JPMorgan Chase Bank N.A.	6/20/19	B	EUR	2,090	410,568	359,786	50,782
Tui AG	5.00%	JPMorgan Chase Bank N.A.	6/20/19	B	EUR	1,280	251,448	215,664	35,784
Advanced Micro Devices, Inc.	5.00%	Barclays Bank PLC	9/20/19	B	USD	2,200	113,418	134,968	(21,550)
Advanced Micro Devices, Inc.	5.00%	Barclays Bank PLC	9/20/19	B	USD	1,100	56,709	73,775	(17,066)
Advanced Micro Devices, Inc.	5.00%	Citibank N.A.	9/20/19	B	USD	700	36,087	35,808	279
Advanced Micro Devices, Inc.	5.00%	Deutsche Bank AG	9/20/19	B	USD	1,100	56,709	54,780	1,929
Advanced Micro Devices, Inc.	5.00%	JPMorgan Chase Bank N.A.	9/20/19	B	USD	1,300	67,562	61,388	6,174
Advanced Micro Devices, Inc.	5.00%	JPMorgan Chase Bank N.A.	9/20/19	B	USD	900	46,399	48,243	(1,844)
Beazer Homes USA, Inc.	5.00%	Barclays Bank PLC	9/20/19	CCC	USD	1,800	80,604	92,891	(12,287)
Beazer Homes USA, Inc.	5.00%	Deutsche Bank AG	9/20/19	CCC	USD	1,800	80,604	112,662	(32,058)
Beazer Homes USA, Inc.	5.00%	JPMorgan Chase Bank N.A.	9/20/19	CCC	USD	1,800	80,604	105,059	(24,455)
Boyd Gaming Corp.	5.00%	Citibank N.A.	9/20/19	N/R	USD	3,600	110,083	94,507	15,576
The Hertz Corp.	5.00%	Goldman Sachs Bank USA	9/20/19	B	USD	2,545	314,121	313,281	840
K. Hovnanian Enterprises, Inc.	5.00%	Barclays Bank PLC	9/20/19	CCC	USD	1,800	4,035	17,667	(13,632)
K. Hovnanian Enterprises, Inc.	5.00%	Deutsche Bank AG	9/20/19	CCC	USD	1,800	4,035	40,880	(36,845)
K. Hovnanian Enterprises, Inc.	5.00%	JPMorgan Chase Bank N.A.	9/20/19	CCC	USD	1,800	4,035	33,597	(29,562)
Transocean Worldwide, Inc.	1.00%	Barclays Bank PLC	9/20/19	BBB-	USD	2,200	(59,707)	(51,160)	(8,547)
Valero Energy Corp.	1.00%	Barclays Bank PLC	9/20/19	BBB	USD	16,208	84,537	68,983	15,554
Valero Energy Corp.	1.00%	Barclays Bank PLC	9/20/19	BBB	USD	6,706	34,978	32,185	2,793
Glencore Xstrata PLC	1.00%	BNP Paribas S.A.	6/20/21	BBB	EUR	2,057	(118,015)	(253,508)	135,493
Glencore Xstrata PLC	1.00%	Citibank N.A.	6/20/21	BBB	EUR	4,113	(236,029)	(521,876)	285,847
Republic of France	0.25%	Barclays Bank PLC	6/20/23	AA	USD	4,035	(148,349)	(277,633)	129,284
Republic of France	0.25%	Citibank N.A.	6/20/23	AA	USD	4,350	(159,930)	(316,087)	156,157
Republic of France	0.25%	JPMorgan Chase Bank N.A.	6/20/23	AA	USD	4,350	(159,930)	(293,704)	133,774
Total							$28,162,799	$17,417,337	$10,745,462

[1]	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

See Notes to Financial Statements.

BLACKROCK FUNDS	JULY 31, 2014	35

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund

•	OTC total return swaps outstanding as of July 31, 2014 were as follows:

Reference Entity	Floating Rate	Counterparty	Expiration Date	Contract Amount		Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
United Technologies Corp.	3-month LIBOR minus 0.30%[1]	Bank of America N.A.	9/15/14	USD	9,250	$107,572	—	$107,572
IBoxx GBP Corporate Index	3-month LIBOR minus 0.00%[2]	JPMorgan Chase Bank N.A.	9/20/14	GBP	41,440,000	1,507,759	—	1,507,759
United Technologies Corp.	3-month LIBOR minus 0.30%[1]	Bank of America N.A.	9/26/14	USD	9,206	105,158	—	105,158
Telecom Italia SpA	3-month EURIBOR minus 0.25%[1]	JPMorgan Chase Bank N.A.	11/08/14	EUR	12,307,018	(3,096,792)	—	(3,096,792)
Repsol SA	3-month EURIBOR minus 0.50%[1]	Citibank N.A.	11/12/14	EUR	507,494	(272,323)	—	(272,323)
IBoxx GBP Corporate Index	3-month LIBOR minus 0.00%[2]	JPMorgan Chase Bank N.A.	12/20/14	GBP	141,760,000	1,057,742	—	1,057,742
Repsol SA	3-month EURIBOR minus 0.50%[1]	Citibank N.A.	1/19/15	EUR	13,716	(341,982)	—	(341,982)
UniCredit SpA	3-month EURIBOR plus 0.10%[1]	Bank of America N.A.	1/21/15	EUR	620,900	71,135	—	71,135
Volkswagen AG	3-month EURIBOR minus 0.25%[1]	BNP Paribas S.A.	1/30/15	EUR	23,867	477,635	—	477,635
Volkswagen AG	3-month EURIBOR minus 0.25%[1]	BNP Paribas S.A.	1/30/15	EUR	19,844	455,598	—	455,598
Volkswagen AG	3-month EURIBOR minus 0.25%[1]	BNP Paribas S.A.	2/02/15	EUR	39,680	828,522	—	828,522
Market Vector Semicoductor ETF	3-month LIBOR minus 0.30%[1]	Bank of America N.A.	2/03/15	USD	24,750	(109,350)	—	(109,350)
Market Vector Semicoductor ETF	1-month LIBOR minus 1.00%[1]	JPMorgan Chase Bank N.A.	2/05/15	USD	30,000	52,775	—	52,775
Powershares QQQ	3-month LIBOR minus 0.15%[1]	Bank of America N.A.	2/26/15	USD	55,500	(235,666)	—	(235,666)
Market Vector Semicoductor ETF	1-month LIBOR minus 1.00%[1]	JPMorgan Chase Bank N.A.	3/16/15	USD	45,750	107,422	—	107,422
Volkswagen AG	3-month EURIBOR minus 0.10%[1]	JPMorgan Chase Bank N.A.	4/02/15	EUR	132,841	2,965,933	—	2,965,933
Volkswagen AG	3-month EURIBOR minus 0.10%[1]	JPMorgan Chase Bank N.A.	4/02/15	EUR	75,228	1,665,377	—	1,665,377
Volkswagen AG	3-month EURIBOR minus 0.10%[1]	JPMorgan Chase Bank N.A.	4/02/15	EUR	42,000	974,401	—	974,401
Volkswagen AG	3-month EURIBOR minus 0.10%[1]	JPMorgan Chase Bank N.A.	4/02/15	EUR	4,505	148,745	—	148,745
Banco Santander SA	3-month EURIBOR minus 0.30%[1]	Bank of America N.A.	4/09/15	EUR	766,778	(395,325)	—	(395,325)
Market Vector Semicoductor ETF	3-month LIBOR minus 0.30%[1]	Bank of America N.A.	4/10/15	USD	44,000	76,034	—	76,034
Telecom Italia SpA	3-month EURIBOR minus 0.40%[1]	Citibank N.A.	5/04/15	EUR	7,935,753	795,466	—	795,466
Telecom Italia SpA	3-month EURIBOR minus 0.40%[1]	Citibank N.A.	5/07/15	EUR	7,989,134	800,951	—	800,951
Volkswagen AG	3-month EURIBOR minus 0.40%[1]	Bank of America N.A.	5/22/15	EUR	66,422	1,473,930	—	1,473,930

See Notes to Financial Statements.

36	BLACKROCK FUNDS	JULY 31, 2014

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund

•	OTC total return swaps outstanding as of July 31, 2014 were as follows: (concluded)

Reference Entity	Floating Rate	Counterparty	Expiration Date	Contract Amount		Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Volkswagen AG	3-month EURIBOR minus 0.20%[1]	Bank of America N.A.	5/22/15	EUR	66,422	$1,417,760	—	$1,417,760
Telecom Italia SpA	3-month EURIBOR minus 0.25%[1]	BNP Paribas S.A.	6/11/15	EUR	1,101,883	197,669	—	197,669
Telecom Italia SpA	3-month EURIBOR minus 0.25%[1]	BNP Paribas S.A.	6/12/15	EUR	2,931,246	529,769	—	529,769
Caterpillar, Inc.	3-month LIBOR minus 0.25%[1]	BNP Paribas S.A.	6/19/15	USD	18,690	103,809	—	103,809
Caterpillar, Inc.	3-month LIBOR minus 0.30%[1]	Bank of America N.A.	6/30/15	USD	13,790	97,945	—	97,945
Radian Group, Inc.	3-month LIBOR minus 0.30%[1]	Bank of America N.A.	7/17/15	USD	75,000	21,298	—	21,298
Telecom Italia SpA	3-month EURIBOR minus 0.30%[1]	BNP Paribas S.A.	7/17/15	EUR	16,133,721	284,921	—	284,921
Market Vector Semicoductor ETF	3-month LIBOR minus 0.30%[1]	Bank of America N.A.	7/23/15	USD	50,000	81,366	—	81,366
Caterpillar, Inc.	3-month LIBOR minus 0.30%[1]	Bank of America N.A.	7/25/15	USD	14,285	59,359	—	59,359
Total						$12,014,613	—	$12,014,613

[1]	Fund pays the total return of the reference entity and receives the fixed rate. Net payment made at termination.

[2]	Fund receives the total return of the reference entity and pays the fixed rate. Net payment made at termination.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

BLACKROCK FUNDS	JULY 31, 2014	37

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of July 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$524,682,913	$140,944,922	$665,627,835
Common Stocks	$117,365,835	40,869,086	—	158,234,921
Corporate Bonds	—	3,107,895,551	53,742,855	3,161,638,406
Floating Rate Loan Interests	—	526,453,419	52,324,472	578,777,891
Foreign Agency Obligations	—	17,383,931	—	17,383,931
Foreign Government Obligations	—	86,667,872	—	86,667,872
Non-Agency Mortgage-Backed Securities	—	51,809,552	—	51,809,552
Preferred Securities	177,166,993	186,428,859	—	363,595,852
U.S. Treasury Obligations	—	471,853,414	—	471,853,414
Short-Term Securities:
Borrowed Bond Agreements	—	1,368,578,340	—	1,368,578,340
Money Market Funds	668,356,706	—	—	668,356,706
Options Purchased:
Equity Contracts	4,329,081	—	—	4,329,081
Interest Rate Contracts	—	107,228	—	107,228
Liabilities:
Investments in Securities:
Borrowed Bonds	—	(1,362,490,593)	—	(1,362,490,593)
Unfunded floating rate loan interests	—	(430,505)	—	(430,505)
Total	$967,218,615	$5,019,809,067	$247,012,249	$6,234,039,931

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$13,813,177	—	$13,813,177
Foreign currency exchange contracts	—	46,359,649	—	46,359,649
Interest rate contracts	$2,574,792	16,488,949	—	19,063,741
Liabilities:
Credit contracts	—	(17,590,453)	—	(17,590,453)
Equity contracts	(523,403)	—	—	(523,403)
Foreign currency exchange contracts	—	(275,206)	—	(275,206)
Interest rate contracts	(11,576,496)	(10,864,312)	—	(22,440,808)
Total	$(9,525,107)	$47,931,804	—	$38,406,697

[1]    Derivative financial instruments are swaps, financial futures contracts, foreign currency exchange contracts and options written. Swaps, financial futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options written are shown at value.

See Notes to Financial Statements.

38	BLACKROCK FUNDS	JULY 31, 2014

Schedule of Investments (concluded)	BlackRock Global Long/Short Credit Fund

The carrying amount for certain of the Fund’s assets and/or liabilities approximates fair value for financial statement purposes. As of July 31, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$68,184,686	—	—	$68,184,686
Foreign currency at value	227,582,782	—	—	227,582,782
Cash pledged as collateral for borrowed bond agreements	9,181,644	—	—	9,181,644
Cash pledged as collateral for OTC derivatives	800,000	—	—	800,000
Cash pledged for centrally cleared swaps	29,345,000	—	—	29,345,000
Cash pledged for financial futures contracts	19,842,000	—	—	19,842,000
Liabilities:
Cash received as collateral for borrowed bond agreements	—	$(3,499,324)	—	(3,499,324)
Cash received as collateral for OTC derivatives	—	(13,500,000)	—	(13,500,000)
Total	$354,936,112	$(16,999,324)	—	$337,936,788

There were no transfers between Level 1 and Level 2 during the year ended July 31, 2014.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Corporate Bonds	Floating Rate Loan Interests	Total
Assets:
Opening Balance, as of July 31, 2013	$22,068,261	—	$6,307,006	$28,375,267
Transfers into Level 3	—	—	1,348,312	1,348,312
Transfers out of Level 3	(12,393,680)	—	(2,661,382)	(15,055,062)
Accrued discounts/premiums	64,653	$909,227	62,506	1,036,386
Net realized gain (loss)	70,484	—	51,496	121,980
Net change in unrealized appreciation/depreciation[1,2]	(1,933,381)	2,769,469	(772,796)	63,292
Purchases	143,023,558	50,064,159	49,772,942	242,860,659
Sales	(9,954,973)	—	(1,783,612)	(11,738,585)
Closing Balance, as of July 31, 2014	$140,944,922	$53,742,855	$52,324,472	$247,012,249

Net change in unrealized appreciation/depreciation on investments held as of July 31, 2014[1]	$(1,912,834)	$2,769,469	$(792,298)	$64,337

[1]

Any difference between Net change in unrealized appreciation/depreciation and Net change in unrealized appreciation/depreciation on investments held as of July 31, 2014 is generally due to investments no longer held or categorized as Level 3 at year end.

[2]	Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information inputs could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Financial Statements.

BLACKROCK FUNDS	JULY 31, 2014	39

Statements of Assets and Liabilities

July 31, 2014	BlackRock Commodity Strategies Fund[1]	BlackRock Global Long/Short Credit Fund

Assets
Investments at value — unaffiliated[2]	$428,574,605	$6,928,604,323
Investments at value — affiliated[3]	12,579,629	668,356,706
Cash	6,449,219	68,184,686
Cash pledged as collateral for borrowed bond agreements	—	9,181,644
Cash pledged as collateral for OTC derivatives	—	800,000
Cash pledged for centrally cleared swaps	—	29,345,000
Cash pledged for financial futures contracts	—	19,842,000
Foreign currency at value[4]	399,179	227,582,782
Variation margin receivable on financial futures contracts.	—	2,772,461
Investments sold receivable	13,449,937	119,417,096
Swap premiums paid	—	31,692,953
Unrealized appreciation on foreign currency exchange contracts	—	46,359,649
Unrealized appreciation on OTC swaps	—	27,756,564
Capital shares sold receivable	777,236	39,266,393
Dividends receivable — unaffiliated	222,008	803,979
Interest receivable	21,256	48,243,715
Swaps receivable	—	690,216
Receivable from Manager	4,656	1,013
Dividends receivable — affiliated	292	14,168
Securities lending income receivable — affiliated	54	—
Prepaid expenses	8,919	65,137

Total assets	462,486,990	8,268,980,485

Liabilities
Options written at value[5]	—	523,403
Borrowed bonds at value[6]	—	1,362,490,593
Reverse repurchase agreements	—	5,983,584
Cash received as collateral for OTC derivatives	—	13,500,000
Cash received as collateral for borrowed bond agreements	—	3,499,324
Collateral on securities loaned at value	39,840	—
Variation margin payable on financial futures contracts	—	312,738
Variation margin payable on centrally cleared swaps	—	2,461,743
Investments purchased payable	16,991,710	229,653,612
Swap premiums received	—	17,883,987
Unrealized depreciation on foreign currency exchange contracts	—	275,206
Unrealized depreciation on OTC swaps	—	19,189,982
Unrealized depreciation on unfunded floating rate loan interests	—	430,505
Interest expense payable	—	7,295,803
Capital shares redeemed payable	521,840	9,383,964
Investment advisory fees payable	435,633	4,757,588
Service and distribution fees payable	12,728	711,141
Other affiliates payable	11,077	116,313
Officer’s and Trustees’ fees payable	1,872	10,041
Other accrued expenses payable	120,927	1,464,043

Total liabilities	18,135,627	1,679,943,570

Net Assets	$444,351,363	$6,589,036,915

Net Assets Consist of
Paid-in capital	$462,583,562	$6,448,262,828
Undistributed (distributions in excess of) net investment income	(828,722)	(36,884,644)
Accumulated net realized income (loss)	(34,067,451)	70,984,997
Net unrealized appreciation/depreciation	16,663,974	106,673,734

Net Assets	$444,351,363	$6,589,036,915

[1] Consolidated Statement of Assets and Liabilities
[2] Investments at cost — unaffiliated	$411,912,557	$6,831,428,921
[3] Investments at cost — affiliated	$12,579,629	$668,356,706
[4] Foreign currency at cost	$400,307	$228,243,570
[5] Premiums received	—	$343,709
[6] Proceeds received from borrowed bond agreements	—	$1,332,816,448

See Notes to Financial Statements.

40	BLACKROCK FUNDS	JULY 31, 2014

Statements of Assets and Liabilities (concluded)

July 31, 2014	BlackRock Commodity Strategies Fund[1]	BlackRock Global Long/Short Credit Fund

Net Asset Value
Institutional
Net assets	$413,505,803	$4,623,194,050

Shares outstanding[2]	41,796,234	422,149,776

Net asset value	$9.89	$10.95

Investor A
Net assets	$21,402,480	$1,575,812,188

Shares outstanding[2]	2,173,616	144,138,552

Net asset value	$9.85	$10.93

Investor C
Net assets	$9,443,080	$390,030,677

Shares outstanding[2]	979,363	35,874,906

Net asset value	$9.64	$10.87

[1]	Consolidated Statement of Assets and Liabilities.

[2]	Unlimited shares authorized, $0.001 par value.

See Notes to Financial Statements.

BLACKROCK FUNDS	JULY 31, 2014	41

Statements of Operations

Year Ended July 31, 2014	BlackRock Commodity Strategies Fund[1]	BlackRock Global Long/Short Credit Fund

Investment Income
Interest	$94,224	$160,241,294
Dividends — unaffiliated	4,650,643	—
Dividends — affiliated	4,149	450,489
Securities lending — affiliated — net	7,086	—
Foreign taxes withheld	(208,363)	(72,597)

Total income	4,547,739	160,619,186

Expenses
Investment advisory	4,907,275	41,984,996
Administration	320,040	2,746,949
Service and distribution — class specific	143,136	7,103,896
Administration — class specific	106,689	592,001
Professional	104,903	168,180
Transfer agent — class specific	96,591	3,544,527
Registration	50,681	442,438
Custodian	32,295	302,607
Printing	24,685	77,454
Officer and Trustees	16,301	159,276
Miscellaneous	45,256	170,887
Recoupment of past waived fees	—	143
Recoupment of past waived fees — class specific	7,831	60,066

Total expenses excluding interest expense	5,855,683	57,353,420
Interest expense	—	26,733,940

Total expenses	5,855,683	84,087,360
Less fees waived by Manager	(180,176)	(842,500)
Less administration fees waived — class specific	(6,985)	(11,333)
Less transfer agent fees waived — class specific	(840)	(2,461)
Less transfer agent fees reimbursed — class specific	(49,308)	(1,013)

Total expenses after fees waived and/or reimbursed	5,618,374	83,230,053

Net investment income (loss)	(1,070,635)	77,389,133

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	(4,080,289)	134,180,406
Options written	—	3,220,606
Financial futures contracts	—	(53,208,794)
Swaps	—	(15,373,596)
Foreign currency transactions	(24,651)	(54,036,779)
Borrowed bonds	—	(10,071,876)

	(4,104,940)	4,709,967

Net change in unrealized appreciation/depreciation on:
Investments — unaffiliated	36,844,012	88,403,428
Options written	—	(179,694)
Financial futures contracts	—	(9,653,396)
Swaps	—	2,269,946
Foreign currency translations	3,364	54,593,433
Unfunded loan commitments	—	(430,505)
Borrowed bonds	—	(34,427,565)

	36,847,376	100,575,647

Total realized and unrealized gain	32,742,436	105,285,614

Net Increase in Net Assets Resulting from Operations	$31,671,801	$182,674,747

[1]	Consolidated Statement of Operations.

See Notes to Financial Statements.

42	BLACKROCK FUNDS	JULY 31, 2014

Statements of Changes in Net Assets

	BlackRock Commodity Strategies Fund[1]		BlackRock Global Long/Short Credit Fund
	Year Ended July 31,		Year Ended July 31,
Increase in Net Assets:	2014	2013	2014	2013

Operations
Net investment income (loss)	$(1,070,635)	$(912,271)	$77,389,133	$9,609,676
Net realized gain (loss)	(4,104,940)	(28,129,385)	4,709,967	4,605,180
Net change in unrealized appreciation/depreciation	36,847,376	(17,132,609)	100,575,647	5,500,223

Net increase (decrease) in net assets resulting from operations	31,671,801	(46,174,265)	182,674,747	19,715,079

Dividends and Distributions to Shareholders From[2]
Net investment income:
Institutional	—	(68,445)	(34,807,025)	(2,005,733)
Investor A	—	—	(17,923,048)	(1,302,564)
Investor C	—	—	(1,108,893)	(227,628)
Net realized gain:
Institutional	—	—	—	(4,565,150)
Investor A	—	—	—	(2,964,703)
Investor C	—	—	—	(518,094)
Return of capital:
Institutional	—	—	—	(585,625)
Investor A	—	—	—	(380,317)
Investor C	—	—	—	(66,462)

Decrease in net assets resulting from dividends and distributions to shareholders	—	(68,445)	(53,838,966)	(12,616,276)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	6,201,400	365,822,228	4,057,411,538	2,178,061,981

Net Assets
Total increase in net assets	37,873,201	319,579,518	4,186,247,319	2,185,160,784
Beginning of year	406,478,162	86,898,644	2,402,789,596	217,628,812

End of year	$444,351,363	$406,478,162	$6,589,036,915	$2,402,789,596

Undistributed net investment income (loss), at end of year	$(828,722)	$(654,936)	$(36,884,644)	$6,422,552

[1]	Consolidated Statement of Changes in Net Assets.

[2]	Dividends and distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK FUNDS	JULY 31, 2014	43

Consolidated Financial Highlights	BlackRock Commodity Strategies Fund

	Institutional				Investor A
	Year Ended July 31,		Period October 3, 2011[1] to July 31, 2012		Year Ended July 31,		Period October 3, 2011[1] to July 31, 2012
	2014	2013			2014	2013
Per Share Operating Performance
Net asset value, beginning of period	$9.17	$9.93	$10.00		$9.15	$9.93	$10.00

Net investment loss[2]	(0.02)	(0.03)	(0.01)		(0.04)	(0.04)	(0.02)
Net realized and unrealized gain (loss)	0.74	(0.73)	0.22		0.74	(0.74)	0.22

Net increase (decrease) from investment operations	0.72	(0.76)	0.21		0.70	(0.78)	0.20

Dividends and distributions from:[3]
Net investment income	—	(0.00)[4]	(0.01)		—	—	(0.00)[4]
Net realized gain	—	—	(0.27)		—	—	(0.27)

Total dividends and distributions	—	(0.00)[4]	(0.28)		—	—	(0.27)

Net asset value, end of period	$9.89	$9.17	$9.93		$9.85	$9.15	$9.93

Total Return[5]
Based on net asset value	7.85%	(7.63)%	2.00%[6]		7.65%	(7.86)%	1.97%[6]

Ratios to Average Net Assets
Total expenses	1.33%[7]	1.38%[8]	1.87	%[9],10	1.78%[7]	1.79%[8]	2.08%[9,10]

Total expenses excluding recoupment of past waived fees	1.33%[7]	1.38%[8]	1.87%[9,10]		1.78%[7]	1.79%[8]	2.08%[9,10]

Total expenses after fees waived and/or reimbursed	1.29%[7]	1.29%[8]	1.30%[9]		1.50%[7]	1.50%[8]	1.50%[9]

Net investment loss	(0.22)%[7]	(0.24%)[8]	(0.08)%[9]		(0.43)%[7]	(0.39%)[8]	(0.26)%[9]

Supplemental Data
Net assets, end of period (000)	$413,506	$378,747	$62,974		$21,402	$17,399	$15,274

Portfolio turnover rate	71%	63%	127%		71%	63%	127%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Dividends and distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.005) per share.

[5]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[6]	Aggregate total return.

[7]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.05%.

[8]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

[9]	Annualized.

[10]

Organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Institutional and Investor A Shares would have been 1.89% and 2.08%, respectively.

See Notes to Financial Statements.

44	BLACKROCK FUNDS	JULY 31, 2014

Consolidated Financial Highlights (concluded)	BlackRock Commodity Strategies Fund

	Investor C
	Year Ended July 31,		Period October 3, 2011[1] to July 31, 2012
	2014	2013
Per Share Operating Performance
Net asset value, beginning of period	$9.02	$9.87	$10.00

Net investment loss[2]	(0.11)	(0.11)	(0.08)
Net realized and unrealized gain (loss)	0.73	(0.74)	0.22

Net increase (decrease) from investment operations	0.62	(0.85)	0.14

Dividends and distributions from:[3]
Net investment income	—	—	—
Net realized gain	—	—	(0.27)

Total dividends and distributions	—	—	(0.27)

Net asset value, end of period	$9.64	$9.02	$9.87

Total Return[4]
Based on net asset value	6.87%	(8.61)%	1.29%[5]

Ratios to Average Net Assets
Total expenses	2.43%[6]	2.49%[7]	2.85%[8,9]

Total expenses excluding recoupment of past waived fees	2.43%[6]	2.49%[7]	2.85%[8,9]

Total expenses after fees waived and/or reimbursed	2.25%[6]	2.25%[7]	2.24%[9]

Net investment loss	(1.17)%[6]	(1.14)%[7]	(0.97)%[9]

Supplemental Data
Net assets, end of period (000)	$9,443	$10,332	$8,651

Portfolio turnover rate	71%	63%	127%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Dividends and distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[5]	Aggregate total return.

[6]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.05%.

[7]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

[8]	Organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Investor C Shares would have been 2.85%.

[9]	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS	JULY 31, 2014	45

Financial Highlights	BlackRock Global Long/Short Credit Fund

	Institutional				Investor A
	Year Ended July 31,		Period September 30, 2011[1] to July 31, 2012		Year Ended July 31,		Period September 30, 2011[1] to July 31, 2012
	2014	2013			2014	2013
Per Share Operating Performance
Net asset value, beginning of period	$10.63	$10.32	$10.00		$10.61	$10.30	$10.00

Net investment income[2]	0.20	0.15	0.06		0.16	0.12	0.06
Net realized and unrealized gain	0.26	0.41	0.30		0.27	0.42	0.28

Net increase from investment operations	0.46	0.56	0.36		0.43	0.54	0.34

Dividends and distributions from:[3]
Net investment income	(0.14)	(0.13)	(0.03)		(0.11)	(0.11)	(0.03)
Net realized gain	—	(0.11)	(0.01)		—	(0.11)	(0.01)
Return of capital	—	(0.01)	—		—	(0.01)	—

Total dividends and distributions	(0.14)	(0.25)	(0.04)		(0.11)	(0.23)	(0.04)

Net asset value, end of period	$10.95	$10.63	$10.32		$10.93	$10.61	$10.30

Total Return[4]
Based on net asset value	4.36%	5.45%	3.55%[5]		4.09%	5.23%	3.32%[5]

Ratios to Average Net Assets
Total expenses	1.61%[6]	1.56%	1.73	%7,[8]	1.91%[6]	1.79%	1.93%[7,8]

Total expenses excluding recoupment of past waived fees	1.61%[6]	1.54%	1.73%[7,8]		1.91%[6]	1.77%	1.93%[7,8]

Total expenses after fees waived and/or reimbursed	1.59%[6]	1.53%	1.46%[7]		1.89%[6]	1.75%	1.66%[7]

Total expenses after fees waived, reimbursed and excluding interest expense	1.03%[6]	1.18%	1.20%[7]		1.32%[6]	1.40%	1.39%[7]

Net investment income	1.83%[6]	1.38%	0.70%[7]		1.48%[6]	1.11%	0.67%[7]

Supplemental Data
Net assets, end of period (000)	$4,623,194	$1,335,924	$133,444		$1,575,812	$910,247	$71,053

Portfolio turnover rate	207%	185%	355%		207%	185%	355%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Dividends and distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[5]	Aggregate total return.

[6]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.05%.

[7]	Annualized.

[8]

Organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Institutional and Investor A Shares would have been 1.75% and 1.93%, respectively.

See Notes to Financial Statements.

46	BLACKROCK FUNDS	JULY 31, 2014

Financial Highlights (concluded)	BlackRock Global Long/Short Credit Fund

	Investor C
			Period September 30, 2011[1] to July 31, 2012

	Year Ended July 31,
	2014	2013

Per Share Operating Performance
Net asset value, beginning of period	$10.56	$10.26	$10.00

Net investment income (loss)[2]	0.08	0.04	(0.01)
Net realized and unrealized gain	0.27	0.41	0.29

Net increase from investment operations	0.35	0.45	0.28

Dividends and distributions from:[3]
Net investment income	(0.04)	(0.03)	(0.01)
Net realized gain	—	(0.11)	(0.01)
Return of capital	—	(0.01)	—

Total dividends and distributions	(0.04)	(0.15)	(0.02)

Net asset value, end of period	$10.87	$10.56	$10.26

Total Return[4]
Based on net asset value	3.31%	4.39%	2.79%[5]

Ratios to Average Net Assets
Total expenses	2.63%[6]	2.50%	2.66%[7,8]

Total expenses excluding recoupment of past waived fees	2.63%[6]	2.48%	2.66%[7,8]

Total expenses after fees waived and/or reimbursed	2.62%[6]	2.47%	2.40%[8]

Total expenses after fees waived, reimbursed and excluding interest expense	2.05%[6]	2.12%	2.14%[8]

Net investment income (loss)	0.76%[6]	0.39%	(0.16)%[8]

Supplemental Data
Net assets, end of period (000)	$390,031	$156,619	$13,132

Portfolio turnover rate	207%	185%	355%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Dividends and distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[5]	Aggregate total return.

[6]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.05%.

[7]	Organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Investor C Shares would have been 2.66%.

[8]	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS	JULY 31, 2014	47

Notes to Financial Statements

1. Organization:

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. BlackRock Commodity Strategies Fund (“Commodity Strategies”) and BlackRock Global Long/Short Credit Fund (“Global Long/Short Credit”) (collectively, the “Funds” or individually, a “Fund”) are each a series of the Trust. Commodity Strategies is classified as non-diversified and Global Long/Short Credit is classified as diversified.

Each Fund offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with an initial sales charge, and may be subject to a CDSC for certain redemptions where no initial sales charge was paid at the time of purchase. Investor C Shares may be subject to a CDSC. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that Investor A and Investor C Shares bear certain expenses related to the shareholder servicing of such shares, and Investor C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

The Fund, together with certain other registered investment companies advised by the Manager or its affiliates, is included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

Basis of Consolidation: The accompanying consolidated financial statements of Commodity Strategies include the accounts of BlackRock Cayman Commodity Strategies Fund, Ltd. (the “Subsidiary”), which is a wholly owned subsidiary of Commodity Strategies and primarily invests in commodity-related instruments. The Subsidiary enables Commodity Strategies to hold these commodity-related instruments and satisfy regulated investment company tax requirements. Commodity Strategies may invest up to 25% of its total assets in the Subsidiary. Intercompany accounts and transactions, if any, have been eliminated. The Subsidiary is subject to the same investment policies and restrictions that apply to Commodity Strategies, except that the Subsidiary may invest without limitation in commodity-related instruments.

2. Significant Accounting Policies:

The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S.

GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Funds:

Valuation: U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Funds for all financial instruments.

Bond investments are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. Swap agreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Certain centrally cleared swaps are valued at the price determined by the relevant exchange or clearinghouse. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

Equity investments traded on a recognized securities exchange or the NASDAQ Stock Market (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price.

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

48	BLACKROCK FUNDS	JULY 31, 2014

Notes to Financial Statements (continued)

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and swaptions are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

Commodity Strategies values its investments in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. Commodity Strategies may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement, which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Funds’ pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of each Fund’s net assets. If events (e.g., a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and valued at their fair value, as determined in good faith by the Global Valuation Committee, or its delegate, using a pricing service and/or policies approved by the Board. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency: The Funds’ books and records are maintained in U.S. dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because that currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value.

The Funds do not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Funds report realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., financial futures contracts, foreign currency exchange contracts, options written, swaps or short sales), or certain borrowings (e.g. reverse repuchase transactions), that would be “senior securities” for 1940 Act purposes, such Fund may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the

BLACKROCK FUNDS	JULY 31, 2014	49

Notes to Financial Statements (continued)

amount of the Fund’s future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the Funds are recorded on the ex-dividend dates. The portion of distributions that exceeds a Fund’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a non-taxable return of capital. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Net income and realized gains from investments held by the Subsidiary are treated as ordinary income for tax purposes. Accordingly, the net investment income (loss) and realized gains (losses) reported in Commodity Strategies’ financial statements presented under U.S. GAAP for such investments held by the Subsidiary may differ significantly from income dividends and capital gain distributions. As such, any net gain will pass through to Commodity Strategies as ordinary income for federal income tax purposes. If a net loss is realized by the Subsidiary in any taxable year, the loss will generally not be available to offset Commodity Strategies’s ordinary income and/or capital gains.

Recent Accounting Standard: In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance will require expanded disclosure for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. It is effective for financial statements with fiscal years beginning on or after December 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Fund’s financial statement disclosures.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses pro rated to the Funds are allocated daily to each class based on its relative net assets or other appropriate methods.

The Funds have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: Global Long/Short Credit may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. In addition, the Fund may subsequently have to reinvest the proceeds at lower interest rates. If Global Long/ Short Credit has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

Global Long/Short Credit may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the Treasury.

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Notes to Financial Statements (continued)

Collateralized Debt Obligations: Global Long/Short Credit may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”). CBOs and CLOs are types of asset-backed securities. A CDO is an entity which is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches”, which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Multiple Class Pass-Through Securities: Global Long/Short Credit may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, U.S. government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated pre-payments of principal, Global Long/Short Credit may not fully recoup its initial investment in IOs.

Zero-Coupon Bonds: Global Long/Short Credit may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Commodity-Linked Notes: Commodity Strategies may invest in commodity-linked notes to provide exposure to the investment returns of the commodities markets, without investing directly in commodities. In a commodity-linked note, Commodity Strategies purchases a note and, in return, the issuer typically provides for an interest payment and a principal payment at maturity linked to the price movement of the underlying commodity index less an agreed-upon fee. These notes may be issued by U.S. and foreign banks, brokerage firms, insurance companies and other corporations. Performance of a particular commodity index will affect the value of the commodity-linked note. The value of the commodity-linked note is generally based on a multiple of the performance of the index. The multiple (or leverage) will increase the volatility of the note’s value relative to the change in the underlying index. In addition to credit, interest rate and counterparty risk typically associated with traditional debt investments, commodity-linked notes are subject to risks affecting the underlying commodity index. The value of the commodity-linked notes may fluctuate by changes in overall market movements, volatility of the underlying benchmark, changes in interest rates or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The commodity-linked notes have an automatic redemption feature if the underlying index declines from the original trade date by the amount specified in the agreement. Commodity Strategies has the option to request prepayment from the issuer at any time. The value of the commodity-linked note, which is marked-to-market daily, is recorded on the Consolidated Statement of Assets and Liabilities. The daily change in value, including any fees to be paid, is included in net change in unrealized appreciation/depreciation on investments on the Consolidated Statement of Operations. Interest accruals are included in interest income on the Consolidated Statement of Operations. Commodity Strategies realizes a gain or loss when a commodity-linked note is sold or matures.

Capital Trusts and Trust Preferred Securities: Global Long/Short Credit may invest in capital trusts and/or trust preferred securities. These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation will pay interest to the trust, which will then be distributed to holders of the trust preferred securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stock: Global Long/Short Credit may invest in preferred stock. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred

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Notes to Financial Statements (continued)

stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests: Global Long/Short Credit may invest in floating rate loan interests. The floating rate loan interests Global Long/Short Credit holds are typically issued to companies (the “borrower”) by banks, other financial institutions, and privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. Global Long/Short Credit may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. Global Long/Short Credit considers these investments to be investments in debt securities for purposes of its investment policies.

When Global Long/Short Credit purchases a floating rate loan interest it may receive a facility fee and when it sells a floating rate loan interest it may pay a facility fee. On an ongoing basis, Global Long/Short Credit may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by Global Long/Short Credit upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. Global Long/Short Credit may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. Global Long/Short Credit may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in Global Long/Short Credit having a contractual relationship only with the lender, not with the borrower. Global Long/Short Credit will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, Global Long/Short Credit generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower, and Global Long/Short Credit may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, Global Long/Short Credit will assume the credit risk of both the borrower and the lender that is selling the Participation. Global Long/Short Credit’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, Global Long/Short Credit may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in Global Long/Short Credit having a direct contractual relationship with the borrower, and Global Long/ Short Credit may enforce compliance by the borrower with the terms of the loan agreement.

In connection with floating rate loan interests, the Funds may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, the Fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statements of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation or depreciation is included in the Statements of Assets and Liabilities and Statements of Operations. As of July 31, 2014, Global Long/Short Credit had the following unfunded floating rate loan interests:

Borrower	Unfunded Floating Rate Loan Interest	Value of Underlying Floating Rate Loan Interests	Unrealized (Depreciation)
Ziggo BV, EUR B-4 Facility Loan	$8,306,774	$8,135,391	$(171,383)
Ziggo BV, EUR B-2 Facility Loan	$574,272	$562,354	$(11,918)
Ziggo BV, EUR B-3 Facility Loan	$11,751,980	$11,509,516	$(242,464)
Allied Security Holdings LLC, Delayed Draw Term Loan (First Lien)	$1,293,188	$1,288,974	$(4,214)
Advantage Sales & Marketing, Inc., Term DD Loan	$149,786	$149,260	$(526)

Borrowed Bond Agreements: Global Long/Short Credit may enter into borrowed bond agreements. In a borrowed bond agreement, Global Long/Short Credit borrows a bond from a counterparty in exchange for cash collateral. The borrowed bond agreement contains a commitment that the security and the cash will be returned to the counterparty and Global Long/Short Credit at a mutually agreed upon date. Certain agreements have no stated maturity and can be terminated by either party at any time. Borrowed bond agreements are entered into primarily in connection with short sales of bonds. Earnings on cash collateral and compensation to the lender of the bond are based on agreed upon rates between Global Long/Short Credit and the counterparty. The value of the underlying cash collateral approximates the market value and accrued interest of the borrowed bond. To the

52	BLACKROCK FUNDS	JULY 31, 2014

Notes to Financial Statements (continued)

extent that a borrowed bond transaction exceeds one business day, the value of the cash collateral in the possession of the counterparty is monitored on a daily basis to ensure the adequacy of the collateral. As the market value of the borrowed bond changes, the cash collateral is periodically increased or decreased with a frequency and in amounts prescribed in the borrowed bond agreement. Full realization of the collateral by Global Long/ Short Credit may be limited if the value of an investment purchased with the cash collateral by the lender decreases. Global Long/Short Credit may also experience delays in gaining access to the collateral.

Reverse Repurchase Agreements: Global Long/Short Credit may enter into reverse repurchase agreements with qualified third party broker-dealers. In a reverse repurchase agreement, Global Long/Short Credit sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. During the term of the reverse repurchase agreement, Global Long/Short Credit continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. Global Long/Short Credit may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities to be repurchased may decline below the repurchase price.

For financial reporting purposes, cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statements of Assets and Liabilities at face value including accrued interest. Due to the short term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by Global Long/Short Credit to the counterparties are recorded as a component of interest expense in the Statements of Operations. In periods of increased demand for the security, Global Long/Short Credit may receive a fee for use of the security by the counterparty, which may result in interest income to Global Long/Short Credit.

Borrowed bond agreements and reverse repurchase transactions are entered into by Global Long/Short Credit under Master Repurchase Agreements (each, an “MRA”), which permit Global Long/Short Credit, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from Global Long/Short Credit. With borrowed bond agreements and reverse repurchase transactions, typically Global Long/Short Credit and the counterparties are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, Global Long/Short Credit receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by Global Long/Short Credit upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, Global Long/Short Credit is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

The following table is a summary of Global Long/Short Credit’s open borrowed bond agreements and reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis as of July 31, 2014:

Counterparty	Borrowed Bond Agreements[1]	Reverse Repurchase Agreements[1]	Borrowed Bonds at Value Including Accrued Interest[2]	Exposure Due to Counterparty before Collateral	Cash Collateral Received	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Collateral Pledged	Net Exposure Due (to)/from Counterparty[3]
Barclays Bank PLC	$130,578,734	$(5,983,584)	$(132,341,880)	$(7,746,730)	—	$7,329,214	$4,909,000	$12,238,214	$4,491,484
Barclays Capital, Inc.	191,906,890	—	(190,650,711)	1,256,179	$(1,109,000)	—	—	(1,109,000)	147,179
BNP Paribas Securities Corp.	67,834,059	—	(67,536,582)	297,477	—	—	—	—	297,477
Citigroup Global Markets, Inc.	73,608,363	—	(73,525,730)	82,633	—	333,550	—	333,550	416,183
Credit Suisse Securities (USA) LLC	350,431,997	—	(348,072,713)	2,359,284	(2,290,000)	—	—	(2,290,000)	69,284
Deutsche Bank Securities, Inc.	69,230,542	—	(68,879,397)	351,145	—	—	—	—	351,145
JPMorgan Chase Bank N.A	28,714,963	—	(28,248,360)	466,603	(100,324)	—	—	(100,324)	366,279
Merrill Lynch, Pierce, Fenner & Smith Inc.	452,365,667	—	(456,627,588)	(4,261,921)	—	—	4,272,644	4,272,644	10,723
RBC Capital Markets, LLC	3,907,125	—	(3,903,435)	3,690	—	—	—	—	3,690

Total	$1,368,578,340	$(5,983,584)	$(1,369,786,396)	$(7,191,640)	$(3,499,324)	$7,662,764	$9,181,644	$13,345,084	$6,153,444

[1]	Included in Investments at value — unaffiliated in the Statements of Assets and Liabilities.

[2]	Includes accrued interest on borrowed bonds in the amount of $7,295,803 which is shown as interest expense payable in the Statements of Assets and Liabilities.

[3]	Net exposure represents the net receivable (payable) that would be due from/to the counterparty in the event of default.

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Notes to Financial Statements (continued)

Short Sales: Global Long/Short Credit may enter into short sale transactions in which Global Long/Short Credit sells a security it does not hold in anticipation of a decline in the market price of that security. When Global Long/Short Credit makes a short sale, it will borrow the security sold short (borrowed bond) and deliver the security to the counterparty to which it sold the security short. An amount equal to the proceeds received by Global Long/Short Credit is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. Global Long/Short Credit is required to repay the counterparty interest on the security sold short, which is shown as interest expense in the Statements of Operations. Global Long/Short Credit is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase. A gain, limited to the price at which Global Long/Short Credit sold the security short, or a loss, unlimited as to the dollar amount, will be recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance Global Long/Short Credit will be able to close out a short position at a particular time or at an acceptable price.

Securities Lending: Commodity Strategies may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by Commodity Strategies is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of Commodity Strategies and any additional required collateral is delivered to Commodity Strategies on the next business day. During the term of the loan, Commodity Strategies earns dividend or interest income on the securities loaned but does not receive interest income on any securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan and the value of the related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value, and collateral on securities loaned at value, respectively. As of July 31, 2014, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments.

Securities lending transactions are entered into by Commodity Strategies under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, Commodity Strategies, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and Commodity Strategies can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The following table is a summary of Commodity Strategies’ securities lending agreements by counterparty which are subject to offset under an MSLA as of July 31, 2014:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Merrill Lynch, Pierce, Fenner & Smith Inc.	$37,531	$(37,531)	—

[1]

Collateral with a value of $39,840 has been received in connection with securities lending agreements. Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, Commodity Strategies benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities lent if the collateral received does not cover the value on the securities loaned in the event of borrower default. Commodity Strategies could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

54	BLACKROCK FUNDS	JULY 31, 2014

Notes to Financial Statements (continued)

4. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to economically hedge their exposure to certain risks such as credit risk, equity risk, interest rate risk or foreign currency exchange rate risk, commodity price risk or other risk (inflation risk). These contracts may be transacted on an exchange or OTC.

Financial Futures Contracts: Global Long/Short Credit purchases and/or sells financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk) or changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk). Financial futures contracts are agreements between Global Long/Short Credit and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, Global Long/Short Credit is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited, if any, is recorded on the Statements of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, Global Long/Short Credit agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by Global Long/Short Credit as unrealized appreciation or depreciation and, if applicable, as a receivable or payable for variation margin in the Statements of Assets and Liabilities.

When the contract is closed, Global Long/Short Credit records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Forward Foreign Currency Exchange Contracts: The Funds enter into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Forward foreign currency exchange contracts, when used by the Funds, help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Options: Global Long/Short Credit purchases and writes call and put options to increase or decrease its exposure to underlying instruments (including credit risk and/or equity risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When Global Long/Short Credit purchases (writes) an option, an amount equal to the premium paid (received) by Global Long/Short Credit is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or Global Long/ Short Credit enters into a closing transaction), Global Long/Short Credit realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When Global Long/Short Credit writes a call option, such option is “covered,” meaning that Global Long/Short Credit holds the underlying instrument subject to being called by the option counterparty. When Global Long/Short Credit writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Options on swaps (“swaptions”) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swaption is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

Global Long/Short Credit also purchases or sells listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies (foreign currency exchange rate risk). When foreign currency is purchased or sold through an exercise of a foreign currency option, the related premium paid (or

BLACKROCK FUNDS	JULY 31, 2014	55

Notes to Financial Statements (continued)

received) is added to (or deducted from) the basis of the foreign currency acquired or deducted from (or added to) the proceeds of the foreign currency sold (receipts from the foreign currency purchased). Such transactions may be effected with respect to hedges on non-U.S. dollar denominated instruments owned by Global Long/Short Credit but not yet delivered, or committed or anticipated to be purchased by Global Long/Short Credit.

In purchasing and writing options, Global Long/Short Credit bears the risk of an unfavorable change in the value of the underlying instrument or the risk that Global Long/Short Credit may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in Global Long/Short Credit purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: Global Long/Short Credit enters into swap agreements, in which Global Long/Short Credit and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation).

For OTC swaps, any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the OTC swap. Payments received or made by Global Long/Short Credit for OTC swaps are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, Global Long/Short Credit will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and Global Long/Short Credit’s basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and Global Long/Short Credit’s counterparty on the swap agreement becomes the CCP. Global Long/Short Credit is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, Global Long/Short Credit is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statements of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) in the Statements of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•

Credit default swaps — Global Long/Short Credit enters into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk). Global Long/Short Credit may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occur. As a buyer, if an underlying credit event occurs, Global Long/Short Credit will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, Global Long/Short Credit will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — Global Long/Short Credit enters into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, Global Long/Short Credit will receive a payment from or make a payment to the counterparty.

56	BLACKROCK FUNDS	JULY 31, 2014

Notes to Financial Statements (continued)

•

Interest rate swaps — Global Long/Short Credit enters into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds, which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Interest rate floors, which are a type of interest rate swap, are agreements in which one party agrees to make payments to the other party to the extent that interest rates fall below a specified rate or floor in return for a premium. In more complex swaps, the notional principal amount may decline (or amortize) over time.

The following is a summary of the Funds’ derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of July 31, 2014
	Global Long/Short Credit
		Value
	Statements of Assets and Liabilities Location	Derivative Assets	Derivative Liabilities
Interest rate contracts	Net unrealized appreciation/depreciation[1]	$2,941,256	$17,989,370
Foreign currency exchange contracts	Unrealized appreciation/depreciation on foreign currency exchange contracts	46,359,649	275,206
Credit contracts	Net unrealized appreciation/depreciation[1]; Unrealized appreciation on OTC swaps; Swap premiums received/paid; Investments at value — unaffiliated[2]	45,506,130	35,474,440
Equity contracts	Net unrealized appreciation/depreciation[1]; Unrealized appreciation on OTC swaps; Investments at value — unaffiliated[2]	20,558,794	4,974,841
Total		$115,365,829	$58,713,857

[1]

Includes cumulative appreciation/depreciation on financial futures contracts and centrally cleared swaps, if any, as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

[2]	Includes options purchased at value as reported in the Schedules of Investments.

The Effect of Derivative Financial Instruments in the Statements of Operations Year Ended July 31, 2014
	Commodity Strategies	Global Long/Short Credit	Commodity Strategies	Global Long/Short Credit
	Net Realized Gain (Loss) From		Change in Unrealized Apprciation/Depreciation on
Interest rate contracts:
Financial futures contracts	—	$(21,650,857)	—	$(9,857,721)
Swaps	—	(1,050,394)	—	(6,153,801)
Options[3]	—	—	—	16,419
Foreign currency exchange contracts:
Foreign currency translations	$2,217	(48,644,489)	$5,347	53,922,526
Credit contracts:
Swaps	—	(15,581,481)	—	(3,590,866)
Options[3]	—	(4,732,530)	—	—
Equity contracts:
Financial futures contracts	—	(31,557,937)	—	204,325
Swaps	—	1,258,279	—	12,014,613
Options[3]	—	(10,001,923)	—	471,558

Total	$2,217	$(131,961,332)	$5,347	$47,027,053

[3]	Options purchased are included in the net change in unrealized appreciation/depreciation on investments.

For the year ended July 31, 2014, the average quarterly balances of outstanding derivative financial instruments were as follows:

	Commodity Strategies	Global Long/Short Credit
Financial futures contracts:
Average number of contracts purchased	—	107	[4]
Average number of contracts sold	—	8,354
Average notional value of contracts purchased	—	$144	[4]
Average notional value of contracts sold	—	$1,110,478,152
Foreign currency exchange contracts:
Average number of contracts - U.S. dollars purchased	1	12
Average number of contracts - U.S. dollars sold	1	1	[4]
Average U.S. dollar amounts purchased	$229,645	$2,177,852,253
Average U.S. dollar amounts sold	$107,643	$122,965,303	[4]

BLACKROCK FUNDS	JULY 31, 2014	57

Notes to Financial Statements (continued)

	Commodity Strategies	Global Long/Short Credit
Options:
Average number of option contracts purchased	—	10,822
Average number of option contracts written	—	1,821
Average notional amount of option contracts purchased	—	$151,706,909
Average notional amount of option contracts written	—	$27,479,600
Average number of swaption contracts purchased	—	1
Average number of swaption contracts written	—	1
Average notional amount of swaption contracts purchased	—	$163,055,681
Average notional amount of swaption contracts written	—	$160,983,286
Credit default swaps:
Average number of contracts - buy protection	—	107
Average number of contracts - sell protection	—	108
Average notional amount - buy protection	—	$1,391,281,306
Average notional amount - sell protection	—	$680,811,238
Total return swaps:
Average number of contracts	—	121,269,352
Average notional amount	—	$277,171,508

[4]	Actual amounts for the year are shown due to limited outstanding derivative financial instruments as of each quarter.

Counterparty Credit Risk: A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by such Fund. For OTC options purchased, each Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by such Fund should the counterparty fail to perform under the contracts. Options written by the Funds do not typically give rise to counterparty credit risk, as options written generally obligate the Funds, and not the counterparty, to perform.

With exchange-traded purchased options and futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Funds do not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

In order to better define its contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event a Fund’s net assets decline by a stated percentage or a Fund fails to meet the terms of its ISDA Master Agreements. The result would cause a Fund to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (typically either $250,000 or $500,000) before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by each Fund on the next business day. Typically, the Funds and counterparties are not permitted

58	BLACKROCK FUNDS	JULY 31, 2014

Notes to Financial Statements (continued)

to sell, re-pledge or use the collateral they receive. To the extent amounts due to a Fund from its counterparties are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent a Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, the Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

As of July 31, 2014, the Funds’ derivative assets and liabilities (by type) are as follows:

	Global Long/Short Credit
	Assets		Liabilities
Derivative Financial Instruments:
Financial futures contracts	$2,772,461		$312,738
Foreign currency exchange contracts	46,359,649		275,206
Options	4,436,309	[1]	523,403
Centrally cleared swaps	—		2,461,743
OTC swaps[2]	59,449,517		37,073,969

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$113,017,936		$40,647,059
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(7,101,542)		(3,297,884)

Total assets and liabilities subject to an MNA	$105,916,394		$37,349,175

[1]	Includes options purchased at value which are included as Investments at value — unaffiliated in the Statements of Assets and Liabilities and reported in the Schedules of Investments.

[2]	Includes unrealized appreciation/depreciation on OTC swaps and swap premiums paid/received in the Statements of Assets and Liabilities.

The following tables present the Funds’ derivative assets and/or liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Funds as of July 31, 2014:

Global Long/Short Credit
	Gross Amounts Not Offset in the Statements of Assets and Liabilities and Subject to an MNA
Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[3]	Non-cash Collateral Received[4]	Cash Collateral Received[4]	Net Amount of Derivative Assets[1]
Bank of America N.A	$31,815,934	$(2,211,763)	$(2,785,382)	—	$26,818,789
The Bank of New York Mellon	11,751	—	—	—	11,751
Barclays Bank PLC	7,881,095	(3,069,220)	(4,250,161)	—	561,714
BNP Paribas S.A	4,226,666	(3,115,289)	—	—	1,111,377
Citibank N.A	32,305,896	(8,915,858)	—	$(4,900,000)	18,490,038
Credit Suisse International	5,176,989	(4,532,005)	(644,984)	—	—
Deutsche Bank AG	5,385,241	(1,889,289)	—	(2,900,000)	595,952
Goldman Sachs Bank USA	1,075,909	(1,075,909)	—	—	—
Goldman Sachs International	1,579,963	(1,579,963)	—	—	—
JPMorgan Chase Bank N.A	15,063,146	(9,702,285)	—	(4,800,000)	560,861
Morgan Stanley Capital Services LLC	1,056,259	(398,380)	—	(657,879)	—
Royal Bank of Scotland PLC	111,020	—	—	—	111,020
UBS AG	226,525	—	—	—	226,525

Total	$105,916,394	$(36,489,961)	$(7,680,527)	$(13,257,879)	$48,488,027

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[3]	Non-cash Collateral Pledged	Cash Collateral Pledged[5]	Net Amount of Derivative Liabilities[2]
Bank of America N.A	$2,211,763	$(2,211,763)	—	—	—
Barclays Bank PLC	3,069,220	(3,069,220)	—	—	—
BNP Paribas S.A	3,115,289	(3,115,289)	—		—
Citibank N.A	8,915,858	(8,915,858)	—	—	—
Credit Suisse International	4,532,005	(4,532,005)	—		—
Deutsche Bank AG	1,889,289	(1,889,289)	—	—	—
Goldman Sachs Bank USA	1,708,886	(1,075,909)	—	$(632,977)	—
Goldman Sachs International	1,806,200	(1,579,963)	—	—	$226,237

BLACKROCK FUNDS	JULY 31, 2014	59

Notes to Financial Statements (continued)

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[3]	Non-cash Collateral Pledged	Cash Collateral Pledged[5]	Net Amount of Derivative Liabilities[2]
JPMorgan Chase Bank N.A	$9,702,285	$(9,702,285)	—		—
Morgan Stanley Capital Services LLC	398,380	(398,380)	—	—	—

Total	$37,349,175	$(36,489,961)	—	$(632,977)	$226,237

[1]	Net amount represents the net amount receivable from the counterparty in the event of default.

[2]	Net amount represents the net amount payable due to the counterparty in the event of default.

[3]	The amount of derivatives available for offset is limited to the amount of assets and/or liabilities that are subject to an MNA.

[4]	Excess of collateral received from the individual counterparty may not be shown for financial reporting purposes.

[5]	Excess of collateral pledged from the individual counterparty may not be shown for financial reporting purposes.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc.

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, each Fund pays the Manager a monthly fee based on a percentage of each Fund’s average daily net assets at the following annual rates:

	Commodity Strategies	Global Long/Short Credit
Average Daily Net Assets	Investment	Advisory Fee
First $1 Billion	1.15%	0.95%
$1 Billion - $3 Billion	1.08%	0.89%
$3 Billion - $5 Billion	1.04%	0.86%
$5 Billion - $10 Billion	1.00%	0.83%
Greater than $10 Billion	0.98%	0.81%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds. However the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Fund’s investment in other affiliated investment companies, if any. These amounts are included in fees waived by Manager in the Statements of Operations. For the year ended July 31, 2014, the Manager waived $7,901 and $842,500 for Commodity Strategies and Global Long/Short Credit, respectively.

For Commodity Strategies, the Manager provides investment management and other services to the Subsidiary. The Manager does not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, Commodity Strategies pays the Manager based on Commodity Strategies’ net assets, which include the assets of the Subsidiary.

The Manager entered into separate sub-advisory agreements with BlackRock International Limited (“BIL”), an affiliate of the Manager, to serve as sub-advisor for each Fund. The Manager pays BIL for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by each Fund to the Manager. Prior to July 1, 2014, BlackRock Financial Management, Inc. (“BFM”), an affiliate of the Manager, served as sub-advisor for Global Long/Short Credit and received for its services a monthly fee from the Manager at an annual rate equal to a percentage of the investment advisory fees paid by Global Long/Short Credit to the Manager under the Investment Advisory Agreement. Effective July 1, 2014, the sub-advisory agreement between the Manager and BFM, with respect to Global Long/Short Credit, expired.

The Trust, on behalf of the Funds, entered into a Distribution Agreement and Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Funds pay BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Service Fee	Distribution Fee
Investor A	0.25%	—
Investor C	0.25%	0.75%

60	BLACKROCK FUNDS	JULY 31, 2014

Notes to Financial Statements (continued)

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to each Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A and Investor C shareholders.

For the year ended July 31, 2014, the following table shows the class specific service and distribution fees borne directly by each class of each Fund:

	Investor A	Investor C	Total
Commodity Strategies	$45,418	$97,718	$143,136
Global Long/Short Credit	$4,238,156	$2,865,740	$7,103,896

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended July 31, 2014, Global Long/Short Credit paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Investor A
Global Long/Short Credit	$1,334	$71

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Funds, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the year ended July 31, 2014, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Investor A	Investor C	Total
Commodity Strategies	$1,300	$617	$223	$2,140
Global Long/Short Credit	$8,181	$10,882	$3,307	$22,370

For the year ended July 31, 2014, the following table shows the class specific transfer agent fees borne directly by each class of each Fund:

	Institutional	Investor A	Investor C	Total
Commodity Strategies	$45,739	$39,874	$10,978	$96,591
Global Long/Short Credit	$1,602,456	$1,726,763	$215,308	$3,544,527

BNY Mellon Investment Servicing (U.S.) Inc. (“BNYMIS”) and the Manager act as co-administrators for the Funds. For these services, the co-administrators receive an administration fee computed daily and payable monthly to each administrator pursuant to separate fee arrangements, based on a percentage of the average daily net assets of each Fund. The combined administration fee, which is shown as administration in the Statements of Operations, is paid at the following annual rates:

Average Daily Net Assets	Administration Fee
First $500 million	0.075%
$500 million - $1 billion	0.065%
Greater than $1 billion	0.055%

In addition, each of the share classes is charged an administration fee, which is shown as administration — class specific in the Statements of Operations, based on the following percentages of average daily net assets of each respective class:

Average Daily Net Assets	Administration Fee — Class Specific
First $500 million	0.025%
$500 million - $1 billion	0.015%
Greater than $1 billion	0.005%

For the year ended July 31, 2014, the Funds paid the following to the Manager in return for these services, which are included in administration and administration — class specific in the Statements of Operations:

Commodity Strategies	$306,447
Global Long/Short Credit	$2,339,246

BLACKROCK FUNDS	JULY 31, 2014	61

Notes to Financial Statements (continued)

For the year ended July 31, 2014, the following table shows the class specific administration fees borne directly by each class of each Fund:

	Institutional	Investor A	Investor C	Total
Commodity Strategies	$99,703	$4,542	$2,444	$106,689
Global Long/Short Credit	$286,339	$234,101	$71,561	$592,001

BNYMIS and the Manager may have, at their discretion, voluntarily waived all or any portion of their administration fees for a Fund or a share class, which are included in administration fees waived — class specific in the Statements of Operations.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Funds’ business. The expense limitations as a percentage of average daily net assets are as follows:

	Institutional	Investor A	Investor C
Commodity Strategies	1.30%	1.50%	2.25%
Global Long/Short Credit	1.20%	1.40%	2.15%

The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to December 1, 2014 unless approved by the Board, including a majority of the Independent Trustees.

These amounts waived or reimbursed are included in fees waived by Manager, and shown as administration fees waived — class specific and transfer agent fees reimbursed, respectively, in the Statements of Operations. For the year ended July 31, 2014, the Manager waived $172,275 of investment advisory fees for Commodity Strategies, which is included in fees waived by Manager.

Class specific expense waivers or reimbursements are as follows:

Administration Fees Waived
	Investor A	Investor C	Total
Commodity Strategies	$4,541	$2,444	$6,985
Global Long/Short Credit	$11,333	—	$11,333

Transfer Agent Fees Waived
	Investor A	Investor C	Total
Commodity Strategies	$617	$223	$840
Global Long/Short Credit	$2,461	—	$2,461

Transfer Agent Fees Reimbursed
	Investor A	Investor C	Total
Commodity Strategies	$38,678	$10,630	$49,308
Global Long/Short Credit	$1,013	—	$1,013

If during the Funds’ fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of (a) the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement and (b) the amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that: (1) the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year and (2) the Manager or an affiliate continues to serve as the Fund’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

For the year ended July 31, 2014, the Manager recouped the following Fund level and class specific waivers and/or reimbursements previously recorded by the Funds:

	Fund Level	Institutional	Investor A	Investor C	Total
Commodity Strategies	—	$7,831	—	—	$7,831
Global Long/Short Credit	$143	$15,719	$40,946	$3,401	$60,209

62	BLACKROCK FUNDS	JULY 31, 2014

Notes to Financial Statements (continued)

On July 31, 2014, the Fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expires July 31,
	2015	2016
Commodity Strategies
Fund Level	$269,119	$172,275
Investor A	$31,851	$43,837
Investor C	$12,821	$13,297
Global Long/Short Credit
Investor A	—	$14,806

The following Fund level and class specific waivers and/or reimbursements previously recorded by Commodity Strategies, which were subject to recoupment by the Manager, expired on July 31, 2014:

Commodity Strategies
Fund Level	$255,733
Investor A	$9,256
Investor C	$6,654

For the year ended July 31, 2014, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Commodity Strategies	$3,491
Global Long/Short Credit	$132,811

For the year ended July 31, 2014, affiliates received CDSCs as follows:

	Investor A	Investor C
Commodity Strategies	$284	$3,490
Global Long/Short Credit	$64,008	$129,181

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for Commodity Strategies, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. Commodity Strategies is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment advisor to the private investment company will not charge any advisory fees with respect to shares purchased by Commodity Strategies.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Commodity Strategies retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent. Pursuant to a securities lending agreement effective February 1, 2014, BIM may lend securities only when the difference between the borrower rebate rate and the risk free rate exceeds a certain level (such securities, the “specials only securities”).

Pursuant to such agreement, Commodity Strategies retains 80% of securities lending income. In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Liquidity Complex in a calendar year exceeds the aggregate securities lending income earned across the Equity-Liquidity Complex through the lending of specials only securities in the calendar year 2013, Commodity Strategies, pursuant to the securities lending agreement, will retain for the remainder of the calendar year securities lending income in an amount equal to 85% of securities lending income. Prior to February 1, 2014, Commodity Strategies retained 65% of securities lending income and paid a fee to BIM equal to 35% of such income. The share of securities lending income earned by Commodity Strategies is shown as securities lending — affiliated — net in the Statements of Operations. For the year ended July 31, 2014, Commodity Strategies paid BIM $2,294 for securities lending agent services.

Commodity Strategies recorded payments from an affiliate to compensate for foregone securities lending revenue in the amount of $7,086, which is shown as other income — affiliated in the Statements of Operations.

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in officer and trustees in the Statements of Operations.

BLACKROCK FUNDS	JULY 31, 2014	63

Notes to Financial Statements (continued)

6. Purchases and Sales:

Purchases and sales of investments, excluding short-term securities, for the year ended July 31, 2014, were as follows:

Purchases	Commodity Strategies	Global Long/Short Credit
Non-U.S. Government Securities	$206,633,694	$10,732,564,344
U.S. Government Securities	—	1,172,411,562

Total Purchases	$206,633,694	$11,904,975,906

Sales	Commodity Strategies	Global Long/ Short Credit
Non-U.S. Government Securities	$197,701,535	$6,988,292,667
U.S. Government Securities	—	736,622,722

Total Sales	$197,701,535	$7,724,915,389

Transactions in options written for the year ended July 31, 2014, were as follows:

	Global Long/Short Credit
	Calls		Puts
	Contracts	Premiums Received	Contracts	Notional (000)[1]	Premiums Received

Outstanding options, beginning of year	—	—	—	—	—
Options written	15,424	$967,698	45,116	$1,342,430	$4,653,269
Options expired	—		(21,726)	(1,342,430)	(2,282,453)
Options closed	(13,924)	(915,258)	(20,222)	—	(2,079,547)

Outstanding options, end of year	1,500	$52,440	3,168	—	$291,269

[1]	Amount shown is in currency in which the transaction was denominated.

7. Income Tax Information:

It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Funds’ U.S. federal tax returns remains open for the two years ended July 31, 2014 and the period ended July 31, 2012. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds’ facts and circumstances and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of July 31, 2014 the following permanent differences attributable to the accounting for swap agreements, characterization of income/losses from a wholly owned subsidiary, the sale of stock of passive foreign investment companies, net paydown losses and foreign currency transactions were reclassified to the following accounts:

	Commodity Strategies	Global Long/Short Credit
Paid-in capital	$(627,613)	—
Undistributed (distributions in excess of) net investment income	$896,849	$(66,857,363)
Accumulated net realized gain (loss)	$(269,236)	$66,857,363

64	BLACKROCK FUNDS	JULY 31, 2014

Notes to Financial Statements (continued)

The tax character of distributions paid during the fiscal years ended July 31, 2014 and July 31, 2013 was as follows:

	Commodity Strategies	Global Long/Short Credit
Ordinary income
7/31/14	—	$53,838,966
7/31/13	$68,445	$10,862,9661
Long-term capital gains
7/31/14	—	—
7/31/13	—	$727,906
Tax return of capital
7/31/14	—	—
7/31/13	—	$1,032,404
Total
7/31/14	—	$53,838,966

7/31/13	$68,445	$12,623,276

[1]	Distribution amounts include a portion of the proceeds from redeemed shares.

As of July 31, 2014, the tax components of accumulated net earnings (losses) were as follows:

	Commodity Strategies	Global Long/Short Credit
Undistributed ordinary income	$89,044	$80,693,919
Capital loss carryforwards	(26,728,889)	—
Net unrealized gains[2]	13,824,483	60,080,168
Qualified late-year losses[3]	(5,416,837)	—
Total	$(18,232,199)	$140,774,087

[2]

The differences between book-basis and tax-basis net unrealized gains were attributable primarily to the tax deferral of losses on wash sales and straddles, the realization for tax purposes of unrealized gains/losses on certain futures,options and foreign currency contracts, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the classification of investments, dividends recognized for tax purposes and the accounting for swap agreements.

[3]	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of July 31, 2014, Commodity Strategies has capital loss carryforward of $26,728,889, available to offset future realized capital gains. This capital loss carryforward has no expiration date.

As of July 31, 2014, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

	Commodity Strategies	Global Long/Short Credit
Tax cost	$427,332,550	$7,502,046,451

Gross unrealized appreciation	$29,868,203	$150,168,983
Gross unrealized depreciation	(16,046,519)	(55,254,405)

Net unrealized appreciation (depreciation)	$13,821,684	$94,914,578

8. Bank Borrowings:

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a
364-day, $1.1 billion credit agreement with a group of lenders, under which the Funds may borrow to fund shareholder redemptions. The agreement expires in April 2015. Excluding commitments designated for a certain individual fund, other Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $650 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. Participating Funds paid administration and arrangement fees which, along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. The Funds did not borrow under the credit agreement during the year ended July 31, 2014.

9. Concentration, Market and Credit Risk:

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general

BLACKROCK FUNDS	JULY 31, 2014	65

Notes to Financial Statements (continued)

economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

The Funds invest a significant portion of their assets in fixed income securities and/or use derivatives tied to the fixed income markets. See the Schedules of Investments for these securities and/or derivatives. Changes in market interest rates or economic conditions, including the Federal Reserve’s decision in December 2013 to taper its quantitative easing policy, may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

As of July 31, 2014, Commodity Strategies invested a significant portion of its assets in securities in the materials and energy sectors and commodity-linked notes. Changes in economic conditions affecting the materials and energy sectors and commodity-linked notes would have a greater impact on Commodity Strategies and could affect the value, income and/or liquidity of positions in such securities.

As of July 31, 2014, Global Long/Short Credit invested a substantial amount of its assets in issuers located in a single country or a limited number of countries. When Global Long/Short Credit concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on its investment performance.

10. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended July 31, 2014		Year Ended July 31, 2013
Commodity Strategies	Shares	Amount	Shares	Amount
Institutional
Shares sold	5,519,070	$52,962,816	40,935,384	$420,434,660
Shares issued in reinvestment of dividends and distributions	—	—	6,448	64,989
Shares redeemed	(5,026,906)	(48,055,065)	(5,978,303)	(61,334,477)

Net increase	492,164	$4,907,751	34,963,529	$359,165,172

Investor A
Shares sold	1,040,468	$10,086,311	1,554,463	$15,471,926
Shares issued in reinvestment of dividends and distributions	—	—	—	—
Shares redeemed	(769,365)	(7,276,514)	(1,190,461)	(11,520,849)

Net increase	271,103	$2,809,797	364,002	$3,951,077

Investor C
Shares sold	215,852	$2,040,247	553,796	$5,499,853
Shares issued in reinvestment of distributions	—	—	—	—
Shares redeemed	(381,703)	(3,556,395)	(285,252)	(2,793,874)

Net increase (decrease)	(165,851)	$(1,516,148)	268,544	$2,705,979

Total Net Increase	597,416	$6,201,400	35,596,075	$365,822,228

66	BLACKROCK FUNDS	JULY 31, 2014

Notes to Financial Statements (concluded)

	Year Ended July 31, 2014		Year Ended July 31, 2013
Global Long/Short Credit	Share	Amount	Share	Amount
Institutional
Shares sold	384,031,586	$4,166,759,625	127,117,761	$1,350,954,746
Shares issued in reinvestment of dividends and distributions	1,670,787	18,154,119	497,097	5,266,587
Shares redeemed	(89,252,890)	(969,404,048)	(14,847,896)	(157,704,568)

Net increase	296,449,483	$3,215,509,696	112,766,962	$1,198,516,765

Investor A
Shares sold	164,828,164	$1,776,057,015	87,456,273	$927,368,554
Shares issued in reinvestment of dividends and distributions	1,569,048	17,013,161	401,637	4,250,081
Shares redeemed	(108,029,505)	(1,176,975,951)	(8,983,325)	(95,244,107)

Net increase	58,367,707	$616,094,225	78,874,585	$836,374,528

Investor C
Shares sold	24,979,292	$268,221,216	14,361,198	$151,724,875
Shares issued in reinvestment of dividends and distributions	56,255	608,565	35,999	378,775
Shares redeemed	(3,990,693)	(43,022,164)	(847,200)	(8,932,962)

Net increase	21,044,854	$225,807,617	13,549,997	$143,170,688

Total Net Increase	375,862,044	$4,057,411,538	205,191,544	$2,178,061,981

11. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK FUNDS	JULY 31, 2014	67

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of BlackRock Funds and Shareholders of BlackRock Commodity Strategies Fund and BlackRock Global Long/ Short Credit Fund:

In our opinion, the accompanying statements of assets and liabilities (consolidated statement of assets and liabilities for BlackRock Commodity Strategies Fund), including the schedules of investments (consolidated schedule of investments for BlackRock Commodity Strategies Fund), and the related statements of operations (consolidated statement of operations for BlackRock Commodity Strategies Fund), and of changes in net assets (consolidated changes in net assets for BlackRock Commodity Strategies Fund) and the financial highlights (consolidated financial highlights for BlackRock Commodity Strategies Fund) present fairly, in all material respects, the financial position of Blackrock Commodity Strategies Fund and BlackRock Global Long/Short Credit Fund (two of the series constituting BlackRock Funds, hereafter collectively referred to as the “Funds”) at July 31, 2014, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United

States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

September 26, 2014

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid during the fiscal year ended July 31, 2014:

	Payable Dates	Qualified Dividend Income for Individuals[1]	Dividends Qualifying for the Dividends Received Deduction for Corporations[1]	Interest-Related Dividends and Qualified Short-Term Capital Gains for Non-U.S. Residents[2]	Federal Obligation Interest[3]
Global Long/Short Credit	August 2013 - December 2013	—	—	100.00%	1.18%
	January 2014 - July 2014	4.81%	3.54%	70.00%	—

[1]	The Fund hereby designates the percentage indicated above or the maximum amount allowable by law.

[2]	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

[3]

The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income taxes.

68	BLACKROCK FUNDS	JULY 31, 2014

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements

The Board of Trustees (the “Board,” and the members of which are referred to as “Board Members”) of BlackRock FundsSM (the “Trust”) met in person on April 24, 2014 (the “April Meeting”) and May 28-30, 2014 (the “May Meeting”) to consider the approval of the Trust’s investment advisory agreement (the “Advisory Agreement”) with BlackRock Advisors, LLC (the “Manager”), the Trust’s investment advisor, on behalf of BlackRock Commodity Strategies Fund (“Commodity Strategies Fund”) and BlackRock Global Long/Short Credit Fund (“Global Long/Short Credit Fund,” and together with Commodity Strategies Fund, the “Funds”), each a series of the Trust. The Board also considered the approval of the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and BlackRock International Limited (the “Sub-Advisor”) with respect to each Fund. At the May Meeting, it was noted that the sub-advisory agreement between the Manager and BlackRock Financial Management, Inc. with respect to Global Long/Short Credit Fund would expire effective July 1, 2014. It was noted that the non-renewal of the impacted sub-advisory agreement would not result in any change in the nature or quality of services provided to Global Long/ Short Credit Fund, or in the portfolio management team that serves Global Long/Short Credit Fund. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreement are referred to herein as the “Agreements.”

Activities and Composition of the Board

The Board consists of fifteen individuals, thirteen of whom are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Board are each Independent Board Members. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each extending over two or three days, and a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreements. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Funds by BlackRock, its personnel and its affiliates, including (as applicable) investment management; administrative and shareholder services; oversight of fund service providers; marketing services; risk oversight; compliance and assistance in meeting applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Funds and their shareholders. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance against their peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Funds for services, such as marketing and distribution, call center and fund accounting; (c) the Funds’ operating expenses and how BlackRock allocates expenses to the Funds; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective, policies and restrictions, and meeting new regulatory requirements; (e) the Trust’s compliance with its Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Trust’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment objectives across the open-end fund, exchange-traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable, and the similarities and differences between the services provided to these products as compared to the Funds; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

The Board has engaged in an ongoing strategic review with BlackRock of BlackRock’s product pipeline, opportunities to consolidate funds and BlackRock’s commitment to investment performance. BlackRock also furnished information to the Board in response to specific questions. These questions covered issues such as: BlackRock’s profitability, implementation of alternative investment strategies, investment performance, portfolio manager compensation and accountability, portfolio managers’ investments in the funds they manage, supplemental service agreements with third party distribution partners, subadvisory and advisory relationships with other clients (including mutual funds sponsored by third parties) and management fee levels and breakpoints. The Board further considered the importance of: (i) BlackRock’s management organization; (ii) marketing support for the funds; (iii) services provided to the funds by BlackRock affiliates; and (iv) BlackRock’s oversight of relationships with third party service providers.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreements. The Board is continuously engaged in a process with its independent legal counsel

BLACKROCK FUNDS	JULY 31, 2014	69

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on the fees and expenses of each Fund as compared with a peer group of funds as determined by Lipper (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds as determined by Lipper1; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by each Fund to BlackRock; (g) sales and redemption data regarding each Fund’s shares; and (h) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board, including all the Independent Board Members, approved the continuation of the Agreement between the Manager and the Trust with respect to each Fund and the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to each Fund, each for a one-year term ending June 30, 2015. In approving the continuation of the Agreements, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Funds; (d) each Fund’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance comparison as previously discussed; (e) economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with the Funds; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares and securities lending, services related to the valuation and pricing of the portfolio holdings of each Fund, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Funds and advice from independent legal counsel with respect to the review process and materials submitted for

[1]	Funds are ranked by Lipper in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared each Fund’s performance to the performance of a comparable group of mutual funds and/or the performance of a relevant benchmark, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide the Funds with certain administrative, shareholder and other services (in addition to any such services provided to the Funds by third parties) and officers and other personnel as are necessary for the operations of the Funds. In particular, BlackRock and its affiliates provide the Funds with the following administrative services including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; (vi) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger or consolidation of certain open-end funds; and (vii) performing other administrative functions necessary for the operation of the Funds, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

70	BLACKROCK FUNDS	JULY 31, 2014

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

B. The Investment Performance of the Funds and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April Meeting, the Board worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of each Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to other funds in its applicable Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review its methodology. The Board and its Performance Oversight and Contract Committee regularly review, and meet with Fund management to discuss, the performance of each Fund throughout the year.

The Board noted that for each of the one-year and since-inception periods reported, Commodity Strategies Fund ranked in the second quartile against its Lipper Performance Universe.

The Board noted that for the one-year and since-inception periods reported, Global Long/Short Credit Fund ranked in the second and third quartiles, respectively, against its Lipper Performance Universe. The Board noted the Fund’s improved performance during the one-year period.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Funds: The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with the other funds in its Lipper category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate, to those of other funds in its Lipper category. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Funds. The Board reviewed BlackRock’s profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2013 compared to available aggregate profitability data provided for the two prior years. The Board reviewed BlackRock’s profitability with respect to certain other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management and the relative product mix.

In addition, the Board considered the cost of the services provided to the Funds by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Funds and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of the Funds. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk and liability profile in servicing the Funds in contrast to what is required of BlackRock with respect to other products with similar investment objectives across the open-end fund, ETF, closed-end fund and institutional account product channels, as applicable.

The Board noted that the contractual management fee rate of each of the Funds ranked in the fourth quartile, and that the actual management fee rate and total expense ratio each ranked in the fourth quartile, relative to the relevant Fund’s Expense Peers. The Board further noted that each Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. Additionally, the Board noted that BlackRock has contractually agreed to a cap on each Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Funds increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which the Funds benefit from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Funds to participate in these economies of scale, for example through the use of revised breakpoints in the advisory fee based upon the asset level of the Funds. In their consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

BLACKROCK FUNDS	JULY 31, 2014	71

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (concluded)

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Funds, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Funds, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the pertinent Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including all the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Trust with respect to each Fund and the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to each Fund, each for a one-year term ending June 30, 2015. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Funds reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

72	BLACKROCK FUNDS	JULY 31, 2014

Officers and Trustees

Name, Address[1], and Year of Birth	Position(s) Held with Trust	Length of Time Served as a Trustee[3]	Principal Occupation(s) During Past 5 Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[2]
Ronald W. Forbes 1940	Co-Chairman of the Board and Trustee	Since 2007	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000.	33 RICs consisting of 155 Portfolios	None
Rodney D. Johnson 1941	Co-Chairman of the Board and Trustee	Since 2007	President, Fairmount Capital Advisors, Inc. from 1987 to 2013; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia from 2004 to 2012; Director, The Committee of Seventy (civic) from 2006 to 2012; Director, Fox Chase Cancer Center from 2004 to 2011.	33 RICs consisting of 155 Portfolios	None
David O. Beim 1940	Trustee	Since 2007	Professor of Professional Practice at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy from 2002 to 2012; Chairman, Wave Hill, Inc. (public garden and cultural center) from 1990 to 2006.	33 RICs consisting of 155 Portfolios	None
Frank J. Fabozzi 1948	Trustee	Since 2014	Editor of and Consultant for The Journal of Portfolio Management since 2006; Professor of Finance, EDHEC Business School since 2011; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011; Adjunct Professor of Finance and Becton Fellow, Yale University from 1994 to 2006.	115 RICs consisting of 237 Portfolios	None
Dr. Matina S. Horner 1939	Trustee	Since 2004	Executive Vice President of Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	33 RICs consisting of 155 Portfolios	NSTAR (electric and gas utility)
Herbert I. London 1939	Trustee	Since 2007	Professor Emeritus, New York University since 2005; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President Emeritus, Hudson Institute (policy research organization) from 2011 to 2012, President thereof from 1997 to 2011 and Trustee from 1980 to 2012; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. (global internet service) since 2005; Director, Cerego, LLC (educational software) since 2005; Director, Cybersettle (online adjudication) since 2009; Director, AIMS Worldwide, Inc. (marketing) from 2007 to 2012.	33 RICs consisting of 155 Portfolios	None
Ian A. MacKinnon 1948	Trustee	Since 2012	Director, Kennett Capital, Inc. (investments) since 2006; Director, Free Library of Philadelphia from 1998 to 2008.	33 RICs consisting of 155 Portfolios	None
Cynthia A. Montgomery 1952	Trustee	Since 2007	Professor, Harvard Business School since 1989; Director, McLean Hospital from 2005 to 2012; Director, Harvard Business School Publishing from 2005 to 2010.	33 RICs consisting of 155 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Joseph P. Platt 1947	Trustee	Since 2007	Director, Jones and Brown (Canadian insurance broker) since 1998; General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Director, The West Penn Allegheny Health System (a not-for-profit health system) from 2008 to 2013; Partner, Amarna Corporation, LLC (private investment company) from 2002 to 2008.	33 RICs consisting of 155 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company)
Robert C. Robb, Jr. 1945	Trustee	Since 2007	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	33 RICs consisting of 155 Portfolios	None
Toby Rosenblatt 1938	Trustee	Since 2005	President, Founders Investments Ltd. (private investments) since 1999; Director, Forward Management, LLC since 2007; Director, College Access Foundation of California (philanthropic foundation) since 2009; Director, A.P. Pharma, Inc. (specialty pharmaceuticals) from 1983 to 2011; Director, The James Irvine Foundation (philanthropic foundation) from 1998 to 2008.	33 RICs consisting of 155 Portfolios	None

BLACKROCK FUNDS	JULY 31, 2014	73

Officers and Trustees (continued)

Name, Address[1], and Year of Birth	Position(s) Held with Trust	Length of Time Served as a Trustee[3]	Principal Occupation(s) During Past 5 Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[2] (concluded)
Kenneth L. Urish 1951	Trustee	Since 2007	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Immediate past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	33 RICs consisting of 155 Portfolios	None
Frederick W. Winter 1945	Trustee	Since 2007	Director, Alkon Corporation (pneumatics) since 1992; Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh from 2005 to 2013 and Dean thereof from 1997 to 2005; Director, Tippman Sports (recreation) from 2005-2013; Director, Indotronix International (IT services) from 2004 to 2008.	33 RICs consisting of 155 Portfolios	None

[1]     The address of each Trustee is c/o BlackRock, Inc., Park Avenue Plaza 55, East 52nd Street, New York, NY 10055.

[2]     Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 75. The Board has determined to extend the terms of Trustees on a case-by-case basis, as appropriate.

[3]     Date shown is the earliest date a person has served for the Trust. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Trustees as joining the Trust’s board in 2007, those Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: David O. Beim, 1998; Ronald W. Forbes, 1977; Dr. Matina S. Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1998; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999. Frank J. Fabozzi first became a member of the board of other funds advised by BlackRock Advisors, LLC or its affiliates in 1988.

Interested Trustees[4]
Paul L. Audet 1953	Trustee	Since 2007	Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	144 RICs consisting of 334 Portfolios	None
Henry Gabbay 1947	Trustee	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	144 RICs consisting of 334 Portfolios	None

[4]     Mr. Audet is an “interested person,” as defined in the 1940 Act, of the Trust based on his positions with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Trust based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet, Dr. Fabozzi and Mr. Gabbay are also directors of the BlackRock registered closed-end funds and directors of other BlackRock registered open-end funds. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 75. The Board has determined to extend the terms of Trustees on a case-by-case basis, as appropriate.

74	BLACKROCK FUNDS	JULY 31, 2014

Officers and Trustees (concluded)

Name, Address[1], and Year of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Trust Officers[2]
John M. Perlowski 1964	President and Chief Executive Officer	Since 2010	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009
Richard Hoerner, CFA 1958	Vice President	Since 2009	Managing Director of BlackRock since 2000; Head of the Global Cash Group since 2013; Co-head of the Global Cash and Securities Lending Group from 2010 to 2013; Member of the Cash Management Group Executive Committee since 2005.
Brendan Kyne 1977	Vice President	Since 2009	Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Americas Product Development for BlackRock since 2013; Head of Product Development and Management for BlackRock’s U.S. Retail Group from 2009 to 2013 and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.
Neal Andrews 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2014	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Benjamin Archibald 1975	Secretary	Since 2012	Managing Director of BlackRock since 2014; Director of BlackRock from 2010 to 2013; Assistant Secretary to the funds from 2010 to 2012; General Counsel and Chief Operating Officer of Uhuru Capital Management from 2009 to 2010; Executive Director and Counsel of Goldman Sachs Asset Management from 2005 to 2009.
[1] The address of each Trustee is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. [2] Officers of the Trust serve at the pleasure of the Board.
Further information about the Trust’s Officers and Trustees is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.

Effective May 30, 2014, Brian Kindelan resigned as Chief Compliance Officer and Anti-Money Laundering Officer of the Trust and Charles Park became Chief Compliance Officer and Anti-Money Laundering Officer of the Trust.

Investment Advisor and Co-Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Sub-Advisor BlackRock International Limited[1,2] Edinburgh, Scotland EH3 8BL	Custodian The Bank of New York Mellon New York, NY 10286	Distributor BlackRock Investments, LLC New York, NY 10022

Accounting Agent, Co-Administrator and Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Legal Counsel Sidley Austin LLP New York, NY 10019	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Philadelphia, PA 19103	Address of the Trust 100 Bellevue Parkway Wilmington, DE 19809

[1]	For Commodity Strategies.

[2]	For Global Long/Short Credit.

BLACKROCK FUNDS	JULY 31, 2014	75

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Funds’ websites or shareholders can sign up for
e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Funds’ electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1)	Access the BlackRock website at
http://www.blackrock.com/ edelivery

2)	Select “eDelivery” under the “More Information” section

3)	Log into your account

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.
Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http:// www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling
(800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http:// www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http:// www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

76	BLACKROCK FUNDS	JULY 31, 2014

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK FUNDS	JULY 31, 2014	77

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock ACWI ex-US Index Fund

BlackRock All-Cap Energy & Resources Portfolio

BlackRock Basic Value Fund

BlackRock Capital Appreciation Fund

BlackRock Commodity Strategies Fund

BlackRock Disciplined Small Cap Core Fund

BlackRock Emerging Markets Dividend Fund

BlackRock Emerging Markets Fund

BlackRock Emerging Markets Long/Short Equity Fund

BlackRock Energy & Resources Portfolio

BlackRock Equity Dividend Fund

BlackRock EuroFund

BlackRock Flexible Equity Fund

BlackRock Focus Growth Fund

BlackRock Global Dividend Portfolio

BlackRock Global Long/Short Equity Fund

BlackRock Global Opportunities Portfolio

BlackRock Global SmallCap Fund

BlackRock Health Sciences Opportunities Portfolio

BlackRock International Fund

BlackRock International Index Fund

BlackRock International Opportunities Portfolio

BlackRock Large Cap Core Fund

BlackRock Large Cap Core Plus Fund

BlackRock Large Cap Growth Fund

BlackRock Large Cap Value Fund

BlackRock Latin America Fund

BlackRock Long-Horizon Equity Fund

BlackRock Mid-Cap Growth Equity Portfolio

BlackRock Mid-Cap Value Opportunities Fund

BlackRock Natural Resources Trust

BlackRock Pacific Fund

BlackRock Real Estate Securities Fund

BlackRock Russell 1000® Index Fund

BlackRock Science & Technology Opportunities Portfolio

BlackRock Small Cap Growth Equity Portfolio

BlackRock Small Cap Growth Fund II

BlackRock Small Cap Index Fund

BlackRock S&P 500 Stock Fund

BlackRock U.S. Opportunities Portfolio

BlackRock Value Opportunities Fund

Taxable Fixed Income Funds

BlackRock Bond Index Fund

BlackRock Core Bond Portfolio

BlackRock CoreAlpha Bond Fund

BlackRock CoRI Funds

    2015

    2017

    2019

    2021

    2023

BlackRock Emerging Markets Flexible Dynamic

    Bond Portfolio

BlackRock Floating Rate Income Portfolio

BlackRock Global Long/Short Credit Fund

BlackRock GNMA Portfolio

BlackRock High Yield Bond Portfolio

BlackRock Inflation Protected Bond Portfolio

BlackRock Investment Grade Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock Secured Credit Portfolio

BlackRock Short Obligations Fund

BlackRock Short-Term Treasury Fund

BlackRock Strategic Income Opportunities Portfolio

BlackRock Total Return Fund

BlackRock U.S. Government Bond Portfolio

BlackRock U.S. Mortgage Portfolio

BlackRock Ultra-Short Obligations Fund

BlackRock World Income Fund

Municipal Fixed Income Funds

BlackRock California Municipal Bond Fund

BlackRock High Yield Municipal Fund

BlackRock National Municipal Fund

BlackRock New Jersey Municipal Bond Fund

BlackRock New York Municipal Bond Fund

BlackRock Pennsylvania Municipal Bond Fund

BlackRock Short-Term Municipal Fund

BlackRock Strategic Municipal Opportunities Fund

Mixed Asset Funds

BlackRock Balanced Capital Fund	LifePath® Active Portfolios		LifePath® Index Portfolios
BlackRock Emerging Market Allocation Portfolio	2015	2040	Retirement	2040
BlackRock Global Allocation Fund	2020	2045	2020	2045
BlackRock Managed Volatility Portfolio	2025	2050	2025	2050
BlackRock Multi-Asset Income Portfolio	2030	2055	2030	2055
BlackRock Multi-Asset Real Return Fund	2035		2035
BlackRock Multi-Manager Alternative Strategies Fund
BlackRock Strategic Risk Allocation Fund

BlackRock Prepared Portfolios	LifePath® Portfolios
Conservative Prepared Portfolio	Retirement	2040
Moderate Prepared Portfolio	2020	2045
Growth Prepared Portfolio	2025	2050
Aggressive Growth Prepared Portfolio	2030	2055
	2035

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

78	BLACKROCK FUNDS	JULY 31, 2014

This report is intended for existing shareholders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

CSGLSC-7/14-AR

JULY 31, 2014

ANNUAL REPORT	BLACKROCK®

BlackRock FundsSM

„   BlackRock Multi-Asset Real Return Fund

„   BlackRock Strategic Risk Allocation Fund

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

2	BLACKROCK FUNDS	JULY 31, 2014

Shareholder Letter

Dear Shareholder,

The latter part of 2013 was a strong period for equities and other risk assets such as high yield bonds, despite the mixed tone of economic and financial news and uncertainty as to when and by how much the U.S. Federal Reserve would begin to gradually reduce (or “taper”) its asset purchase programs. Stock markets rallied in September when the Fed defied investors’ expectations with its decision to delay tapering. The momentum was disrupted temporarily, however, when the U.S. debt ceiling debate led to a partial government shutdown, roiling financial markets globally until a compromise was struck in mid-October. The remainder of 2013 was generally positive for developed market stocks, while fixed income and emerging market investments struggled as Fed tapering became increasingly imminent. When the central bank ultimately announced its tapering plans in mid-December, equity investors reacted positively, as this action signaled the Fed’s perception of real improvement in the economy.

Most asset classes continued to move higher in 2014 despite the pull back in Fed stimulus. The year got off to a rocky start, however. A number of emerging economies showed signs of financial stress while facing the broader headwind of diminishing global liquidity. These risks, combined with disappointing U.S. economic data, caused equities to decline in January while bond markets found renewed strength from investors seeking relatively safer assets.

Although these headwinds persisted, equities were back on the rise in February as investors were encouraged by a one-year extension of the U.S. debt ceiling and market-friendly comments from the new Fed Chairwoman, Janet Yellen. While it was clear that U.S. economic data had softened, investors were assuaged by increasing evidence that the trend was temporary and weather-related, and continued to take on risk given expectations that growth would pick up later in the year.

In the months that followed, interest rates trended lower and bond prices climbed higher in the modest growth environment. Financial markets exhibited a remarkably low level of volatility despite rising geopolitical risks and mixed global economic news. Tensions in Russia and Ukraine and signs of decelerating growth in China caused some turbulence, but markets were resilient as investors focused on signs of improvement in the U.S. recovery, stronger corporate earnings and increased merger-and-acquisition activity. Importantly, investors were comforted by comments from the Fed offering reassurance that no changes to short-term interest rates were on the horizon.

In the low-rate environment, investors looked to equities as a source of yield, pushing major indices to record highs. As stock prices moved higher, investors soon became wary of stretched valuations and a new theme emerged in the markets. Stocks that had experienced significant price appreciation in 2013, particularly growth and momentum names, broadly declined as investors fled to stocks with cheaper valuations. This rotation resulted in the strongest performers of 2013 struggling most in 2014, and vice versa. Especially hard hit were U.S. small cap and European stocks where earnings growth had not kept pace with recent market gains. In contrast, emerging market stocks benefited from the trend. As a number of developing countries took steps to stabilize their finances, investors looked past political risks – hardly batting an eye at a military coup in Thailand – and poured back into these attractively priced investments.

Asset prices tend to be more vulnerable to bad news when investors believe valuations are stretched. Consequently, markets came under pressure in July as geopolitical tensions intensified with the tragic downing of a Malaysian civilian airliner over Ukraine, the continued fragmentation of Iraq and a ground war between Israel and Hamas in Gaza. As the period came to a close, financial troubles in Argentina and Portugal as well as new U.S. and European sanctions on Russia were additional headwinds for the markets.

Despite a host of challenges, most asset classes generated solid returns for the six- and 12-month periods ended July 31, 2014, with equities generally outperforming fixed income. Emerging market equities delivered impressive gains. Developed markets also performed well, although small cap stocks lagged due to relatively higher valuations. Most fixed income assets produced positive returns even as the Fed reduced its open-market purchases. Tax-exempt municipal bonds benefited from a favorable supply-and-demand environment. Short-term interest rates remained near zero, keeping yields on money market securities close to historic lows.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit www.blackrock.com for further insight about investing in today’s world.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Asset prices pushed higher over the period despite modest global growth, geopolitical risks and a shift toward tighter U.S. monetary policy.

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of July 31, 2014
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	9.44%	16.94%
U.S. small cap equities (Russell 2000® Index)	(0.30)	8.56
International equities (MSCI Europe, Australasia, Far East Index)	7.03	15.07
Emerging market equities (MSCI Emerging Markets Index)	15.70	15.32
3-month Treasury bill (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.02	0.05
U.S. Treasury securities (BofA Merrill Lynch 10- Year U.S. Treasury Index)	2.71	3.50
U.S. investment grade bonds (Barclays U.S. Aggregate Bond Index)	2.16	3.97
Tax-exempt municipal bonds (S&P Municipal Bond Index)	4.11	7.38
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	3.33	8.18

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of July 31, 2014	BlackRock Multi-Asset Real Return Fund

Investment Objective

BlackRock Multi-Asset Real Return Fund’s (the “Fund”) investment objective is to seek to generate returns in excess of the actual rate of inflation over a complete market cycle.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended July 31, 2014, the Fund’s Institutional and Investor A Shares outperformed the benchmark, the Barclays U.S. Treasury Inflation Protected Securities (“TIPS”) Index, while the Fund’s Investor C Shares underperformed. For the same period, all of the Fund’s share classes outperformed the U.S. Consumer Price Index.

What factors influenced performance?

•

During the period, risk asset prices moved higher and, consequently, major contributors to performance included positions within health care, natural resource equities, real estate-related securities and Master Limited Partnerships (“MLPs”). Additionally, exposure to lower quality fixed income securities contributed to performance as this segment continued to benefit from strong investor demand for higher income in the low interest rate environment.

•

Allocations to commodities and gold were the largest detractors from returns as an economic slowdown within emerging markets and the gradual reduction of the U.S. Federal Reserve’s stimulus programs led to weak performance in these sectors.

Describe recent portfolio activity.

•

In the beginning of the 12-month period, the Fund increased its holdings in floating rate bank loans and investment grade credits to capitalize on attractive spread levels. Later in the period, the Fund sought to further diversify its fixed income credit exposure by reducing the allocation to floating rate bank loans while adding to high yield holdings. The Fund eliminated its short-term TIPS position as expensive valuations in this area of the market have rendered the asset class less attractive. Toward the end of the period, the Fund reduced its allocations to high yield bonds and floating rate bank loans as valuations became less attractive in these sectors. The Fund increased exposure to cyclical sectors including health care and financials, consistent with a positive outlook regarding U.S. growth. Lastly, the Fund added direct exposure to Brent oil (i.e., light sweet crude) given escalating turmoil in the Middle East, which has the potential to create upward pressure on oil prices.

•	The Fund held cash at the end of the period in order to help reduce overall portfolio risk. The cash balance did not have a material impact on performance.

Describe Fund positioning at period end.

•

At period end, the Fund was allocated across a number of diverse asset classes. In fixed income, the Fund held floating rate bank loans, TIPS and high yield bonds. The Fund also held allocations in equities, commodities, MLPs and real estate investment trusts (“REITS”), while maintaining a small cash position.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments

Investment Companies	63%
U.S. Treasury Obligations	26
Common Stocks	11

Ten Largest Holdings	Percent of Long-Term Investments

BlackRock Floating Rate Income Portfolio, Institutional Class	25%
U.S. Treasury Inflation Indexed Notes	19
Health Care Select Sector SPDR Fund	9
Financial Select Sector SPDR Fund	9
Energy Select Sector SPDR Fund	7
U.S. Treasury Inflation Indexed Bonds	7
SPDR S&P Oil & Gas Equipment & Services ETF	6
iShares Gold Trust	5
iShares S&P GSCI Commodity Indexed Trust	1
Enterprise Products Partners LP	1

4	BLACKROCK FUNDS	JULY 31, 2014

BlackRock Multi-Asset Real Return Fund

Total Return Based on a $10,000 Investment

[1]

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]

The Fund uses an asset allocation strategy, investing varying percentages of its portfolio in the following major categories: TIPS, equity securities, commodity-related securities, REITs, MLPs and bonds.

[3]	This is an index that measures the performance of the inflation-protected public obligations of the U.S. Treasury.

[4]	This is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

[5]	Commencement of operations.

Performance Summary for the Period Ended July 31, 2014
		Average Annual Total Returns[6]
		1 Year		Since Inception[7]
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	4.00%	4.61%	N/A	5.88%	N/A
Investor A	3.81	4.34	(1.14)%	5.58	2.07%
Investor C	3.44	3.56	2.56	4.83	4.83
Barclays U.S. TIPS Index	3.81	3.71	N/A	(2.34)	N/A
U.S. Consumer Price Index	2.33	2.13	N/A	2.20	N/A

[6]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 8 for a detailed description of share classes, including any related sales charges and fees.

[7]	The Fund commenced operations on December 27, 2012.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example
	Actual			Hypothetical[9]
	Beginning Account Value February 1, 2014	Ending Account Value July 31, 2014	Expenses Paid During the Period[8]	Beginning Account Value February 1, 2014	Ending Account Value July 31, 2014	Expenses Paid During the Period[8]	Annualized Expense Ratio
Institutional	$1,000.00	$1,040.00	$4.05	$1,000.00	$1,020.83	$4.01	0.80%
Investor A	$1,000.00	$1,038.10	$5.31	$1,000.00	$1,019.59	$5.26	1.05%
Investor C	$1,000.00	$1,034.40	$9.08	$1,000.00	$1,015.87	$9.00	1.80%

[8]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[9]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal period divided by 365.

See “Disclosure of Expenses” on page 8 for further information on how expenses were calculated.

BLACKROCK FUNDS	JULY 31, 2014	5

Fund Summary as of July 31, 2014	BlackRock Strategic Risk Allocation Fund

Investment Objective

BlackRock Strategic Risk Allocation Fund’s (the “Fund”) investment objective is to seek total return.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended July 31, 2014, the Fund underperformed its custom blended benchmark index, 60% MSCI World Index Hedged USD Net/40% Barclays U.S. Aggregate Bond Index.

What factors influenced performance?

•

The Fund has a global multi-asset strategy designed to balance sources of risk and return more optimally than traditional asset allocation portfolios. The Fund will determine the appropriate allocation across classes by seeking a balance of exposure to risks such as interest rate, credit, inflation, liquidity, economic and emerging market risks.

•	Commodities represented the only asset class that negatively impacted the Fund’s return for the period.

•

In periods of rising equity markets, as seen during the period, the Fund will tend to underperform the comparative index. The performance of the blend of 60% MSCI World Index Hedged USD Net/40% Barclays US Aggregate Bond Index is primarily determined by the performance of equity markets. Measured in terms of risk rather than dollars, the comparative index has an allocation of approximately 90% in equities and 10% in bonds.

•

From an asset class perspective, exposure to global government bonds contributed the most to the Fund’s positive return for the period, followed by global high yield positions. Looking at performance in terms of risk allocation, the Fund’s exposures to economic risk and interest rate risk were the largest contributors. Economic risk exposure was achieved by investing in equities, commodities and REITs. Interest rate exposure was achieved by investing in government and corporate bonds.

•	The Fund uses derivatives as a part of its investment strategy. Derivatives are used by the Fund as a means of taking long-term positions in global markets and to achieve and/or manage various risk exposures, which may include economic, interest rate, emerging markets, credit, inflation and liquidity risks. During the period, the Fund’s derivatives holdings had a positive impact on returns.

•	The Fund held cash that was committed for pending transactions. The cash balance did not have a material impact on performance.

Describe recent portfolio activity.

•

From a broad risk allocation perspective, the Fund reduced exposure to interest rate, emerging market and credit risks during the 12-month period. More specifically, the Fund reduced exposure to interest rate risk early in the period by decreasing allocations to inflation-linked bonds and other fixed income assets. In the second quarter of 2014, the Fund reduced its position in emerging market debt in order to limit the risk of contagion given the possibility of an Argentine debt default (which ultimately transpired at the end of the period). Additionally, the Fund entered into interest rate contracts to further reduce exposure to the risk of rising interest rates. Also during the period, the Fund reduced credit risk by paring back its corporate bond holdings as the ongoing low yield environment increased the risk of a market correction in this space.

Describe Fund positioning at period end.

•

As of period end, the Fund maintained its full target risk allocation. The Fund’s investments were allocated across a broad range of global asset classes including equities and real assets as well as developed and emerging market sovereign bonds and credits.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments

U.S. Treasury Obligations	50%
Foreign Government Obligations	34
Investment Companies	16

Portfolio Holdings	Percent of Long-Term Investments

U.S. Treasury Notes	50%
iShares TIPS Bond ETF	16
Republic of France	14
United Kingdom Gilt Inflation Linked Bond	10
Deutsche Bundesrepublik Inflation Linked Bond	5
Australia Government Bond	5

6	BLACKROCK FUNDS	JULY 31, 2014

BlackRock Strategic Risk Allocation Fund

Total Return Based on a $10,000 Investment

[1]

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]

The Fund invests in a broad range of global asset classes, such as equity securities, fixed and floating rate debt instruments, derivatives, other investment companies, REITs and commodity-related instruments.

[3]	This customized weighted index is comprised of the returns of the 60% MSCI World Index Hedged USD Net/40% Barclays U.S. Aggregate Bond Index.

[4]

This is an index composed of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States and calculated with net dividends reinvested daily on the ex-dividends date 100% hedged to USD using 1-month forward exchange rates.

[5]

A widely recognized unmanaged market-weighted index, comprised of investment-grade corporate bonds rated BBB or better, mortgages and U.S. Treasury and U.S. Government agency issues with at least one year to maturity.

[6]	Commencement of operations.

Performance Summary for the Period Ended July 31, 2014
		Average Annual Total Returns[7]
		1 Year		Since Inception[8]
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	8.01%	10.24%	N/A	3.46%	N/A
Investor A	7.80	9.92	4.15%	3.20	(0.24)%
Investor C	7.40	9.09	8.09	2.36	2.36
60% MSCI World Index Hedged USD Net/40% Barclays U.S. Aggregate Bond Index	5.73	10.67	N/A	12.49	N/A
MSCI World Index Hedged USD Net	8.14	15.22	N/A	20.70	N/A
Barclays U.S. Aggregate Bond Index	2.16	3.97	N/A	0.93	N/A

[7]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 8 for a detailed description of share classes, including any related sales charges and fees.

[8]	The Fund commenced operations on December 27, 2012.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example
	Actual			Hypothetical[10]
	Beginning Account Value February 1, 2014	Ending Account Value July 31, 2014	Expenses Paid During the Period[9]	Beginning Account Value February 1, 2014	Ending Account Value July 31, 2014	Expenses Paid During the Period[9]	Annualized Expense Ratio
Institutional	$1,000.00	$1,080.10	$5.16	$1,000.00	$1,019.84	$5.01	1.00%
Investor A	$1,000.00	$1,078.00	$6.44	$1,000.00	$1,018.60	$6.26	1.25%
Investor C	$1,000.00	$1,074.00	$10.28	$1,000.00	$1,014.88	$9.99	2.00%

[9]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period shown).

[10]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal period divided by 365.

See “Disclosure of Expenses” on page 8 for further information on how expenses were calculated.

BLACKROCK FUNDS	JULY 31, 2014	7

About Fund Performance

•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

•

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase.

•

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Figures shown in each of the performance tables on the previous pages assume reinvestment of all dividends and distributions, if any, at net asset value (“NAV”) on the ex-dividend/payable dates. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor, has contractually agreed to waive and/or reimburse a portion of each Fund’s expenses. Without such waiver and/or reimbursement, each Fund’s performance would have been lower. The Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 5 of the Notes to Consolidated Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Funds may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense examples shown on the previous pages (which are based on a hypothetical investment of $1,000 invested on February 1, 2014 and held through July 31, 2014) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the headings entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

8	BLACKROCK FUNDS	JULY 31, 2014

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments, including financial futures contracts, forward foreign currency exchange contracts, options and swaps, as specified in Note 4 of the Notes to Consolidated Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market, equity, credit, interest rate, foreign currency exchange rate and/or commodity risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Funds’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation a Fund can realize on an investment, may result in lower dividends paid to shareholders and/or may cause a Fund to hold an investment that it might otherwise sell. The Funds’ investments in these instruments are discussed in detail in the Notes to Consolidated Financial Statements.

BLACKROCK FUNDS	JULY 31, 2014	9

Consolidated Schedule of Investments July 31, 2014	BlackRock Multi-Asset Real Return Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Independent Power and Renewable Electricity Producers — 0.1%
NextEra Energy Partners LP (a)	1,110	$37,784
Oil, Gas & Consumable Fuels — 3.6%
Access Midstream Partners LP	3,990	240,278
Delek Logistics Partners LP	2,860	95,095
Enable Midstream Partners LP	1,980	47,164
Energy Transfer Partners LP	1,790	99,775
Enterprise Products Partners LP	4,090	305,114
EQT Midstream Partners LP	1,810	156,637
Genesis Energy LP	2,800	146,972
Kinder Morgan, Inc.	3,070	110,459
Magellan Midstream Partners LP	3,390	271,844
MarkWest Energy Partners LP	3,190	222,662
MPLX LP	2,440	138,470
ONEOK Partners LP	1,590	89,167
PBF Logistics LP	1,690	43,450
Phillips 66 Partners LP	590	37,732
Plains All American Pipeline LP	3,750	215,064
QEP Midstream Partners LP	2,400	58,776
Rose Rock Midstream LP	570	30,330
Sunoco Logistics Partners LP	4,360	193,540
Targa Resources Partners LP	1,620	108,346
Tesoro Logistics LP	1,960	130,575
Valero Energy Partners LP	1,200	55,776

		2,797,226
Real Estate Investment Trusts (REITs) — 3.9%
Acadia Realty Trust	1,231	34,751
Alexandria Real Estate Equities, Inc.	498	39,143
Allied Properties Real Estate Investment Trust	1,115	35,750
Alstria Office REIT-AG	4,093	54,193
American Homes 4 Rent, Class A	758	13,811
American Realty Capital Properties, Inc.	543	7,119
American Tower Corp.	425	40,116
Astro Japan Property Group	19,989	78,018
AvalonBay Communities, Inc.	711	105,285
Big Yellow Group PLC	3,477	29,439
Boardwalk Real Estate Investment Trust	486	28,928
Boston Properties, Inc.	1,101	131,514
Cambridge Industrial Trust	36,000	20,580
Camden Property Trust	701	50,724
Canadian Real Estate Investment Trust	689	28,922
CDL Hospitality Trusts	16,000	22,364
CyrusOne, Inc.	1,442	35,834
DCT Industrial Trust, Inc.	3,722	29,143
DDR Corp.	2,644	46,376

Common Stocks	Shares	Value
Real Estate Investment Trusts (REITs) (concluded)
Derwent London PLC	951	$42,827
Duke Realty Corp.	2,731	49,131
EPR Properties	839	45,222
Equity Residential	1,484	95,941
Essex Property Trust, Inc.	364	69,003
Extra Space Storage, Inc.	1,562	80,802
Federal Realty Investment Trust	517	63,126
Federation Centres	20,240	48,117
General Growth Properties, Inc.	3,900	91,143
GLP J-Reit	25	27,866
Goodman Group	9,839	48,235
Hammerson PLC	3,573	36,130
Health Care REIT, Inc.	654	41,614
Host Hotels & Resorts, Inc.	2,020	43,915
Invincible Investment Corp.	305	77,401
Japan Real Estate Investment Corp.	7	39,347
Kenedix Office Investment Corp.	5	27,153
The Link REIT	11,500	65,246
Londonmetric Property PLC	10,472	24,929
McKay Securities PLC	9,167	35,126
Mirvac Group	33,779	56,506
National Health Investors, Inc.	759	45,381
Nippon Prologis REIT, Inc.	13	30,238
Parkway Properties, Inc.	1,403	29,084
Pebblebrook Hotel Trust	1,237	45,027
Prologis, Inc.	1,460	59,583
Public Storage	174	29,860
RioCan Real Estate Investment Trust	1,767	43,885
Sabra Health Care REIT, Inc.	1,970	54,569
Simon Property Group, Inc.	1,394	234,457
SL Green Realty Corp.	490	52,822
Spirit Realty Capital, Inc.	4,355	50,387
STAG Industrial, Inc.	1,659	37,892
Sunstone Hotel Investors, Inc.	3,673	52,120
Unibail-Rodamco SE	239	64,156
Ventas, Inc.	1,708	108,458
Vornado Realty Trust	366	38,803
Westfield Corp.	13,036	90,615

		3,008,127
Real Estate Management & Development — 1.2%
Atrium Ljungberg AB, Class B	3,458	54,691
Global Logistic Properties Ltd.	32,000	71,237
Hemfosa Fastigheter AB (a)	2,507	40,038
Hongkong Land Holdings Ltd.	7,000	46,620
Kennedy Wilson Europe Real Estate PLC (a)	2,772	49,701
Kungsleden AB	5,148	36,125
LEG Immobilien AG	1,247	87,464

Portfolio Abbreviations

ASX	Australian Securities Exchange	INR	Indian Rupee	S&P	Standard & Poor’s
AUD	Australian Dollar	JPY	Japanese Yen	SEK	Swedish Krona
BRL	Brazilian Real	KRW	Korean Won	SGD	Singapore Dollar
CAD	Canadian Dollar	FTSE	Financial Times Stock Exchange	SPDR	Standard & Poor’s Depositary Receipts
CBOE	Chicago Board Option Exchange	LIBOR	London Interbank Offered Rate	SPI	Share Price Index Futures
CHF	Swiss Franc	MLP	Master Limited Partnership	TIPS	Treasury Inflation Protected Securities
ETF	Exchange-Traded Fund	MYR	Malaysian Ringgit	TOPIX	Tokyo Stock Price Index
EUR	Euro	REIT	Real Estate Investment Trust	TWD	Taiwan New Dollar
GBP	British Pound	RUB	Russian Ruble	USD	U.S. Dollar
HKD	Hong Kong Dollar

See Notes to Consolidated Financial Statements.

10	BLACKROCK FUNDS	JULY 31, 2014

Consolidated Schedule of Investments (continued)	BlackRock Multi-Asset Real Return Fund
(Percentages shown are based on Net Assets)

Common Stocks		Shares	Value
Real Estate Management & Development (concluded)
Mitsubishi Estate Co. Ltd.		3,000	$73,359
Mitsui Fudosan Co. Ltd.		4,000	132,095
Nomura Real Estate Holdings, Inc.		1,800	33,444
ST Modwen Properties PLC		7,015	43,904
Sumitomo Realty & Development Co. Ltd.		2,000	82,576
Sun Hung Kai Properties Ltd.		7,000	106,255
The Wharf Holdings Ltd.		7,000	55,790

			913,299
Total Common Stocks — 8.8%			6,756,436

Investment Companies
Equity Funds — 29.3%
Alerian MLP ETF		6,174	114,034
Energy Select Sector SPDR Fund		46,867	4,528,758
Financial Select Sector SPDR Fund		238,576	5,346,488
Health Care Select Sector SPDR Fund		88,557	5,394,892
iShares Gold Trust (a)(b)		248,203	3,082,681
iShares S&P GSCI Commodity Indexed Trust (a)(b)		10,765	344,480
SPDR S&P Oil & Gas Equipment & Services ETF		83,293	3,739,023

			22,550,356
Fixed Income Funds — 20.4%
BlackRock Floating Rate Income Portfolio, Institutional Class (b)		1,465,343	15,356,798
iShares iBoxx $ High Yield Corporate Bond ETF (b)(c)		2,304	212,982
iShares TIPS Bond ETF (b)		1,728	198,564

			15,768,344
Total Investment Companies — 49.7%			38,318,700

U.S. Treasury Obligations	Par (000)
U.S. Treasury Inflation Indexed Bonds:
2.38%, 1/15/25-1/15/27	USD	738	896,427
2.00%, 1/15/26		342	401,665
1.75%, 1/15/28		273	314,300
3.63%, 4/15/28		235	330,597
2.50%, 1/15/29		266	336,264
3.88%, 4/15/29		282	412,859

U.S. Treasury Obligations	Par (000)		Value
3.38%, 4/15/32	USD	107	$155,103
2.13%, 2/15/40-2/15/41		333	429,155
0.75%, 2/15/42		326	310,306
0.63%, 2/15/43		238	218,537
1.38%, 2/15/44		248	275,726
U.S. Treasury Inflation Indexed Notes:
2.00%, 1/15/16		354	370,293
0.13%, 4/15/16-7/15/24		5,053	5,108,714
2.50%, 7/15/16		342	367,788
2.38%, 1/15/17		295	319,700
2.63%, 7/15/17		252	279,918
1.63%, 1/15/18		267	288,344
1.38%, 7/15/18-1/15/20		606	657,438
2.13%, 1/15/19		249	278,088
1.88%, 7/15/19		279	310,590
1.25%, 7/15/20		524	569,279
1.13%, 1/15/21		598	643,071
0.63%, 7/15/21-1/15/24		1,358	1,411,032
0.38%, 7/15/23		721	732,044
Total U.S. Treasury Obligations — 20.0%			15,417,238
Total Long-Term Investments (Cost — $59,669,179) — 78.5%			60,492,374

Short-Term Securities		Shares
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (b)(d)		18,058,622	18,058,622
		Beneficial Interest (000)
BlackRock Liquidity Series, LLC, Money Market Series, 0.19% (b)(d)(e)	USD	95	95,250
Total Short-Term Securities (Cost — $18,153,872) — 23.6%			18,153,872
Total Investments (Cost — $77,823,051) — 102.1%			78,646,246
Liabilities in Excess of Other Assets — (2.1)%			(1,621,702)

Net Assets — 100.0%			$77,024,544

See Notes to Consolidated Financial Statements.

BLACKROCK FUNDS	JULY 31, 2014	11

Consolidated Schedule of Investments (continued)	BlackRock Multi-Asset Real Return Fund

Notes to Consolidated Schedule of Investments

(a)	Non-income producing security.

(b)	Investments in issuers considered to be affiliates of the Fund during the year ended July 31, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at July 31, 2013	Shares/ Beneficial Interest Purchased		Shares Sold	Shares/ Beneficial Interest Held at July 31, 2014	Value at July 31, 2014	Income	Realized Gain (Loss)
BlackRock Floating Rate Income Portfolio, Institutional Class	296,088	1,873,775		(704,520)	1,465,343	$15,356,798	$427,898	$(16,961)
BlackRock Liquidity Funds, TempFund, Institutional Class	1,797,240	16,261,382	[1]	—	18,058,622	$18,058,622	$2,469	—
BlackRock Liquidity Series, LLC, Money Market Series	—	$95,250	[1]	—	$95,250	$95,250	$25,020	—
iShares Barclays 0-5 Year TIPS Bond Fund	—	26,421		(26,421)	—	—	—	$3,621
iShares 1-3 Year Credit Bond ETF	7,033	16,396		(23,429)	—	—	$2,801	$(8,414)
iShares S&P GSCI Commodity Indexed Trust	—	10,765		—	10,765	$344,480	—	—
iShares TIPS Bond ETF	21,190	139,096		(158,558)	1,728	$198,564	$154,020	$342,368
iShares U.S. Real Estate ETF	7,726	44,605		(52,331)	—	—	$49,616	$317,628
iShares Gold Trust	27,898	252,901		(32,596)	248,203	$3,082,681	—	$(98,385)
iShares iBoxx $ High Yield Corporate Bond ETF	6,432	39,734		(43,862)	2,304	$212,982	$106,782	$61,141
iShares International Developed Real Estate ETF	15,263	114,768		(130,031)	—	—	$132,543	$220,684

[1]	Represents net shares purchased.

(c)	Security, or a portion of security, is on loan.

(d)	Represents the current yield as of report date.

(e)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•	Forward foreign currency exchange contracts outstanding as of July 31, 2014 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
SGD	36,878	USD	29,751	Citibank N.A.	10/21/14	$(189)
CHF	31,853	USD	35,332	Citibank N.A.	10/22/14	(260)
EUR	69,998	USD	94,301	Citibank N.A.	10/22/14	(543)
GBP	3,912	USD	6,600	BNP Paribas S.A.	10/22/14	—
GBP	1,423	USD	2,400	UBS AG	10/22/14	—
HKD	406,586	USD	52,459	Citibank N.A.	10/22/14	10
USD	54,650	AUD	58,542	Citibank N.A.	10/22/14	566
USD	5,220	EUR	3,900	BNP Paribas S.A.	10/22/14	(4)
USD	6,697	EUR	5,000	BNP Paribas S.A.	10/22/14	—
USD	47,917	GBP	28,104	Citibank N.A.	10/22/14	503
USD	91,268	SEK	625,486	Citibank N.A.	10/22/14	626
Total						$709

See Notes to Consolidated Financial Statements.

12	BLACKROCK FUNDS	JULY 31, 2014

Consolidated Schedule of Investments (continued)	BlackRock Multi-Asset Real Return Fund

•	Centrally cleared credit default swaps — sold protection outstanding as of July 31, 2014 were as follows:

Index	Receive Fixed Rate	Clearinghouse	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Unrealized Depreciation
CDX.NA.HY Series 22 Version 2	5.00%	Chicago Mercantile	6/20/19	B+	USD	3,416	$(50,527)

[1]	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

•	OTC total return swaps outstanding as of July 31, 2014 were as follows:

Reference Entity	Fixed Amount		Counterparty	Expiration Date	Contracts	Market Value	Premiums Paid (Received)	Unrealized Depreciation
BBG Brent Crude Index	USD 3,412,212	[1]	JPMorgan Chase Bank N.A.	12/29/14	4,743	$(165,278)	—	$(165,278)
Excess Return on the S&P GSCI Commodity Index	USD 6,949,808	[1]	JPMorgan Chase Bank N.A.	12/29/14	13,879	(364,649)	—	(364,649)
Excess Return on the S&P GSCI Commodity Index	USD 1,266,298	[1]	JPMorgan Chase Bank N.A.	12/29/14	2,703	(33,813)	—	(33,813)
Total						$(563,740)	—	$(563,740)

[1]	Fund receives the total return of the reference entity and pays the fixed amount. Net payment made at termination.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Consolidated Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of July 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks	$5,456,719	$1,299,717	—	$6,756,436
Investment Companies	38,318,700	—	—	38,318,700
U.S. Treasury Obligations	—	15,417,238	—	15,417,238
Short-Term Securities	18,058,622	95,250	—	18,153,872
Total	$61,834,041	$16,812,205	—	$78,646,246

See Notes to Consolidated Financial Statements.

BLACKROCK FUNDS	JULY 31, 2014	13

Consolidated Schedule of Investments (concluded)	BlackRock Multi-Asset Real Return Fund

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	—	$1,705	—	$1,705
Liabilities:
Commodity contracts	—	(563,740)	—	(563,740)
Credit contracts	—	(50,527)	—	(50,527)
Foreign currency exchange contracts	—	(996)	—	(996)
Total	—	$(613,558)	—	$(613,558)

[1] Derivative financial instruments are swaps and forward foreign currency exchange contracts which are valued at the unrealized appreciation/depreciation on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of July 31, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency at value	$1,685	—	—	$1,685
Cash pledged for centrally cleared swaps	155,000	—	—	155,000
Liabilities:
Collateral on securities loaned at value	—	$(95,250)	—	(95,250)
Total	$156,685	$(95,250)	—	$61,435

There were no transfers between levels during the year ended July 31, 2014.

See Notes to Consolidated Financial Statements.

14	BLACKROCK FUNDS	JULY 31, 2014

Consolidated Schedule of Investments July 31, 2014	BlackRock Strategic Risk Allocation Fund
(Percentages shown are based on Net Assets)

Foreign Government Obligations	Par (000)		Value
Australia — 2.1%
Australia Government Bond:
1.00%, 11/21/18	AUD	159	$152,878
1.25%, 2/21/22		150	151,841
3.00%, 9/20/25		118	150,121
2.50%, 9/20/30		99	119,344

			574,184
France — 6.1%
Republic of France:
0.45%, 7/25/16	EUR	369	501,597
0.10%, 7/25/21		163	226,049
1.10%, 7/25/22		194	289,233
1.85%, 7/25/27		299	485,793
0.70%, 7/25/30		132	185,142

			1,687,814
Germany — 2.1%
Deutsche Bundesrepublik Inflation Linked Bond:
0.75%, 4/15/18		196	273,976
1.75%, 4/15/20		149	225,637
0.10%, 4/15/23		71	98,934

			598,547
United Kingdom — 4.4%
United Kingdom Gilt Inflation Linked Bond:
0.13%, 3/22/24	GBP	183	320,675
0.13%, 3/22/29		104	181,770
0.75%, 3/22/34		116	226,762
1.13%, 11/22/37		46	99,693
0.13%, 3/22/44		108	193,105
0.75%, 11/22/47		92	200,203

			1,222,208
Total Foreign Government Obligations — 14.7%			4,082,753

Investment Companies		Shares	Value
Fixed Income Funds — 6.9%
iShares TIPS Bond ETF (a)		16,748	$1,924,513

U.S. Treasury Obligations — 22.2%		Par (000)
U.S. Treasury Notes, 0.25%, 9/15/14	USD	6,143	6,143,937
Total Long-Term Investments (Cost — $12,300,408) — 43.8%			12,151,203

Short-Term Securities		Shares
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (a)(b)		15,083,019	15,083,019
Total Short-Term Securities (Cost — $15,083,019) — 54.4%			15,083,019

Options Purchased
(Cost — $93,800) — 0.2%			63,478
Total Investments before Options Written (Cost — $27,477,227) — 98.4%			27,297,700

Options Written
(Premiums Received — $93,800) — (0.2)%			(48,304)
Total Investments Net of Options Written — 98.2%			27,249,396
Other Assets Less Liabilities — 1.8%			490,966

Net Assets — 100.0%			$27,740,362

Notes to Consolidated Schedule of Investments

(a)	Investments in issuers considered to be affiliates of the Fund during the year ended July 31, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at July 31, 2013	Shares Purchased	Shares Sold	Shares Held at July 31, 2014	Value at July 31, 2014	Income	Realized Loss
BlackRock Liquidity Funds, TempFund, Institutional Class	15,327,204	—	(244,185)[1]	15,083,019	$15,083,019	$4,363	—
iShares TIPS Bond ETF	59,407	736	(43,395)	16,748	$1,924,513	$78,249	$(375,537)

[1]	Represents net shares sold.

(b)	Represents the current yield as of report date.

See Notes to Consolidated Financial Statements.

BLACKROCK FUNDS	JULY 31, 2014	15

Consolidated Schedule of Investments (continued)	BlackRock Strategic Risk Allocation Fund

•	Financial futures contracts outstanding as of July 31, 2014 were as follows:

Contracts Purchased/ (Sold)	Issue	Exchange	Expiration		Notional Value	Unrealized Appreciation (Depreciation)
1	ASX SPI 200 Index Futures	Sydney	September 2014	USD	129,405	$5,553
32	Australian Government Bond (10 Year)	Sydney	September 2014	USD	3,595,097	74,270
1	E-mini Russell 2000 Index Futures	New York	September 2014	USD	111,670	(4,505)
9	E-mini S&P 500 Index Futures	Chicago Mercantile	September 2014	USD	866,137	(1,980)
8	EURO STOXX 50 Index Futures	Eurex	September 2014	USD	334,119	(16,310)
2	FTSE 100 Index Futures	NYSE Liffe	September 2014	USD	225,642	(1,368)
24	Japanese Government Bond (10 Year)	Singapore	September 2014	USD	3,404,773	19,189
(1)	mini MSCI Emerging Markets Index Futures	New York	September 2014	USD	52,730	(880)
1	TOPIX Index Futures	Tokyo	September 2014	USD	125,650	5,483
(16)	CBOE Volatility Index Futures	Chicago Board of Trade	October 2014	USD	252,000	(6,241)
Total						$73,211

•	Forward foreign currency exchange contracts outstanding as of July 31, 2014 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	59,955	AUD	64,788	Citibank N.A.	9/05/14	$(97)
USD	578,323	AUD	617,000	JPMorgan Chase Bank N.A.	9/05/14	6,421
USD	525,901	BRL	1,201,000	UBS AG	9/05/14	2,229
USD	211,380	CAD	229,474	Citibank N.A.	9/05/14	1,107
USD	2,026,861	EUR	1,486,000	BNP Paribas S.A.	9/05/14	36,798
USD	1,080,089	EUR	793,491	Citibank N.A.	9/05/14	17,439
USD	1,152,154	GBP	673,000	BNP Paribas S.A.	9/05/14	16,272
USD	401,766	GBP	240,121	Citibank N.A.	9/05/14	(3,508)
USD	301,580	INR	18,039,000	Barclays Bank PLC	9/05/14	6,110
USD	709,752	JPY	72,118,633	Citibank N.A.	9/05/14	8,498
USD	517,731	KRW	530,478,000	Barclays Bank PLC	9/05/14	2,649
USD	121,165	MYR	391,000	JPMorgan Chase Bank N.A.	9/05/14	(808)
USD	393,149	RUB	13,967,000	Goldman Sachs International	9/05/14	5,899
USD	409,159	TWD	12,240,000	JPMorgan Chase Bank N.A.	9/05/14	920
Total						$99,929

•	OTC interest rate swaptions purchased as of July 31, 2014 were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/ Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Market Value
10-Year Interest Rate Swap	JPMorgan Chase Bank N.A.	Put	2.90%	Pay	3-month LIBOR	11/17/14	USD	6,700	$63,478

•	OTC interest rate swaptions written as of July 31, 2014 were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/ Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Market Value
10-Year Interest Rate Swap	JPMorgan Chase Bank N.A.	Call	2.51%	Pay	3-month LIBOR	11/17/14	USD	13,400	$(48,304)

See Notes to Consolidated Financial Statements.

16	BLACKROCK FUNDS	JULY 31, 2014

Consolidated Schedule of Investments (continued)	BlackRock Strategic Risk Allocation Fund

•	Centrally cleared credit default swaps — sold protection outstanding as of July 31, 2014 were as follows:

Index	Receive Fixed Rate	Clearinghouse	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Unrealized Appreciation
CDX.NA.HY Series 21 Version 2	5.00%	Chicago Mercantile	12/20/18	B+	USD	2,059	$76,507
CDX.NA.IG Series 22 Version 1	1.00%	Chicago Mercantile	6/20/19	BBB+	USD	8,035	35,487
iTraxx Europe Crossover Series 21 Version 1	5.00%	Intercontinental Exchange	6/20/19	BB-	EUR	785	23,298
iTraxx Europe Series 21 Version 1	1.00%	Intercontinental Exchange	6/20/19	A-	EUR	5,625	54,877
Total							$190,169

•	OTC credit default swaps — sold protection outstanding as of July 31, 2014 were as follows:

Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.EM Series 21 Version 1	5.00%	Deutsche Bank AG	6/20/19	BBB-	USD	850	$94,991	$84,528	$10,463
CDX.EM Series 21 Version 1	5.00%	JPMorgan Chase Bank N.A.	6/20/19	BBB-	USD	1,682	187,037	195,176	(8,139)
Total							$282,028	$279,704	$2,324

[1]	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

•	OTC total return swaps outstanding as of July 31, 2014 were as follows:

Reference Entity	Fixed Notional Amount/ Fixed Rate/ Floating Rate	Counterparty	Expiration Date	Contracts/ Notional Amount (000)		Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
JPMorgan EMBI Plus Index	1-month LIBOR plus 0.70%[2]	JPMorgan Chase Bank N.A.	8/19/14	USD	217	$(1,343)	—	$(1,343)
JPMorgan EMBI Plus Index	1-month LIBOR plus 0.70%[2]	JPMorgan Chase Bank N.A.	8/20/14	USD	217	(1,343)	—	(1,343)
JPMorgan EMBI Plus Index	1-month LIBOR plus 0.70%[2]	JPMorgan Chase Bank N.A.	8/21/14	USD	210	(1,300)	—	(1,300)
Canadian (10 Year) Bond Futures August 2014	CAD 3,833,200[1]	Bank of America N.A.	8/25/14		28	38,581	—	38,581
Canadian (10 Year) Bond Futures August 2014	CAD 273,800[1]	Bank of America N.A.	8/25/14		2	3,490	—	3,490
Long Gilt Futures August 2014	GBP 1,992,240[1]	Bank of America N.A.	8/26/14		18	23,269	—	23,269
Long Gilt Futures August 2014	GBP 110,680[1]	Bank of America N.A.	8/26/14		1	325	—	325
U.S. Treasury (10 Year) Notes Futures August 2014	USD 2,242,969[1]	Bank of America N.A.	8/27/14		18	5,628	—	5,628
U.S. Treasury (10 Year) Notes Futures August 2014	USD 124,609[1]	Bank of America N.A.	8/27/14		1	(298)	—	(298)
Euro-Bund Futures September 2014	EUR 147,990[1]	Bank of America N.A.	9/04/14		1	272	—	272
Euro-Bund Futures September 2014	EUR 2,663,820[1]	Bank of America N.A.	9/08/14		18	72,579	—	72,579
S&P GSCI Light Energy Official Close Index	USD 2,176,592[1]	JPMorgan Chase Bank N.A.	9/19/14	USD	2,200	(25,187)	—	(25,187)

See Notes to Consolidated Financial Statements.

BLACKROCK FUNDS	JULY 31, 2014	17

Consolidated Schedule of Investments (continued)	BlackRock Strategic Risk Allocation Fund

•	OTC total return swaps outstanding as of July 31, 2014 were as follows: (concluded)

Reference Entity	Fixed Notional Amount/ Fixed Rate/ Floating Rate	Counterparty	Expiration Date	Contracts/ Notional Amount (000)		Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
S&P GSCI Light Energy Official Close Index	USD 660,183[1]	JPMorgan Chase Bank N.A.	9/19/14	USD	670	$(10,675)	—	$(10,675)
U.S. Treasury (10 Year) Notes Futures September 2014	USD 373,828[1]	Bank of America N.A.	9/19/14		3	(2,391)	—	(2,391)
MSCI Emerging Markets Index	3-month LIBOR Plus 0.04%[2]	JPMorgan Chase Bank N.A.	12/19/14		6,600	183,493	—	183,493
MSCI World Small Cap Net Total Return Index	3-month LIBOR Minus 0.02%[2]	JPMorgan Chase Bank N.A.	12/19/14		7,700	22,655	—	22,655
Net Total Return on the FTSE EPRA/NAREIT Global REIT Index	3-month LIBOR[2]	JPMorgan Chase Bank N.A.	12/19/14		355	162,263	—	162,263
S&P GSCI Light Energy Official Close Index	USD 348,140[1]	BNP Paribas S.A.	7/30/15	USD	348	—	—	—
Total						$470,018	—	$470,018

[1]	Fund receives the total return of the reference entity and pays the fixed amount. Net payment made at termination.

[2]	Fund receives the total return of the reference entity and pays the floating amount. Net payment made at termination.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Consolidated Financial Statements.

See Notes to Consolidated Financial Statements.

18	BLACKROCK FUNDS	JULY 31, 2014

Consolidated Schedule of Investments (concluded)	BlackRock Strategic Risk Allocation Fund

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of July 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Foreign Government Obligations	—	$4,082,753	—	$4,082,753
Investment Companies	$1,924,513	—	—	1,924,513
U.S. Treasury Obligations	—	6,143,937	—	6,143,937
Short-Term Securities	15,083,019	—	—	15,083,019
Options Purchased:
Interest Rate Contracts	—	63,478	—	63,478
Total	$17,007,532	$10,290,168	—	$27,297,700

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$200,632	—	$200,632
Equity contracts	$11,036	368,411	—	379,447
Foreign currency exchange contracts	—	104,342	—	104,342
Interest rate contracts	93,459	144,144	—	237,603
Liabilities:
Commodity contracts	—	(35,862)	—	(35,862)
Credit contracts	—	(8,139)	—	(8,139)
Equity contracts	(31,284)	—	—	(31,284)
Foreign currency exchange contracts	—	(4,413)	—	(4,413)
Interest rate contracts	—	(54,979)	—	(54,979)
Total	$73,211	$714,136	—	$787,347

[1]    Derivative financial instruments are swaps, financial futures contracts, forward foreign currency exchange contracts and options written. Swaps, financial futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options written are shown at value.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of July 31, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency at value	$64,635	—	—	$64,635
Cash pledged for financial futures contracts	246,000	—	—	246,000
Cash pledged for centrally cleared swaps	410,000	—	—	410,000
Liabilities:
Cash received as collateral for OTC derivatives	—	$(530,000)	—	(530,000)
Total	$720,635	$(530,000)	—	$190,635

There were no transfers between levels during the year ended July 31, 2014.

See Notes to Consolidated Financial Statements.

BLACKROCK FUNDS	JULY 31, 2014	19

Consolidated Statements of Assets and Liabilities

July 31, 2014	BlackRock Multi-Asset Real Return Fund	BlackRock Strategic Risk Allocation Fund

Assets
Investments at value — unaffiliated[1] (including securities loaned at value of $92,440 and $0, respectively)	$41,296,869	$10,290,168
Investments at value — affiliated[2]	37,349,377	17,007,532
Cash pledged for financial futures contracts	—	246,000
Cash pledged for centrally cleared swaps	155,000	410,000
Foreign currency at value[3]	1,685	64,635
Variation margin receivable on financial futures contracts	—	1,323
Investments sold receivable	15,652,849	—
Swap premiums paid	—	279,704
Unrealized appreciation on forward foreign currency exchange contracts	1,705	104,342
Unrealized appreciation on OTC swaps	—	523,018
Capital shares sold receivable	129,634	12,250
Interest receivable	21,053	10,115
Receivable from Manager	1,198	1,323
Dividends receivable — unaffiliated	20,201	—
Dividends receivable — affiliated	—	390
Securities lending income receivable — affiliated	48	—
Prepaid expenses	34,517	10,915

Total assets	94,664,136	28,961,715

Liabilities
Collateral on securities loaned at value	95,250	—
Options written at value[4]	—	48,304
Cash received as collateral for OTC derivatives	—	530,000
Variation margin payable on financial futures contracts	—	59,309
Variation margin payable on centrally cleared swaps	29,585	50,333
Investments purchased payable	16,858,251	421,019
Unrealized depreciation on forward foreign currency exchange contracts	996	4,413
Unrealized depreciation on OTC swaps	563,740	50,676
Capital shares redeemed payable	36,086	—
Service and distribution fees payable	3,242	551
Investment advisory fees payable	197	—
Officer’s and Trustees’ fees payable	1,074	912
Other affiliates payable	2,173	32
Other accrued expenses payable	48,998	55,804

Total liabilities	17,639,592	1,221,353

Net Assets	$77,024,544	$27,740,362

Net Assets Consist of
Paid-in capital	$74,496,016	$27,308,625
Undistributed net investment income	827,499	122,562
Accumulated net realized gain (loss)	1,491,510	(396,809)
Net unrealized appreciation/depreciation	209,519	705,984

Net Assets	$77,024,544	$27,740,362

[1] Investments at cost — unaffiliated	$40,461,597	$10,364,823
[2] Investments at cost — affiliated	$37,361,454	$17,112,404
[3] Foreign currency at cost	$1,702	$66,761
[4] Premiums received	—	$93,800

See Notes to Consolidated Financial Statements.

20	BLACKROCK FUNDS	JULY 31, 2014

Consolidated Statements of Assets and Liabilities (concluded)

July 31, 2014	BlackRock Multi-Asset Real Return Fund	BlackRock Strategic Risk Allocation Fund

Net Asset Value
Institutional
Net assets	$65,181,944	$26,324,746

Shares outstanding[5]	6,117,036	2,604,541

Net asset value	$10.66	$10.11

Investor A
Net assets	$9,532,704	$1,013,978

Shares outstanding[5]	897,745	100,504

Net asset value	$10.62	$10.09

Investor C
Net assets	$2,309,896	$401,638

Shares outstanding[5]	219,448	40,087

Net asset value	$10.53	$10.02

[5]	Unlimited number of shares authorized, $0.001 par value.

See Notes to Consolidated Financial Statements.

BLACKROCK FUNDS	JULY 31, 2014	21

Consolidated Statements of Operations

Year Ended July 31, 2014	BlackRock Multi-Asset Real Return Fund	BlackRock Strategic Risk Allocation Fund

Investment Income
Dividends — affiliated	$876,129	$82,612
Dividends — unaffiliated	207,904	—
Interest	—	4,003
Securities lending — affiliated — net	25,020	—
Other income — affiliated	2,118	—
Foreign taxes withheld	(72)	—

Total income	1,111,099	86,615

Expenses
Investment advisory	263,359	195,354
Offering	43,804	32,870
Professional	109,952	108,431
Administration	32,920	19,535
Registration	42,825	28,409
Printing	19,091	18,669
Service and distribution — class specific	14,974	4,900
Administration — class specific	10,816	6,510
Officer and Trustees	5,010	4,330
Transfer agent — class specific	20,456	2,190
Custodian	4,552	3,701
Miscellaneous	13,008	21,704

Total expenses	580,767	446,603
Less fees waived by Manager	(170,137)	(166,932)
Less administration fees waived	(5,169)	(3,211)
Less administration fees waived — class specific	(10,743)	(6,052)
Less transfer agent fees waived — class specific	(322)	(141)
Less transfer agent fees reimbursed — class specific	(18,375)	(1,754)
Less expenses reimbursed by Manager	(9,341)	(2,795)

Total expenses after fees waived and reimbursed	366,680	265,718

Net investment income (loss)	744,419	(179,103)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	536,513	189
Investments — affiliated	821,682	(375,537)
Financial futures contracts	—	948,146
Swaps	458,812	1,028,163
Foreign currency transactions	(593)	(58,324)

	1,816,414	1,542,637

Net change in unrealized appreciation/depreciation on:
Investments — unaffiliated	486,800	(74,702)
Investments — affiliated	71,996	445,188
Options written	—	45,496
Financial futures contracts	—	(50,457)
Swaps	(661,078)	719,131
Foreign currency translations	591	103,880

	(101,691)	1,188,536

Total realized and unrealized gain	1,714,723	2,731,173

Net Increase in Net Assets Resulting from Operations	$2,459,142	$2,552,070

See Notes to Consolidated Financial Statements.

22	BLACKROCK FUNDS	JULY 31, 2014

Consolidated Statements of Changes in Net Assets

	BlackRock Multi-Asset Real Return Fund		BlackRock Strategic Risk Allocation Fund
Increase (Decrease) in Net Assets:	Year Ended July 31, 2014	Period December 27, 2012[1] to July 31, 2013	Year Ended July 31, 2014	Period December 27, 2012[1] to July 31, 2013

Operations
Net investment income (loss)	$744,419	$94,335	$(179,103)	$(55,354)
Net realized gain (loss)	1,816,414	73,400	1,542,637	(624,171)
Net change in unrealized appreciation/depreciation	(101,691)	311,210	1,188,536	(482,552)

Net increase (decrease) in net assets resulting from operations	2,459,142	478,945	2,552,070	(1,162,077)

Dividends and Distributions to Shareholders From[2]
Net investment income:
Institutional	(306,813)	—	(974,578)	(91,821)
Investor A	(32,232)	—	(14,165)	(91)
Investor C	(10,956)	—	(11,257)	(90)
Net realized gain:
Institutional	(116,804)	—	—	—
Investor A	(12,783)	—	—	—
Investor C	(5,147)	—	—	—

Decrease in net assets resulting from dividends and distributions to shareholders	(484,735)	—	(1,000,000)	(92,002)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	62,399,149	12,172,043	1,092,625	26,349,746

Net Assets
Total increase in net assets	64,373,556	12,650,988	2,644,695	25,095,667
Beginning of period	12,650,988	—	25,095,667	—

End of period	$77,024,544	$12,650,988	$27,740,362	$25,095,667

Undistributed net investment income, end of period	$827,499	$72,104	$122,562	$175,327

[1]	Commencement of operations.

[2]	Dividends and distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Consolidated Financial Statements.

BLACKROCK FUNDS	JULY 31, 2014	23

Consolidated Financial Highlights	BlackRock Multi-Asset Real Return Fund

	Institutional			Investor A			Investor C
	Year Ended July 31, 2014	Period December 27, 2012[1] to July 31, 2013		Year Ended July 31, 2014	Period December 27, 2012[1] to July 31, 2013		Year Ended July 31, 2014	Period December 27, 2012[1] to July 31, 2013

Per Share Operating Performance
Net asset value, beginning of period	$10.47	$10.00		$10.45	$10.00		$10.41	$10.00

Net investment income[2]	0.18	0.09		0.15	0.08		0.09	0.04
Net realized and unrealized gain	0.29	0.38		0.30	0.37		0.28	0.37

Net increase from investment operations	0.47	0.47		0.45	0.45		0.37	0.41

Dividends and distributions from:[3]
Net investment income	(0.20)	—		(0.20)	—		(0.17)	—
Net realized gain	(0.08)	—		(0.08)	—		(0.08)	—

Total dividends and distributions	(0.28)	—		(0.28)	—		(0.25)	—

Net asset value, end of period	$10.66	$10.47		$10.62	$10.45		$10.53	$10.41

Total Return[4]
Based on net asset value	4.61%	4.70%[5]		4.34%	4.50%[5]		3.56%	4.10%[5]

Ratios to Average Net Assets
Total expenses	1.28%[6]	3.48	%[7],[8],[9]	1.65%[6]	3.73	%[7],8,9	2.41%[6]	4.42%[7,8,9]

Total expenses after fees waived and reimbursed	0.80%[6]	0.79	%[7],[9]	1.05%[6]	1.05%[7,9]		1.80%[6]	1.79%[7,9]

Net investment income	1.73%[6]	1.47	%[7],[9]	1.40%[6]	1.34%[7,9]		0.87%[6]	0.66%[7,9]

Supplemental Data
Net assets, end of period (000)	$65,182	$11,915		$9,533	$464		$2,310	$271

Portfolio turnover rate	140%	40%		140%	40%		140%	40%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Dividends and distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[5]	Aggregate total return.

[6]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.35%.

[7]	Annualized.

[8]

Organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Institutional, Investor A and Investor C would have been 3.60%, 3.85% and 4.54%, respectively.

[9]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.41%.

See Notes to Consolidated Financial Statements.

24	BLACKROCK FUNDS	JULY 31, 2014

Consolidated Financial Highlights	BlackRock Strategic Risk Allocation Fund

	Institutional		Investor A		Investor C
	Year Ended July 31, 2014	Period December 27, 2012[1] to July 31, 2013	Year Ended July 31, 2014	Period December 27, 2012[1] to July 31, 2013	Year Ended July 31, 2014	Period December 27, 2012[1] to July 31, 2013

Per Share Operating Performance
Net asset value, beginning of period	$9.54	$10.00	$9.53	$10.00	$9.48	$10.00

Net investment loss[2]	(0.07)	(0.02)	(0.08)	(0.02)	(0.16)	(0.06)
Net realized and unrealized gain (loss)	1.02	(0.40)	1.00	(0.41)	1.00	(0.42)

Net increase (decrease) from investment operations	0.95	(0.42)	0.92	(0.43)	0.84	(0.48)

Dividends from net investment income[3]	(0.38)	(0.04)	(0.36)	(0.04)	(0.30)	(0.04)

Net asset value, end of period	$10.11	$9.54	$10.09	$9.53	$10.02	$9.48

Total Return[4]
Based on net asset value	10.24%	(4.25)%[5]	9.92%	(4.35)%[5]	9.09%	(4.86)%[5]

Ratios to Average Net Assets
Total expenses	1.69%[6]	2.36%[7,8,9]	2.09%[6]	2.38%[7,8,9]	2.80%[6]	3.00%[7,8,9]

Total expenses after fees waived and reimbursed	1.00%[6]	0.99%[7,9]	1.25%[6]	1.24%[7,9]	2.00%[6]	1.98%[7,9]

Net investment loss	(0.67)%[6]	(0.35)%[7,9]	(0.81)%[6]	(0.30)%[7,9]	(1.67)%[6]	(0.98)%[7,9]

Supplemental Data
Net assets, end of period (000)	$26,325	$24,404	$1,014	$378	$402	$313

Portfolio turnover rate	77%	59%	77%	59%	77%	59%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Dividends and distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[5]	Aggregate total return.

[6]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.10%.

[7]	Annualized.

[8]

Organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Institutional, Investor A and Investor C would have been 2.57%, 2.59% and 3.21%, respectively.

[9]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.18%.

See Notes to Consolidated Financial Statements.

BLACKROCK FUNDS	JULY 31, 2014	25

Notes to Consolidated Financial Statements

1. Organization:

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. BlackRock Multi-Asset Real Return Fund (“Multi-Asset Real Return”) and BlackRock Strategic Risk Allocation Fund (“Strategic Risk Allocation”) (collectively, the “Funds” or individually, a “Fund”) are each a series of the Trust. Strategic Risk Allocation is classified as non-diversified. Multi-Asset Real Return is classified as diversified.

Each Fund offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with an initial sales charge, and may be subject to a CDSC for certain redemptions where no initial sales charge was paid at the time of purchase. Investor C Shares may be subject to a CDSC. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that Investor A and Investor C Shares bear certain expenses related to the shareholder servicing of such shares, and Investor C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

As of July 31, 2014, Strategic Risk Allocation’s investment in BlackRock Liquidity Funds, TempFund was 54% of the Fund’s net assets. The financial statements of BlackRock Liquidity Funds, TempFund, including the Schedule of Investments, should be read in conjunction with Strategic Risk Allocation’s financial statements. BlackRock Liquidity Funds, TempFund financial statements are included in filings under BlackRock Liquidity Funds, which are available, without charge, on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at http://www.sec.gov.

The Funds, together with certain other registered investment companies advised by the Manager or its affiliates, are included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

Basis of Consolidation: The accompanying consolidated financial statements of Multi-Asset Real Return and Strategic Risk Allocation include the accounts of BlackRock Cayman Multi-Asset Real Return Fund, Ltd. and BlackRock Cayman Strategic Risk Allocation Fund, Ltd. (the “Subsidiaries”), which are wholly owned subsidiaries of each respective Fund and primarily invest in commodity-related instruments and other derivatives. The Subsidiaries enable the Funds to hold these commodity-related instruments and other derivatives and satisfy regulated investment company tax requirements. Each Fund may invest up to 25% of its total assets in its respective Subsidiary. The net assets of the Subsidiaries for Multi-Asset Real Return and Strategic Risk Allocation were $2,397,522 and $4,902,800, respectively, which represented 3.1% and 17.7% of Multi-Asset Real Return’s and Strategic Risk Allocation’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. The Subsidiaries are subject to the same investment policies and restrictions that apply to the Funds, except that the Subsidiaries may invest without limitation in commodity-related instruments.

2. Significant Accounting Policies:

The Funds’ consolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the consolidated financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant polices followed by the Funds:

Valuation: U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Funds for all financial instruments.

Bond investments are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Financial futures contracts traded on exchanges are valued at their last sale price. Swap agreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Certain centrally cleared swaps are valued at the price determined by the relevant exchange or clearinghouse. Investments in open-end registered investment companies are valued at NAV each business day.

26	BLACKROCK FUNDS	JULY 31, 2014

Notes to Consolidated Financial Statements (continued)

Equity investments traded on a recognized securities exchange or the NASDAQ Stock Market (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price.

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Over-the-counter (“OTC”) options and swaptions are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

Multi-Asset Real Return values its investment in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of each Fund’s net assets. If events (e.g., a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and be valued at their fair value, as determined in good faith by the Global Valuation Committee, or its delegate, using a pricing service and/or policies approved by the Board. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency: The Funds’ books and records are maintained in U.S. dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because that currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value.

The Funds do not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Consolidated Statements of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Funds report realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., financial futures contracts, forward foreign currency exchange contracts, options written and swaps) that would be “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of the Fund’s future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

BLACKROCK FUNDS	JULY 31, 2014	27

Notes to Consolidated Financial Statements (continued)

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have past are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the Funds are recorded on the ex-dividend date. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Net income and realized gains from investments held by the Subsidiaries are treated as ordinary income for tax purposes. Accordingly, the net investment income (loss) and realized gains (losses) reported in the Funds’ consolidated financial statements presented under U.S. GAAP for such investments held by the Subsidiaries may differ significantly from income dividends and capital gain distributions. As such, any net gain will pass through to the Funds as ordinary income for federal income tax purposes. If a net loss is realized by the Subsidiaries in any taxable year, the loss will generally not be available to offset the Funds’ ordinary income and/or capital gains.

Offering Costs: Offering costs are amortized over a 12-month period beginning with the commencement of operations.

Recent Accounting Standard: In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance will require expanded disclosure for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. It is effective for financial statements with fiscal years beginning on or after December 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Funds’ financial statement disclosures.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds are pro-rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses pro-rated to the Funds are allocated daily to each class based on its relative net assets or other appropriate methods.

The Funds have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Consolidated Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Inflation-Indexed Bonds: The Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Consolidated Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Securities Lending: Multi-Asset Real Return may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by Multi-Asset Real Return is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, Multi-Asset Real Return earns dividend or interest income on the securities loaned but does not receive interest income on any securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

28	BLACKROCK FUNDS	JULY 31, 2014

Notes to Consolidated Financial Statements (continued)

The market value of securities on loan and the value of the related collateral are shown separately in the Consolidated Statements of Assets and Liabilities as a component of investments at value, and collateral on securities loaned at value, respectively. As of July 31, 2014, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Consolidated Schedules of Investments.

Securities lending transactions are entered into by Multi-Asset Real Return under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, Multi-Asset Real Return, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and Multi-Asset Real Return can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The following table is a summary of Multi-Asset Real Return’s securities lending agreements by counterparty which are subject to offset under an MSLA as of July 31, 2014:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Morgan Stanley	$92,440	$(92,440)	—

[1]

Collateral with a value of $95,250 has been received in connection with securities lending agreements. Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, Multi-Asset Real Return benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities lent if the collateral received does not cover the value on the securities loaned in the event of borrower default. Multi-Asset Real Return could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

4. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to economically hedge their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk or commodity price risk. These contracts may be transacted on an exchange or OTC.

Financial Futures Contracts: Strategic Risk Allocation purchases and/or sells financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk) or changes in the value of equity securities (equity risk). Financial futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Consolidated Schedule of Investments and cash deposited, if any, is recorded on the Consolidated Statements of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Fund as unrealized appreciation or depreciation, and, if applicable, as a receivable or payable for the variation margin in the Consolidated Statements of Assets and Liabilities.

When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

BLACKROCK FUNDS	JULY 31, 2014	29

Notes to Consolidated Financial Statements (continued)

Forward Foreign Currency Exchange Contracts: The Funds enter into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Forward foreign currency exchange contracts, when used by the Funds, help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Options: Strategic Risk Allocation purchases and writes call and put options to increase or decrease its exposure to underlying instruments (including interest rate risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised), the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Fund purchases (writes) an option, an amount equal to the premium paid (received) by the Fund is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Fund writes a call option, such option is “covered,” meaning that the Fund holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Options on swaps (“swaptions”) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swaptions is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Transactions in options written for the year ended July 31, 2014 for Strategic Risk Allocation were as follows:

	Calls
	Notional (000)	Premiums Received

Outstanding options, beginning of year	—	—
Options written	13,400	$93,800

Outstanding options, end of year	13,400	$93,800

Swaps: The Funds enter into swap agreements, in which a Fund and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation).

For OTC swaps, any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively, in the Consolidated Statements of Assets and Liabilities and amortized over the term of the OTC swap. Payments received or made by the Funds for OTC swaps are recorded in the Consolidated Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, the Funds will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Funds’ counterparty on the swap agreement becomes the CCP. The Funds are required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount

30	BLACKROCK FUNDS	JULY 31, 2014

Notes to Consolidated Financial Statements (continued)

that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Consolidated Schedule of Investments and cash deposited is recorded on the Consolidated Statements of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Consolidated Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) in the Consolidated Statements of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Consolidated Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•

Credit default swaps — Strategic Risk Allocation enters into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk). Strategic Risk Allocation may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occur. As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — The Funds enter into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Funds will receive a payment from or make a payment to the counterparty.

The following is a summary of the Funds’ derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of July 31, 2014
		Multi-Asset Real Return		Strategic Risk Allocation
		Value
	Consolidated Statements of Assets and Liabilities Location	Derivative Assets	Derivative Liabilities	Derivative Assets	Derivative Liabilities
	Net unrealized appreciation/depreciation[1];
Interest rate contracts	Unrealized appreciation/depreciation on OTC swaps[1]	—	—	$301,081	$54,979
	Unrealized appreciation/depreciation on
Foreign currency exchange contracts	forward foreign currency exchange contracts	$1,705	$996	104,342	4,413
Credit contracts	Unrealized appreciation on OTC swaps[1]; Swap premiums paid	—	50,527	480,336	8,139
	Net unrealized appreciation/depreciation[1];
Equity contracts	Unrealized appreciation on OTC swaps[1]	—	—	379,447	31,284
Commodity contracts	Unrealized appreciation on OTC swaps[1]	—	563,740	—	35,862
Total		$1,705	$615,263	$1,265,206	$134,677

[1]

Includes cumulative appreciation/depreciation on financial futures contracts and centrally cleared swaps, if any, as reported in the Consolidated Schedules of Investments. Only current day’s variation margin is reported within the Consolidated Statements of Assets and Liabilities.

BLACKROCK FUNDS	JULY 31, 2014	31

Notes to Consolidated Financial Statements (continued)

The Effect of Derivative Financial Instruments in the Consolidated Statements of Operations Year Ended July 31, 2014
	Multi-Asset Real Return	Strategic Risk Allocation	Multi-Asset Real Return	Strategic Risk Allocation
	Net Realized Gain (Loss) From		Net Change in Unrealized Appreciation/Depreciation on
Interest rate contracts:
Financial futures contracts	—	$131,699	—	$123,131
Swaps	—	466,406	—	293,245
Options[1]	—	—	—	15,174
Foreign currency exchange contracts:
Foreign currency transactions/translations	—	(55,754)	$709	101,576
Credit contracts:
Swaps	$108,432	581,976	(50,527)	79,125
Equity contracts:
Financial futures contracts	—	816,447	—	(173,588)
Swaps	—	19,264	—	345,850
Commodity contracts:
Swaps	350,380	(39,483)	(610,551)	911

Total	$458,812	$1,920,555	$(660,369)	$785,424

[1]	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

For the year ended July 31, 2014, the average quarterly balances of outstanding derivative financial instruments were as follows:

	Multi-Asset Real Return	Strategic Risk Allocation
Financial futures contracts:
Average number of contracts purchased	—	133
Average number of contracts sold	—	12
Average notional value of contracts purchased	—	$13,488,748
Average notional value of contracts sold	—	$213,676
Forward foreign currency exchange contracts:
Average number of contracts - U.S. dollars purchased	1	13
Average number of contracts - U.S. dollars sold	2	1
Average U.S. dollar amounts purchased	$51,438	$4,345,637
Average U.S. dollar amounts sold	$55,211	$47,825
Options:
Average number of swaption contracts purchased	—	1
Average number of swaption contracts written	—	1
Average notional amount of swaption contracts purchased	—	$1,675,000
Average notional amount of swaption contracts written	—	$3,350,000
Credit default swaps:
Average number of contracts - sell protection	1	5
Average notional amount - sell protection	$2,354,000	$17,636,305
Total return swaps:
Average number of contracts	9,067	7,591
Average notional amount	$6,013,981	$21,181,083

Counterparty Credit Risk: A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by such Fund.

32	BLACKROCK FUNDS	JULY 31, 2014

Notes to Consolidated Financial Statements (continued)

For OTC options purchased, each Fund bears the risk of loss of the amount of premiums paid plus the positive change in market values net of any collateral held by such Fund should the counterparty fail to perform under the contracts. Options written by the Funds do not typically give rise to counterparty credit risk, as options written generally obligate the Funds, and not the counterparty, to perform.

With exchange traded futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

In order to better define its contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event a Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Consolidated Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by a Fund, if any, is noted in the Consolidated Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (typically either $250,000 or $500,000) before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the Funds and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to the Fund from its counterparties are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent a Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreements with such counterparty, a Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral.

BLACKROCK FUNDS	JULY 31, 2014	33

Notes to Consolidated Financial Statements (continued)

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Consolidated Statements of Assets and Liabilities.

As of July 31, 2014, the Funds’ derivative assets and liabilities (by type) are as follows:

	Multi-Asset Real Return		Strategic Risk Allocation
	Assets	Liabilities	Assets		Liabilities
Derivative Financial Instruments:
Financial futures contracts	—	—	$1,323		$59,309
Forward foreign currency exchange contracts	$1,705	$996	104,342		4,413
Options	—	—	63,478	[1]	48,304
Swaps - centrally cleared	—	29,585	—		50,333
Swaps - OTC[2]	—	$563,740	802,722		50,676

Total derivative assets and liabilities in the Consolidated Statements of Assets and Liabilities	$1,705	$594,321	$971,865		$213,035
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(29,585)	(1,323)		(109,642)

Total derivative assets and liabilities subject to an MNA	$1,705	$564,736	$970,542		$103,393

[1]

Includes options purchased at value which are included in Investments at value - unaffiliated in the Consolidated Statements of Assets and Liabilities and reported in the Consolidated Schedules of Investments.

[2]	Includes unrealized appreciation/depreciation on OTC swaps and swap premiums paid/received, if any, in the Consolidated Statements of Assets and Liabilities.

The following tables present the Funds’ derivative assets and/or liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received/pledged by the Funds as of July 31, 2014:

Multi-Asset Real Return
Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
Citibank N.A.	$1,705	$(992)	—	—	$713

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[3]
BNP Paribas S.A.	$4	—	—	—	$4
Citibank N.A.	992	$(992)	—	—	—
JPMorgan Chase Bank N.A.	563,740	—	—	—	563,740

Total	$564,736	$(992)	—	—	$563,744

Strategic Risk Allocation
Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
Bank of America N.A.	$144,144	$(2,689)	—	—	$141,455
Barclays Bank PLC	8,759	—	—	—	8,759
BNP Paribas S.A.	53,070	—	—	—	53,070
Citibank N.A.	27,044	(3,605)	—	—	23,439
Deutsche Bank AG	94,991	—	—	—	94,991
Goldman Sachs International	5,899	—	—	—	5,899
JPMorgan Chase Bank N.A.	634,406	(97,099)	—	$(530,000)	7,307
UBS AG	2,229	—	—	—	2,229

Total	$970,542	$(103,393)	—	$(530,000)	$337,149

34	BLACKROCK FUNDS	JULY 31, 2014

Notes to Consolidated Financial Statements (continued)

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities
Bank of America N.A.	$2,689	$(2,689)	—	—	—
Citibank N.A.	3,605	(3,605)	—	—	—
JPMorgan Chase Bank N.A.	97,099	(97,099)	—	—	—

Total	$103,393	$(103,393)	—	—	—

[1]	The amount of derivatives available for offset is limited to the amount of assets and/or liabilities that are subject to an MNA.
[2]	Net amount represents the net amount receivable from the counterparty in the event of default.
[3]	Net amount represents the net amount payable due to the counterparty in the event of default.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock.

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services to the operations of each Fund. For such services, each Fund pays the Manager a monthly fee based on a percentage of each Fund’s average daily net assets at the following annual rates:

	Multi-Asset Real Return	Strategic Risk Allocation
Average Daily Net Assets	Investment	Advisory Fee
First $1 Billion	0.60%	0.75%
$1 Billion - $3 Billion	0.56%	0.71%
$3 Billion - $5 Billion	0.54%	0.68%
$5 Billion - $10 Billion	0.52%	0.65%
Greater than $10 Billion	0.51%	0.64%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Fund’s investment in other affiliated investment companies, if any. These amounts are included in fees waived by Manager in the Consolidated Statements of Operations. For the year ended July 31, 2014, the amounts waived were as follows:

Multi-Asset Real Return	$5,353
Strategic Risk Allocation	$10,146

The Manager provides investment management and other services to the Subsidiaries. The Manager does not receive separate compensation from the Subsidiaries for providing investment management or administrative services. However, the Funds pay the Manager based on each Fund’s net assets, which includes the assets of the Subsidiaries.

The Manager entered into a separate sub-advisory agreement with BlackRock International Limited (“BIL”), an affiliate of the Manager, to serve as sub-advisor for Strategic Risk Allocation. The Manager pays BIL for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager under the Investment Advisory Agreement. Prior to July 1, 2014, BlackRock Financial Management, Inc. (“BFM”), an affiliate of the Manager, served as sub-advisor for the Funds and received for its services a monthly fee from the Manager at an annual rate equal to a percentage of the investment advisory fees paid by the Funds to the Manager under the Investment Advisory Agreement. Effective July 1, 2014, the sub-advisory agreements between the Manager and BFM with respect to the Funds were terminated.

The Trust, on behalf of the Funds, entered into a Distribution Agreement and Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Funds pay BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Service Fee	Distribution Fee
Investor A	0.25%	—
Investor C	0.25%	0.75%

BLACKROCK FUNDS	JULY 31, 2014	35

Notes to Consolidated Financial Statements (continued)

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to each Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A and Investor C shareholders.

For the year ended July 31, 2014, the following table shows the class specific service and distribution fees borne directly by each class of each Fund:

	Investor A	Investor C	Total
Multi-Asset Real Return	$5,709	$9,265	$14,974
Strategic Risk Allocation	$1,277	$3,623	$4,900

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets.

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Funds, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the year ended July 31, 2014, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Consolidated Statements of Operations:

	Institutional	Investor A	Investor C	Total
Multi-Asset Real Return	$170	$96	$70	$336
Strategic Risk Allocation	$128	$14	$20	$162

For the year ended July 31, 2014, the following table shows the class specific transfer agent fees borne directly by each class of each Fund:

	Institutional	Investor A	Investor C	Total
Multi-Asset Real Return	$17,395	$1,863	$1,198	$20,456
Strategic Risk Allocation	$1,254	$535	$401	$2,190

BNY Mellon Investment Servicing (US) Inc. (“BNYMIS”) and the Manager act as co-administrators for the Funds. For these services, the co-administrators receive an administration fee computed daily and payable monthly to each administrator pursuant to separate fee arrangements, based on a percentage of the average daily net assets of each Fund. The combined administration fee, which is shown as administration in the Consolidated Statements of Operations, is paid at the following annual rates:

Average Daily Net Assets	First $500 Million	$500 Million — $1 Billion	Greater than $1 Billion
Administration Fee	0.075%	0.065%	0.055%

In addition, each of the share classes is charged an administration fee, which is shown as administration — class specific in the Consolidated Statements of Operations, based on the following percentages of average daily net assets of each respective class:

Average Daily Net Assets	First $500 Million	$500 Million — $1 Billion	Greater than $1 Billion
Administration Fee — Class Specific	0.025%	0.015%	0.005%

For the year ended July 31, 2014, the Funds paid the following to the Manager in return for these services, which are included in administration and administration — class specific in the Consolidated Statements of Operations:

Multi-Asset Real Return	$15,773
Strategic Risk Allocation	$3,608

For the year ended July 31, 2014, the following table shows the class specific administration fees borne directly by each class of each Fund:

	Institutional	Investor A	Investor C	Total
Multi-Asset Real Return	$10,016	$569	$231	$10,816
Strategic Risk Allocation	$6,292	$127	$91	$6,510

36	BLACKROCK FUNDS	JULY 31, 2014

Notes to Consolidated Financial Statements (continued)

BNYMIS and the Manager may have, at their discretion, voluntarily waived all or any portion of their administration fees for a Fund or a share class, which are included in administration fees waived and administration fees waived — class specific in the Consolidated Statements of Operations.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Funds’ business. The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to December 1, 2014 unless approved by the Board, including a majority of the independent trustees. The expense limitations as a percentage of average daily net assets are as follows:

	Institutional	Investor A	Investor C
Multi-Asset Real Return	0.80%	1.05%	1.80%
Strategic Risk Allocation	1.00%	1.25%	2.00%

In addition, BlackRock has contractually agreed to waive the management fee on assets estimated to be attributed to the Funds’ investments in other equity and fixed income mutual funds managed by BlackRock or its affiliates. These amounts waived or reimbursed are included in fees waived by Manager and expenses reimbursed by Manager, and shown as administration fees waived — class specific, transfer agent fees waived — class specific, transfer agent fees reimbursed — class specific and expenses reimbursed by Manager, respectively, in the Consolidated Statements of Operations. For the year ended July 31, 2014, the amounts included in fees waived by Manager were as follows:

Multi-Asset Real Return	$164,784
Strategic Risk Allocation	$156,786

The Manager reimbursed expenses of $9,341 for Multi-Asset Real Return and $2,795 for Strategic Risk Allocation, which are included in expenses reimbursed by Manager.

Class specific expense waivers or reimbursements are as follows:

Administration Fees Waived
	Institutional	Investor A	Investor C	Total
Multi-Asset Real Return	$9,961	$565	$217	$10,743
Strategic Risk Allocation	$5,836	$126	$90	$6,052

Transfer Agent Fees Waived
	Institutional	Investor A	Investor C	Total
Multi-Asset Real Return	$164	$94	$64	$322
Strategic Risk Allocation	$107	$14	$20	$141

Transfer Agent Fees Reimbursed
	Institutional	Investor A	Investor C	Total
Multi-Asset Real Return	$15,790	$1,632	$953	$18,375
Strategic Risk Allocation	$884	$501	$369	$1,754

If during the Funds’ fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of (a) the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement and (b) the amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that: (1) the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year and (2) the Manager or an affiliate continues to serve as the Fund’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

BLACKROCK FUNDS	JULY 31, 2014	37

Notes to Consolidated Financial Statements (continued)

On July 31, 2014, the Fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring July 31,
	2015	2016
Multi-Asset Real Return
Fund Level	$141,165	$115,838
Institutional	$1,544	$25,915
Investor A	$184	$2,291
Investor C	$47	$1,234
Strategic Risk Allocation
Fund Level	$148,224	$162,792
Institutional	$3,482	$6,827
Investor A	$236	$640
Investor C	$108	$480

For the year ended July 31, 2014, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Multi-Asset Real Return	$3,348
Strategic Risk Allocation	$474

For the year ended July 31, 2014, affiliates received CDSCs as follows:

Investor C
Multi-Asset Real Return	$546

The SEC has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for Multi-Asset Real Return, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. Multi-Asset Real Return is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment advisor to the private investment company will not charge any advisory fees with respect to shares purchased by Multi-Asset Real Return.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Multi-Asset Real Return retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent. Pursuant to a securities lending agreement effective February 1, 2014, BIM may lend securities only when the difference between the borrower rebate rate and the risk free rate exceeds a certain level (such securities, the “specials only securities”).

Pursuant to such agreement, Multi-Asset Real Return retains 80% of securities lending income. In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Liquidity Complex in a calendar year exceeds the aggregate securities lending income earned across the Equity-Liquidity Complex through the lending of specials only securities in the calendar year 2013, Multi-Asset Real Return, pursuant to the securities lending agreement, will retain for the remainder of the calendar year securities lending income in an amount equal to 85% of securities lending income. Prior to February 1, 2014, Multi-Asset Real Return retained 65% of securities lending income and paid a fee to BIM equal to 35% of such income.

The share of securities lending income earned by Multi-Asset Real Return is shown as securities lending — affiliated — net in the Consolidated Statements of Operations. For the year ended July 31, 2014, Multi-Asset Real Return paid BIM $6,934 for securities lending agent services.

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in officer and trustees in the Consolidated Statements of Operations.

38	BLACKROCK FUNDS	JULY 31, 2014

Notes to Consolidated Financial Statements (continued)

6. Purchases and Sales:

Purchases and sales of investments, excluding short-term securities, for the year ended July 31, 2014, were as follows:

Purchases	Multi-Asset Real Return	Strategic Risk Allocation
Non-U.S. Government Securities	$86,091,695	$4,214,189
U.S. Government Securities	15,917,960	—
Total Purchases	$102,009,655	$4,214,189

Sales	Multi-Asset Real Return	Strategic Risk Allocation
Non-U.S. Government Securities	$53,562,603	$4,934,840
U.S. Government Securities	502,284	—
Total Sales	$54,064,887	$4,934,840

7. Income Tax Information:

It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Funds’ U.S. federal tax returns remains open for the period ended July 31, 2013 and the year ended July 31, 2014. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds’ facts and circumstances and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of July 31, 2014, the following permanent differences attributable to the accounting for swap agreements, characterization of income/losses from wholly owned foreign subsidiary, foreign currency transactions and non-deductible expenses were reclassified to the following accounts:

	Multi-Asset Real Return	Strategic Risk Allocation
Paid-in capital	$(42,716)	$(31,344)
Undistributed net investment income	$360,977	$1,126,338
Accumulated net realized gain (loss)	$(318,261)	$(1,094,994)

The tax character of distributions paid during the fiscal year ended July 31, 2014 and the period ended July 31, 2013 was as follows:

	Multi-Asset Real Return	Strategic Risk Allocation
Ordinary income
7/31/2014	$484,735	$1,000,000
7/31/2013	—	92,002

Total	$484,735	$1,092,002

BLACKROCK FUNDS	JULY 31, 2014	39

Notes to Consolidated Financial Statements (continued)

As of July 31, 2014, the tax components of accumulated net earnings were as follows:

	Multi-Asset Real Return	Strategic Risk Allocation
Undistributed ordinary income	$2,252,297	$242,728
Capital loss carryforwards	—	(126,296)
Undistributed long term capital gains	181,895	—
Net unrealized gains[1]	94,336	580,123
Qualified late-year losses[2]	—	(264,818)
Total	$2,528,528	$431,737

[1]

The differences between book-basis and tax-basis net unrealized gains were attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the realization for tax purposes of unrealized gains/losses on certain foreign currency contracts and the accounting for swap agreements.

[2]	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of July 31, 2014, Strategic Risk Allocation had capital loss carryforwards of $126,696 available to offset future realized capital gains. This capital loss has no expiration date.

During the year ended July 31, 2014, Strategic Risk Allocation utilized $718,156 of its capital loss carryforward.

As of July 31, 2014, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

	Multi-Asset Real Return	Strategic Risk Allocation
Tax cost	$77,917,412	$27,498,286

Gross unrealized appreciation	$947,605	1,379
Gross unrealized depreciation	(218,771)	$(201,965)

Net unrealized appreciation (depreciation)	$728,834	$(200,586)

8. Bank Borrowings:

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $1.1 billion credit agreement with a group of lenders, under which the Funds may borrow to fund shareholder redemptions. The agreement expires in April 2015. Excluding commitments designated for a certain individual fund, other Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $650 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. Participating Funds paid administration and arrangement fees, which, along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. The Funds did not borrow under the credit agreement during the year ended July 31, 2014.

9. Concentration, Market and Credit Risk:

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Consolidated Statements of Assets and Liabilities, less any collateral held by the Funds.

40	BLACKROCK FUNDS	JULY 31, 2014

Notes to Consolidated Financial Statements (continued)

The Funds invest a significant portion of their assets in fixed-income securities and/or uses derivatives tied to the fixed income markets. See the Schedule of Investments for these securities and/or derivatives. Changes in market interest rates or economic conditions, including the Federal Reserve’s decision in December 2013 to taper its quantitative easing policy, may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

10. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended July 31, 2014		Period December 27, 2012[1] to July 31, 2013
Multi-Asset Real Return	Shares	Amount	Shares	Amount
Institutional
Shares sold	6,543,666	$67,658,896	1,148,538	$11,548,104
Shares issued in reinvestment of dividends and distributions	13,735	140,916	—	—
Shares redeemed	(1,578,527)	(16,556,251)	(10,376)	(106,895)

Net increase	4,978,874	$51,243,561	1,138,162	$11,441,209

Investor A
Shares sold	887,110	$9,483,968	70,146	$727,498
Shares issued in reinvestment of dividends and distributions	4,080	41,776	—	—
Shares redeemed	(37,860)	(401,380)	(25,731)	(267,340)

Net increase	853,330	$9,124,364	44,415	$460,158

Investor C
Shares sold	218,668	$2,297,974	26,085	$270,761
Shares issued in reinvestment of dividends and distributions	1,445	14,731	—	—
Shares redeemed	(26,742)	(281,481)	(8)	(85)

Net increase	193,371	$2,031,224	26,077	$270,676

Total Net Increase	6,025,575	$62,399,149	1,208,654	$12,172,043

BLACKROCK FUNDS	JULY 31, 2014	41

Notes to Consolidated Financial Statements (concluded)

	Year Ended July 31, 2014		Period December 27, 2012[1] to July 31, 2013
Strategic Risk Allocation	Shares	Amount	Shares	Amount
Institutional
Shares sold	85,934	$819,969	2,550,267	$25,504,357
Shares issued in reinvestment of dividends	3,190	29,857	9,182	91,821
Shares redeemed	(43,453)	(424,370)	(579)	(5,511)

Net increase	45,671	$425,456	2,558,870	$25,590,667

Investor A
Shares sold	75,618	$745,267	49,167	$507,183
Shares issued in reinvestment of dividends	1,417	13,269	9	91
Shares redeemed	(16,248)	(158,256)	(9,459)	(89,170)

Net increase	60,787	$600,280	39,717	$418,104

Investor C
Shares sold	9,724	$94,045	56,700	$569,640
Shares issued in reinvestment of dividends	1,060	9,896	9	90
Shares redeemed	(3,768)	(37,052)	(23,638)	(228,755)

Net increase	7,016	$66,889	33,071	$340,975

Total Net Increase	113,474	$1,092,625	2,631,658	$26,349,746

[1]	Commencement of operations.

At July 31, 2014, shares owned by affiliates of Strategic Risk Allocation were as follows:

	Institutional	Investor A	Investor C
Shares	2,504,182	2,509	2,509

11. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Funds through the date the consolidated financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the consolidated financial statements.

42	BLACKROCK FUNDS	JULY 31, 2014

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of BlackRock Funds and Shareholders of BlackRock Multi-Asset Real Return Fund and BlackRock Strategic Risk Allocation Fund:

We have audited the accompanying consolidated statements of assets and liabilities, including the consolidated schedules of investments, of BlackRock Multi-Asset Real Return Fund and subsidiary and BlackRock Strategic Risk Allocation Fund and subsidiary, each a series of BlackRock Funds (collectively the “Funds”), as of July 31, 2014, and the related consolidated statements of operations for the year then ended, the consolidated statements of changes in net assets for the year then ended and for the period December 27, 2012 (commencement of operations) through July 31, 2013, and the consolidated financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Multi-Asset Real Return Fund and subsidiary and BlackRock Strategic Risk Allocation Fund and subsidiary of BlackRock Funds as of July 31, 2014, and the results of their operations for the year then ended, the changes in their net assets for the year then ended and for the period December 27, 2012 (commencement of operations) through July 31, 2013, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

September 24, 2014

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid by the Funds during the fiscal year ended July 31, 2014:

	Payable Date	Multi-Asset Real Return	Strategic Risk Allocation
Qualified Dividend Income for Individuals[1]	12/31/2013	7.41%	—
Dividends Qualifying for the Dividend Received Deduction for Corporations[1]	12/31/2013	3.38%	—
Interest-Related Dividends and Qualified Short-Term Gains for Non-U.S. Residents[2]	12/31/2013	35.50%	1.23%

[1]	The Funds hereby designate the percentage indicated above or the maximum amount allowable by law.

[2]	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

BLACKROCK FUNDS	JULY 31, 2014	43

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements

The Board of Trustees (the “Board,” and the members of which are referred to as “Board Members”) of BlackRock FundsSM (the “Trust”) met in person on April 24, 2014 (the “April Meeting”) and May 28-30, 2014 (the “May Meeting”) to consider the approval of the Trust’s investment advisory agreement (the “Advisory Agreement”) with BlackRock Advisors, LLC (the “Manager”), the Trust’s investment advisor, on behalf of BlackRock Multi-Asset Real Return Fund (“Multi-Asset Real Return Fund”) and BlackRock Strategic Risk Allocation Fund (“Strategic Risk Allocation Fund,” and together with Multi-Asset Real Return Fund, the “Funds”), each a series of the Trust. The Board also considered the approval of the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and BlackRock International Limited (the “Sub-Advisor”) with respect to Strategic Risk Allocation Fund. At the May Meeting, the Board determined that it was appropriate to terminate the sub-advisory agreement between the Manager and BlackRock Financial Management, Inc. with respect to each Fund effective July 1, 2014. It was noted that the termination of the impacted sub-advisory agreement would not result in any change in the nature or quality of services provided to the Funds, or in the portfolio management team that serves each Fund. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreement are referred to herein as the “Agreements.”

Activities and Composition of the Board

The Board consists of fifteen individuals, thirteen of whom are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Board are each Independent Board Members. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each extending over two or three days, and a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreements. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Funds by BlackRock, its personnel and its affiliates, including (as applicable) investment management; administrative and shareholder services; oversight of fund service providers; marketing services; risk oversight; compliance and assistance in meeting applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Funds and their shareholders. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance against their peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Funds for services, such as marketing and distribution, call center and fund accounting; (c) the Funds’ operating expenses and how BlackRock allocates expenses to the Funds; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective, policies and restrictions, and meeting new regulatory requirements; (e) the Trust’s compliance with its Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Trust’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment objectives across the open-end fund, exchange-traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable, and the similarities and differences between the services provided to these products as compared to the Funds; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

The Board has engaged in an ongoing strategic review with BlackRock of BlackRock’s product pipeline, opportunities to consolidate funds and BlackRock’s commitment to investment performance. BlackRock also furnished information to the Board in response to specific questions. These questions covered issues such as: BlackRock’s profitability, implementation of alternative investment strategies, investment performance, portfolio manager compensation and accountability, portfolio managers’ investments in the funds they manage, supplemental service agreements with third party distribution partners, subadvisory and advisory relationships with other clients (including mutual funds sponsored by third parties) and management fee levels and breakpoints. The Board further considered the importance of: (i) BlackRock’s management organization; (ii) marketing support for the funds; (iii) services provided to the funds by BlackRock affiliates; and (iv) BlackRock’s oversight of relationships with third party service providers.

44	BLACKROCK FUNDS	JULY 31, 2014

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreements. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on the fees and expenses of each Fund as compared with a peer group of funds as determined by Lipper1 (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds as determined by Lipper; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by each Fund to BlackRock; (g) sales and redemption data regarding each Fund’s shares; and (h) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board, including all the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Trust with respect to each Fund, and the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to Strategic Risk Allocation Fund, each for a one-year term ending June 30, 2015. In approving the continuation of the Agreements, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Funds; (d) each Fund’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance comparison as previously discussed; (e) economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with the Funds; and (g) other factors deemed relevant by the Board Members.

[1]	Lipper ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares and securities lending, services related to the valuation and pricing of the portfolio holdings of each Fund, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Funds and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock:

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared each Fund’s performance to the performance of a comparable group of mutual funds and/or the performance of a relevant benchmark, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide the Funds with certain administrative, shareholder and other services (in addition to any such services provided to the Funds by third parties) and officers and other personnel as are necessary for the operations of the Funds. In particular, BlackRock and its affiliates provide the Funds with the following administrative services including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; (vi) furnishing analytical and other support to assist the Board in its consideration of strategic issues

BLACKROCK FUNDS	JULY 31, 2014	45

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

such as the merger or consolidation of certain open-end funds; and (vii) performing other administrative functions necessary for the operation of the Funds, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Funds and BlackRock:

The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April Meeting, the Board worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of each Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to other funds in its applicable Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review its methodology. The Board and its Performance Oversight and Contract Committee regularly review, and meet with Fund management to discuss, the performance of each Fund throughout the year.

The Board noted that for each of the one-year and since-inception periods reported, Multi-Asset Real Return Fund ranked in the second quartile against its Lipper Performance Universe.

The Board noted that for each of the one-year and since-inception periods reported, Strategic Risk Allocation Fund ranked in the fourth quartile against its Lipper Performance Universe. The Board and BlackRock reviewed and discussed the reasons for the Fund’s underperformance during these periods. The Board was informed that, among other things, the Fund utilizes a risk parity strategy and is strategically very balanced to developed equities, emerging equities, sovereign bonds, emerging market bonds, inflation linked bonds, investment grade spreads, high yield spreads, commodities and real estate. Most funds in the Fund’s Lipper Performance Universe are less diversified and are heavily concentrated toward developed equities. The underperformance during these periods was driven by historic outperformance of equities over bonds as the market adjusted to the onset of expected rising rates.

The Board and BlackRock also discussed BlackRock’s strategy for improving Strategic Risk Allocation Fund’s performance and BlackRock’s commitment to providing the resources necessary to assist the Fund’s portfolio managers in seeking to improve the Fund’s performance.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Funds:

The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with the other funds in its Lipper category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate, to those of other funds in its Lipper category. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Funds. The Board reviewed BlackRock’s profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2013 compared to available aggregate profitability data provided for the two prior years. The Board reviewed BlackRock’s profitability with respect to certain other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management and the relative product mix.

In addition, the Board considered the cost of the services provided to the Funds by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Funds and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of the Funds. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk and liability profile in servicing the Funds in contrast

46	BLACKROCK FUNDS	JULY 31, 2014

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (concluded)

to what is required of BlackRock with respect to other products with similar investment objectives across the open-end fund, ETF, closed-end fund and institutional account product channels, as applicable.

The Board noted that Multi-Asset Real Return Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Fund’s Expense Peers. The Board further noted that BlackRock has contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis. Additionally, the Board noted that BlackRock has contractually agreed to waive its management fee on assets attributed to the Fund’s investments in other equity and fixed income mutual funds managed by BlackRock or its affiliates.

The Board noted that Strategic Risk Allocation Fund’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio ranked in the first and third quartiles, respectively, relative to the Fund’s Expense Peers. The Board determined that the Fund’s total expense ratio was appropriate in light of the median total expense ratio paid by the Fund’s Expense Peers. The Board further noted that BlackRock has contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

The Board also noted that each Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels.

D. Economies of Scale:

The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Funds increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which the Funds benefit from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Funds to participate in these economies of scale, for example through the use of revised breakpoints in the advisory fee based upon the asset level of the Funds. In their consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members:

The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Funds, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Funds, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the pertinent Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including all the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Trust with respect to each Fund, and the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to Strategic Risk Allocation Fund, each for a one-year term ending June 30, 2015. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and, as applicable, in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Funds reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

BLACKROCK FUNDS	JULY 31, 2014	47

Officers and Trustees

Name, Address[1], and Year of Birth	Position(s) Held with Trust	Length of Time Served as a Trustee[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[2]
Ronald W. Forbes 1940	Co-Chairman of the Board and Trustee	Since 2007	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000.	33 RICs consisting of 155 Portfolios	None
Rodney D. Johnson 1941	Co-Chairman of the Board and Trustee	Since 2007	President, Fairmount Capital Advisors, Inc. from 1987 to 2013; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia from 2004 to 2012; Director, The Committee of Seventy (civic) from 2006 to 2012; Director, Fox Chase Cancer Center from 2004 to 2011.	33 RICs consisting of 155 Portfolios	None
David O. Beim 1940	Trustee	Since 2007	Professor of Professional Practice at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy from 2002 to 2012; Chairman, Wave Hill, Inc. (public garden and cultural center) from 1990 to 2006.	33 RICs consisting of 155 Portfolios	None
Frank J. Fabozzi 1948	Trustee	Since 2014	Editor of and Consultant for The Journal of Portfolio Management since 2006; Professor of Finance, EDHEC Business School since 2011; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011; Adjunct Professor of Finance and Becton Fellow, Yale University from 1994 to 2006.	115 RICs consisting of 237 Portfolios	None
Dr. Matina S. Horner 1939	Trustee	Since 2004	Executive Vice President of Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	33 RICs consisting of 155 Portfolios	NSTAR (electric and gas utility)
Herbert I. London 1939	Trustee	Since 2007	Professor Emeritus, New York University since 2005; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President Emeritus, Hudson Institute (policy research organization) from 2011 to 2012, President thereof from 1997 to 2011 and Trustee from 1980 to 2012; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. (global internet service) since 2005; Director, Cerego, LLC (educational software) since 2005; Director, Cybersettle (online adjudication) since 2009; Director, AIMS Worldwide, Inc. (marketing) from 2007 to 2012.	33 RICs consisting of 155 Portfolios	None
Ian A. MacKinnon 1948	Trustee	Since 2012	Director, Kennett Capital, Inc. (investments) since 2006; Director, Free Library of Philadelphia from 1998 to 2008.	33 RICs consisting of 155 Portfolios	None
Cynthia A. Montgomery 1952	Trustee	Since 2007	Professor, Harvard Business School since 1989; Director, McLean Hospital from 2005 to 2012; Director, Harvard Business School Publishing from 2005 to 2010.	33 RICs consisting of 155 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Joseph P. Platt 1947	Trustee	Since 2007	Director, Jones and Brown (Canadian insurance broker) since 1998; General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Director, The West Penn Allegheny Health System (a not-for-profit health system) from 2008 to 2013; Partner, Amarna Corporation, LLC (private investment company) from 2002 to 2008.	33 RICs consisting of 155 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company)
Robert C. Robb, Jr. 1945	Trustee	Since 2007	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	33 RICs consisting of 155 Portfolios	None
Toby Rosenblatt 1938	Trustee	Since 2005	President, Founders Investments Ltd. (private investments) since 1999; Director, Forward Management, LLC since 2007; Director, College Access Foundation of California (philanthropic foundation) since 2009; Director, A.P. Pharma, Inc. (specialty pharmaceuticals) from 1983 to 2011; Director, The James Irvine Foundation (philanthropic foundation) from 1998 to 2008.	33 RICs consisting of 155 Portfolios	None

48	BLACKROCK FUNDS	JULY 31, 2014

Officers and Trustees (continued)

Name, Address[1], and Year of Birth	Position(s) Held with Trust	Length of Time Served as a Trustee[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[2] (concluded)
Kenneth L. Urish 1951	Trustee	Since 2007	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Immediate past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	33 RICs consisting of 155 Portfolios	None
Frederick W. Winter 1945	Trustee	Since 2007	Director, Alkon Corporation (pneumatics) since 1992; Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh from 2005 to 2013 and Dean thereof from 1997 to 2005; Director, Tippman Sports (recreation) from 2005-2013; Director, Indotronix International (IT services) from 2004 to 2008.	33 RICs consisting of 155 Portfolios	None

[1]     The address of each Trustee and Officer is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055.

[2]     Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 75. The Board has approved one-year extensions in terms of Trustees who turn 72 prior to December 31, 2013.

[3]     Date shown is the earliest date a person has served for the Trust covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Trustees as joining the Trust’s board in 2007, those Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: David O. Beim, 1998; Ronald W. Forbes, 1977; Dr. Matina S. Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1998; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999. Frank J. Fabozzi first became a member of the board of other funds advised by BlackRock Advisors, LLC or its affiliates in 1988.

Interested Trustees[4]
Paul L. Audet 1953	Trustee	Since 2007	Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	144 RICs consisting of 334 Portfolios	None
Henry Gabbay 1947	Trustee	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	144 RICs consisting of 334 Portfolios	None

[4]     Mr. Audet is an “interested person,” as defined in the 1940 Act, of the Trust based on his position with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Trust based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet, Dr. Fabozzi and Mr. Gabbay are also directors of the BlackRock registered closed-end funds and directors of other BlackRock registered open-end funds. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 75. The Board has determined to extend the terms of Directors on a case-by-case basis, as appropriate.

BLACKROCK FUNDS	JULY 31, 2014	49

Officers and Trustees (concluded)

Name, Address[1], and Year of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years
Trust Officers[2]
John M. Perlowski 1964	President and Chief Executive Officer	Since 2010	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Richard Hoerner, CFA 1958	Vice President	Since 2009	Managing Director of BlackRock since 2000; Head of the Global Cash Group since 2013; Co-head of the Global Cash and Securities Lending Group from 2010 to 2013; Member of the Cash Management Group Executive Committee since 2005.
Brendan Kyne 1977	Vice President	Since 2009	Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Americas Product Development for BlackRock since 2013, Head of Product Development and Management for BlackRock’s U.S. Retail Group from 2009 to 2013 and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.
Neal Andrews 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2014	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Benjamin Archibald 1975	Secretary	Since 2012	Managing Director of BlackRock since 2014; Director of BlackRock from 2010 to 2013; Assistant Secretary of the BlackRock-advised funds from 2010 to 2012; General Counsel and Chief Operating Officer of Uhuru Capital Management from 2009 to 2010; Executive Director and Counsel of Goldman Sachs Asset Management from 2005 to 2009.
[1] The address of each Officer is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. [2] Officers of the Trust serve at the pleasure of the Board.
Further information about the Trust’s Officers and Trustees is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.

Effective May 30, 2014, Brian Kindelan resigned as Chief Compliance Officer and Anti-Money Laundering Officer of the Funds and Charles Park became Chief Compliance Officer and Anti-Money Laundering Officer of the Funds.

Investment Advisor and Co-Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Sub-Advisor BlackRock International Limited[1] Edinburgh, Scotland EH3 8JB	Distributor BlackRock Investments, LLC New York, NY 10022	Address of the Trust 100 Bellevue Parkway Wilmington, DE 19809

Accounting Agent, Co-Administrator and Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Legal Counsel Sidley Austin LLP New York, NY 10019 Custodian The Bank of New York Mellon New York, NY 10286	Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103

[1]	For Strategic Risk Allocation.

50	BLACKROCK FUNDS	JULY 31, 2014

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Funds’ website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Funds’ electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock:

1)	Access the BlackRock website at
http://www.blackrock.com/ edelivery

2)	Select “eDelivery” under the “More Information” section

3)	Log into your account

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http:// www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http:// www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http:// www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plan

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BLACKROCK FUNDS	JULY 31, 2014	51

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

52	BLACKROCK FUNDS	JULY 31, 2014

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock ACWI ex-US Index Fund

BlackRock All-Cap Energy & Resources Portfolio

BlackRock Basic Value Fund

BlackRock Capital Appreciation Fund

BlackRock Commodity Strategies Fund

BlackRock Disciplined Small Cap Core Fund

BlackRock Emerging Markets Dividend Fund

BlackRock Emerging Markets Fund

BlackRock Emerging Markets Long/Short Equity Fund

BlackRock Energy & Resources Portfolio

BlackRock Equity Dividend Fund

BlackRock EuroFund

BlackRock Flexible Equity Fund

BlackRock Focus Growth Fund

BlackRock Global Dividend Portfolio

BlackRock Global Long/Short Equity Fund

BlackRock Global Opportunities Portfolio

BlackRock Global SmallCap Fund

BlackRock Health Sciences Opportunities Portfolio

BlackRock International Fund

BlackRock International Index Fund

BlackRock International Opportunities Portfolio

BlackRock Large Cap Core Fund

BlackRock Large Cap Core Plus Fund

BlackRock Large Cap Growth Fund

BlackRock Large Cap Value Fund

BlackRock Latin America Fund

BlackRock Long-Horizon Equity Fund

BlackRock Mid-Cap Growth Equity Portfolio

BlackRock Mid-Cap Value Opportunities Fund

BlackRock Natural Resources Trust

BlackRock Pacific Fund

BlackRock Real Estate Securities Fund

BlackRock Russell 1000® Index Fund

BlackRock Science & Technology Opportunities Portfolio

BlackRock Small Cap Growth Equity Portfolio

BlackRock Small Cap Growth Fund II

BlackRock Small Cap Index Fund

BlackRock S&P 500 Stock Fund

BlackRock U.S. Opportunities Portfolio

BlackRock Value Opportunities Fund

Taxable Fixed Income Funds

BlackRock Bond Index Fund

BlackRock Core Bond Portfolio

BlackRock CoreAlpha Bond Fund

BlackRock CoRI Funds

2015

2017

2019

2021

2023

BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

BlackRock Floating Rate Income Portfolio

BlackRock Global Long/Short Credit Fund

BlackRock GNMA Portfolio

BlackRock High Yield Bond Portfolio

BlackRock Inflation Protected Bond Portfolio

BlackRock Investment Grade Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock Secured Credit Portfolio

BlackRock Short Obligations Fund

BlackRock Short-Term Treasury Fund

BlackRock Strategic Income Opportunities Portfolio

BlackRock Total Return Fund

BlackRock U.S. Government Bond Portfolio

BlackRock U.S. Mortgage Portfolio

BlackRock Ultra-Short Obligations Fund

BlackRock World Income Fund

Municipal Fixed Income Funds

BlackRock California Municipal Bond Fund

BlackRock High Yield Municipal Fund

BlackRock National Municipal Fund

BlackRock New Jersey Municipal Bond Fund

BlackRock New York Municipal Bond Fund

BlackRock Pennsylvania Municipal Bond Fund

BlackRock Short-Term Municipal Fund

BlackRock Strategic Municipal Opportunities Fund

Mixed Asset Funds

BlackRock Balanced Capital Fund	LifePath® Active Portfolios		LifePath® Index Portfolios
BlackRock Emerging Market Allocation Portfolio	2015	2040	Retirement	2040
BlackRock Global Allocation Fund	2020	2045	2020	2045
BlackRock Managed Volatility Portfolio	2025	2050	2025	2050
BlackRock Multi-Asset Income Portfolio	2030	2055	2030	2055
BlackRock Multi-Asset Real Return Fund	2035		2035
BlackRock Multi-Manager Alternative Strategies Fund
BlackRock Strategic Risk Allocation Fund	LifePath® Portfolios
	Retirement	2040
BlackRock Prepared Portfolios	2020	2045
Conservative Prepared Portfolio	2025	2050
Moderate Prepared Portfolio	2030	2055
Growth Prepared Portfolio	2035
Aggressive Growth Prepared Portfolio

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

BLACKROCK FUNDS	JULY 31, 2014	53

This report is intended for existing shareholders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

MRRSRA-7/14-AR

JULY 31, 2014

ANNUAL REPORT	BLACKROCK®

BlackRock FundsSM

„   BlackRock Short Obligations Fund

„   BlackRock Short-Term Treasury Fund

„   BlackRock Ultra-Short Obligations Fund

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

2	BLACKROCK FUNDS	JULY 31, 2014

Shareholder Letter

Dear Shareholder,

The latter part of 2013 was a strong period for equities and other risk assets such as high yield bonds, despite the mixed tone of economic and financial news and uncertainty as to when and by how much the U.S. Federal Reserve would begin to gradually reduce (or “taper”) its asset purchase programs. Stock markets rallied in September when the Fed defied investors’ expectations with its decision to delay tapering. The momentum was disrupted temporarily, however, when the U.S. debt ceiling debate led to a partial government shutdown, roiling financial markets globally until a compromise was struck in mid-October. The remainder of 2013 was generally positive for developed market stocks, while fixed income and emerging market investments struggled as Fed tapering became increasingly imminent. When the central bank ultimately announced its tapering plans in mid-December, equity investors reacted positively, as this action signaled the Fed’s perception of real improvement in the economy.

Most asset classes continued to move higher in 2014 despite the pull back in Fed stimulus. The year got off to a rocky start, however. A number of emerging economies showed signs of financial stress while facing the broader headwind of diminishing global liquidity. These risks, combined with disappointing U.S. economic data, caused equities to decline in January while bond markets found renewed strength from investors seeking relatively safer assets.

Although these headwinds persisted, equities were back on the rise in February as investors were encouraged by a one-year extension of the U.S. debt ceiling and market-friendly comments from the new Fed Chairwoman, Janet Yellen. While it was clear that U.S. economic data had softened, investors were assuaged by increasing evidence that the trend was temporary and weather-related, and continued to take on risk given expectations that growth would pick up later in the year.

In the months that followed, interest rates trended lower and bond prices climbed higher in the modest growth environment. Financial markets exhibited a remarkably low level of volatility despite rising geopolitical risks and mixed global economic news. Tensions in Russia and Ukraine and signs of decelerating growth in China caused some turbulence, but markets were resilient as investors focused on signs of improvement in the U.S. recovery, stronger corporate earnings and increased merger-and-acquisition activity. Importantly, investors were comforted by comments from the Fed offering reassurance that no changes to short-term interest rates were on the horizon.

In the low-rate environment, investors looked to equities as a source of yield, pushing major indices to record highs. As stock prices moved higher, investors soon became wary of stretched valuations and a new theme emerged in the markets. Stocks that had experienced significant price appreciation in 2013, particularly growth and momentum names, broadly declined as investors fled to stocks with cheaper valuations. This rotation resulted in the strongest performers of 2013 struggling most in 2014, and vice versa. Especially hard hit were U.S. small cap and European stocks where earnings growth had not kept pace with recent market gains. In contrast, emerging market stocks benefited from the trend. As a number of developing countries took steps to stabilize their finances, investors looked past political risks – hardly batting an eye at a military coup in Thailand – and poured back into these attractively priced investments.

Asset prices tend to be more vulnerable to bad news when investors believe valuations are stretched. Consequently, markets came under pressure in July as geopolitical tensions intensified with the tragic downing of a Malaysian civilian airliner over Ukraine, the continued fragmentation of Iraq and a ground war between Israel and Hamas in Gaza. As the period came to a close, financial troubles in Argentina and Portugal as well as new U.S. and European sanctions on Russia were additional headwinds for the markets.

Despite a host of challenges, most asset classes generated solid returns for the six- and 12-month periods ended July 31, 2014, with equities generally outperforming fixed income. Emerging market equities delivered impressive gains. Developed markets also performed well, although small cap stocks lagged due to relatively higher valuations. Most fixed income assets produced positive returns even as the Fed reduced its open-market purchases. Tax-exempt municipal bonds benefited from a favorable supply-and-demand environment. Short-term interest rates remained near zero, keeping yields on money market securities close to historic lows.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s world.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Asset prices pushed higher over the period despite modest global growth, geopolitical risks and a shift toward tighter U.S. monetary policy.

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of July 31, 2014
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	9.44%	16.94%
U.S. small cap equities (Russell 2000® Index)	(0.30)	8.56
International equities (MSCI Europe, Australasia, Far East Index)	7.03	15.07
Emerging market equities (MSCI Emerging Markets Index)	15.70	15.32
3-month Treasury bill (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.02	0.05
U.S. Treasury securities (BofA Merrill Lynch 10- Year U.S. Treasury Index)	2.71	3.50
U.S. investment grade bonds (Barclays U.S. Aggregate Bond Index)	2.16	3.97
Tax-exempt municipal bonds (S&P Municipal Bond Index)	4.11	7.38
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	3.33	8.18

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of July 31, 2014	BlackRock Short Obligations Fund

Investment Objective

BlackRock Short Obligations Fund’s (the “Fund”) investment objective is to seek current income consistent with preservation of capital.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended July 31, 2014, the Fund outperformed its benchmark, the BofA Merrill Lynch 6-Month U.S. Treasury Bill Index.

What factors influenced performance?

•

The Fund’s relative outperformance was attributable to its non-benchmark allocation to spread sectors such as corporate bonds and bank obligations. In addition, the Fund benefited from maintaining a spread duration overweight (greater sensitivity to changes in credit spreads) relative to the benchmark as credit spreads tightened during the period.

•	There were no detractors from the Fund’s performance relative to the benchmark index during the period.

Describe recent portfolio activity.

•

During the period, the Fund maintained a floating rate credit overweight and added select investments in AAA-rated consumer asset-backed securities. This activity resulted in a shift in overall portfolio duration (sensitivity to interest rate movements) to 91 days from 99 days and in spread duration to 343 days from 341 days.

Describe Fund positioning at period end.

•

The Fund continued to maintain non-benchmark exposure to credit securities with a concentration in high-quality bank obligations. As of period end, 66% of the Fund’s net assets were invested in floating rate securities.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Net Assets
Corporate Bonds	62%
Certificates of Deposit	14
Repurchase Agreements	9
Commercial Paper	8
Asset-Backed Securities	6
Other Assets Less Liabilities	1

Maturity Breakdown	Percent of Net Assets
1-7 days	—
8-14 days	3%
15-30 days	2
31-60 days	6
61-90 days	—
91-120 days	5
121-150 days	4
> 150 days	80

4	BLACKROCK FUNDS	JULY 31, 2014

BlackRock Short Obligations Fund

Total Return Based on a $10,000 Investment

[1]	Assuming transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. BlackRock and Institutional Shares do not have a sales charge.

[2]

Under normal market conditions, Fund will invest in U.S. dollar denominated investment grade and short-term fixed and floating rate debt securities maturing in three years or less (with certain exceptions) and will maintain a dollar-weighted average maturity of 180 days or less and a dollar-weighted average life of 365 days or less.

[3]	An unmanaged index that tracks 6-Month U.S. Treasury securities.

[4]	Commencement of operations.

Performance Summary for the Period Ended July 31, 2014
				Average Annual Total Returns
	Standardized 30-Day Yield[5]	Unsubsidized 30-Day Yield[5]	6-Month Total Returns	1 Year	Since Inception[6]
BlackRock	0.50%	(0.71)%	0.34%	0.59%	0.60%
Institutional	0.48	(0.71)	0.23	0.56	0.48
BofA Merrill Lynch 6-Month U.S. Treasury Bill Index	—	—	0.05	0.14	0.17

[5]	The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waiver and/or reimbursements.

[6]	The Fund commenced operations on November 15, 2012.

Past performance is not indicative of future results.

Expense Example
	Actual			Hypothetical[8]
	Beginning Account Value February 1, 2014	Ending Account Value July 31, 2014	Expenses Paid During the Period[7]	Beginning Account Value February 1, 2014	Ending Account Value July 31, 2014	Expenses Paid During the Period[7]	Annualized Expense Ratio
BlackRock Short Obligations Fund
BlackRock	$1,000.00	$1,003.40	$0.50	$1,000.00	$1,024.30	$0.50	0.10%
Institutional	$1,000.00	$1,002.30	$0.65	$1,000.00	$1,024.15	$0.65	0.13%

[7]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[8]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal period divided by 365.

See “Disclosure of Expenses” on page 10 for further information on how expenses were calculated.

BLACKROCK FUNDS	JULY 31, 2014	5

Fund Summary as of July 31, 2014	BlackRock Short-Term Treasury Fund

Investment Objective

BlackRock Short-Term Treasury Fund’s (the “Fund”) investment objective is to seek current income consistent with liquidity and preservation of capital.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended July 31, 2014, the Fund outperformed its benchmark, the BofA Merrill Lynch 0-3 Month U.S. Treasury Bill Index.

What factors influenced performance?

•

The Fund invests in U.S. Treasury bills, Treasury notes with maturities less than 13 months and ultra-short-dated repurchase agreements. The Fund’s longer duration bias (higher sensitivity to interest rate movements) was the main contributor to performance over the period. While Treasury money market rates remained in a tight trading range, benchmark Treasury bills benefited from the roll-down effect (i.e., a bond’s effective maturity becomes shorter with the passing of time and therefore is evaluated at a lower yield level, which, in a normal, or upward-sloping, yield curve environment, results in higher prices). However, the Fund’s holdings in the six-month to one-year sectors derived a stronger roll-down effect versus the zero- to three-month sector represented in the benchmark index. Additional contributions came from the Fund’s overall allocations to U.S. Treasury notes and ultra-short dated repurchase agreements as both asset classes offered generally higher yields when compared to same-maturity Treasury bills.

•	The Fund’s yield curve positioning detracted from relative performance, specifically due to maintaining a general underweight in the one-year part of the curve.

Describe recent portfolio activity.

•

During the 12-month period, the Fund was focused on maintaining a longer duration profile while simultaneously increasing liquidity, as the investment advisor believed that the long end of the money market curve was vulnerable to any change in the U.S. Federal Reserve’s public communications regarding its monetary policy and the possibility of increases in the federal funds rate going forward. In terms of sector allocation, the Fund increased exposure to U.S. Treasury notes by taking advantage of select opportunities during periods of widening spreads. The Fund maintained a large exposure to ultra-short-dated repurchase agreements, which anchor the Fund’s liquidity profile while providing a good risk-adjusted yield.

Describe Fund positioning at period end.

•

As of period end, the Fund’s weighted average maturity at 77 days was longer in comparison to the benchmark. The Fund maintained non-benchmark positions in U.S. Treasury notes, U.S. Treasury floating rate notes and repurchase agreements collateralized by U.S. Treasury obligations. Holdings of U.S. Treasury floating rate notes extended the Fund’s weighted average life to 90 days.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Net Assets

U.S. Treasury Obligations	68%
Repurchase Agreements	32

Maturity Breakdown	Percent of Net Assets

1-7 days	32%
8-14 days	3
15-30 days	4
31-60 days	3
61-90 days	6
91-120 days	21
121-150 days	4
> 150 days	27

6	BLACKROCK FUNDS	JULY 31, 2014

BlackRock Short-Term Treasury Fund

Total Return Based on a $10,000 Investment

[1]	Assuming transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Daily Shares do not have a sales charge.

[2]

Under normal market conditions, Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in U.S. Treasury bills, notes, trust receipts and direct obligations of the United States, including securities only guaranteed by the U.S. Treasury and repurchase agreements secured by direct Treasury obligations.

[3]	An index that measures total return on cash; including price and interest income, based on short-term government Treasury bills of about 90-day maturity.

[4]	Commencement of operations.

Performance Summary for the Period Ended July 31, 2014
				Average Annual Total Returns
	Standardized 30-Day Yield[5]	Unsubsidized 30-Day Yield[5]	6-Month Total Returns	1 Year	Since Inception[6]
Institutional Daily	0.02%	(1.47)%	0.04%	0.05%	0.03%
BofA Merrill Lynch 0-3 Month U.S. Treasury Bill Index	—	—	0.02	0.03	0.05

[5]	The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waiver and/or reimbursements.

[6]	The Fund commenced operations on November 15, 2012.

Past performance is not indicative of future results.

Expense Example
	Actual			Hypothetical[8]
	Beginning Account Value February 1, 2014	Ending Account Value July 31, 2014	Expenses Paid During the Period[7]	Beginning Account Value February 1, 2014	Ending Account Value July 31, 2014	Expenses Paid During the Period[7]	Annualized Expense Ratio
BlackRock Short-Term Treasury Fund
Institutional Daily	$1,000.00	$1,000.40	$0.35	$1,000.00	$1,024.45	$0.35	0.07%

[7]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[8]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal period divided by 365.

See “Disclosure of Expenses” on page 10 for further information on how expenses were calculated.

BLACKROCK FUNDS	JULY 31, 2014	7

Fund Summary as of July 31, 2014	BlackRock Ultra-Short Obligations Fund

Investment Objective

BlackRock Ultra-Short Obligations Fund’s (the “Fund”) investment objective is to seek current income consistent with preservation of capital.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended July 31, 2014, the Fund outperformed its benchmark, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index.

What factors influenced performance?

•

The Fund’s relative outperformance was attributable to its non-benchmark allocation to spread sectors such as corporate bonds and money market securities including repurchase agreements. In addition, the Fund benefited from maintaining a spread duration overweight (greater sensitivity to changes in credit spreads) relative to the benchmark as credit spreads tightened during the period.

•	There were no detractors from the Fund’s performance relative to the benchmark index during the period.

Describe recent portfolio activity.

•

During the period, the Fund maintained a floating rate credit overweight. Changes in the Fund were modest with a shift in overall portfolio duration (sensitivity to interest rate movements) to 73 days from 78 days and in spread duration (sensitivity to changes in credit spreads) to 135 days from 108 days.

Describe Fund positioning at period end.

•

The Fund continued to maintain non-benchmark exposure to credit securities with a concentration in high-quality bank obligations. As of period end, 45% of the Fund’s net assets were invested in floating rate securities.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Net Assets

Corporate Bonds	53%
Certificates of Deposit	19
Commercial Paper	15
Repurchase Agreements	13

Maturity Breakdown	Percent of Net Assets

1-7 days	6%
8-14 days	1
15-30 days	14
31-60 days	8
61-90 days	4
91-120 days	11
121-150 days	—
> 150 days	56

8	BLACKROCK FUNDS	JULY 31, 2014

BlackRock Ultra-Short Obligations Fund

Total Return Based on a $10,000 Investment

[1]	Assuming transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. BlackRock and Institutional Shares do not have a sales charge.

[2]

Under normal market conditions, Fund invests in a broad range of U.S. dollar-denominated money market instruments, including government, U.S. and foreign bank and commercial obligations and repurchase agreements.

[3]	An unmanaged index that tracks 3-month U.S. Treasury securities.
[4]	Commencement of operations.

Performance Summary for the Period Ended July 31, 2014
				Average Annual Total Returns
	Standardized 30-Day Yield[5]	Unsubsidized 30-Day Yield[5]	6-Month Total Returns	1 Year	Since Inception[6]
BlackRock	0.36%	(0.90)%	0.17%	0.36%	0.36%
Institutional	0.34	(0.91)	0.16	0.34	0.31
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	—	—	0.02	0.05	0.07

[5]	The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waiver and/or reimbursements.

[6]	The Fund commenced operations on November 15, 2012.

Past performance is not indicative of future results.

Expense Example
	Actual			Hypothetical[8]
	Beginning Account Value February 1, 2014	Ending Account Value July 31, 2014	Expenses Paid During the Period[7]	Beginning Account Value February 1, 2014	Ending Account Value July 31, 2014	Expenses Paid During the Period[7]	Annualized Expense Ratio
BlackRock Ultra-Short Obligations Fund
BlackRock	$1,000.00	$1,001.70	$0.50	$1,000.00	$1,024.30	$0.50	0.10%
Institutional	$1,000.00	$1,001.60	$0.65	$1,000.00	$1,024.15	$0.65	0.13%

[7]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[8]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal period divided by 365.

See “Disclosure of Expenses” on page 10 for further information on how expenses were calculated.

BLACKROCK FUNDS	JULY 31, 2014	9

About Fund Performance

•

BlackRock, Institutional and Institutional Daily Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to eligible investors. Prior to July 9, 2013, BlackRock Short Obligations and BlackRock Ultra-Short Obligations Funds’ Institutional Shares performance results are those of BlackRock Shares restated to reflect Institutional Shares fees.

Refer to www.blackrock.com/cash to obtain performance data current to the most recent month-end. Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the performance charts on the previous pages assume reinvestment of all dividends and distributions, if any, at net asset value

(“NAV”) on the ex-dividend/payable dates. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor, waived and/or reimbursed a portion of each Fund’s expenses. Without such waiver and/or reimbursement, a Fund’s performance would have been lower. The Manager is under no obligation to waive or reimburse or to continue waiving or reimbursing its fees after the applicable termination date. See Note 4 of the Notes to Financial Statements for additional information on waivers and reimbursements. The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Funds may incur the following charges: (a) transactional expenses and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other Fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on February 1, 2014 and held through July 31, 2014) are intended to assist shareholders both in calculating expenses based on an investment in the Funds and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the headings entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

10	BLACKROCK FUNDS	JULY 31, 2014

Schedule of Investments July 31, 2014	BlackRock Short Obligations Fund
(Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)	Value
CarMax Auto Owner Trust, 0.46%, 4/17/17	$200	$199,969
Citibank Credit Card Issuance Trust, 4.85%, 3/10/17	325	333,785
CNH Equipment Trust, 0.48%, 8/15/17	200	199,904
Honda Auto Receivables Owner Trust, 0.41%, 9/21/16	200	199,990
Hyundai Auto Receivables Trust, 0.46%, 1/16/17	200	200,016
Mercedes-Benz Auto Lease Trust, 0.48%, 6/15/16	250	250,120
Volkswagen Auto Loan Enhanced Trust, 0.42%, 3/20/17	200	199,912
Total Asset-Backed Securities — 6.3%		1,583,696

Corporate Bonds
Automobiles — 2.0%
Daimler Finance North America LLC, 0.83%, 1/09/15 (a)(b)	500	500,953
Banks — 29.1%
Australia & New Zealand Banking Group Ltd.:
0.42%, 5/07/15 (a)(b)	400	400,547
0.61%, 1/10/17 (a)(b)	250	250,664
Banque Federative du Credit Mutuel SA, 1.08%, 1/20/17 (a)(b)	500	504,138
BP Capital Markets PLC, 0.55%, 11/06/15 (b)	500	501,110
BPCE S.A.:
0.73%, 7/15/15 (b)	300	300,339
1.07%, 2/10/17 (b)	250	252,427
Commonwealth Bank of Australia:
1.95%, 3/16/15	350	353,539
1.03%, 9/18/15 (a)(b)	300	302,335
Cooperatieve Centrale Raiffeisen- Boerenleenbank BA, 0.71%, 3/18/16 (b)	500	502,751
Deutsche Bank AG, 3.45%, 3/30/15	500	509,491
ING Bank NV, 0.49%, 2/24/15 (a)(b)	500	499,945
JPMorgan Chase & Co., 4.75%, 3/01/15	250	255,995
JPMorgan Chase Bank NA, 0.49%, 7/30/15 (b)	250	250,371
Macquarie Bank Ltd., 0.68%, 6/15/16 (a)(b)	275	274,946
Suncorp Metway Ltd., 0.70%, 5/23/16 (a)(b)	500	500,213
Svenska Handelsbanken AB:
0.68%, 3/21/16 (b)	500	502,540
0.70%, 9/23/16 (b)	250	251,382
Wells Fargo & Co., 1.25%, 2/13/15	375	376,579
Wells Fargo Bank NA, 0.51%, 7/20/15 (b)	500	501,143

		7,290,455
Diversified Financial Services — 8.9%
American Express Credit Corp., 1.33%, 6/12/15 (b)	625	630,359
The Bear Stearns Cos. LLC, 5.70%, 11/15/14	500	507,413
Shell International Finance BV, 0.43%, 11/15/16 (b)	375	375,851
Toyota Motor Credit Corp.:
0.40%, 12/05/14 (b)	500	500,331
0.38%, 9/18/15 (b)	200	200,204

		2,214,158

Corporate Bonds	Par (000)	Value
Diversified Telecommunication Services — 3.0%
AT&T, Inc., 0.61%, 2/12/16 (b)	$500	$501,329
Verizon Communications, Inc., 2.50%, 9/15/16	250	258,035

		759,364
Finance — 1.0%
John Deere Capital Corp., 0.30%, 1/12/15 (b)	250	250,097
Food Products — 4.6%
General Mills, Inc., 0.53%, 1/29/16 (b)	250	250,480
Kellogg Co., 0.45%, 2/13/15 (b)	900	900,575

		1,151,055
Health Care Equipment & Supplies — 1.6%
Baxter International, Inc., 0.40%, 12/11/14 (b)	390	390,176
Health Care Providers & Services — 3.2%
Principal Life Global Funding II, 0.60%, 5/27/16 (a)(b)	500	502,177
UnitedHealth Group, Inc., 0.35%, 8/28/14 (b)	300	300,012

		802,189
Manufacturing — 2.0%
Tyco Electronics Group SA, 0.44%, 1/29/16 (b)	500	500,117
Metals & Mining — 2.0%
Rio Tinto Finance USA PLC, 1.07%, 6/17/16 (b)	500	504,097
Oil, Gas & Consumable Fuels — 3.2%
Devon Energy Corp., 0.68%, 12/15/15 (b)	250	250,916
Total Capital Canada Ltd., 0.61%, 1/15/16 (b)	300	301,506
TransCanada Pipelines Ltd., 0.91%, 6/30/16 (b)	250	252,237

		804,659
Wireless Telecommunication Services — 1.0%
Vodafone Group PLC, 0.61%, 2/19/16 (b)	250	250,599
Total Corporate Bonds — 61.6%		15,417,919
Total Long-Term Investments (Cost — $16,965,797) — 67.9%		17,001,615

Short-Term Securities
Certificates of Deposit
Yankee (c) — 14.3%
Barclays Bank PLC, New York, 0.53%, 5/01/15 (b)	250	249,945
BNP Paribas SA, New York, 0.50%, 1/08/15	575	575,511
Credit Industriel et Commercial, New York, 0.52%, 4/14/15 (b)	500	499,931
Credit Suisse, New York:
0.52%, 1/23/15	250	250,219
0.43%, 8/24/15 (b)	250	249,868
0.64%, 12/07/15 (b)	500	500,400
Lloyds Bank PLC, New York, 0.58%, 8/22/14	250	250,072
Sumitomo Mitsui Banking Corp., New York, 0.64%, 4/01/15 (b)	1,000	1,001,848
Total Certificates of Deposit — 14.3%		3,577,794

See Notes to Financial Statements.

BLACKROCK FUNDS	JULY 31, 2014	11

Schedule of Investments (continued)	BlackRock Short Obligations Fund
(Percentages shown are based on Net Assets)

Commercial Paper (d)	Par (000)	Value
Daimler Finance NA LLC, 0.60%, 2/26/15	$250	$249,358
Electricite de France, 0.58%, 1/05/15 (a)	250	249,703
Suncorp Metway Ltd., 0.35%, 8/14/14	250	249,989
Vodafone Group PLC:
0.44%, 4/10/15	500	498,352
0.55%, 4/10/15	250	249,176
Volvo Treasury NA LP, 0.27%, 8/12/14	400	399,972
Total Commercial Paper — 7.5%		1,896,550

Repurchase Agreements
Barclays Capital, Inc., 0.71%, 11/18/14 (Purchased on 5/22/14 to be repurchased at $752,663, collateralized by various corporate/debt obligations, 4.38% to 8.75% due from 7/01/15 to 12/29/99, aggregate original par and fair value of $787,414 and $862,501, respectively)	750	751,214
Total Value of Barclays Capital, Inc. (Collateral value of $862,501)		751,214
Mizuho Securities USA, Inc., 1.14%, 9/02/14 (e) (Purchased on 3/04/13 to be repurchased at $250,043, collateralized by U.S. Treasury Note, 0.25% due at 9/15/15, original par and fair value of $254,600 and $255,078, respectively)	250	250,000
Total Value of Mizuho Securities USA, Inc. (Collateral value of $255,078)		250,000

Repurchase Agreements	Par (000)	Value
Morgan Stanley & Co. LLC, 0.46%, 9/18/14 (b) (Purchased on 6/19/14 to be repurchased at $500,006, collateralized by various U.S. government sponsored agency obligations, 0.00% due from 2/15/37 to 2/15/53, aggregate original par and fair value of $1,756,628 and $535,000, respectively)	$500	$500,000
Total Value of Morgan Stanley & Co. LLC (Collateral value of $535,000)		500,000
RBS Securities, Inc., 1.00%, 9/02/14 (Purchased on 7/02/14 to be repurchased at $876,507, collateralized by corporate/debt obligation, 3.83% due at 6/28/47, original par and fair value of $925,000 and $937,604, respectively)	875	875,000
Total Value of RBS Securities, Inc. (Collateral value of $937,604)		875,000
Total Repurchase Agreements — 9.5%		2,376,214
Total Short-Term Securities (Cost — $7,848,112) — 31.3%		7,850,558
Total Investments (Cost — $24,813,909*) — 99.2%		24,852,173
Other Assets Less Liabilities — 0.8%		189,064

Net Assets — 100.0%		$25,041,237

Notes to Schedule of Investments

*	Cost for federal income tax purposes.

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate shown is as of report date.

(c)	Issuer is a U.S. branch of a foreign domiciled bank.

(d)	Rates shown are discount rates or a range of discount rates at the time of purchase.

(e)	Variable rate security. Rate shown is as of report date and maturity shown is the date the principal owed can be recovered through demand.

•

Investments in issuers considered to be an affiliate of the Fund during the year ended July 31, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at July 31, 2013	Net Activity (Shares)	Shares Held at July 31, 2014	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	—	—	—	$80

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine industry sub- classifications for reporting ease.

See Notes to Financial Statements.

12	BLACKROCK FUNDS	JULY 31, 2014

Schedule of Investments (concluded)	BlackRock Short Obligations Fund

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of July 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:[1]
Long-Term Investments	—	$17,001,615	—	$17,001,615
Short-Term Securities	—	7,850,558	—	7,850,558
Total	—	$24,852,173	—	$24,852,173

[1] See above Schedule of Investments for values in each security type.

The Fund may hold assets and/or liabilities in which the fair value approximate the carrying amount for financial statement purposes. As of July 31, 2014, cash of $146,715 is categorized as Level 1 within the disclosure hierarchy.

There were no transfers between levels during the year ended July 31, 2014.

See Notes to Financial Statements.

BLACKROCK FUNDS	JULY 31, 2014	13

Schedule of Investments July 31, 2014	BlackRock Short-Term Treasury Fund
(Percentages shown are based on Net Assets)

Money Market Funds — 0.0%	Shares	Value
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.01% (a)(b)	1,980	$1,980

U.S. Treasury Obligations	Par (000)
U.S. Treasury Bills: (c)
0.11%, 8/14/14	$500	499,998
0.08%, 8/28/14	500	499,996
0.08%, 9/25/14	500	499,991
0.07%, 10/02/14	450	449,990
0.03%, 10/09/14	50	49,999
0.05%, 10/30/14	500	499,965
0.05%, 11/06/14	500	499,963
0.14%, 11/13/14	400	399,957
0.06%, 11/28/14	1,000	999,868
0.06% - 0.13%, 1/08/15	900	899,790
0.06%, 1/15/15	500	499,878
0.06%, 1/22/15	600	599,855
0.06%, 1/29/15	500	499,868
0.13%, 4/02/15	200	199,915
U.S. Treasury Notes:
0.50%, 8/15/14	150	150,018
2.38%, 9/30/14	390	391,478
0.38%, 11/15/14	754	754,648
0.25%, 11/30/14	600	600,375
0.25%, 1/15/15	470	470,367
0.25% - 2.25%, 1/31/15	469	470,354
0.07%, 1/31/16 (d)	138	137,981
0.09%, 4/30/16 (d)	180	180,009
Total U.S. Treasury Obligations — 68.4%		10,254,263

Repurchase Agreements
Deutsche Bank Securities, Inc., 0.09%, 8/01/14 (Purchased on 7/31/14 to be repurchased at $1,749,004, collateralized by U.S. Treasury Note, 0.38% due at 6/30/15, original par and fair value of $1,779,300 and $1,784,033, respectively)	1,749	1,749,000
Total Value of Deutsche Bank Securities, Inc. (Collateral value of $1,784,033)		1,749,000

Repurchase Agreements	Par (000)	Value
Merrill Lynch, Pierce, Fenner & Smith, Inc., 0.07%, 8/01/14 (Purchased on 7/31/14 to be repurchased at $1,000,002, collateralized by U.S. Treasury Strip, 0.00% due at 11/15/34, original par and fair value of $2,013,543 and $1,020,000, respectively)	$1,000	$1,000,000
Total Value of Merrill Lynch, Pierce, Fenner & Smith, Inc. (Collateral value of $1,020,000)		1,000,000
Morgan Stanley & Co. LLC, 0.08%, 8/01/14 (Purchased on 7/31/14 to be repurchased at $1,000,002, collateralized by U.S. Treasury Strip, 0.00% due at 5/15/25, original par and fair value of $1,385,230 and $1,020,000, respectively)	1,000	1,000,000
Total Value of Morgan Stanley & Co. LLC (Collateral value of $1,020,000)		1,000,000
TD Securities (USA) LLC, 0.08%, 8/01/14 (Purchased on 7/31/14 to be repurchased at $1,000,002, collateralized by various U.S. Treasury Bills, 0.00% due from 8/21/14 to 9/18/14, aggregate original par and fair value of $1,020,100 and $1,020,089, respectively)	1,000	1,000,000
Total Value of TD Securities (USA) LLC (Collateral value of $1,020,089)		1,000,000
Total Repurchase Agreements — 31.7%		4,749,000
Total Investments (Cost — $15,004,339*) — 100.1%		15,005,243
Liabilities in Excess of Other Assets — (0.1)%		(8,959)

Net Assets — 100.0%		$14,996,284

See Notes to Financial Statements.

14	BLACKROCK FUNDS	JULY 31, 2014

Schedule of Investments (concluded)	BlackRock Short-Term Treasury Fund

Notes to Schedule of Investments

*	Cost for federal income tax purposes.

(a)	Represents the current yield as of report date.

(b)	Investments in issuers considered to be an affiliate of the Fund during the year ended July 31, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at July 31, 2013	Net Activity (Shares)	Shares Held at July 31, 2014	Income
BlackRock Liquidity Funds, T-Fund, Institutional Class	—	1,980	1,980	$24

(c)	Rates shown are discount rates or a range of discount rates at the time of purchase.

(d)	Variable rate security. Rate shown is as of report date.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of July 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Short-Term Securities[1]	$1,980	$15,003,263	—	$15,005,243

1 See above Schedule of Investments for values in each security type.

There were no transfers between levels during the year ended July 31, 2014.

See Notes to Financial Statements.

BLACKROCK FUNDS	JULY 31, 2014	15

Schedule of Investments July 31, 2014	BlackRock Ultra-Short Obligations Fund
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value
Automobiles — 3.0%
Daimler Finance North America LLC, 0.83%, 1/09/15 (a)(b)	$750	$751,429
Banks — 12.8%
Commonwealth Bank of Australia, 0.51%, 1/29/15 (a)(b)	800	801,177
Deutsche Bank AG:
3.88%, 8/18/14	200	200,261
3.45%, 3/30/15	750	764,236
ING Bank NV, 0.49%, 2/24/15 (a)(b)	750	749,917
Lloyds Bank PLC, 4.38%, 1/12/15 (a)	100	101,687
Wells Fargo & Co., 3.75%, 10/01/14	575	578,103

		3,195,381
Diversified Financial Services — 14.7%
American Express Credit Corp.:
5.13%, 8/25/14	750	752,029
1.33%, 6/12/15 (b)	250	252,143
American Honda Finance Corp., 0.44%, 11/03/14 (a)(b)	600	600,330
ANZ New Zealand International Ltd., 1.13%, 5/28/15 (b)	500	503,156
General Electric Capital Corp.:
0.61%, 1/09/15 (b)	450	450,788
1.08%, 5/28/15 (b)	500	503,497
Volkswagen International Finance NV, 0.83%, 11/20/14 (a)(b)	624	624,991

		3,686,934
Diversified Telecommunication Services — 3.6%
Verizon Communications, Inc., 0.43%, 3/06/15 (a)(b)	890	890,293
Food Products — 5.9%
Campbell Soup Co., 3.38%, 8/15/14	400	400,339
Kellogg Co., 0.45%, 2/13/15 (b)	1,062	1,062,679

		1,463,018
Insurance — 3.1%
Prudential Financial, Inc., 6.20%, 1/15/15	762	781,364
Metals & Mining — 2.0%
Rio Tinto Finance USA PLC, 1.13%, 3/20/15	500	502,298
Oil, Gas & Consumable Fuels — 3.6%
Statoil ASA, 2.90%, 10/15/14	456	458,148
Transcanada Pipelines Ltd., 4.88%, 1/15/15	435	443,585

		901,733
Specialty Retail — 1.0%
Walgreen Co., 1.00%, 3/13/15	260	260,924
Technology Hardware, Storage & Peripherals — 0.5%
Hewlett-Packard Co., 1.78%, 9/19/14 (b)	120	120,211
Utility Gas & Electric — 2.0%
Southern California Edison Co., 0.27%, 1/26/15 (b)	500	500,001
Total Long-Term Investments (Cost — $13,055,233) — 52.2%		13,053,586

Short-Term Securities	Par (000)	Value
Certificates of Deposit
Yankee (c) — 19.1%
Barclays Bank PLC, New York, 0.53%, 5/01/15 (b)	$250	$249,945
BNP Paribas S.A., New York:
0.42%, 11/24/14 (b)	750	749,957
0.56%, 1/06/15	250	250,286
Canadian Imperial Bank of Commerce, New York, 0.29%, 1/02/15 (b)	250	250,000
Credit Industriel et Commercial, New York, 0.52%, 4/14/15 (b)	500	499,931
Credit Suisse, New York:
0.53%, 1/12/15	500	500,421
0.63%, 1/15/15 (b)	250	250,232
Lloyds Bank PLC, New York, 0.58%, 8/22/14	750	750,215
Natixis, New York, 0.35%, 8/25/14	627	627,100
Sumitomo Mitsui Banking Corp., New York, 0.64%, 4/01/15 (b)	650	651,201
Total Certificates of Deposit — 19.1%		4,779,288

Commercial Paper
BPCE S.A., 0.40%, 8/01/14 (d)	250	249,999
Daimler Finance North America LLC, 0.61%, 2/02/15 (d)	400	399,124
Electricite de France, 0.58%, 1/05/15 (a)(d)	750	749,108
Enbridge, Inc., 0.30%, 9/02/14 (d)	600	599,871
Macquarie Bank Ltd., 0.40%, 4/07/15 (a)(b)	250	249,963
Natexis Banques Populaires, 0.35%, 8/14/14 (d)	270	269,988
Nissan Motor Acceptance Corp., 0.21%, 8/04/14 (d)	285	284,994
Suncorp Metway Ltd., 0.39%, 1/08/15 (d)	250	249,692
Tesco Treasury Services PLC, 0.27%, 8/06/14 (d)	500	499,983
Vodafone Group PLC, 0.55%, 4/10/15 (d)	250	249,176
Total Commercial Paper — 15.2%		3,801,898

Money Market Funds — 0.2%	Shares
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (e)(f)	47,834	47,834

Repurchase Agreements	Par (000)
Barclays Capital, Inc., 0.71%, 11/18/14 (Purchased on 5/22/14 to be repurchased at $752,663, collateralized by various corporate/debt obligations, 5.38% to 8.75% due from 7/01/15 to 12/31/99, aggregate original par and fair value of $762,521 and $864,522, respectively)	750	751,214
Total Value of Barclays Capital, Inc. (Collateral value of $864,522)		751,214

See Notes to Financial Statements.

16	BLACKROCK FUNDS	JULY 31, 2014

Schedule of Investments (continued)	BlackRock Ultra-Short Obligations Fund
(Percentages shown are based on Net Assets)

Repurchase Agreements	Par (000)	Value
Citigroup Global Markets, Inc., 0.31%, 8/01/14 (Purchased on 7/31/14 to be repurchased at $500,004, collateralized by various U.S. Treasury and U.S. government sponsored agency obligations, 1.50% to 2.13% due from 4/30/24 to 2/15/41, aggregate original par and fair value of $436,300 and $510,049, respectively)	$500	$500,000
Total Value of Citigroup Global Markets, Inc. (Collateral value of $510,049)		500,000
J.P. Morgan Securities LLC, 0.53%, 8/18/14 (Purchased on 5/20/14 to be repurchased at $750,994, collateralized by various corporate/debt obligations, 0.30% to 6.12% due from 7/27/26 to 12/25/42, aggregate original par and fair value of $3,574,014 and $889,644, respectively)	750	750,140
Total Value of J.P. Morgan Securities LLC (Collateral value of $889,644)		750,140
Mizuho Securities USA, Inc., 1.14%, 9/02/14 (g) (Purchased on 3/04/13 to be repurchased at $250,043, collateralized by U.S. Treasury Note, 0.25% due at 9/15/15, original par and fair value of $254,600 and $255,078, respectively)	250	250,000
Total Value of Mizuho Securities USA, Inc. (Collateral value of $255,078)		250,000

Repurchase Agreements	Par (000)	Value
Morgan Stanley & Co. LLC, 0.46%, 9/18/14 (b) (Purchased on 6/19/14 to be repurchased at $400,005, collateralized by various U.S. government sponsored agency obligations, 0.00% to 6.45% due from 10/25/20 to 10/15/38, aggregate original par and fair value of $4,721,695 and $428,000, respectively)	$400	$400,000
Total Value of Morgan Stanley & Co. LLC (Collateral value of $428,000)		400,000
RBS Securities, Inc., 1.00%, 9/02/14 (Purchased on 7/02/14 to be repurchased at $601,033, collateralized by corporate/debt obligation, 3.83% due at 6/28/47, original par and fair value of $635,000 and $643,652, respectively)	600	600,000
Total Value of RBS Securities, Inc. (Collateral value of $643,652)		600,000
Total Repurchase Agreements — 13.0%		3,251,354
Total Short-Term Securities (Cost — $11,876,754) — 47.5%		11,880,374
Total Investments (Cost — $24,931,987*) — 99.7%		24,933,960
Other Assets Less Liabilities — 0.3%		69,902

Net Assets — 100.0%		$25,003,862

Notes to Schedule of Investments

*	Cost for federal income tax purposes.

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate shown is as of report date.

(c)	Issuer is a U.S. branch of a foreign domiciled bank.

(d)	Rates shown are discount rates or a range of discount rates at the time of purchase.

(e)	Investments in issuers considered to be an affiliate of the Fund during the year ended July 31, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at July 31, 2013	Net Activity (Shares)	Shares Held at July 31, 2014	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	18,935	28,899	47,834	$108

(f)	Represents the current yield as of report date.

(g)	Variable rate security. Rate shown is as of report date and maturity shown is the date the principal owed can be recovered through demand.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

See Notes to Financial Statements.

BLACKROCK FUNDS	JULY 31, 2014	17

Schedule of Investments (concluded)	BlackRock Ultra-Short Obligations Fund

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierar- chy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, vola- tilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unob- servable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For informa- tion about the Fund’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of July 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:[1]
Long-Term Investments	—	$13,053,586	—	$13,053,586
Short-Term Securities	$47,834	11,832,540	—	11,880,374
Total	$47,834	$24,886,126	—	$24,933,960

[1]	See above Schedule of Investments for values in each security type.

There were no transfers between levels during the year ended July 31, 2014.

See Notes to Financial Statements.

18	BLACKROCK FUNDS	JULY 31, 2014

Statements of Assets and Liabilities

July 31, 2014	BlackRock Short Obligations Fund	BlackRock Short-Term Treasury Fund	BlackRock Ultra-Short Obligations Fund

Assets
Investments at value — unaffiliated[1]	$22,475,959	$10,254,263	$21,634,772
Investments at value — affiliated[2]	—	1,980	47,834
Repurchase agreements at value[3]	2,376,214	4,749,000	3,251,354
Cash	146,715	—	—
Interest receivable	49,380	4,386	75,028
Receivable from Manager	18,644	14,768	19,913
Prepaid expenses	9,918	5,891	9,918

Total assets	25,076,830	15,030,288	25,038,819

Liabilities
Professional fees payable	19,463	23,361	21,032
Income dividends payable	9,748	127	7,191
Custodian fees payable	2,037	6,451	2,326
Officer’s and Trustees’ fees payable	927	929	928
Other affiliates payable	54	73	80
Other accrued expenses payable	3,364	3,063	3,400

Total liabilities	35,593	34,004	34,957

Net Assets	$25,041,237	$14,996,284	$25,003,862

Net Assets Consist of
Paid-in capital	$24,978,667	$14,991,823	$24,980,346
Undistributed net investment income	23,019	2,780	21,102
Accumulated net realized gain	1,446	759	430
Net unrealized appreciation/depreciation	38,105	922	1,984

Net Assets	$25,041,237	$14,996,284	$25,003,862

[1] Investments at cost — unaffiliated	$22,437,695	$10,253,359	$21,632,799
[2] Investments at cost — affiliated	—	$1,980	$47,834
[3] Repurchase agreements at cost	$2,376,214	$4,749,000	$3,251,354

See Notes to Financial Statements.

BLACKROCK FUNDS	JULY 31, 2014	19

Statements of Assets and Liabilities (concluded)

July 31, 2014	BlackRock Short Obligations Fund	BlackRock Short-Term Treasury Fund	BlackRock Ultra-Short Obligations Fund

Net Asset Value
BlackRock
Net assets	$15,029,243	—	$15,002,952

Shares outstanding[4]	1,500,450	—	1,500,060

Net asset value	$10.02	—	$10.00

Institutional
Net assets	$10,011,994	—	$10,000,910

Shares outstanding[4]	1,000,000	—	1,000,000

Net asset value	$10.01	—	$10.00

Institutional Daily
Net assets	—	$14,996,284	—

Shares outstanding[4]	—	1,500,000	—

Net asset value	—	$10.00	—

[4]	Unlimited number of shares authorized, $ 0.001 par value.

See Notes to Financial Statements.

20	BLACKROCK FUNDS	JULY 31, 2014

Statements of Operations

Year Ended July 31, 2014	BlackRock Short Obligations Fund	BlackRock Short-Term Treasury Fund	BlackRock Ultra-Short Obligations Fund

Investment Income
Interest — unaffiliated	$148,041	$12,629	$116,180
Interest — affiliated	80	24	108

Total Income	148,121	12,653	116,288

Expenses
Investment advisory	62,580	37,498	62,515
Offering	67,963	26,580	64,589
Professional	80,609	86,922	83,786
Administration	18,774	11,249	18,754
Administration — BlackRock	3,756	—	3,752
Administration — Institutional	2,502	—	2,500
Administration — Institutional Daily	—	3,749	—
Registration	16,840	22,724	16,840
Officer and Trustees	4,319	4,042	4,319
Custodian	2,104	19,866	6,540
Transfer agent — BlackRock	88	—	111
Transfer agent — Institutional	143	—	143
Transfer agent — Institutional Daily	—	187	—
Printing	18,179	10,321	18,175
Miscellaneous	10,820	9,840	10,913

Total expenses	288,677	232,978	292,937
Less fees waived by Manager	(62,580)	(37,498)	(62,515)
Less administration fees waived	(18,774)	(11,249)	(18,754)
Less administration fees waived — BlackRock	(3,756)	—	(3,752)
Less administration fees waived — Institutional Daily	—	(3,749)	—
Less transfer agent fees waived — BlackRock	(51)	—	(54)
Less transfer agent fees waived — Institutional Daily	—	(37)	—
Less transfer agent fees reimbursed — BlackRock	(22)	—	(57)
Less transfer agent fees reimbursed — Institutional Daily	—	(150)	—
Less expenses reimbursed by Manager	(174,789)	(169,160)	(179,163)

Total expenses after fees waived and reimbursed	28,705	11,135	28,642

Net investment income	119,416	1,518	87,646

Realized and Unrealized Gain (Loss)
Net realized gain from investments	1,446	759	430
Net change in unrealized appreciation/depreciation	18,722	(814)	(1,054)

Net realized and unrealized gain (loss)	20,168	(55)	(624)

Net Increase in Net Assets Resulting from Operations	$139,584	$1,463	$87,022

See Notes to Financial Statements.

BLACKROCK FUNDS	JULY 31, 2014	21

Statements of Changes in Net Assets

	BlackRock Short Obligations Fund		BlackRock Short-Term Treasury Fund
Increase (Decrease) in Net Assets:	Year Ended July 31, 2014	Period November 15, 2012[1] to July 31, 2013	Year Ended July 31, 2014	Period November 15, 2012[1] to July 31, 2013

Operations
Net investment income	$119,416	$81,558	$1,518	$1,047
Net realized gain	1,446	1,639	759	16
Net change in unrealized appreciation/depreciation	18,722	19,383	(814)	1,736

Net increase in net assets resulting from operations	139,584	102,580	1,463	2,799

Dividends and distributions to Shareholders From[2]
Net investment income:
BlackRock	(72,341)	(78,450)	—	—
Institutional	(45,436)	(3,061)	—	—
Institutional Daily	—	—	(6,902)	(1,060)
Net realized gain:
BlackRock	(1,007)	—	—	—
Institutional	(632)	—	—	—
Institutional Daily	—	—	(16)	—

Decrease in net assets resulting from dividends and distributions to shareholders	(119,416)	(81,511)	(6,918)	(1,060)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	—	25,000,000	—	15,000,000

Net Assets
Total increase (decrease) in net assets	20,168	25,021,069	(5,455)	15,001,739
Beginning of period	25,021,069	—	15,001,739	—

End of period	$25,041,237	$25,021,069	$14,996,284	$15,001,739

Undistributed net investment income at end of period	$23,019	$11,109	$2,780	$6,196

[1]	Commencement of operations.

[2]	Dividends and distributions for annual period determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

22	BLACKROCK FUNDS	JULY 31, 2014

Statements of Changes in Net Assets (concluded)

	BlackRock Ultra-Short Obligations Fund
Increase (Decrease) in Net Assets:	Year Ended July 31, 2014	Period November 15, 2012[1] to July 31, 2013

Operations
Net investment income	$87,646	$63,226
Net realized gain	430	1,448
Net change in unrealized appreciation/depreciation	(1,054)	3,038

Net increase in net assets resulting from operations	87,022	67,712

Dividends and distributions to Shareholders From[2]
Net investment income:
BlackRock	(53,281)	(60,959)
Institutional	(32,917)	(2,267)
Net realized gain:
BlackRock	(895)	—
Institutional	(553)	—

Decrease in net assets resulting from dividends and distributions to shareholders	(87,646)	(63,226)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	—	25,000,000

Net Assets
Total increase (decrease) in net assets	(624)	25,004,486
Beginning of period	25,004,486	—

End of period	$25,003,862	$25,004,486

Undistributed net investment income at end of period	$21,102	$10,098

[1]	Commencement of operations.

[2]	Dividends and distributions for annual period determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK FUNDS	JULY 31, 2014	23

Financial Highlights	BlackRock Short Obligations Fund

	BlackRock		Institutional
	Year Ended July 31, 2014	Period November 15, 2012[1] to July 31, 2013	Year Ended July 31, 2014	Period July 9, 2013[1] to July 31, 2013

Per Share Operating Performance
Net asset value, beginning of period	$10.01	$10.00	$10.00	$10.00

Net investment income[2]	0.05	0.03	0.05	0.00 [3]
Net realized and unrealized gain	0.00 [3]	0.01	0.00 [3]	0.00 [3]

Net increase from investment operations	0.05	0.04	0.05	0.00 [3]

Dividends and distributions from:[4]
Net investment income	(0.04)	(0.03)	(0.04)	(0.00)[5]
Net realized gain	(0.00)[5]	(0.00)[5]	(0.00)[5]	(0.00)[5]

Total dividends and distributions	(0.04)	(0.03)	(0.04)	0.00

Net asset value, end of period	$10.02	$10.01	$10.01	$10.00

Total Return[6]
Based on net asset value	0.59%	0.43%[7]	0.56%	0.03%[7]

Ratios to Average Net Assets
Total expenses	1.15%	1.00%[8,9]	1.15%	1.53%[8,10]

Total expenses after fees waived and reimbursed	0.10%	0.13%[8]	0.13%	0.13%[8]

Net investment income	0.49%	0.46%[8]	0.46%	0.51%[8]

Supplemental Data
Net assets, end of period (000)	$15,029	$15,017	$10,012	$10,004

Portfolio turnover rate	50%	35%	50%	35%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Amount is less than $0.005 per share.

[4]	Dividends and distributions for annual period determined in accordance with federal income tax regulations.

[5]	Amount is greater than $(0.005) per share.

[6]	Where applicable, assumes the reinvestment of dividends and distributions.

[7]	Aggregate total return.

[8]	Annualized.

[9]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses for BlackRock Shares would have been 1.00%.

[10]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses for Institutional Shares would have been 1.53%.

See Notes to Financial Statements.

24	BLACKROCK FUNDS	JULY 31, 2014

Financial Highlights	BlackRock Short-Term Treasury Fund

	Institutional Daily
	Year Ended July 31, 2014	Period November 15, 2012[1] to July 31, 2013

Per Share Operating Performance
Net asset value, beginning of period	$10.00	$10.00

Net investment income[2]	0.00 [3]	0.00 [3]
Net realized and unrealized gain	0.00 [3]	0.00 [3]

Net increase from investment operations	0.00 [3]	0.00 [3]

Dividends and distributions from:[4]
Net investment income	(0.00)[5]	(0.00)[5]
Net realized gain	(0.00)[5]	(0.00)[5]

Total dividends and distributions	0.00	0.00

Net asset value, end of period	$10.00	$10.00

Total Return[6]
Based on net asset value	0.05%	0.01%[7]

Ratios to Average Net Assets
Total expenses	1.55%	1.64%[8,9]

Total expenses after fees waived and reimbursed	0.07%	0.11%[8]

Net investment income	0.01%	0.01%[8]

Supplemental Data
Net assets, end of period (000)	$14,996	$15,002

Portfolio turnover rate	33%	0%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Amount is less than $0.005 per share.

[4]	Dividends and distributions for annual period determined in accordance with federal income tax regulations.

[5]	Amount is greater than $(0.005) per share.

[6]	Where applicable, assumes the reinvestment of dividends and distributions.

[7]	Aggregate total return.

[8]	Annualized.

[9]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses for Institutional Daily Shares would have been 1.65%.

See Notes to Financial Statements.

BLACKROCK FUNDS	JULY 31, 2014	25

Financial Highlights	BlackRock Ultra-Short Obligations Fund

	BlackRock		Institutional
	Year Ended July 31, 2014	Period November 15, 2012[1] to July 31, 2013	Year Ended July 31, 2014	Period July 9, 2013[1] to July 31, 2013

Per Share Operating Performance
Net asset value, beginning of period	$10.00	$10.00	$10.00	$10.00

Net investment income[2]	0.04	0.03	0.03	0.00 [3]
Net realized and unrealized gain	0.00 [3]	0.00 [3]	0.00 [3]	0.00 [3]

Net increase from investment operations	0.04	0.03	0.03	0.00 [3]

Dividends and distributions from:[4]
Net investment income	(0.04)	(0.03)	(0.03)	(0.00)[5]
Net realized gain	(0.00)[5]	(0.00)[5]	(0.00)[5]	(0.00)[5]

Total dividends and distributions	(0.04)	(0.03)	(0.03)	0.00

Net asset value, end of period	$10.00	$10.00	$10.00	$10.00

Total Return[6]
Based on net asset value	0.36%	0.25%[7]	0.34%	0.02%[7]

Ratios to Average Net Assets
Total expenses	1.17%	0.99%[8,9]	1.17%	1.32%[8,10]

Total expenses after fees waived and reimbursed	0.10%	0.12%[8]	0.13%	0.13%[8]

Net investment income	0.36%	0.36%[8]	0.33%	0.38%[8]

Supplemental Data
Net assets, end of period (000)	$15,003	$15,003	$10,001	$10,001

Portfolio turnover rate	129%	91%	129%	91%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Amount is less than $0.005 per share.

[4]	Dividends and distributions for annual period determined in accordance with federal income tax regulations.

[5]	Amount is greater than $(0.005) per share.

[6]	Where applicable, assumes the reinvestment of dividends and distributions.

[7]	Aggregate total return.

[8]	Annualized.

[9]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses for BlackRock Shares would have been 0.99%.

[10]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses for Institutional Shares would have been 1.32%.

See Notes to Financial Statements.

26	BLACKROCK FUNDS	JULY 31, 2014

Notes to Financial Statements

1. Organization:

BlackRock FundsSM (the “Trust”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. BlackRock Short Obligations Fund (“Short Obligations”), BlackRock Short-Term Treasury Fund (“Short-Term Treasury”) and BlackRock Ultra-Short Obligations Fund (“Ultra-Short Obligations”) (collectively, the “Funds” or individually, a “Fund”) are each a series of the Trust. Each of the Funds is classified as diversified.

Each fund offers multiple classes of shares. BlackRock, Institutional and Institutional Daily Shares are sold without a sales charge and only to certain eligible investors. The BlackRock and Institutional Shares of Short Obligations and Ultra-Short Obligations and the Institutional and Institutional Daily Shares of Short-Term Treasury have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class.

2. Significant Accounting Policies:

The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Funds:

Valuation: U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair value of their financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Funds for all financial instruments.

Bond investments are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche. Investments in open-end registered investment companies are valued at net asset value (“NAV”) each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Recent Accounting Standard: In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance will require expanded disclosure requirements for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. It is effective for financial statements with fiscal years beginning

BLACKROCK FUNDS	JULY 31, 2014	27

Notes to Financial Statements (continued)

on or after December 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Funds’ financial statement disclosures.

Offering Costs: Offering costs are amortized over a 12-month period beginning with the commencement of operations.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on its relative net assets or other appropriate methods.

The Funds have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: The Funds may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. In addition, the Funds may subsequently have to reinvest the proceeds at lower interest rates. If the Funds have purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Funds may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the Treasury.

Repurchase Agreements: The Funds may enter into repurchase agreements. In a repurchase agreement, a Fund purchases a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. On a daily basis, the counterparty is required to maintain collateral subject to the agreement and in value no less than the agreed repurchase amount. The agreements are conditioned upon the collateral being deposited under the Federal Reserve book entry system or held in a segregated account by a Fund’s custodian or designated sub-custodians under tri-party repurchase agreements.

In the event the counterparty defaults and the fair value of the collateral declines, the Funds could experience losses, delays and costs in liquidating the collateral.

Repurchase agreements are entered into by the Fund under Master Repurchase Agreements (each, an “MRA”). The MRA permits the Funds, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables with collateral held by and/or posted to the counterparty. As a result, one single net payment is created. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Based on the terms of the MRA, the Funds receive securities as collateral with a market value in excess of the repurchase price at maturity. Upon a bankruptcy or insolvency of the MRA counterparty, the Funds would recognize a liability with respect to such excess collateral. The liability reflects the Fund’s obligation under bankruptcy law to return the excess to the counterparty.

28	BLACKROCK FUNDS	JULY 31, 2014

Notes to Financial Statements (continued)

4. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, each Fund pays the Manager a monthly fee based on a percentage of each Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 billion	0.250%
$1 billion - $3 billion	0.240%
$3 billion - $5 billion	0.230%
$5 billion - $10 billion	0.220%
Greater than $10 billion	0.210%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Fund’s investment in other affiliated investment companies, if any. These amounts are included in expenses reimbursed by Manager in the Statements of Operations. For the year ended July 31, 2014, the Manager reimbursed $142, $20 and $201 for Short Obligations, Short-Term Treasury and Ultra-Short Obligations, respectively.

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets.

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Funds, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares.

BNY Mellon Investment Servicing (U.S.) Inc. (“BNYMIS”) and the Manager act as co-administrators for the Funds. For these services, the co-administrators receive an administration fee computed daily and payable monthly to each administrator pursuant to separate fee arrangements, based on a percentage of the average daily net assets of each Fund. The combined administration fee, which is shown as administration in the Statements of Operations, is paid at the following annual rates:

Average Daily Net Assets	Administration Fee
First $500 Million	0.075%
$500 Million - $1 Billion	0.065%
Greater than $1 Billion	0.055%

In addition, each of the share classes is charged an administration fee, which is shown as administration — class specific in the Statement of Operations, based on the following percentages of average daily net assets of each respective class:

Average Daily Net Assets	Administration Fee — Class Specific
First $500 Million	0.025%
$500 Million - $1 Billion	0.015%
Greater than $1 Billion	0.005%

For the year ended July 31, 2014, the Funds paid the following to the Manager in return for these services, which are included in administration, administration — class specific in the Statements of Operations:

Short Obligations	$6,258
Short-Term Treasury	$3,749
Ultra-Short Obligations	$6,252

BNYMIS and the Manager may have, at their discretion, voluntarily waived all or any portion of their administration fees for a Fund or a share class, which are included in administration fees waived and administration fees waived — class specific in the Statements of Operations.

BLACKROCK FUNDS	JULY 31, 2014	29

Notes to Financial Statements (continued)

The Manager contractually or voluntarily agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Funds’ business. The expense limitations as a percentage of average daily net assets are as follows:

	Short Obligations		Short-Term Treasury	Ultra-Short Obligations
	Contractual[1]	Voluntary[3,4]	Contractual[2]	Contractual[1]	Voluntary[3,5]
BlackRock	0.30%	0.10%	—	0.25%	0.10%
Institutional	0.35%	0.20%	0.20%[6]	0.30%	0.20%
Institutional Daily	—	—	0.20%	—	—

[1]

The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to December 1, 2015 unless approved by the Board, including a majority of the independent trustees, or by a vote of majority of the outstanding voting securities of the Fund.

[2]

The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to December 1, 2014 unless approved by the Board, including a majority of the independent trustees, or by a vote of majority of the outstanding voting securities of the Fund.

[3]	The voluntary waiver or reimbursement may be reduced or discontinued at any time.

[4]	Prior to December 17, 2012, Short Obligations had a voluntary expense cap of 0.25% and from December 17, 2012 to January 22, 2013 a voluntary expense cap of 0.18% with respect to BlackRock shares.

[5]	Prior to January 22, 2013, Ultra-Short Obligations had a voluntary expense cap of 0.18% with respect to BlackRock shares.

[6]	There were no shares outstanding as of July 31, 2014.

These amounts waived or reimbursed are included in fees waived by Manager and expenses reimbursed by Manager, and shown as administration fees waived — class specific, and transfer agent fees reimbursed — class specific, respectively, in the Statements of Operations. For the year ended July 31, 2014, the Manager waived $62,580, $37,498 and $62,515 of investment advisory fees for Short Obligations, Short-Term Treasury and Ultra-Short Obligations, respectively, which are included in fees waived by Manager. The Manager reimbursed expenses of $174,647, $169,140 and $178,962 for Short Obligations, Short-Term Treasury and Ultra-Short Obligations, respectively, which are included in expenses reimbursed by Manager.

If during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of (a) the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement and (b) the amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that: (1) the Fund of which the share class is a part has more than $50 million in assets for the fiscal year and (2) the Manager or an affiliate continues to serve as the Fund’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

The Manager voluntarily agreed to waive and/or reimburse fees and/or expenses to enable Short-Term Treasury to maintain minimum levels of daily net investment income. These amounts are reported in the Statements of Operations as fees waived by Manager. The Manager may discontinue the waiver or reimbursement at any time.

On July 31, 2014, the Fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring July 31,
	2015	2016
Short Obligations
Fund Level	$82,787	$205,526
BlackRock	$4,339	$3,829
Short-Term Treasury
Fund Level	$143,220	$198,471
Institutional Daily	$2,816	$3,936
Ultra-Short Obligations
Fund Level	$82,082	$222,314
BlackRock	$4,341	$3,863

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in officer and trustees in the Statements of Operations.

30	BLACKROCK FUNDS	JULY 31, 2014

Notes to Financial Statements (continued)

5. Purchases and Sales:

Purchases and sales of investments including paydowns and excluding short-term securities for the year ended July 31, 2014, were as follows:

Purchases	Short Obligations	Short-Term Treasury	Ultra-Short Obligations
Non-U.S. Government Securities	$11,226,027	—	$3,979,816
U.S. Government Securities	—	$267,716	—

Total Purchases	$11,226,027	$267,716	$3,979,816

Sales	Short Obligations	Short-Term Treasury	Ultra-Short Obligations
Non-U.S. Government Securities	$8,185,486	—	$2,676,542
U.S. Government Securities	—	$1,300,026	—

Total Sales	$8,185,486	$1,300,026	$2,676,542

6. Income Tax Information:

It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their taxable income to its shareholders. Therefore, no federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns remains open for the year ended July 31, 2014 and period ended July 31, 2013. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds’ facts and circumstances and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of July 31, 2014 attributable to non-deductible expenses were reclassified to the following accounts:

	Short Obligations	Short-Term Treasury	Ultra-Short Obligations
Paid in-Capital	$(10,271)	$(1,968)	$(9,556)
Undistributed net investment income	$10,271	$1,968	$9,556
The tax character of distributions paid during the year ended July 31, 2014, was as follows:
	Short Obligations	Short-Term Treasury	Ultra-Short Obligations
Ordinary income:
7/31/2014	$119,416	$6,918	$87,646
7/31/2013	81,511	1,060	63,226
As of July 31, 2014, the tax components of accumulated net earnings were as follows:
	Short Obligations	Short-Term Treasury	Ultra-Short Obligations
Undistributed ordinary income	$24,048	$3,539	$21,532
Undistributed long term capital gains	$417	—	—
Net unrealized gains	$38,105	$922	$1,984

Total	$62,570	$4,461	$23,516

As of July 31, 2014, there were no significant differences between the book and tax components of net assets.

BLACKROCK FUNDS	JULY 31, 2014	31

Notes to Financial Statements (continued)

As of July 31, 2014, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

	Short Obligations	Short-Term Treasury	Ultra-Short Obligations
Tax cost	$24,813,909	$15,004,339	$24,931,987

Gross unrealized appreciation	$39,305	$912	$5,040
Gross unrealized depreciation	(1,041)	(8)	(3,067)

Net unrealized appreciation	$38,264	$904	$1,973

7. Concentration, Market and Credit Risk:

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value as recorded in Statements of Assets and Liabilities, less any collateral held by the Funds.

The Funds invest a significant portion of their assets in fixed-income securities. See the Schedules of Investments for these securities. Changes in market interest rates or economic conditions, including the Federal Reserve’s decision in December 2013 to taper its quantitative easing policy, may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

As of July 31, 2014, Short Obligations and Ultra-Short Obligations invested a significant portion of its assets in securities in the financial services sector. Changes in economic conditions affecting such financial services sectors would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

8. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended July 31, 2014		Period November 15, 2012[1] to July 31, 2013
Short Obligations	Shares	Amount	Shares	Amount
BlackRock
Shares sold	—	—	2,500,001	$25,000,010
Shares redeemed	—	—	(999,551)	(10,000,010)

Net increase	—	—	1,500,450	$15,000,000

Institutional	Year Ended July 31, 2014		Period July 9, 2013[1] to July 31, 2013
Shares sold	—	—	1,000,000	$10,000,000

Net increase	—	—	1,000,000	$10,000,000

Total Net Increase	—	—	2,500,450	$25,000,000

[1]	Commencement of operations.

32	BLACKROCK FUNDS	JULY 31, 2014

Notes to Financial Statements (concluded)

	Year Ended July 31, 2014		Period November 15, 2012[1] to July 31, 2013
Short-Term Treasury	Shares	Amount	Shares	Amount
Institutional Daily
Shares sold	—	—	1,500,001	$15,000,010
Shares redeemed	—	—	(1)	(10)

Net increase	—	—	1,500,000	$15,000,000

Ultra-Short Obligations	Year Ended July 31, 2014		Period November 15, 2012[1] to July 31, 2013
BlackRock
Shares sold	—	—	2,500,301	$25,003,010
Shares issued in reinvestment of dividends	—	—	—	2
Shares redeemed	—	—	(1,000,241)	(10,003,012)

Net increase	—	—	1,500,060	$15,000,000

	Year Ended July 31, 2014		Period July 9, 2013[1] to July 31, 2013
Institutional
Shares sold	—	—	1,000,000	$10,000,000

Net increase	—	—	1,000,000	$10,000,000

Total Net Increase	—	—	2,500,060	$25,000,000

[1]	Commencement of operations.

At July 31, 2014, all shares outstanding were owned by affiliates.

9. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK FUNDS	JULY 31, 2014	33

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of BlackRock Funds and Shareholders of BlackRock Short Obligations Fund, BlackRock Short-Term Treasury Fund and BlackRock Ultra-Short Obligations Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of BlackRock Short Obligations Fund, BlackRock Short-Term Treasury Fund and BlackRock Ultra-Short Obligations Fund (three of the series constituting BlackRock Funds, hereafter collectively referred to as the “Funds”) at July 31, 2014, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management.

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, PA

September 26, 2014

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid by Funds during the fiscal year ended July 31, 2014:

Interest Related Dividends and Qualified Short-Term Gains for Non-U.S. Residents[1]
	Months Paid: August 2013 - December 2013	January 2013 - July 2014
Short Obligations	95.81%	63.53%
Short-Term Treasury	69.49%	100.00%
Ultra-Short Obligations	96.93%	40.62%
Federal Obligation Interest[2]
Short-Term Treasury		100.00%

[1]	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.
[2]

The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income taxes.

34	BLACKROCK FUNDS	JULY 31, 2014

Disclosure of Investment Advisory Agreement

The Board of Trustees (the “Board,” and the members of which are referred to as “Board Members”) of BlackRock FundsSM (the “Trust”) met in person on April 24, 2014 (the “April Meeting”) and May 28-30, 2014 (the “May Meeting”) to consider the approval of the Trust’s investment advisory agreement (the “Agreement”) with BlackRock Advisors, LLC (the “Manager” or “BlackRock”), the Trust’s investment advisor, on behalf of BlackRock Short Obligations Fund (“Short Obligations Fund”), BlackRock Short-Term Treasury Fund (“Short-Term Treasury Fund”) and BlackRock Ultra-Short Obligations Fund (“Ultra-Short Obligations Fund,” and together with Short Obligations Fund and Short-Term Treasury Fund, the “Funds”), each a series of the Trust.

Activities and Composition of the Board

The Board consists of fifteen individuals, thirteen of whom are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Board are each Independent Board Members. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreement

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreement on an annual basis. The Board has four quarterly meetings per year, each extending over two or three days, and a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreement. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Funds by BlackRock, its personnel and its affiliates, including (as applicable) investment management; administrative and shareholder services; oversight of fund service providers; marketing services; risk oversight; compliance and assistance in meeting applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Funds and their shareholders. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance against their peers and/or benchmark, as applicable;

(b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Funds for services, such as marketing and distribution, call center and fund accounting; (c) the Funds’ operating expenses and how BlackRock allocates expenses to the Funds; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective, policies and restrictions, and meeting new regulatory requirements; (e) the Trust’s compliance with its Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Trust’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment objectives across the open-end fund, exchange-traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable, and the similarities and differences between the services provided to these products as compared to the Funds; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

The Board has engaged in an ongoing strategic review with BlackRock of BlackRock’s product pipeline, opportunities to consolidate funds and BlackRock’s commitment to investment performance. BlackRock also furnished information to the Board in response to specific questions. These questions covered issues such as: BlackRock’s profitability, implementation of alternative investment strategies, investment performance, portfolio manager compensation and accountability, portfolio managers’ investments in the funds they manage, supplemental service agreements with third party distribution partners, subadvisory and advisory relationships with other clients (including mutual funds sponsored by third parties) and management fee levels and breakpoints. The Board further considered the importance of: (i) BlackRock’s management organization; (ii) marketing support for the funds; (iii) services provided to the funds by BlackRock affiliates; and (iv) BlackRock’s oversight of relationships with third party service providers.

Board Considerations in Approving the Agreement

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreement. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on the fees and expenses of each Fund as compared with a peer group of funds as determined by Lipper (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds as determined by Lipper1; (b)

[1]	Funds are ranked by Lipper in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

BLACKROCK FUNDS	JULY 31, 2014	35

Disclosure of Investment Advisory Agreement (continued)

information on the profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by each Fund to BlackRock; (g) sales and redemption data regarding each Fund’s shares; and (h) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board, including all the Independent Board Members, approved the continuation of the Agreement between the Manager and the Trust with respect to each Fund for a one-year term ending June 30, 2015. In approving the continuation of the Agreement, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Funds; (d) each Fund’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance comparison as previously discussed; (e) economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with the Funds; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares and securities lending, services related to the valuation and pricing of the portfolio holdings of each Fund, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Funds and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared each Fund’s performance to the performance of a comparable group of mutual funds and/or the performance of a relevant benchmark, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide the Funds with certain administrative, shareholder and other services (in addition to any such services provided to the Funds by third parties) and officers and other personnel as are necessary for the operations of the Funds. In particular, BlackRock and its affiliates provide the Funds with the following administrative services including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; (vi) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger or consolidation of certain open-end funds; and (vii) performing other administrative functions necessary for the operation of the Funds, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Funds and BlackRock

The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April Meeting, the Board worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of each Fund’s performance. The Board also reviewed a

36	BLACKROCK FUNDS	JULY 31, 2014

Disclosure of Investment Advisory Agreement (continued)

narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to other funds in its applicable Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review its methodology. The Board and its Performance Oversight and Contract Committee regularly review, and meet with Fund management to discuss, the performance of each Fund throughout the year.

The Board reviewed each Fund’s performance within the context of the low yield environment that has existed over the past few years.

The Board noted that Short Obligations Fund and Short-Term Treasury Fund each ranked in the second quartile against its respective Lipper Performance Universe for each of the one-year and since-inception periods reported.

The Board noted that Ultra Short Obligations Fund ranked in the third quartile against its Lipper Performance Universe for each of the one-year and since-inception periods reported.

C. Consideration of the Advisory Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Funds

The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with the other funds in its Lipper category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate, to those of other funds in its Lipper category. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Funds. The Board reviewed BlackRock’s profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2013 compared to available aggregate profitability data provided for the two prior years. The Board reviewed BlackRock’s profitability with respect to certain other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management and the relative product mix.

In addition, the Board considered the cost of the services provided to the Funds by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Funds and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of the Funds. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk and liability profile in servicing the Funds in contrast to what is required of BlackRock with respect to other products with similar investment objectives across the open-end fund, ETF, closed-end fund and institutional account product channels, as applicable.

The Board noted that the contractual management fee rate of each of Short Obligations Fund and Ultra Short Obligations Fund ranked in the third quartile, and that the actual management fee rate and total expense ratio of each of these Funds each ranked in the first quartile, relative to the respective Fund’s Expense Peers. The Board reviewed each Fund’s expenses within the context of the low yield environment and consequent expense waivers and reimbursements. The Board also noted that, with respect to each of these Funds, BlackRock has contractually and voluntarily agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

The Board noted that Short-Term Treasury Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Fund’s Expense Peers. The Board reviewed the expenses within the context of the low yield environment and consequent expense waivers and reimbursements. The Board also noted that BlackRock has contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis. The Board additionally noted that, to enable the Fund to maintain minimum levels of daily net investment income, BlackRock has voluntarily agreed

BLACKROCK FUNDS	JULY 31, 2014	37

Disclosure of Investment Advisory Agreement (concluded)

to reduce the Fund’s expenses as necessary. The voluntary waiver and reimbursement may be discontinued at any time without notice.

The Board further noted that each Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels.

D. Economies of Scale

The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Funds increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which the Funds benefit from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Funds to participate in these economies of scale, for example through the use of revised breakpoints in the advisory fee based upon the asset level of the Funds. In their consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members

The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Funds, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Funds, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the pertinent Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including all the Independent Board Members, approved the continuation of the Agreement between the Manager and the Trust with respect to each Fund for a one-year term ending June 30, 2015. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Funds reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

38	BLACKROCK FUNDS	JULY 31, 2014

Officers and Trustees

Name, Address[1], and Year of Birth	Position(s) Held with Trust	Length of Time Served as a Trustee[3]	Principal Occupation(s) During Past 5 Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[2]
Ronald W. Forbes 1940	Co-Chairman of the Board and Trustee	Since 2007	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000.	33 RICs consisting of 155 Portfolios	None
Rodney D. Johnson 1941	Co-Chairman of the Board and Trustee	Since 2007	President, Fairmount Capital Advisors, Inc. from 1987 to 2013; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia from 2004 to 2012; Director, The Committee of Seventy (civic) from 2006 to 2012; Director, Fox Chase Cancer Center from 2004 to 2011.	33 RICs consisting of 155 Portfolios	None
David O. Beim 1940	Trustee	Since 2007	Professor of Professional Practice at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy from 2002 to 2012; Chairman, Wave Hill, Inc. (public garden and cultural center) from 1990 to 2006.	33 RICs consisting of 155 Portfolios	None
Frank J. Fabozzi 1948	Trustee	Since 2014	Editor of and Consultant for The Journal of Portfolio Management since 2006; Professor of Finance, EDHEC Business School since 2011; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011; Adjunct Professor of Finance and Becton Fellow, Yale University from 1994 to 2006.	115 RICs consisting of 237 Portfolios	None
Dr. Matina S. Horner 1939	Trustee	Since 2004	Executive Vice President of Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	33 RICs consisting of 155 Portfolios	NSTAR (electric and gas utility)
Herbert I. London 1939	Trustee	Since 2007	Professor Emeritus, New York University since 2005; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President Emeritus, Hudson Institute (policy research organization) from 2011 to 2012, President thereof from 1997 to 2011 and Trustee from 1980 to 2012; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. (global internet service) since 2005; Director, Cerego, LLC (educational software) since 2005; Director, Cybersettle (online adjudication) since 2009; Director, AIMS Worldwide, Inc. (marketing) from 2007 to 2012.	33 RICs consisting of 155 Portfolios	None
Ian A. MacKinnon 1948	Trustee	Since 2012	Director, Kennett Capital, Inc. (investments) since 2006; Director, Free Library of Philadelphia from 1999 to 2008.	33 RICs consisting of 155 Portfolios	None
Cynthia A. Montgomery 1952	Trustee	Since 2007	Professor, Harvard Business School since 1989; Director, McLean Hospital from 2005 to 2012; Director, Harvard Business School Publishing from 2005 to 2010.	33 RICs consisting of 155 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Joseph P. Platt 1947	Trustee	Since 2007	Director, Jones and Brown (Canadian insurance broker) since 1998; General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Director, The West Penn Allegheny Health System (a not-for-profit health system) from 2008 to 2013; Partner, Amarna Corporation, LLC (private investment company) from 2002 to 2008.	33 RICs consisting of 155 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company)
Robert C. Robb, Jr. 1945	Trustee	Since 2007	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	33 RICs consisting of 155 Portfolios	None
Toby Rosenblatt 1938	Trustee	Since 2005	President, Founders Investments Ltd. (private investments) since 1999; Director, Forward Management, LLC since 2007; Director, College Access Foundation of California (philanthropic foundation) since 2009; Director, A.P. Pharma, Inc. (specialty pharmaceuticals) from 1983 to 2011; Director, The James Irvine Foundation (philanthropic foundation) from 1998 to 2008.	33 RICs consisting of 155 Portfolios	None

BLACKROCK FUNDS	JULY 31, 2014	39

Officers and Trustees (continued)

Name, Address[1], and Year of Birth	Position(s) Held with Trust	Length of Time Served as a Trustee[3]	Principal Occupation(s) During Past 5 Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[2] (concluded)
Kenneth L. Urish 1951	Trustee	Since 2007	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Immediate past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	33 RICs consisting of 155 Portfolios	None
Frederick W. Winter 1945	Trustee	Since 2007	Director, Alkon Corporation (pneumatics) since 1992; Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh from 2005 to 2013 and Dean thereof from 1997 to 2005; Director, Tippman Sports (recreation) from 2005-2013; Director, Indotronix International (IT services) from 2004 to 2008.	33 RICs consisting of 155 Portfolios	None

[1]    The address of each Trustee is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055.

[2]    Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 75. The Board has determined to extend the terms of Trustees on a case-by-case basis, as appropriate.

[3]    Date shown is the earliest date a person has served for the Trust. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Trustees as joining the Trust’s board in 2007, those Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: David O. Beim, 1998; Ronald W. Forbes, 1977; Dr. Matina S. Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1998; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999. Frank J. Fabozzi first became a member of the board of other funds advised by BlackRock Advisors, LLC or its affiliates in 1988.

Interested Trustees[4]
Paul L. Audet 1953	Trustee	Since 2007	Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	144 RICs consisting of 334 Portfolios	None
Henry Gabbay 1947	Trustee	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	144 RICs consisting of 334 Portfolios	None

[4]    Mr. Audet is an “interested person,” as defined in the 1940 Act, of the Trust based on his positions with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Trust based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet, Dr. Fabozzi and Mr. Gabbay are also directors of the BlackRock registered closed-end funds and directors of other BlackRock registered open-end funds. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 75. The Board has determined to extend the terms of Trustees on a case-by-case basis, as appropriate

40	BLACKROCK FUNDS	JULY 31, 2014

Officers and Trustees (concluded)

Name, Address[1], and Year of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers[2]
John M. Perlowski 1964	President and Chief Executive Officer	Since 2010	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009
Richard Hoerner, CFA 1958	Vice President	Since 2009	Managing Director of BlackRock since 2000; Head of the Global Cash Group since 2013; Co-head of the Global Cash and Securities Lending Group from 2010 to 2013; Member of the Cash Management Group Executive Committee since 2005.
Brendan Kyne 1977	Vice President	Since 2009	Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Americas Product Development for BlackRock since 2013, Head of Product Development and Management for BlackRock’s U.S. Retail Group 2009 to 2013 and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.
Neal Andrews 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2014	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Benjamin Archibald 1975	Secretary	Since 2012	Managing Director of BlackRock since 2014; Director of BlackRock from 2010 to 2013; Assistant Secretary of the BlackRock-advised funds from 2010 to 2012; General Counsel and Chief Operating Officer of Uhuru Capital Management from 2009 to 2010; Executive Director and Counsel of Goldman Sachs Asset Management from 2005 to 2009.
[1] The address of each Trustee is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055.
[2] Officers of the Trust serve at the pleasure of the Board.
Further information about the Trust’s Officers and Trustees is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.

Effective May 14, 2014, Brian Kindelan resigned as Chief Compliance Officer and Anti-Money Laundering Officer of the Trust and Charles Park became Chief Compliance Officer and Anti-Money Laundering Officer of the Trust.

Investment Advisor and Co-Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Accounting Agent, Co-Administrator and Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Distributor BlackRock Investments, LLC New York, NY 10022	Address of the Trust 100 Bellevue Parkway Wilmington, DE 19809

Custodian The Bank of New York Mellon New York, NY 10286	Legal Counsel Sidley Austin LLP New York, NY 10019	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLC Philadelphia, PA 19103

BLACKROCK FUNDS	JULY 31, 2014	41

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Funds’ website or shareholders can sign up for
e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Funds’ electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1)	Access the BlackRock website at
http://www.blackrock.com/cash

2)	Select “eDelivery” under the “More Information” section

3)	Log into your account

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 537-4942.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission’s (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’
Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 537-4942.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 537-4942; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http:// www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 537-4942 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 537-4942 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http:// www.blackrock.com/funds.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

42	BLACKROCK FUNDS	JULY 31, 2014

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK FUNDS	JULY 31, 2014	43

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock ACWI ex-US Index Fund

BlackRock All-Cap Energy & Resources Portfolio

BlackRock Basic Value Fund

BlackRock Capital Appreciation Fund

BlackRock Commodity Strategies Fund

BlackRock Disciplined Small Cap Core Fund

BlackRock Emerging Markets Dividend Fund

BlackRock Emerging Markets Fund

BlackRock Emerging Markets Long/Short Equity Fund

BlackRock Energy & Resources Portfolio

BlackRock Equity Dividend Fund

BlackRock EuroFund

BlackRock Flexible Equity Fund

BlackRock Focus Growth Fund

BlackRock Global Dividend Portfolio

BlackRock Global Long/Short Equity Fund

BlackRock Global Opportunities Portfolio

BlackRock Global SmallCap Fund

BlackRock Health Sciences Opportunities Portfolio

BlackRock International Fund

BlackRock International Index Fund

BlackRock International Opportunities Portfolio

BlackRock Large Cap Core Fund

BlackRock Large Cap Core Plus Fund

BlackRock Large Cap Growth Fund

BlackRock Large Cap Value Fund

BlackRock Latin America Fund

BlackRock Long-Horizon Equity Fund

BlackRock Mid-Cap Growth Equity Portfolio

BlackRock Mid-Cap Value Opportunities Fund

BlackRock Natural Resources Trust

BlackRock Pacific Fund

BlackRock Real Estate Securities Fund

BlackRock Russell 1000® Index Fund

BlackRock Science & Technology Opportunities Portfolio

BlackRock Small Cap Growth Equity Portfolio

BlackRock Small Cap Growth Fund II

BlackRock Small Cap Index Fund

BlackRock S&P 500 Stock Fund

BlackRock U.S. Opportunities Portfolio

BlackRock Value Opportunities Fund

Taxable Fixed Income Funds

BlackRock Bond Index Fund

BlackRock Core Bond Portfolio

BlackRock CoreAlpha Bond Fund

BlackRock CoRI Funds

2015

2017

2019

2021

2023

BlackRock Emerging Markets Flexible Dynamic

    Bond Portfolio

BlackRock Floating Rate Income Portfolio

BlackRock Global Long/Short Credit Fund

BlackRock GNMA Portfolio

BlackRock High Yield Bond Portfolio

BlackRock Inflation Protected Bond Portfolio

BlackRock Investment Grade Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock Secured Credit Portfolio

BlackRock Short Obligations Fund

BlackRock Short-Term Treasury Fund

BlackRock Strategic Income Opportunities Portfolio

BlackRock Total Return Fund

BlackRock U.S. Government Bond Portfolio

BlackRock U.S. Mortgage Portfolio

BlackRock Ultra-Short Obligations Fund

BlackRock World Income Fund

Municipal Fixed Income Funds

BlackRock California Municipal Bond Fund

BlackRock High Yield Municipal Fund

BlackRock National Municipal Fund

BlackRock New Jersey Municipal Bond Fund

BlackRock New York Municipal Bond Fund

BlackRock Pennsylvania Municipal Bond Fund

BlackRock Short-Term Municipal Fund

BlackRock Strategic Municipal Opportunities Fund

Mixed Asset Funds

BlackRock Balanced Capital Fund	LifePath® Active Portfolios		LifePath® Index Portfolios
BlackRock Emerging Market Allocation Portfolio	2015	2040	Retirement	2040
BlackRock Global Allocation Fund	2020	2045	2020	2045
BlackRock Managed Volatility Portfolio	2025	2050	2025	2050
BlackRock Multi-Asset Income Portfolio	2030	2055	2030	2055
BlackRock Multi-Asset Real Return Fund	2035		2035

BlackRock Multi-Manager Alternative Strategies Fund	LifePath® Portfolios
BlackRock Strategic Risk Allocation Fund	Retirement	2040
	2020	2045
BlackRock Prepared Portfolios	2025	2050
Conservative Prepared Portfolio	2030	2055
Moderate Prepared Portfolio	2035
Growth Prepared Portfolio
Aggressive Growth Prepared Portfolio

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

44	BLACKROCK FUNDS	JULY 31, 2014

This report is intended for existing shareholders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

SHORTS-7/14-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial expert serving on its audit committee and (ii) each audit committee financial expert is independent:

Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) and Pricewaterhouse Coopers (“PWC”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Commodity Strategies Fund	$37,000	$33,500	$0	$0	$13,850	$0	$0	$0
BlackRock Global Long/Short Credit Fund	$42,500	$39,000	$0	$0	$14,600	$14,600	$0	$0
BlackRock Multi-Asset Real Return Fund	$19,750	$18,000	$0	$0	$15,350	$15,350	$0	$0
BlackRock Short Obligations Fund	$21,600	$21,600	$0	$0	$9,600	$9,600	$0	$0
BlackRock Short-Term Treasury Fund	$21,600	$21,600	$0	$0	$9,600	$0	$0	$0
BlackRock Strategic Risk Allocation Fund	$32,625	$30,000	$0	$0	$12,850	$12,850	$0	$0
BlackRock Ultra-Short Obligations Fund	$23,400	$23,400	$0	$0	$9,600	$9,600	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,555,000	$2,865,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimus exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Commodity Strategies Fund	$0	$0
BlackRock Global Long/Short Credit Fund	$0	$14,600

BlackRock Multi-Asset Real Return Fund	$15,350	$15,350
BlackRock Short Obligations Fund	$9,600	$9,600
BlackRock Short-Term Treasury Fund	$9,600	$0
BlackRock Strategic Risk Allocation Fund	$12,850	$12,850
BlackRock Ultra-Short Obligations Fund	$9,600	$9,600

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,555,000 and $2,865,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Certifications – Attached hereto

(a)(3) Not Applicable

(b) Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds

Date: October 1, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds

Date: October 1, 2014

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Funds

Date: October 1, 2014